[front cover]

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of rowers]
[graphic of markets diary/stocks chart]

Ultra(reg.sm)
Vista

October 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III

    Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

    Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

    While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

    At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the name, its "Fund Facts" page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

    We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(registered mark)

Sincerely,

/signature/                                /signature/

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

[right margin]

  Report Highlights ......................................................  2
  Market Perspective .....................................................  3

ULTRA

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION
  Share Class, Retirement Account, and Tax Information ................... 32
  Background Information

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The 12 months ended October 31, 2001 marked one of the most disappointing U.S.
  equity markets ever. The Dow Jones Industrial Average fell 15.94%, the S&P
  500 Index slumped 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, plummeted 49.68%.

* The Federal Reserve's attempt to revive a sluggish U.S. economy through interest rate cuts produced a wave of second-quarter optimism that faded over the summer, as it became increasingly clear that a significant rebound was unlikely to occur this year. The September 11 terrorist attacks, from an investment perspective, essentially confirmed that the economy had entered a recession.

* Although the gloom of terrorism and war lingered in October, there were some bright spots. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way.

* Though uncertainty remains, we see reasons to be optimistic. Business inventories have been greatly reduced, fuel prices have declined, and fiscal stimulus appears to be taking hold.

ULTRA

* Ultra dropped 31.44% during a year in which the average large-cap growth fund lost 38.73% of its value, according to Lipper Inc. Ultra's benchmark, the
  S&P 500 Index, dropped 24.91% during the period.

* Ultra's portfolio managers reduced the fund's technology position throughout the year, acting on concerns that an inventory glut and excess production capacity would limit the ability of tech companies to generate sustainable growth. Demand for technology products dropped, hurting the fund's investments in makers of data storage equipment, routing gear, and semiconductors.

* Consumer spending remained a source of strength in the U.S. economy until the closing weeks of the period. As a result, Ultra garnered solid returns from holdings in a variety of specialty retailers, including those that sell electronics, auto parts and home improvement products.

VISTA

* Vista declined 37.48% for the year ended October 31, 2001, versus the 33.11%
  decline of its benchmark, the Russell 2500 Growth Index. The 423 mid-cap growth funds tracked by Lipper Inc. fell an average of 38.65%.

* As technology product inventories grew and earnings suffered, Vista's portfolio managers steered the fund away from technology firms and toward areas they believe showed sustainable acceleration, including defense and aerospace companies.

* Some of the top performing stocks were in health care, as the fund shifted toward drug makers and hospitals and away from high-volatility biotechnology firms.

[left margin]

                    ULTRA(1)
                    (TWCUX)
    TOTAL RETURNS:        AS OF 10/31/01
      6 Months                   -14.08%(2)
      1 Year                     -31.44%
    INCEPTION DATE:              11/2/81
    NET ASSETS:            $25.6 billion(3)

                    VISTA(1)
                    (TWCVX)
    TOTAL RETURNS:        AS OF 10/31/01
      6 Months                   -20.21%(2)
      1 Year                     -37.48%
    INCEPTION DATE:             11/25/83
    NET ASSETS:             $1.3 billion(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes all classes.

See Total Returns on pages 4 and 11.
Investment terms are defined in the Glossary on pages 34-35.

2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

    A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing U.S. equity markets in history. When we closed our books, the Dow Jones Industrial Average was down 15.94%, the S&P 500 Index had declined
24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

    From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur this year. Worsening economic conditions overseas lowered investors'
expectations, as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

    Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was fed by surprisingly resilient post-9/11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

    Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth. In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with selected providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process led us away from technology and other sectors displaying decelerating growth.

    Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year--which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

    In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong--for example, a protracted war or negative impact on oil prices due to events in the Middle East--the recovery we're all eager to see could be pushed further into the distance.

    Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500                 -24.91%
S&P MIDCAP 400          -12.45%
RUSSELL 2000            -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                                  www.americancentury.com     3

Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                    INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS             C CLASS
                 (INCEPTION 11/2/81)       (INCEPTION 10/2/96)       (INCEPTION 11/14/96)      (INCEPTION 10/29/01)

                  ULTRA      S&P 500        ULTRA      S&P 500        ULTRA      S&P 500        ULTRA      S&P 500

6 MONTHS* ...... -14.08%     -14.60%       -14.25%     -14.60%       -13.92%     -14.60%           --           --
1 YEAR ......... -31.44%     -24.91%       -31.69%     -24.91%       -31.25%     -24.91%           --           --
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......... 1.27%       0.04%         1.04%       0.04%         1.45%       0.04%           --           --
5 YEARS .......... 7.94%      10.04%         7.68%      10.04%            --          --           --           --
10 YEARS ........ 11.71%      12.76%            --          --            --          --           --           --
LIFE OF FUND .... 15.18%      14.85%(1)      7.54%      10.46%(2)      7.30%       9.16%       -2.71%*(3)   -3.64%*(4)

*Returns for periods less than one year are not annualized.

(1) Since 10/31/81, the date nearest the class's inception for which data are available.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

(3) Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been -1.72% if shares were not redeemed during the period.

(4) Since 10/25/01, the date nearest the class's inception for which data are available.

See pages 32-35 for information about share classes, the S&P 500 Index, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P
500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

4     1-800-345-2021

Ultra--Performance Review
--------------------------------------------------------------------------------

[photo of John Sykora, Jim Stowers III, and Bruce Wimberly]

     A commentary by John Sykora, Jim Stowers III, Bruce Wimberly, and Jerry
Sullivan (not pictured), portfolio managers on the Ultra investment team.

     Ultra declined 31.44%* during a difficult year in which, according to
Lipper Inc., the average large-cap growth fund lost 38.73% of its value. The fund's benchmark, the S&P 500 Index, also fell, losing 24.91% during the 12 months ended October 31, 2001.

     Over the last three years, Ultra gained 1.27% on an annualized basis, beating the average peer's 1.74% loss and the benchmark's 0.04% gain. Ultra also outperformed its average peer 7.94% to 6.61% on an annualized basis over the last five years, while lagging the S&P 500's 10.04% gain.

     The events of the year covered by this report presented one of the most difficult investment environments ever for growth-oriented investors. The period opened with a disputed presidential election that took 36 days and a Supreme
Court decision to resolve, and ended with U.S. troops in the field, bioterrorism threats at home, and consumer confidence at a seven-year low. In between, investors were faced with the worst corporate earnings situation in more than 10 years as the economic slowdown that began in 2000 led to three consecutive quarters of declining corporate earnings in 2001.

     On the positive side, the Federal Reserve cut interest rates nine times in hopes of staving off a deep recession. Congress also passed a tax cut that resulted in mid-year rebates for most taxpayers, and was developing additional stimulus measures when we closed our books at the end of October. Though these efforts may ultimately prove effective in re-igniting the economy, they did little to ease the stock market's decline over the last 12 months.

     In this environment, the Ultra management team applied its proven process of investing in companies with improving business fundamentals. A key benefit of this long-held approach is that it provides the flexibility to invest in companies that meet our strict requirements regardless of where they're found in the equity marketplace. As a result, the Ultra team is invested in a broader range of companies and industries than a year ago.

TECHNOLOGY, MEDIA, AND FINANCIAL STOCKS DECLINE

     Ultra's portfolio managers reduced the fund's technology position throughout the year, acting on concerns that an inventory glut and excess production capacity would limit the ability of tech companies to generate sustainable growth. Many of these companies had expanded their facilities to meet growing demand in the late 1990s but were left with unsold inventory and under-utilized plants when corporations and telecommunications companies began slashing capital spending last year. Prospects for a rapid recovery in capital spending dimmed in 2001 as over-leveraged telecommunications providers were unable to secure additional financing for new purchases and

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE

                                                10/31/01          10/31/00

NO. OF EQUITY SECURITIES                          193               88

P/E RATIO                                        25.6              49.1

MEDIAN MARKET                                    $7.1              $30.4
   CAPITALIZATION                               BILLION           BILLION

WEIGHTED AVERAGE                                 $90.5             $140
   MARKET CAPITALIZATION                        BILLION           BILLION

PORTFOLIO TURNOVER                                86%               62%

EXPENSE RATIO (FOR
   INVESTOR CLASS)                               0.98%             0.99%

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS,
   EQUITY FUTURES & WARRANTS                                     94.7%

FOREIGN STOCKS                                                    2.4%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         97.1%

TEMPORARY CASH INVESTMENTS                                        2.9%

Investment terms are defined in the Glossary on pages 34-35.

                                                  www.americancentury.com     5

Ultra--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

corporations continued to cut expenses. As a result, demand decreased for many technology products. This hurt the fund's investments in makers of data storage equipment, routing gear, data management software, and semiconductors.
Technology bellwethers Cisco Systems and EMC were two of the hardest hit.

     Advertising was another area targeted by corporate budget-cutters during the period. With corporate earnings under pressure, advertising spending slowed, weighing heavily on Ultra's investments in media companies that depend on advertising revenue from their broadcasting, cable, Internet, and publishing outlets.

     Ultra's returns were also diminished by investments in the financial sector. The difficult market environment hurt investment management firms, which saw trading activity slow and assets under management decline. Further, deteriorating economic conditions led to worries about loan defaults among credit card companies and commercial lenders. On the positive side, financial services companies benefited from declining interest rates, which led to wider profit margins and a boom in mortgage refinancing activity.

CONSUMERS KEPT SPENDING

     Consumer spending remained a source of strength in the U.S. economy until the closing weeks of the period. As a result, Ultra garnered solid returns from holdings in a variety of specialty retailers, including those that sell electronics, auto parts, and home improvement products. A good example is Best
Buy, an appliance and electronics retailer that posted solid results while gaining market share during the period.

     With the economy slowing, investments in discount department stores that cater to bargain-conscious shoppers also performed well. Similarly, companies that make products that consumers buy regardless of economic conditions lifted returns. For example, tobacco companies such as Philip Morris, which enjoyed pricing power during the period, contributed to Ultra's absolute returns and provided valuable ballast during a period when few segments of the market were generating positive results.

     Ultra's health care stake, which accounts for one of its largest sector weightings, also helped relative performance. Led by a double-digit pharmaceutical weighting, health care holdings declined in absolute terms on a
12-month basis, but outperformed the market as a whole and gained ground during the second half of the fund's fiscal year.

     Finally, in a management-related development, Jerry Sullivan joined the
Ultra team as a portfolio manager during the period. He has nearly 20 years of investment industry experience and formerly co-managed American Century's Select fund.

LOOKING AHEAD

     Though the last 12 months were difficult for growth-oriented investors, the
Ultra team remains fully committed to our investment process. We believe that investing in good companies that are growing at accelerating and sustainable rates will enable us to generate superior positive returns over time. We're hopeful that this commitment will enable our shareholders to achieve their financial objectives.

[left margin]

TOP TEN HOLDINGS

                               % OF FUND INVESTMENTS
                                 AS OF       AS OF
                               10/31/01     4/30/01

PFIZER, INC.                     6.8%         8.9%
TYCO
   INTERNATIONAL LTD.            5.7%         5.1%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                   4.0%         5.8%
PHILIP MORRIS
   COMPANIES INC.                3.4%         1.7%
CITIGROUP INC.                   3.4%         4.6%
GENERAL ELECTRIC CO.             2.5%         5.5%
AOL TIME WARNER INC.             2.2%         9.1%
FANNIE MAE                       2.1%         2.3%
MICROSOFT CORP.                  1.9%         2.5%
JOHNSON & JOHNSON                1.7%         2.1%

TOP FIVE INDUSTRIES

                               % OF FUND INVESTMENTS
                                 AS OF       AS OF
                               10/31/01     4/30/01

DRUGS                           10.9%        12.5%
PROPERTY & CASUALTY
   INSURANCE                     8.3%         8.4%
FINANCIAL SERVICES               7.6%         9.9%
INDUSTRIAL PARTS                 6.3%         0.2%
MEDICAL PRODUCTS
   & SUPPLIES                    4.7%         6.2%

6         1-800-345-2021

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 94.1%

ALCOHOL -- 0.1%
     689,914  Constellation Brands, Inc.(1)                   $       28,314
                                                      --------------------------

APPAREL & TEXTILES -- 1.5%
     950,000  Coach Inc.(1)                                           26,505
   4,439,843  Jones Apparel Group, Inc.(1)                           122,540
   2,885,000  Liz Claiborne, Inc.(2)                                 131,267
   1,374,934  Nautica Enterprises, Inc.(1)                            16,767
   1,211,921  Polo Ralph Lauren Corp.(1)                              26,687

   1,500,000  Timberland Co. (The)(1)                                 48,720
                                                      --------------------------
                                                                     372,486
                                                      --------------------------

BANKS -- 4.3%
   3,815,000  Bank of America Corp.                                  225,047
  19,006,499  Citigroup Inc.                                         865,176
                                                      --------------------------
                                                                   1,090,223
                                                      --------------------------

CHEMICALS -- 0.8%
   4,050,000  Sealed Air Corp.(1)(2)                                 162,162
   1,594,600  Sherwin-Williams Co.                                    38,844
                                                      --------------------------
                                                                     201,006
                                                      --------------------------

CLOTHING STORES -- 1.1%
   1,705,000  Men's Wearhouse, Inc. (The)(1)                          33,878
   1,357,000  Ross Stores, Inc.                                       42,549
     735,000  Talbots, Inc.                                           20,948
   5,695,000  TJX Companies, Inc. (The)                              192,491
                                                      --------------------------
                                                                     289,866
                                                      --------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.2%
   1,935,000  Black Box Corporation(1)(2)                             87,143
   1,775,000  International Business
                 Machines Corp.                                      191,823
   3,150,000  Sun Microsystems, Inc.(1)                               31,973
                                                      --------------------------
                                                                     310,939
                                                      --------------------------

COMPUTER SOFTWARE -- 3.1%
     511,529  Amdocs Ltd.(1)                                          13,356
     722,818  Check Point Software
                 Technologies Ltd.(1)                                 21,345
   8,373,000  Microsoft Corp.(1)(3)                                  486,848
  16,664,400  Oracle Corp.(1)                                        225,886
      34,642  Per-Se Technologies, Inc. Warrants(1)                        2
   2,326,800  SmartForce Plc ADR(1)                                   38,287
                                                      --------------------------
                                                                     785,724
                                                      --------------------------

CONSTRUCTION & REAL PROPERTY -- 0.7%
   2,345,000  Cemex SA ADR                                            53,935
   6,865,700  Masco Corp.                                            136,147
                                                      --------------------------
                                                                     190,082
                                                      --------------------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.4%
     400,000  Black & Decker Corporation                      $       13,236
   1,395,000  Ethan Allen Interiors Inc.                              44,654
   2,425,000  Leggett & Platt, Inc.                                   52,550
                                                      --------------------------
                                                                     110,440
                                                      --------------------------

DEFENSE/AEROSPACE -- 1.0%
   1,330,000  General Dynamics Corp.                                 108,527
   2,785,000  Honeywell International Inc.                            82,297
     510,000  Northrop Grumman Corp.                                  50,975
     475,050  Precision Castparts Corp.                               10,803
                                                      --------------------------
                                                                     252,602
                                                      --------------------------

DEPARTMENT STORES -- 2.5%
   4,258,000  Costco Companies, Inc.(1)                              161,293
   1,905,000  May Department Stores Co. (The)                         59,912
   1,855,000  Sears, Roebuck & Co.                                    71,918
   5,598,000  Target Corp.                                           174,378
   3,592,600  Wal-Mart Stores, Inc.                                  184,660
                                                      --------------------------
                                                                     652,161
                                                      --------------------------

DRUGS -- 10.9%
     441,346  Alpharma Inc.                                           12,225
   1,647,100  American Home Products Corp.                            91,958
   2,345,000  Bristol-Myers Squibb Co.                               125,340
   1,010,000  Elan Corp. plc ADR(1)                                   46,107
   6,345,000  Merck & Co., Inc.                                      404,873
  41,320,275  Pfizer, Inc.                                         1,731,319
   3,439,500  Pharmacia Corp.                                        139,368
   2,920,000  Schering-Plough Corp.                                  108,566
   1,310,145  Teva Pharmaceutical
                 Industries Ltd. ADR                                  80,987
   1,635,000  Watson Pharmaceuticals, Inc.(1)                         77,957
                                                      --------------------------
                                                                   2,818,700
                                                      --------------------------

ELECTRICAL EQUIPMENT -- 1.5%
   1,100,000  Celestica Inc.(1)                                       37,752
   4,862,400  Cisco Systems Inc.(1)                                   82,247
   5,380,030  Comverse Technology, Inc.(1)                           101,172
   2,230,000  Dover Corp.                                             73,479
   5,025,000  Motorola, Inc.                                          82,259
                                                      --------------------------
                                                                     376,909
                                                      --------------------------

ENERGY RESERVES & PRODUCTION -- 2.8%
   1,730,000  Anadarko Petroleum Corp.                                98,697
   4,415,000  Apache Corp.                                           227,813
     525,000  BP Plc ADR                                              25,379
   2,505,000  Burlington Resources, Inc.                              93,311
     820,000  Devon Energy Corporation                                31,406
   3,560,000  EOG Resources Inc.                                     125,917
   1,620,000  Kerr-McGee Corp.                                        93,312
     223,175  Noble Affiliates, Inc.                                   8,251
                                                      --------------------------
                                                                     704,086
                                                      --------------------------

See Notes to Financial Statements                 www.americancentury.com     7

Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

ENTERTAINMENT -- 2.8%
  18,358,757  AOL Time Warner Inc.(1)                          $     572,977
   6,205,000  Carnival Corp. Cl A                                    135,145
                                                      --------------------------
                                                                     708,122
                                                      --------------------------

ENVIRONMENTAL SERVICES -- 0.5%
   5,546,752  Waste Management, Inc.                                 135,895
                                                      --------------------------

FINANCIAL SERVICES -- 7.6%
   1,361,300  Ambac Financial Group, Inc.                             65,342
   4,020,000  American Express Co.                                   118,309
   2,390,000  Block (H & R), Inc.                                     81,451
   1,445,000  Cendant Corporation(1)                                  18,727
     884,958  Certegy Inc.(1)                                         25,221
   6,501,600  Fannie Mae                                             526,370
   3,035,500  Federal Home Loan
                 Mortgage Corporation                                205,868
  17,427,500  General Electric Co.                                   634,535
     760,000  Marsh & McLennan Companies, Inc.                        73,530
   2,385,000  MBIA Inc.                                              109,853
   1,970,000  MGIC Investment Corp.                                  101,928
                                                      --------------------------
                                                                   1,961,134
                                                      --------------------------

FOOD & BEVERAGE -- 0.6%
   2,268,000  Archer-Daniels-Midland Co.                              31,593
   1,525,000  ConAgra, Inc.                                           34,923
   1,465,127  Suiza Foods Corp.(1)(2)                                 86,398
                                                      --------------------------
                                                                     152,914
                                                      --------------------------

FOREST PRODUCTS & PAPER -- 0.2%
   1,580,000  United Stationers Inc.(1)(2)                            44,359
                                                      --------------------------

GROCERY STORES -- 0.4%
   1,575,000  Safeway Inc.(1)                                         65,599
   2,078,200  Supervalu Inc.                                          44,349
                                                      --------------------------
                                                                     109,948
                                                      --------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.1%
   1,145,000  American Power Conversion Corp.(1)                      14,742
   3,090,000  Emerson Electric Co.                                   151,472
   1,971,500  United Technologies Corp.                              106,244
                                                      --------------------------
                                                                     272,458
                                                      --------------------------

HOME PRODUCTS -- 0.5%
   1,890,000  Fortune Brands, Inc.                                    69,646
     775,000  Procter & Gamble Co. (The)                              57,180
                                                      --------------------------
                                                                     126,826
                                                      --------------------------

HOTELS -- 0.7%
   3,050,000  Harrah's Entertainment, Inc.(1)                         88,847
   4,000,000  Park Place Entertainment Corp.(1)                       28,640
   2,350,000  Starwood Hotels & Resorts
                 Worldwide, Inc.                                      51,794
                                                      --------------------------
                                                                     169,281
                                                      --------------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 6.3%
   1,515,000  American Standard Companies Inc.(1)             $       87,719
     641,000  Magna International Inc. Cl A                           33,902
   1,310,000  Snap-on Inc.                                            35,056
  29,633,920  Tyco International Ltd.                              1,456,210
                                                      --------------------------
                                                                   1,612,887
                                                      --------------------------

INDUSTRIAL SERVICES -- 0.4%
   1,995,000  Rent-A-Center Inc.(1)(2)                                54,464
   1,940,000  United Rentals Inc.(1)                                  35,405
                                                      --------------------------
                                                                      89,869
                                                      --------------------------

INFORMATION SERVICES -- 4.6%
   4,605,500  Accenture Ltd. Cl A(1)                                  80,919
   2,225,000  Automatic Data Processing, Inc.                        114,944
     810,000  BARRA, Inc.(1)                                          37,463
   1,039,083  Catalina Marketing Corp.(1)                             28,731
   7,379,842  Concord EFS, Inc.(1)                                   202,022
   2,320,000  Convergys Corp.(1)                                      65,192
     695,000  DST Systems, Inc.(1)                                    28,460
   3,345,000  First Data Corp.                                       226,021
     656,441  Getty Images Inc.(1)                                    10,231
   3,440,000  Paychex, Inc.                                          110,304
   3,910,500  Sabre Holdings Corp.(1)                                102,846
   3,704,091  SunGard Data Systems Inc.(1)                            93,343
   2,246,532  TMP Worldwide Inc.(1)                                   67,126
                                                      --------------------------
                                                                   1,167,602
                                                      --------------------------

INVESTMENT TRUSTS -- 0.4%
   1,145,000  MidCap SPDR Trust Series 1                              94,634
                                                      --------------------------

LEISURE -- 0.9%
   1,175,000  Bally Total Fitness Holding
                 Corporation(1)                                       21,691
   1,550,000  Brunswick Corp.                                         27,730
   2,895,000  Direct Focus Inc.(1)(2)                                 70,710
   4,465,000  Mattel, Inc.(1)                                         84,521
     735,065  Polaris Industries Inc.                                 33,049
                                                      --------------------------
                                                                     237,701
                                                      --------------------------

LIFE & HEALTH INSURANCE -- 0.8%
   3,590,100  MetLife, Inc.                                           96,574
   1,385,049  Principal Financial Group(1)                            31,164
   3,889,000  UnumProvident Corp.                                     87,230
                                                      --------------------------
                                                                     214,968
                                                      --------------------------

MEDIA -- 3.4%
   1,316,172  Charter Communications, Inc.(1)                         18,617
  10,512,700  Comcast Corp. Cl A(1)                                  376,828
  10,849,362  Gemstar - TV Guide
                 International, Inc.(1)                              219,808
   4,378,200  Univision Communications Inc. Cl A(1)                  109,455
   3,673,000  Viacom, Inc. Cl B(1)                                   134,101
                                                      --------------------------
                                                                     858,809
                                                      --------------------------

8         1-800-345-2021                      See Notes to Financial Statements

Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.7%
   5,775,000  Abbott Laboratories                              $     305,960
   1,525,000  Baxter International, Inc.                              73,764
   2,415,000  Guidant Corp.(1)                                       100,247
   7,636,000  Johnson & Johnson                                      442,200
   4,308,400  Medtronic, Inc.                                        173,629
   4,308,397  PerkinElmer, Inc.                                      115,939
                                                      --------------------------
                                                                   1,211,739
                                                      --------------------------

MEDICAL PROVIDERS & SERVICES -- 0.1%
     741,883  Anthem, Inc.(1)                                         31,070
                                                      --------------------------

MINING & METALS -- 0.2%
     950,000  Nucor Corp.                                             39,235
                                                      --------------------------

MOTOR VEHICLES & PARTS -- 0.5%
     820,000  Harley-Davidson, Inc.                                   37,113
   1,155,000  Johnson Controls, Inc.                                  83,529
     425,000  Lear Corporation(1)                                     13,048
                                                      --------------------------
                                                                     133,690
                                                      --------------------------

OIL REFINING -- 0.8%
   1,190,000  ChevronTexaco Corp.                                    105,375
   3,650,000  Conoco Inc.                                             93,805
                                                      --------------------------
                                                                     199,180
                                                      --------------------------

OIL SERVICES -- 2.0%
   2,265,000  BJ Services Co.(1)                                      57,961
   1,405,000  Diamond Offshore Drilling, Inc.                         38,778
   6,570,000  ENSCO International Inc.(2)                            130,086
     815,000  Noble Drilling Corp.(1)                                 24,898
   5,570,000  Rowan Companies, Inc.(1)(2)                             94,077
   4,165,000  Transocean Sedco Forex, Inc.                           125,575
   1,060,000  Weatherford International, Inc.(1)                      36,284
                                                      --------------------------
                                                                     507,659
                                                      --------------------------

PROPERTY & CASUALTY INSURANCE -- 8.3%
   3,288,412  Ace, Ltd.                                              115,917
     800,000  Allstate Corp.                                          25,104
  13,014,371  American International Group, Inc.                   1,022,929
       5,136  Berkshire Hathaway Inc. Cl A(1)                        365,682
      54,005  Berkshire Hathaway Inc. Cl B(1)                        127,128
     885,000  Chubb Corp. (The)                                       60,446
   1,402,500  Fidelity National Financial, Inc.                       32,272
   2,427,500  Loews Corp.                                            123,317
   1,340,000  PMI Group, Inc. (The)                                   74,303
   2,069,800  XL Capital Ltd. Cl A                                   179,783
                                                      --------------------------
                                                                   2,126,881
                                                      --------------------------

PUBLISHING -- 0.5%
     540,000  Gannett Co., Inc.                                       34,128
   1,840,000  McGraw-Hill Companies, Inc. (The)                       96,747
                                                      --------------------------
                                                                     130,875
                                                      --------------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

RAILROADS -- 0.5%
     355,000  Canadian National Railway Co.(1)                $       14,058
   2,570,000  CSX Corporation                                         86,609
     650,000  Union Pacific Corp.                                     33,807
                                                      --------------------------
                                                                     134,474
                                                      --------------------------

REAL ESTATE INVESTMENT TRUST -- 0.5%
   1,505,000  Equity Office Properties Trust                          42,892
     560,000  Equity Residential Properties Trust                     14,532
   5,250,000  Host Marriott Corp.                                     35,438
     725,000  Public Storage, Inc.                                    23,845
                                                      --------------------------
                                                                     116,707
                                                      --------------------------

RESTAURANTS -- 1.7%
   2,624,749  Applebee's International Inc.(2)                        78,887
   1,055,000  CEC Entertainment Inc.(1)                               40,871
   5,960,000  McDonald's Corp.                                       155,377
   2,825,000  Outback Steakhouse, Inc.(1)                             81,501
   2,821,408  Starbucks Corp.(1)                                      48,317
   1,590,000  Wendy's International, Inc.                             41,817
                                                      --------------------------
                                                                     446,770
                                                      --------------------------

SECURITIES & ASSET MANAGEMENT -- 0.6%
     500,000  Affiliated Managers Group Inc.(1)                       30,850
     300,000  Alliance Capital Management
                 Holding L.P.(1)                                      14,295
     495,000  Merrill Lynch & Co., Inc.                               21,636
   1,570,000  Morgan Stanley Dean Witter & Co.                        76,805
                                                      --------------------------
                                                                     143,586
                                                      --------------------------

SEMICONDUCTOR -- 0.6%
   5,574,200  Intel Corp.                                            136,094
     147,200  Linear Technology Corp.                                  5,712
     192,200  Maxim Integrated Products, Inc.(1)                       8,793
                                                      --------------------------
                                                                     150,599
                                                      --------------------------

SPECIALTY STORES -- 1.4%
     355,000  Bed Bath & Beyond Inc.(1)                                8,891
   2,494,000  Home Depot, Inc.                                        95,346
     266,381  Michaels Stores, Inc.(1)                                13,661
     500,000  RadioShack Corp.                                        12,495
   4,420,000  Staples, Inc.(1)                                        64,466
     980,000  Tiffany & Co.                                           22,922
   5,625,700  Toys 'R' Us, Inc.(1)                                   106,888
   1,175,000  Zale Corp.(1)                                           33,629
                                                      --------------------------
                                                                     358,298
                                                      --------------------------

TELEPHONE -- 0.5%
     349,039  BellSouth Corp.                                         12,914
   2,373,642  SBC Communications Inc.                                 90,459
   1,700,000  WorldCom, Inc. -- WorldCom Group(1)                     22,874
                                                      --------------------------
                                                                     126,247
                                                      --------------------------

THRIFTS -- 0.7%
   5,820,000  Washington Mutual, Inc.                                175,706
                                                      --------------------------

See Notes to Financial Statements                 www.americancentury.com     9

Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

TOBACCO -- 3.6%
  18,824,300  Philip Morris Companies Inc.                     $     880,977
   1,075,000  UST Inc.                                                36,131
                                                      --------------------------
                                                                     917,108
                                                      --------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.5%
   3,625,000  Tidewater Inc.(2)                                      109,548
     525,000  United Parcel Service, Inc. Cl B                        26,775
                                                      --------------------------

                                                                     136,323
                                                      --------------------------

WIRELESS TELECOMMUNICATIONS -- 3.3%
   3,770,000  American Tower Corp. Cl A(1)                            41,545
  37,713,800  Liberty Media Corporation(1)                           440,874
   6,539,200  QUALCOMM Inc.(1)                                       321,238
   1,685,000  Sprint PCS(1)                                           37,576
                                                      --------------------------
                                                                     841,233
                                                      --------------------------

TOTAL COMMON STOCKS & WARRANTS                                    24,068,325
                                                      --------------------------
   (Cost $21,306,971)

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 3.0%

  Repurchase Agreement, Credit Suisse
     First Boston, Inc., (U.S. Treasury obligations),
     in a joint trading account at 2.54%,
     dated 10/31/01, due 11/1/01
     (Delivery value $50,712)                                         50,708

  Repurchase Agreement, Goldman Sachs & Co.,
     (U.S. Treasury obligations),
     in a joint trading account at 2.50%,
     dated 10/31/01, due 11/1/01
     (Delivery value $380,026)                                       380,000

  Repurchase Agreement, Salomon Smith Barney
     Holdings, Inc., (U.S. Treasury obligations),
     in a joint trading account at 2.52%,
     dated 10/31/01, due 11/1/01
     (Delivery value $350,025)                                       350,000
                                                      --------------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                               780,708
                                                      --------------------------
  (Cost $780,708)

                           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.9%

  Repurchase Agreement, Credit Suisse
     First Boston, Inc., (U.S. Treasury obligations),
     in a joint trading account at 2.54%,
     dated 10/31/01, due 11/1/01
     (Delivery value $66,797)                               $       66,792

  Repurchase Agreement, Deutsche Bank, Inc.,
     (U.S. Treasury obligations),
     in a joint trading account at 2.53%,
     dated 10/31/01, due 11/1/01
     (Delivery value $400,028)                                     400,000

  Repurchase Agreement, Bank of America N.A.,
     (U.S. Treasury obligations),
     in a joint trading account at 2.50%,
     dated 10/31/01, due 11/1/01
     (Delivery value $265,018)                                     265,000
                                                      --------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                    731,792
                                                      --------------------------
   (Cost $731,792)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $25,580,825
                                                      ==========================
  (Cost $22,819,471)

EQUITY FUTURES CONTRACTS*
                                                    ($ in Thousands)
                           Expiration         Underlying Face      Unrealized
    Purchased                 Date            Amount at Value         Gain
--------------------------------------------------------------------------------
3,661  Russell 2000
       Futures            December 2001          $780,708            $8,870
                                         =======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
SPDR = Standard & Poor's Depositary Receipt

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
    Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements
    for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 2001.)

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

10        1-800-345-2021                      See Notes to Financial Statements

Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                       INVESTOR CLASS           ADVISOR CLASS          INSTITUTIONAL CLASS            C CLASS
                    (INCEPTION 11/25/83)     (INCEPTION 10/2/96)      (INCEPTION 11/14/96)      (INCEPTION 7/18/01)

                             RUSSELL 2500            RUSSELL 2500              RUSSELL 2500             RUSSELL 2500
                    VISTA      GROWTH        VISTA     GROWTH         VISTA      GROWTH        VISTA      GROWTH

6 MONTHS* ........ -20.21%    -15.69%       -20.53%    -15.69%       -20.09%     -15.69%         --          --
1 YEAR ........... -37.48%    -33.11%       -37.76%    -33.11%       -37.31%     -33.11%         --          --
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 19.95%      6.03%        19.65%      6.03%        20.14%       6.03%         --          --
5 YEARS ...........  3.34%      4.58%         3.11%      4.58%            --          --         --          --
10 YEARS ..........  8.83%      8.80%            --         --            --          --         --          --
LIFE OF FUND ...... 10.90%      N/A(1)        1.58%      3.86%(2)      3.51%     4.58%(3)   -13.14%*(4)   -13.50%*(5)

*Returns for periods less than one year are not annualized.

(1) Benchmark began 1/1/86.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

(3) Since 10/31/96, the date nearest the class's inception for which data are available.

(4) Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been -12.26% if shares were not redeemed during the period.

(5) Since 7/31/01, the date nearest the class's inception for which data are available.

See pages 32-35 for information about share classes, the Russell 2500 Growth
Index, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell
2500 Growth Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                                                  www.americancentury.com    11

Vista--Performance Review
--------------------------------------------------------------------------------

[photo of Glenn Fogle and David Rose]

     A commentary by Glenn Fogle and David Rose, portfolio managers on the Vista investment team.

     In one of the most remarkable periods on record, Vista declined 37.48%*, versus the 33.11% decline of its benchmark, the Russell 2500 Growth Index for the year ended October 31, 2001. The S&P 500, the proxy for broader market performance, fell 24.91%. Still, Vista held up well against its growth peers:
the 423 mid-cap growth funds tracked by Lipper Inc. fell an average of 38.65%.

     The period opened to the turmoil of the unresolved presidential election and closed with an economy hovering near recession following the terrorist attacks of September 11. In the months between, economic indicators persistently deteriorated, despite unprecedented intervention by the Federal Reserve. As the economy cooled, one company after another reported earnings shortfalls, special charges, and layoffs. A steep correction in growth stocks ensued that was particularly hard on the medium-sized growth firms Vista favors. This was demonstrated by the difference between two indices during the 12 months ended
October 31, 2001: while the Russell MidCap Growth Index tumbled 42.78%, its value counterpart, the Russell MidCap Value Index, dropped only 1.38%.

     A longer-term assessment of Vista's discipline and performance, and the investment environment in which it operated, yields a more complete perspective.
Most market indices surged to new highs in early 2000 on the crest of the mania for technology and telecommunications stocks, only to surrender those gains during the subsequent reality check. For example, the Nasdaq rose from 1771 on
October 30, 1998 to more than 5000 in March 2000, but fell below 1700 by October
31, 2001.

     Against this backdrop, Vista's aggressive growth investment approach has produced similar volatility. However, Vista's gains in the preceding bull market were substantially greater than its decline in the recent bear market. For the three years ended October 31, 2001, Vista posted an annualized gain of 19.95%, outpacing both the 6.03% annualized gain of its benchmark, and the 7.52% figure for the average mid-cap growth fund tracked by Lipper Inc., performance that places Vista in the top 6% of 265 peers over the three years.

TECHNOLOGY, ENERGY, HEALTH CARE, AND FINANCIAL

     An apparent return by investors to technology stocks in late October did little to offset declines that sector suffered during the fiscal year, making this group the most detrimental in terms of absolute returns.

     Profit-conscious businesses began reducing capital spending for technology and telecommunications in the last months of 2000. As inventories grew and prices tumbled, the ability of technology companies, such as semiconductor firms, to maintain earnings growth diminished. Our objective mandates that we search for companies demonstrating earnings acceleration. Therefore, we steered the portfolio away from these vulnerable businesses and into those with the possibility for sus-

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                10/31/01          10/31/00

NO. OF EQUITY SECURITIES                           76                75

P/E RATIO                                         26.7              35.2

MEDIAN MARKET                                    $2.41             $3.37
   CAPITALIZATION                               BILLION           BILLION

WEIGHTED AVERAGE                                 $7.11             $9.96
   MARKET CAPITALIZATION                        BILLION           BILLION

PORTFOLIO TURNOVER                                290%              135%

EXPENSE RATIO (FOR
   INVESTOR CLASS)                                1.00%             1.00%

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2001

U.S. COMMON STOCKS,
   EQUITY FUTURES & WARRANTS                                     89.7%

FOREIGN STOCKS                                                    1.0%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         90.7%

TEMPORARY CASH INVESTMENTS                                        9.3%

Investment terms are defined in the Glossary on pages 34-35.

12    1-800-345-2021

Vista--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

tainable acceleration, including defense and aerospace companies, such as
Lockheed Martin. These positions were initiated well before the terrorist attacks.

     As we decreased Vista's exposure to technology, we re-deployed that money into energy, health care, and financials. Energy stocks were significant sources of strength coming into the period, but performance later suffered, significantly restraining the fund. In the first half of the fiscal year, increasing demand for gas and oil supported higher prices, giving energy producers cash flow and incentive to accelerate exploration and production. The percentage of drilling rigs under contract steadily grew, and Vista profited from several leading service companies, such as Nabors Industries. Later in the period, these shares tumbled in anticipation of falling demand and pricing due to the softening economy. Our judgment that the decline would be brief did not come to pass. As the outlook worsened, we eliminated these positions, but not before incurring losses.

     Health care businesses, which are generally less impacted by economic difficulty, have been attractive for some time. The search for acceleration led us to drug makers and hospitals and produced three of the period's top-contributing stocks. While medical providers, such as Tenet Healthcare
Corp., were the beneficiaries of regulatory relief and stronger pricing, generic drug makers prospered from patent expirations on brand name medicines.

     For the most part, investors retreated from high-volatility biotechnology stocks, companies that are often years away from earning a profit. As the economy declined, so did the prices investors were willing to pay for future earnings, taking down Protein Design Labs, a sizeable, long-time holding that ultimately detracted the most from Vista's performance during the period.

     Financials, long an area of positive emphasis for the fund, also dampened performance. When the Federal Reserve moved to support the ailing economy by cutting interest rates, banks and thrifts prospered as the costs of deposits fell and profit margins rose. Property and casualty insurance firms also thrived as pricing improved. However, the monetary stimulus failed to create a rebound in the economy, and the increasing possibility of credit risk slowed the progress of many of Vista's financial holdings.

THE ROAD AHEAD

     Like forest fires, bear markets, though unpleasant, serve the useful and necessary purpose of purging excess. Since the market's peak in early 2000, stock prices, particularly those of technology and telecom firms, have declined to levels that more closely reflect economic value, while unbridled bullishness has given way to more circumspect and rational expectations. But there's room for optimism: with the volatility and risk associated with aggressive growth investing comes the potential for handsome returns when conditions improve. We have strong conviction in the investments our process has identified and are confident that Vista is well positioned to reward investors when recovery finally arrives.

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/01             4/30/01
FIRST HEALTH
   GROUP CORP.                                  5.1%                3.5%
TENET HEALTHCARE
   CORP.                                        5.0%                2.4%
AMERISOURCEBERGEN
   CORP.                                        3.8%                 --
SPRINT PCS                                      3.7%                 --
WELLPOINT HEALTH
   NETWORKS INC.                                3.7%                 --
TRICON GLOBAL
   RESTAURANTS, INC.                            3.3%                 --
ADVANCEPCS                                      3.0%                0.5%
LOCKHEED
   MARTIN CORP.                                 2.5%                 --
AFFILIATED COMPUTER
   SERVICES INC.                                2.4%                 --
FIRST DATA CORP.                                2.3%                 --

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/01             4/30/01

MEDICAL PROVIDERS
   & SERVICES                                   22.3%               11.5%
DRUGS                                           11.2%                8.9%
DEFENSE/AEROSPACE                                8.8%                0.7%
INFORMATION SERVICES                             5.4%                0.5%
WIRELESS
   TELECOMMUNICATIONS                            4.4%                1.4%

                                               www.americancentury.com       13

Vista--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 87.7%

ALCOHOL - 2.6%
     635,000  Constellation Brands, Inc.(1)                    $      26,060
     125,000  Coors (Adolph) Co. Cl B                                  6,219
                                                      --------------------------
                                                                      32,279
                                                      --------------------------

APPAREL & TEXTILES - 0.5%
     135,000  NIKE, Inc.                                               6,664
                                                      --------------------------

CHEMICALS - 0.2%
     190,100  RPM, Inc.                                                2,310
                                                      --------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES(2)
      16,276  MCSi, Inc.(1)                                              357
                                                      --------------------------

COMPUTER SOFTWARE - 3.4%
     219,200  Dendrite International, Inc.(1)                          2,176
     300,000  Intuit Inc.(1)                                          12,069
     875,149  Network Associates Inc.(1)                              16,824
      21,988  Per-Se Technologies, Inc. Warrants(1)                        1
     208,000  Symantec Corp.(1)                                       11,436
                                                      --------------------------
                                                                      42,506
                                                      --------------------------

CONSTRUCTION & REAL PROPERTY - 0.9%
     256,317  Elcor Corp.                                              6,010
     150,000  Lafarge Corp.                                            5,318
                                                      --------------------------
                                                                      11,328
                                                      --------------------------

CONSUMER DURABLES - 0.5%
     225,000  Maytag Corp.                                             6,273
                                                      --------------------------

DEFENSE/AEROSPACE - 8.8%
     280,000  Alliant Techsystems Inc.(1)                             24,433
     269,900  EDO Corporation                                          7,274
     350,000  General Dynamics Corp.                                  28,560
     635,000  Lockheed Martin Corp.                                   30,969
     194,000  Northrop Grumman Corp.                                  19,390
                                                      --------------------------
                                                                     110,626
                                                      --------------------------

DRUGS - 11.2%
      93,000  Allergan, Inc.                                           6,676
     745,000  AmerisourceBergen Corp.(1)                              47,351
     135,000  Chiron Corp.(1)                                          7,266
      65,500  D&K Healthcare Resources Inc.                            3,654
     225,000  ICN Pharmaceuticals, Inc.                                5,447
     335,000  Immunex Corp.(1)                                         8,017
     560,000  Mylan Laboratories Inc.                                 20,647
     745,000  Protein Design Labs, Inc.(1)                            24,596
     324,000  SICOR Inc.(1)                                            6,069
     300,000  Transkaryotic Therapies Inc.(1)                         11,417
                                                      --------------------------
                                                                     141,140
                                                      --------------------------

ELECTRICAL UTILITIES - 1.0%
     250,000  Mirant Corp.(1)                                          6,500
     345,000  NRG Energy Inc.(1)                                       6,096
                                                      --------------------------
                                                                      12,596
                                                      --------------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 2.1%
     330,000  USA Education Inc.                               $      26,915
                                                      --------------------------

INFORMATION SERVICES - 5.4%
     350,000  Affiliated Computer Services Inc.(1)                    30,818
     430,000  First Data Corp.                                        29,055
     500,000  Perot Systems Corp.(1)                                   8,475
                                                      --------------------------
                                                                      68,348
                                                      --------------------------

LEISURE - 2.3%
     530,453  Action Performance Cos. Inc.(1)                         13,882
     365,000  GTECH Holdings Corp.(1)                                 14,563
                                                      --------------------------
                                                                      28,445
                                                      --------------------------

MEDIA - 1.0%
          --  KDG Investments Limited Partnership
                 (Acquired 7/7/00-5/15/01,
                 Cost $20,000)(1)(3)                                  12,002
                                                      --------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.1%
     165,000  Guidant Corp.(1)                                         6,849
      15,740  Haemonetics Corp.(1)                                       600
     575,000  Novoste Corp.(1)                                         6,638
     147,000  Therasense Inc.(1)                                       3,782
     240,000  Waters Corp.(1)                                          8,517
                                                      --------------------------
                                                                      26,386
                                                      --------------------------

MEDICAL PROVIDERS & SERVICES - 22.3%
     620,000  AdvancePCS(1)                                           37,674
     475,000  Beverly Enterprises Inc.(1)                              3,558
     365,000  Covance Inc.(1)                                          6,698
   2,400,000  First Health Group Corp.(1)(4)                          64,439
     560,000  HCR Manor Care, Inc.(1)                                 13,082
     355,000  Health Management
                 Associates, Inc.(1)                                   6,919
     131,100  Rightchoice Managed Care Inc.(1)                         8,771
   1,100,000  Tenet Healthcare Corp.(1)                               63,271
     915,000  Triad Hospitals Inc.(1)                                 24,614
     150,000  Universal Health Services, Inc. Cl B(1)                  6,059
     415,000  Wellpoint Health Networks Inc.(1)                       46,310
                                                      --------------------------
                                                                     281,395
                                                      --------------------------

MOTOR VEHICLES & PARTS - 0.5%
     150,000  Harley-Davidson, Inc.                                    6,789
                                                      --------------------------

OIL REFINING - 3.1%
     300,000  Ultramar Diamond Shamrock Corp.                         15,015
     655,000  Valero Energy Corp.                                     24,628
                                                      --------------------------
                                                                      39,643
                                                      --------------------------

OIL SERVICES - 0.5%
     195,000  Weatherford International, Inc.(1)                       6,675
                                                      --------------------------

PROPERTY & CASUALTY INSURANCE - 1.5%
     286,800  Mercury General Corporation                             12,461
      50,000  Progressive Corp. (Ohio)                                 6,936
                                                      --------------------------
                                                                      19,397
                                                      --------------------------

14        1-800-345-2021                      See Notes to Financial Statements

Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 3.3%
     175,000  Health Care Property Investors Inc.             $       6,514
     215,000  Mack-Cali Realty Corp.                                  6,665
     310,000  Public Storage, Inc.                                   10,195
     210,000  Shurgard Storage Centers Inc.                           6,313
     150,000  Storage USA Inc.                                        6,023
     104,400  Weingarten Realty Investors                             5,224
                                                      --------------------------
                                                                     40,934
                                                      --------------------------

RESTAURANTS - 3.8%
     175,000  CEC Entertainment Inc.(1)                               6,780
     820,000  Tricon Global Restaurants, Inc.(1)                     41,483
                                                      --------------------------
                                                                     48,263
                                                      --------------------------

SPECIALTY STORES - 4.4%
     135,000  Autozone Inc.(1)                                        7,902
     749,900  NBTY, Inc.(1)                                           6,382
   1,575,000  PETsMART, Inc.(1)                                      12,293
     935,000  RadioShack Corp.                                       23,365
      96,500  Rite Aid Corp.(1)                                         533
     149,974  School Specialty Inc.(1)                                4,645
                                                      --------------------------
                                                                     55,120
                                                      --------------------------

TOBACCO - 1.9%
     700,000  UST Inc.                                               23,527
                                                      --------------------------

WIRELESS TELECOMMUNICATIONS - 4.4%
     100,000  Airgate PCS Inc.(1)                                     5,148
     230,000  Alamosa Holdings Inc.(1)                                3,233
   2,100,000  Sprint PCS(1)                                          46,830
                                                      --------------------------
                                                                     55,211
                                                      --------------------------

TOTAL COMMON STOCKS & WARRANTS                                    1,105,129
                                                      --------------------------
   (Cost $1,036,111)

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 3.0%

  Repurchase Agreement, Morgan Stanley
     Group, Inc., (U.S. Treasury obligations),
     in a joint trading account at 2.45%,
     dated 10/31/01, due 11/1/01
     (Delivery value $37,322)                                         37,319
                                                      --------------------------
  (Cost $37,319)

Principal Amount           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 9.3%
     $26,900  FHLB Discount Notes, 2.46%,
                 11/1/01(5)                                      $    26,900

  Repurchase Agreement, Morgan Stanley
     Group, Inc., (U.S. Treasury obligations),
     in a joint trading account at 2.45%,
     dated 10/31/01, due 11/1/01
     (Delivery value $26,883)                                         26,881

  Repurchase Agreement, State Street Corp.,
     (U.S. Treasury obligations),
     in a joint trading account at 2.50%,
     dated 10/31/01, due 11/1/01
     (Delivery value $64,204)                                         64,200
                                                      --------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                     117,981
                                                      --------------------------
  (Cost $117,981)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,260,429
                                                      ==========================
  (Cost $1,191,411)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                    ($ in Thousands)
   Contracts            Settlement                                Unrealized
    to Sell                Date              Value                   Gain
--------------------------------------------------------------------------------

6,720,493 EURO          11/30/2001          $6,042                    $24
                                       =========================================

(Value on Settlement Date $6,066)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS*
                                                    ($ in Thousands)
                           Expiration           Underlying Face    Unrealized
   Purchased                  Date              Amount at Value       Gain
--------------------------------------------------------------------------------
175    Russell 2000
       Futures            December 2001             $37,319          $2,977
                                             ===================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $12,002
    (in thousands), which represented 0.9% of net assets.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(5) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements                 www.americancentury.com    15

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 2001

                                                                                  ULTRA               VISTA
ASSETS                                                                                  (In Thousands)

Investment securities -- unaffiliated, at value (identified cost
  of $21,738,593 and $1,191,411, respectively) (Note 3) .....................  $24,531,724          $1,260,429
Investment securities -- affiliated, at value (identified cost
  of $1,080,878 for Ultra) (Note 3 and 5) ...................................    1,049,101                  --
Receivable for investments sold .............................................      148,873              44,530
Receivable for capital shares sold ..........................................        2,105                  72
Receivable for forward foreign currency exchange contracts ..................           --                  24
Receivable for variation margin on futures contracts ........................       10,525                 503
Dividends and interest receivable ...........................................       13,049                 377
                                                                          ------------------  ------------------
                                                                                25,755,377           1,305,935
                                                                          ------------------  ------------------

LIABILITIES

Disbursements in excess of demand deposit cash ..............................       29,232                 266
Payable for investments purchased ...........................................      113,708              23,008
Payable for capital shares redeemed .........................................           22                  --
Accrued management fees (Note 2) ............................................       21,622               1,113
Distribution fees payable (Note 2) ..........................................           93                   3
Service fees payable (Note 2) ...............................................           93                   3
Payable for directors' fees and expenses (Note 2) ...........................           12                   1
                                                                          ------------------  ------------------
                                                                                   164,782              24,394
                                                                          ------------------  ------------------

NET ASSETS ..................................................................  $25,590,595          $1,281,541
                                                                          ==================  ==================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .....................................  $23,893,611          $1,589,111
Accumulated net investment loss .............................................           --                 (24)
Accumulated net realized loss on investment
  and foreign currency transactions .........................................   (1,073,240)           (379,565)
Net unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies (Note 3) ............................    2,770,224              72,019
                                                                          ------------------  ------------------
                                                                               $25,590,595          $1,281,541
                                                                          ==================  ==================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ............................................................... $24,560,039,939      $1,222,152,271
Shares outstanding .......................................................     978,955,338         115,117,521
Net asset value per share ................................................          $25.09              $10.62

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ...............................................................    $437,024,050         $13,314,913
Shares outstanding .......................................................      17,538,276           1,263,992
Net asset value per share ................................................          $24.92              $10.53

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ...............................................................    $593,435,895         $46,069,497
Shares outstanding .......................................................      23,511,588           4,305,907
Net asset value per share ................................................          $25.24              $10.70

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ...............................................................         $94,637              $4,499
Shares outstanding .......................................................           3,772                 425
Net asset value per share ................................................          $25.09              $10.59

                                              See Notes to Financial Statements
16        1-800-345-2021             See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2001

                                                                                  ULTRA              VISTA
INVESTMENT LOSS                                                                        (In Thousands)

INCOME:
Dividends (including $416 from affiliates in Ultra (Note 5) and net
  of foreign taxes withheld of $44 and $56, respectively) ................  $      185,851         $     7,088
Interest .................................................................          64,622               4,682
                                                                          ------------------  ------------------
                                                                                   250,473              11,770
                                                                          ------------------  ------------------

EXPENSES (Note 2):
Management fees ..........................................................         305,284              17,000
Distribution fees:
  Advisor Class ..........................................................           1,188                  41
  C Class ................................................................              --                  --
Service fees:
  Advisor Class ..........................................................           1,188                  41
  C Class ................................................................              --                  --
Directors' fees and expenses .............................................             346                  19
                                                                          ------------------  ------------------
                                                                                   308,006              17,101
                                                                          ------------------  ------------------

NET INVESTMENT LOSS ......................................................         (57,533)             (5,331)
                                                                          ------------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) (Note 3)

NET REALIZED LOSS ON:
Investment transactions (including $(445,057) and $(39,372)
  from affiliates, respectively) (Note 5) ................................        (962,562)           (371,685)
Foreign currency transactions ............................................          (5,714)             (1,107)
                                                                          ------------------  ------------------
                                                                                  (968,276)           (372,792)
                                                                          ------------------  ------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ..............................................................     (11,309,626)           (485,968)
Translation of assets and liabilities in foreign currencies ..............             412                  24
                                                                          ------------------  ------------------
                                                                               (11,309,214)           (485,944)
                                                                          ------------------  ------------------

NET REALIZED AND UNREALIZED LOSS .........................................     (12,277,490)           (858,736)
                                                                          ------------------  ------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    $(12,335,023)          $(864,067)
                                                                          ==================  ==================

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    17

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

                                                                    ULTRA                          VISTA
INCREASE (DECREASE) IN NET ASSETS                           2001           2000               2001         2000

OPERATIONS                                                                     (In Thousands)
----------                                                                     --------------

Net investment loss .............................    $   (57,533)     $  (272,880)        $   (5,331)      $  (14,466)
Net realized gain (loss) ........................       (968,276)       4,459,067           (372,792)         630,007
Change in net unrealized appreciation ...........    (11,309,214)        (668,629)          (485,944)         131,872
                                                   ---------------  ---------------    ---------------  ---------------
Net increase (decrease) in net assets
  resulting from operations .....................    (12,335,023)       3,517,558           (864,067)         747,413
                                                   ---------------  ---------------    ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:
  Investor Class ................................     (3,970,691)      (1,259,980)          (593,952)         (72,222)
  Advisor Class .................................        (54,620)          (9,302)            (5,861)            (464)
  Institutional Class ...........................        (80,349)          (6,990)           (14,476)             (11)
  C Class .......................................             --               --                 --               --
In excess of net realized gains:
  Investor Class ................................       (107,695)              --             (7,709)              --
  Advisor Class .................................         (1,482)              --                (76)              --
  Institutional Class ...........................         (2,179)              --               (189)              --
  C Class                                                     --               --                 --               --
                                                   ---------------  ---------------    ---------------  ---------------
Decrease in net assets from distributions .......     (4,217,016)      (1,276,272)          (622,263)         (72,697)
                                                   ---------------  ---------------    ---------------  ---------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets from
  capital share transactions ....................      2,396,791        1,318,645            344,506          594,695
                                                   ---------------  ---------------    ---------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS ...........    (14,155,248)       3,559,931         (1,141,824)       1,269,411

NET ASSETS

Beginning of period .............................     39,745,843       36,185,912          2,423,365        1,153,954
                                                   ---------------  ---------------    ---------------  ---------------
End of period ...................................    $25,590,595      $39,745,843         $1,281,541       $2,423,365
                                                   ===============  ===============    ===============  ===============

Accumulated undistributed net
  investment income (loss)                                    --             $409               $(24)              --
 ................................................  ===============  ===============    ===============  ===============

                                              See Notes to Financial Statements
18        1-800-345-2021             See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (Ultra) and Vista Fund
(Vista) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class and the C
Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The C
Class commenced sale on October 29, 2001 and July 18, 2001, for Ultra and Vista,
respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                  www.americancentury.com    19

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, Ultra and Vista had accumulated net realized capital loss carryovers for federal income tax purposes of $928,085,379, and
$369,122,514, respectively (expiring in 2009) which may be used to offset future taxable gains.

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for Vista is 1.00%, 0.75%, 0.80%, and 1.00% for the Investor,
Advisor, Institutional, and C Classes, respectively. The annual management fee for each class of shares of Ultra is as follows:

                              INVESTOR      ADVISOR  INSTITUTIONAL       C
                                CLASS        CLASS       CLASS         CLASS
FUND AVERAGE NET ASSETS
First $20 billion ............  1.00%        0.75%        0.80%        1.00%
Over $20 billion .............  0.95%        0.70%        0.75%        0.95%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the funds for the Advisor
Class during the year ended October 31, 2001, are detailed in the Statement of
Operations. Fees incurred by the funds for C Class during the year ended October
31, 2001, were not significant to the class.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (See Note 6). Ultra has a securities lending agreement with Chase Manhattan Bank (Chase) (See Note 7). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2001, for Ultra and Vista were $25,574,038,803 and
$4,709,742,623, respectively. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2001, were
$27,580,857,401 and $5,073,186,042, respectively.

    At October 31, 2001, accumulated net unrealized appreciation for Ultra and
Vista was $2,625,038,968 and $61,552,290, respectively, based on the aggregate cost of investments for federal income tax purposes of $22,955,785,962 and
$1,198,876,300, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $4,545,011,626 and $108,613,402 for Ultra and
Vista, respectively, and unrealized depreciation of $1,919,972,658 and
$47,061,112, respectively.

20    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                         ULTRA                          VISTA
                                                 SHARES          AMOUNT         SHARES           AMOUNT

INVESTOR CLASS                                                     (In Thousands)
--------------                                                     --------------

SHARES AUTHORIZED ........................     3,500,000                          710,000
                                            ==============                   ==============
YEAR ENDED OCTOBER 31, 2001
Sold .....................................       117,888     $ 3,566,712           49,805       $ 693,209
Issued in reinvestment of distributions ..       119,183       3,956,957           39,903         581,003
Redeemed .................................      (185,929)     (5,444,912)         (70,832)       (965,579)
                                            --------------  --------------   --------------  --------------
Net increase .............................        51,142     $ 2,078,757           18,876       $ 308,633
                                            ==============  ==============   ==============  ==============

YEAR ENDED OCTOBER 31, 2000
Sold .....................................       446,378    $ 19,223,885           85,694     $ 2,055,102
Issued in reinvestment of distributions ..        29,187       1,240,143            3,748          70,007
Redeemed .................................      (465,217)    (20,036,065)         (67,571)     (1,592,642)
                                            --------------  --------------   --------------  --------------
Net increase .............................        10,348    $    427,963           21,871     $   532,467
                                            ==============  ==============   ==============  ==============

ADVISOR CLASS                                                      (In Thousands)
-------------                                                      --------------

SHARES AUTHORIZED ........................       300,000                          210,000
                                            ==============                   ==============
YEAR ENDED OCTOBER 31, 2001
Sold .....................................         7,230       $ 216,407              779        $ 10,362
Issued in reinvestment of distributions ..         1,673          55,371              409           5,936
Redeemed .................................        (4,006)       (116,602)            (835)        (10,799)
                                            --------------  -------------   --------------  --------------
Net increase .............................         4,897       $ 155,176              353        $  5,499
                                            ==============  ==============   ==============  ==============

YEAR ENDED OCTOBER 31, 2000
Sold .....................................        14,051       $ 614,252            1,240        $ 29,937
Issued in reinvestment of distributions ..           215           9,087               25             457
Redeemed .................................        (8,012)       (344,490)            (861)        (20,736)
                                            --------------  --------------   --------------  --------------
Net increase .............................         6,254       $ 278,849              404        $  9,658
                                            ==============  ==============   ==============  ==============

INSTITUTIONAL CLASS                                                (In Thousands)
-------------------                                                --------------

SHARES AUTHORIZED ........................       200,000                           80,000
                                            ==============                   ==============
YEAR ENDED OCTOBER 31, 2001
Sold .....................................         8,580       $ 252,056            3,257        $ 45,260
Issued in reinvestment of distributions ..         2,465          82,121            1,002          14,665
Redeemed .................................        (5,859)       (171,415)          (2,240)        (29,556)
                                            --------------  --------------   --------------  --------------
Net increase .............................         5,186       $ 162,762            2,019        $ 30,369
                                            ==============  ==============   ==============  ==============

YEAR ENDED OCTOBER 31, 2000
Sold .....................................        17,094       $ 764,020            2,828        $ 66,739
Issued in reinvestment of distributions ..           164           6,990                1              11
Redeemed .................................        (3,685)       (159,177)            (550)        (14,180)
                                            --------------  --------------   --------------  --------------
Net increase .............................        13,573       $ 611,833            2,279        $ 52,570
                                            ==============  ==============   ==============  ==============

C CLASS                                                            (In Thousands)

SHARES AUTHORIZED ........................       100,000                          100,000
                                            ==============                   ==============
PERIOD ENDED OCTOBER 31, 2001(1)
Sold .....................................             4             $96             --(2)             $5
                                            ==============  ==============   ==============  ==============

(1) October 29, 2001 to October 31, 2001, for Ultra. July 18, 2001 to October
    31, 2001, for Vista.

(2) Amount rounds to less than one thousand shares.

                                                  www.americancentury.com    21

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

--------------------------------------------------------------------------------
5.  AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 2001, follows:

                                SHARE BALANCE   PURCHASE    SALES       REALIZED   DIVIDEND       OCTOBER 31, 2001
FUND/ISSUER                        10/31/00       COST       COST      GAIN (LOSS)  INCOME   SHARE BALANCE  MARKET VALUE

ULTRA                                                         ($ In Thousands)
-----                                                         ----------------

American Tower Corp. Cl A(1)(2)   8,450,000   $   23,563   $ 226,047   $(157,532)      $ --    3,770,000    $    41,545
Applebee's International Inc.            --       72,394          --          --         --    2,624,749(3)      78,887
Black Box Corporation(1)                 --      112,086          --          --         --    1,935,000         87,143
Direct Focus Inc.(1)                     --       74,409          --          --         --    2,895,000(3)      70,710
Electronic Arts(1)(2)            11,413,400       24,653     454,807     191,880         --           --             --
ENSCO International Inc.                 --      119,646          --          --         19    6,570,000        130,086
Gemstar--TV Guide
   International, Inc.(1)(2)     19,983,500      231,957     846,726    (447,276)        --   10,849,362        219,808
Liz Claiborne, Inc.                      --      138,555          --          --        397    2,885,000        131,267
Rent-A-Center Inc.(1)                    --       81,885          --          --         --    1,995,000         54,464
Rowan Companies, Inc.(1)            790,000       85,166      19,193        (417)        --    5,570,000         94,077
Sealed Air Corp.(1)                      --      158,783          --          --         --    4,050,000        162,162
SmartForce Plc ADR(1)(2)(4)       1,455,000       39,654      29,485     (21,241)        --    2,326,800         38,287
Suiza Foods Corp.(1)                     --       82,712          --          --         --    1,465,127         86,398
Tidewater Inc.                           --      109,171          --          --         --    3,625,000        109,548
Timberland Co. (The)(1)(2)               --       91,136      22,103     (10,471)        --    1,500,000         48,720
United Stationers Inc.(1)                --       46,071          --          --         --    1,580,000         44,359
                                              ----------  ----------  -----------  ---------                 ----------
                                              $1,491,841  $1,598,361   $(445,057)      $416                  $1,397,461
                                              ==========  ==========  ===========  =========                 ==========

VISTA                                                         ($ In Thousands)
-----                                                         ----------------

Advanced Digital
   Information Corp.(1)(2)              --       $54,714     $54,714    $ (5,503)       $--           --            $--
AremisSoft Corporation(1)(2)            --        35,386      35,386     (33,869)        --           --             --
                                              ----------  ----------  -----------  ---------                 ----------
                                                 $90,100     $90,100    $(39,372)       $--                         $--
                                              ==========  ==========  ===========  =========                 ==========
(1) Non-income producing.

(2) Issuer was not an affiliate at October 31, 2001.

(3) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

(4) Formerly known as CBT Group Public Limited Co. ADR.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have an unsecured
$520,000,000 bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2001.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

    At October 31, 2001, securities in Ultra valued at $919,735,859 were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $945,331,165. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults receipt of the collateral by Ultra may be delayed or limited.

22    1-800-345-2021

Ultra--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                  Investor Class
                                                               2001        2000        1999        1998        1997
=====================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .......................  $41.45      $38.97      $31.06      $33.46      $29.52
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Income (Loss)(1) ..........................  (0.06)      (0.28)      (0.14)      (0.02)       0.01

  Net Realized and Unrealized Gain (Loss) ..................  (11.89)      4.14       11.17        4.70        5.62
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (11.95)      3.86       11.03        4.68        5.63
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Investment Income ...............................     --          --          --       (0.01)         --

  From Net Realized Gains ..................................  (4.29)      (1.38)      (3.12)      (7.07)      (1.69)

  In Excess of Net Realized Gains ..........................  (0.12)         --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions ......................................  (4.41)      (1.38)      (3.12)      (7.08)      (1.69)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period .............................  $25.09      $41.45      $38.97      $31.06      $33.46
                                                             ========    ========    ========    ========    ========

  TOTAL RETURN(2) .......................................... (31.44)%      9.81%      37.94%      17.61%      19.95%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........  0.98%       0.99%       1.00%       1.00%       1.00%

Ratio of Net Investment Income (Loss) to Average Net Assets ..(0.18)%     (0.64)%     (0.39)%     (0.08)%      0.03%

Portfolio Turnover Rate ......................................    86%         62%        42%         128%       107%

Net Assets, End of Period (in millions) ..................... $24,560     $38,461     $35,752     $25,396     $21,695

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    23

Ultra--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                 Advisor Class
                                                               2001        2000       1999       1998        1997
=====================================================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .......................  $41.23      $38.80      $31.00      $33.36      $29.52
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Loss(1) ...................................  (0.13)      (0.40)      (0.23)      (0.11)      (0.07)

  Net Realized and Unrealized Gain (Loss) ..................  (11.87)      4.21        11.15       4.73        5.60
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (12.00)      3.81        10.92       4.62        5.53
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Realized Gains ..................................  (4.19)      (1.38)      (3.12)      (6.98)      (1.69)

  In Excess of Net Realized Gains ..........................  (0.12)         --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions .....................................   (4.31)      (1.38)      (3.12)      (6.98)      (1.69)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period ............................   $24.92      $41.23      $38.80      $31.00      $33.36
                                                             ========    ========    ========    ========    ========

  TOTAL RETURN(2) .........................................  (31.69)%      9.72%      37.63%      17.36%      19.59%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ............  1.23%       1.24%       1.25%       1.25%       1.25%

Ratio of Net Investment Loss to Average Net Assets .........  (0.43)%     (0.89)%     (0.64)%     (0.33)%     (0.22)%

Portfolio Turnover Rate ......................................    86%         62%         42%        128%        107%

Net Assets, End of Period (in thousands) ................... $437,024    $521,187    $247,814     $98,965     $30,827

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                              See Notes to Financial Statements
24       1-800-345-2021              See Glossary for a Definition of the Table

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                Institutional Class
                                                               2001        2000        1999        1998       1997(1)
=====================================================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .......................  $41.65      $39.13      $31.12      $33.53      $30.78
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Income (Loss)(2) ..........................   0.01       (0.20)      (0.09)       0.03        0.06

  Net Realized and Unrealized Gain (Loss) ..................  (11.94)      4.10       11.22        4.72        4.38
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (11.93)      3.90       11.13        4.75        4.44
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Investment Income ...............................     --          --          --       (0.09)         --

  From Net Realized Gains ..................................  (4.36)      (1.38)      (3.12)      (7.07)      (1.69)

  In Excess of Net Realized Gains ..........................  (0.12)         --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions ......................................  (4.48)      (1.38)      (3.12)      (7.16)      (1.69)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period .............................  $25.24      $41.65      $39.13      $31.12      $33.53
                                                             ========    ========    ========    ========    ========

  TOTAL RETURN(3) .......................................... (31.25)%      9.87%      38.21%      17.85%      15.28%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ............ 0.78%        0.79%       0.80%       0.80%     0.80%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets .. 0.02%      (0.44)%     (0.19)%       0.12%     0.23%(4)

Portfolio Turnover Rate ......................................   86%          62%         42%        128%      107%(5)

Net Assets, End of Period (in thousands) ................... $593,436    $763,304    $186,025     $36,065        $334

(1) November 14, 1996 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    25

Ultra--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                        C Class
                                                                        2001(1)
================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .................................   $25.53
                                                                       ---------

Income From Investment Operations

 Net Investment Income(2) ............................................    --(3)

 Net Realized and Unrealized Loss ....................................   (0.44)
                                                                       ---------

 Total From Investment Operations ....................................   (0.44)
                                                                       ---------

Net Asset Value, End of Period .......................................   $25.09
                                                                       =========

 TOTAL RETURN(4) .....................................................  (1.72)%

================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ...................   1.99%(5)

Ratio of Net Investment Loss to Average Net Assets .................. (3.10)%(5)

Portfolio Turnover Rate .............................................     86%(6)

Net Assets, End of Period (in thousands) ............................       $95

(1) October 29, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

                                              See Notes to Financial Statements
26       1-800-345-2021              See Glossary for a Definition of the Table

Vista--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                  Investor Class
                                                               2001        2000        1999        1998        1997
=====================================================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .......................  $24.37      $15.41       $9.27      $14.53      $15.68
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Loss(1) ...................................  (0.04)      (0.16)      (0.05)      (0.05)      (0.10)

  Net Realized and Unrealized Gain (Loss) ..................  (7.38)      10.07        6.19       (4.41)       0.13
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (7.42)       9.91        6.14       (4.46)       0.03
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Realized Gains ..................................  (6.25)      (0.95)         --       (0.80)      (1.18)

  In Excess of Net Realized Gains ..........................  (0.08)         --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions ......................................  (6.33)      (0.95)         --       (0.80)      (1.18)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period .............................  $10.62      $24.37      $15.41       $9.27      $14.53
                                                             --------    --------    --------    --------    --------

  TOTAL RETURN(2) .......................................... (37.48)%     66.16%      66.24%     (31.94)%      0.29%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ..........    1.00%       1.00%       1.00%       1.00%       1.00%

Ratio of Net Investment Loss to Average Net Assets .........  (0.31)%     (0.65)%     (0.40)%     (0.42)%     (0.73)%

Portfolio Turnover Rate ....................................     290%        135%        187%        229%         96%

Net Assets, End of Period (in millions) ....................   $1,222      $2,345      $1,146        $895      $1,828

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    27

Vista--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                 Advisor Class
                                                               2001       2000        1999        1998        1997
=====================================================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .......................  $24.24      $15.31      $9.23       $14.50      $15.67
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Loss(1) ...................................  (0.08)      (0.22)      (0.08)      (0.08)      (0.14)

  Net Realized and Unrealized Gain (Loss) ..................  (7.35)      10.05        6.16       (4.39)       0.15
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (7.43)       9.83        6.08       (4.47)       0.01
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Realized Gains ..................................  (6.20)      (0.90)         --       (0.80)      (1.18)

  In Excess of Net Realized Gains ..........................  (0.08)         --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions ......................................  (6.28)      (0.90)         --       (0.80)      (1.18)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period .............................  $10.53      $24.24      $15.31       $9.23      $14.50
                                                             ========    ========    ========    ========    ========

  TOTAL RETURN(2) .......................................... (37.76)%     65.98%      65.87%     (32.08)%      0.15%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ............  1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of Net Investment Loss to Average Net Assets .......... (0.56)%     (0.90)%     (0.65)%     (0.67)%     (0.98)%

Portfolio Turnover Rate .....................................    290%        135%        187%        229%         96%

Net Assets, End of Period (in thousands) .................... $13,315     $22,077      $7,755      $4,052      $6,553

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                              See Notes to Financial Statements
28        1-800-345-2021             See Glossary for a Definition of the Table

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                               Institutional Class
                                                               2001        2000        1999        1998       1997(1)
=====================================================================================================================
PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .......................  $24.50      $15.51      $9.32       $14.56      $15.73
                                                             --------    --------    --------    --------    --------

Income From Investment Operations

  Net Investment Loss(2) ...................................  (0.02)      (0.11)      (0.04)      (0.01)      (0.07)

  Net Realized and Unrealized Gain (Loss) ..................  (7.41)      10.09        6.23       (4.43)       0.08
                                                             --------    --------    --------    --------    --------

  Total From Investment Operations .........................  (7.43)       9.98        6.19       (4.44)       0.01
                                                             --------    --------    --------    --------    --------

Distributions

  From Net Realized Gains ..................................  (6.29)      (0.99)        --        (0.80)      (1.18)

  In Excess of Net Realized Gains ..........................  (0.08)        --          --          --          --
                                                             --------    --------    --------    --------    --------

  Total Distributions ......................................  (6.37)      (0.99)        --        (0.80)      (1.18)
                                                             --------    --------    --------    --------    --------

Net Asset Value, End of Period .............................  $10.70      $24.50      $15.51      $9.32       $14.56
                                                             ========    ========    ========    ========    ========

  TOTAL RETURN(3) .......................................... (37.31)%     66.28%      66.42%     (31.72)%      0.17%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ............ 0.80%       0.80%       0.80%       0.80%     0.80%(4)

Ratio of Net Investment Loss to Average Net Assets ..........(0.11)%     (0.45)%     (0.20)%     (0.22)%   (0.53)%(4)

Portfolio Turnover Rate .....................................   290%        135%        187%        229%       96%(5)

Net Assets, End of Period (in thousands) ................... $46,069     $56,022        $122         $60      $13,581

(1) November 14, 1996 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    29

Vista--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                        C Class
                                                                        2001(1)
================================================================================

PER-SHARE DATA
--------------

Net Asset Value, Beginning of Period .................................   $12.07
                                                                       ---------

Income From Investment Operations

 Net Investment Loss(2) ..............................................   (0.06)

 Net Realized and Unrealized Loss ....................................   (1.42)
                                                                       ---------

 Total From Investment Operations ....................................   (1.48)
                                                                       ---------

Net Asset Value, End of Period .......................................   $10.59
                                                                       =========

 TOTAL RETURN(3) .....................................................  (12.26)%

================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------

Ratio of Operating Expenses to Average Net Assets ...................  2.00%(4)

Ratio of Net Investment Loss to Average Net Assets ................. (1.77)%(4)

Portfolio Turnover Rate ............................................    290%(5)

Net Assets, End of Period ..........................................    $4,499

(1) July 18, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

                                              See Notes to Financial Statements
30       1-800-345-2021              See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Fund and Vista Fund,
(collectively the "Funds"), two of the funds comprising American Century Mutual
Funds, Inc., as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Ultra Fund and
Vista Fund as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                  www.americancentury.com    31

Share Class, Retirement Account, and Tax Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The following amounts were distributed during the fiscal year ended October
31, 2001 as capital gain dividends, all of which are designated as 20% rate gain distributions: $3,880,427,155 by Ultra, and $480,571,812 by Vista.

32    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA INDEX is a capitalization-weighted index consisting of
S&P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell
2500 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP
VALUE INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. Created by Frank
Russell Company, it is not an investment product available for purchase.

[right margin]

PORTFOLIO MANAGERS

  Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA
       JERRY SULLIVAN
==================================
  Vista
       GLENN FOGLE, CFA
       DAVID ROSE, CFA

                                                  www.americancentury.com    33

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 23-30.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

34    1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com    35

Notes
--------------------------------------------------------------------------------

36    1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0112                              American Century Investment Services, Inc.
SH-ANN-27610S                     (c)2001 American Century Services Corporation

--------------------------------------------------------------------------------
[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Balanced

October 31, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The last two years have been a strong reminder of the importance of a diversified investment portfolio. Bonds have outperformed stocks by the widest margin in almost 30 years, reversing some of the stock market's 10-year growth spurt. Balanced holds roughly 60% stocks and 40% fixed-income securities every day of the year, so shareholders can be assured of their fund's diversification.

     The year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. Terrorists sought to devastate the
United States, but our business community--including your American Century investment management team--worked hard to keep the U.S. financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time- tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing and mailing take nearly two months to complete. With that in mind, we would like to remind you that you can view more timely, more frequent performance commentaries and portfolio holdings  on all our funds on our Web site: www.americancentury.com.

     To access the most recent quarterly commentary for your fund, click on
"Individual Investors," mouse over the "Products and
Services" button at the top of the American Century Home Page, and select
"Mutual Funds." On the left side of the page under "Fund
Information," click on "Fund List." Scroll to your fund. When you click on the name, its "Fund Fact" page will appear. The page contains up-to-date performance and portfolio information we think you'll find useful.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                                               /signature/
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ................................................... 2
   Market Perspective .................................................. 3
BALANCED

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..................................................... 14
   Statement of Operations ............................................ 15
   Statement of Changes
      in Net Assets ................................................... 16
   Notes to Financial
      Statements ...................................................... 17
   Financial Highlights ............................................... 21
   Independent Auditors'
      Report .......................................................... 24
OTHER INFORMATION
   Share Class and Retirement
      Account Information ............................................. 25
   Tax Information for
      Distributions ................................................... 25
   Background Information
      Investment Philosophy
         and Policies ................................................. 26
      Comparative Indices ............................................. 26
      Investment Team
         Leaders ...................................................... 26
      Bond Credit Rating
         Guidelines ................................................... 26
   Glossary ........................................................... 27

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  During the year ended October 31, 2001, the 10-year U.S. economic expansion officially ended, battering stocks and boosting bonds along  the way.

*  The Federal Reserve cut interest rates and Congress cut taxes to try to avert a recession. After the September 11 attacks, policy makers--the Federal
   Reserve, Congress, and even the U.S. Treasury--contributed another round of economic stimulus.

*  Poor corporate earnings and risk-aversion crushed growth stocks, while value shares held their ground, with some previously neglected small- and mid-sized companies posting respectable gains in the down market.

*  Interest rate cuts and a weak economy kept the bond rally alive, as bonds outperformed stocks for the second straight year. Corporate and government securities led the pack, while mortgage-backed securities lagged.

FUND PERFORMANCE

*  Balanced's negative return almost entirely was the result of falling stock prices, while the bond portfolio's double-digit increase limited the fund's decline.

*  Balanced underperformed its benchmark (60% S&P 500, 40% Lehman Aggregate
   Bond Index). That's because the bond portfolio lagged its benchmark, while the stock portfolio outperformed.

BALANCED'S STOCK PORTFOLIO

*  The stock allocation didn't fall as far as the S&P 500, thanks to the management team's decision to slightly overweight defensive, value-oriented stocks, and underweight technology shares.

*  Tech stocks were responsible for the lion's share of the portfolio's negative return. Gains in the consumer staples sector helped offset some of the impact of plummeting tech shares.

BALANCED'S BOND PORTFOLIO

*  The bond portfolio logged gains from the bond rally, benefiting most from corporate and government bonds.

*  Corporate bonds performed well as a group despite the difficult business environment. The credit research team helped steer the portfolio clear of credit problems, as did defensive sector positioning.

*  Mortgage-backed securities were weighed down by mortgage refinancing activity, but buying lower-coupon mortgages and commercial mortgages helped the portfolio minimize prepayment risk.

OUTLOOK

*  The economy is in recession right now, but massive amounts of economic stimulus are generally expected to boost growth sometime next year.

*  Balanced should be well positioned in the months ahead. That's because the bond allocation could benefit from further economic weakness, while the stock allocation could add some upside if the economy and corporate profits improve.

[left margin]

                   BALANCED(1)
                     (TWBIX)
    TOTAL RETURNS:           AS OF 10/31/01
       6 Months                      -6.45%(2)
       1 Year                       -10.46%
    30-DAY SEC YIELD:                 2.17%
    INCEPTION DATE:                10/20/88
    NET ASSETS:              $700.8 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 27-28.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

A LOOK BACK

     Last year at this time, the stock market seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve (the Fed), a business investment slowdown, and the resulting excesses in inventory and capacity. But after a 10-year sprint, consumers and businesses could not keep up the pace, in part because record levels of debt had to be paid back.

     Throughout 2001, demand in the manufacturing and technology sectors weakened as businesses retrenched, announcing capital spending cuts and massive layoffs that pushed the unemployment rate from 3.9% (a 30-year low) to 5.4% in
October (a five-year high). Consumer spending also slowed, as layoffs and declining confidence encouraged saving and debt reduction rather than spending.

     The good news was that inflation slowed with growth, allowing the Fed  to cut interest rates at the fastest pace  in Alan Greenspan's 14-year tenure.
Congress passed tax cuts and rebates to stimulate the economy. Then, tragedy struck on September 11, and the economy slowed to a virtual standstill.

OVERWHELMING RESPONSE

     As in past market shocks, the U.S. economy bent without breaking. The Fed cut rates and pumped cash into the financial system, Congress debated the details of a $100 billion stimulus package, and the Treasury effectively lowered long-term interest rates by announcing the suspension of 30-year bond issuance.
After a spending hiatus in September, consumers refinanced homes and bought cars at a record pace in October, braking the economic nosedive and restoring the stock market to pre-attack levels.

STOCKS SUFFERED

     The worst year for corporate profits in more than a decade took its toll on the stock market. Investors sold stocks with the highest prices and greatest expectations. Meanwhile, stocks that had been neglected over the last several years--particularly small- and mid-sized value stocks--posted positive returns despite the broader market's weakness. In September, stocks bounced off of three-year lows, as investors seemed to hope that fiscal and monetary stimulus would push the economy through a shallow recession in the last half of 2001, returning to growth in 2002.

BONDS RALLIED

     Economic weakness, interest rate cuts, and low inflation extended the bond market rally for a second year. All of the major bond sectors posted double-digit returns during the period.

     The higher yields of investment-grade corporate bonds enticed investors, making corporates the best-performing sector. U.S. government debt wasn't far behind, as many investors sought the safest bonds as a refuge from plummeting stocks. The benchmark 10-year Treasury yield approached record lows last seen in the financial crisis of 1998. Mortgage-backed securities lagged the broader market because mortgage rates approached 30-year lows in October, causing a record wave of refinancing activity.

[right margin]

"THE WORST YEAR FOR CORPORATE PROFITS IN MORE THAN A DECADE TOOK ITS TOLL
ON THE STOCK MARKET."

U.S. STOCK MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 2001

S&P 500                         -24.91%
S&P MIDCAP 400                  -12.45%
S&P SMALLCAP 600                 -6.45%

U.S. BOND RETURNS
FOR THE YEAR ENDED OCTOBER 31, 2001

LEHMAN AGGREGATE BOND INDEX          14.56%
Lehman Corporate Bond Index          15.51%
Lehman Government Agency
   Bond Index                        15.46%
Lehman Treasury Bond Index           14.95%
Lehman Fixed-Rate Mortgage-Backed
   Securities Index                  13.08%

Sources: Russell/Mellon Analytical, Lipper Inc., and Bloomberg Financial
Markets.

                                                  www.americancentury.com      3

Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                                                                   ADVISOR CLASS        INSTITUTIONAL CLASS
                   INVESTOR CLASS (INCEPTION 10/20/88)           (INCEPTION 1/6/97)      (INCEPTION 5/1/00)

              BALANCED   BLENDED   S&P 500        LEHMAN         BALANCED   BLENDED      BALANCED   BLENDED
                          INDEX                  AGGREGATE                   INDEX                   INDEX
                                                 BOND INDEX
================================================================================================================
6 MONTHS(1) .. -6.45%    -5.62%     -14.60%        7.85%          -6.57%    -5.62%        -6.35%     -5.62%
1 YEAR ...... -10.46%    -9.12%     -24.91%       14.56%         -10.69%    -9.12%       -10.27%     -9.12%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... 2.03%     2.95%       0.04%        7.31%           1.77%     2.95%          --         --
5 YEARS ....... 6.43%     9.24%      10.04%        8.03%             --        --           --         --
10 YEARS ...... 7.46%    10.80%      12.76%        7.86%             --        --           --         --
LIFE OF FUND .. 9.95%    11.56%(2)   13.50%(2)     8.64%(2)        5.88%     8.78%(3)     -7.36%     -5.30%(4)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 10/31/88, the date nearest the class's inception for which data are available.

(3) Index data since 12/31/96, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/00, the date nearest the class's inception for which data are available.

See pages 25-28 for information about share classes, indices, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
S&P 500, Lehman Aggregate Bond, and blended index are provided in the graph
At left, while the blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

4      1-800-345-2021

Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Equity team leader (left): Jeff Tyler

[photo of Jeff Houston]
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the Balanced fund investment team.

HOW DID BALANCED PERFORM DURING THE YEAR ENDED OCTOBER 31, 2001?

     Balanced returned -10.46%, trailing the -9.12% return of its custom benchmark, which is made up of 60% stocks (S&P 500) and 40% bonds (Lehman
Brothers Aggregate Bond Index).* At the end of the period, the stock market was on pace for two consecutive years of declines for the first time since 1973-
1974. Meanwhile, bonds posted double-digit returns during the year, which limited the fund's losses.

LET'S START WITH STOCKS. WHAT SECTORS CAUSED THE BIGGEST DECLINES FOR THE FUND
AND THE MARKET?

     Technology and telecommunications stocks were responsible for the lion's share of the S&P 500's losses, as their sky-high valuations were out of sync with real-world growth potential. Many financial stocks also fell--trading and investment-banking activities slumped, and some bank loans went from profitable to problematic during the year.

     On the other hand, defensive, value-oriented stocks held up better, as investors sought fundamentally sound businesses with relatively steady growth rates. As a result, consumer staples rose, while health care, energy, and utilities stocks held their value relatively well.

HOW DID YOU POSITION THE STOCK PORTFOLIO THROUGHOUT THE YEAR?

     We positioned the stock portfolio somewhat defensively because we were concerned about the economy's deterioration and the stock market's high valuation. As a result, we avoided some of the highest-priced stocks, which were the biggest losers, and reaped gains from defensive names. That helped the stock portfolio hold its value better than the S&P 500.

WHAT TYPES OF DEFENSIVE POSITIONS DID  YOU TAKE?

     We added value by choosing strong performers like Pepsi and Smithfield
Foods and home-product makers like Tupperware and Fortune Brands. Many of those companies' earnings continued without a hitch because demand for their products remained relatively constant. As investors looked for companies with a positive earnings outlook, the valuations of many food and beverage companies expanded, giving the stock portion of the Balanced portfolio some winners in a down market.

WHERE DID STOCK SELECTION WORK BEST?

     In the energy sector. We overweighted some of the better-performing energy stocks throughout the year--companies like Chevron, Ultramar Diamond Shamrock, and Occidental. The price of oil plummeted during the period, starting last
October at around $30 a barrel and finishing the period at $20. We did a pretty good job of positioning the portfolio to benefit from the change in oil prices, making modest adjustments in the right stocks at the right times. We started

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                             AS OF OCTOBER 31, 2001
COMMON STOCKS &
   FUTURES                           59.5%
MORTGAGE- &
   ASSET-BACKED SECURITIES           19.9%
CORPORATE BONDS                      10.5%
U.S. TREASURY SECURITIES              7.2%
U.S. GOVERNMENT AGENCY
   SECURITIES                         2.7%
OTHER                                 0.2%

                              AS OF APRIL 30, 2001
COMMON STOCKS                        60.5%
MORTGAGE- &
   ASSET-BACKED SECURITIES           16.9%
CORPORATE BONDS                      10.8%
U.S. TREASURY SECURITIES              6.5%
U.S. GOVERNMENT AGENCY
   SECURITIES                         3.1%
OTHER                                 2.2%

Investment terms are defined in the Glossary on pages 27-28.

                                                  www.americancentury.com      5

Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

with overweighting select drillers and exploration companies when oil prices were high, then shifted to refiners and diversified oil companies as prices fell. We also managed to position the portfolio well for the wave of merger and acquisition activity that swept through the energy sector. We held an overweight in the sector a little too long, but the Balanced portfolio still benefited from stock selection among oil companies.

WHAT ABOUT TECHNOLOGY STOCKS?

     We saw the deterioration in demand for technology products taking shape late last year. As a result, we underweighted the technology sector, particularly the electrical equipment and computer hardware industries.
Underweighting Cisco, Nortel, Compaq, and Hewlett-Packard helped as those stocks plummeted, contributing to the bursting of one of the biggest speculative bubbles  in history. Because we don't make big sector bets, we had to choose our spots in technology, so we tried to hold some of the more reasonably priced technology stocks with realistic outlooks and strong management teams like
Cerner, Tech Data Corp., and KLA Tencor. That added up to good performance relative to the S&P 500 in the technology sector.

WHERE DID STOCK SELECTION FACE THE MOST DIFFICULTY?

     Our stock selection process came up with some unfavorable underweight positions in the consumer cyclicals sector. Valuations on those stocks seemed too high, considering their exposure to  a consumer spending slowdown. Consumer spending held up better than we expected, contributing to a surprisingly strong performance from consumer-based cyclicals.

     An industry that dragged on performance somewhat was department stores. In keeping with the theme of a weaker economy, consumers flocked to discount stores, pushing their sales and stock prices higher during some of the weakest months for consumer spending. Our stock selection process led us to underweights in many of the discount stores like Wal-Mart, Target, and Costco. Similarly, we missed some opportunities in the heavy machinery and equipment industries, which held up surprisingly well in the face of a global economic slowdown.
Fortunately, strong stock selection in other areas helped the portfolio hold its value better than the S&P 500.

WHAT ABOUT THE BOND PORTFOLIO?

     The bond portfolio is diversified across all the major sectors of the investment-grade bond market--corporates, mortgages, and U.S. government bonds.
Within that asset mix, we sought to add value by trading in the different bond sectors, buying when prices were attractive and selling when we thought securities were fully valued. Balanced logged gains from the bond rally, benefiting most from holding corporate and government bonds.

     The volatility in the stock market meant we were selling bonds and buying stocks for almost the entire year to maintain the portfolio's 60% stock/40% bond mix. The bond portfolio lagged its index, in part because we had to keep the portfolio more liquid when less-liquid securities were rallying. The added liquidity helped keep the portfolio in balance, but detracted from the performance of the bond allocation.

[left margin]

TOP TEN STOCK HOLDINGS
                            % OF STOCK PORTFOLIO
                              AS OF        AS OF
                            10/31/01      4/30/01
GENERAL ELECTRIC CO.          3.8%          4.5%
CITIGROUP INC.                3.5%          3.8%
PFIZER, INC.                  3.5%          2.7%
MICROSOFT CORP.               3.2%          2.9%
JOHNSON &
   JOHNSON                    3.0%          2.0%
TYCO INTERNATIONAL LTD.       2.8%          2.5%
INTERNATIONAL BUSINESS
   MACHINES CORP.             2.2%          1.9%
BANK OF AMERICA
   CORP.                      2.2%          0.5%
VERIZON
   COMMUNICATIONS             2.1%          1.9%
EXXON MOBIL CORP.             2.1%          2.4%

TOP FIVE INDUSTRIES
                            % OF STOCK PORTFOLIO
                              AS OF        AS OF
                            10/31/01      4/30/01
DRUGS                        10.3%          8.6%
BANKS                         9.2%          8.2%
FINANCIAL SERVICES            7.4%          7.3%
COMPUTER SOFTWARE             5.5%          4.8%
TELEPHONE                     5.2%          5.7%

6      1-800-345-2021

Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

COULD YOU TALK ABOUT THE PERFORMANCE OF CORPORATE BONDS?

     A big rally in corporate bonds at the beginning of 2001 was strong enough to make corporates the best-performing bond sector for the fiscal year. The rally was sparked by the Fed's aggressive rate cuts, as it appeared that corporate financial conditions would improve by year-end. Those hopes faded somewhat after the events of September 11, and so did the performance of corporates, causing the spread for corporates to widen.

     The classic cyclicals--raw materials and travel-related businesses--proved to be especially troublesome as corporate conditions worsened. Defensive stalwarts like utilities and banks performed better, as investors looked to companies with less exposure to the ups and downs of the business cycle.

HOW DID YOU MANAGE THE CORPORATE ALLOCATION IN THAT ENVIRONMENT?

     We held a relatively small overweight allocation in corporate bonds. We added some value by investing the bulk of our corporate holdings in defensive sectors, which didn't get hit as hard by the economic downturn. We also worked closely with our credit research team, which helped the fund avoid credit problems when credit-rating downgrades ran rampant.

WHAT ABOUT MORTGAGE-BACKED SECURITIES?

     Falling interest rates weighed on mortgage-backed securities. Lower interest rates cause mortgage refinancing, an unfavorable situation because bondholders get their cash returned to them after interest rates have fallen. We traded some of the portfolio into lower-coupon mortgages that are less likely to be prepaid.

     We also invested some of the proceeds in commercial mortgage-backed securities (CMBS). That turned out to be a good trade because CMBS were strong performers during the period. CMBS are backed by loans on commercial real estate, which tend to be refinanced less than home mortgages.

WHAT'S YOUR OUTLOOK FOR THE BOND PORTFOLIO?

     In these uncertain times, we'll continue to stick with our routine practices and procedures. We're now working under the assumption that September
11 and its aftermath tipped the U.S. economy into a recession, but not a deep recession. There's an abundance of economic stimuli in the pipeline, including interest rate and tax cuts, as well as government spending. At some point in the next six months, we think the Fed will stop cutting interest rates, and could start raising rates by the end of next year, if the U.S. economy starts to recover swiftly. It's unlikely that bonds will perform as well in 2002 as they have in 2000-2001.

WHAT ABOUT STOCKS?

     The stock market's performance will depend largely on the speed of the economic recovery. Most economists are expecting a rebound next year, but opinions differ on the timing and magnitude. We think significant headwinds exist for the economy, including record levels of consumer debt, global weakness, and overcapacity. However, some recent positive developments like resilient consumer spending and inventory rebuilding could help next year.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in economic data and earnings could ignite a rally. We'll continue to adhere to our disciplined quantitative process, while awaiting further confirmation of a bottoming of economic fundamentals. The portfolio isn't as conservatively positioned as it was earlier this year, but we'll maintain overweights in large, diversified companies.

[right margin]

"WE POSITIONED THE STOCK PORTFOLIO SOMEWHAT DEFENSIVELY BECAUSE WE WERE
CONCERNED WITH THE ECONOMY'S DETERIORATION AND THE STOCK MARKET'S HIGH
VALUATION."

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITIVITY TO INTEREST RATES
                                AS OF        AS OF
                              10/31/01      4/30/01
WEIGHTED AVERAGE
   MATURITY                    7.1 YRS      8.0 YRS
DURATION                       4.4 YRS      4.7 YRS

PORTFOLIO CREDIT QUALITY
% OF FIXED-INCOME PORTFOLIO
                                AS OF        AS OF
                              10/31/01      4/30/01
AAA                              71%          72%
AA                                --           1%
A                                 8%          10%
BBB                              16%          15%
BB                                5%           2%

Investment terms are defined in the Glossary on pages 27-28.

                                                  www.americancentury.com      7

Balanced--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                          ($ in Thousands)                          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 57.1%

AIRLINES -- 0.1%
                   26,700  Southwest Airlines Co.                       $    425
                                                                        --------
ALCOHOL -- 0.3%
                   57,400  Anheuser-Busch Companies, Inc.                  2,391
                                                                        --------
BANKS -- 5.2%
                  146,000  Bank of America Corp.                           8,613
                   33,400  Bank of New York Co., Inc. (The)                1,136
                  303,700  Citigroup Inc.                                 13,824
                   40,800  Comerica Inc.                                   1,880
                   67,700  First Tennessee National Corp.                  2,339
                   26,800  Greater Bay Bancorp                               611
                    9,900  North Fork Bancorporation, Inc.                   276
                   24,000  PNC Financial Services Group                    1,318
                   23,800  SunTrust Banks, Inc.                            1,425
                   61,900  UnionBanCal Corp.                               2,067
                   51,500  Wachovia Corp.                                  1,473
                   31,600  Zions Bancorporation                            1,514
                                                                        --------
                                                                          36,476
                                                                        --------
CHEMICALS -- 0.4%
                   33,900  Ashland Inc.                                    1,365
                   28,600  Engelhard Corp.                                   749
                   15,900  Lubrizol Corp.                                    447
                   14,300  Scotts Co. (The) Cl A(1)                          576
                                                                        --------
                                                                           3,137
                                                                        --------
CLOTHING STORES -- 0.3%
                   17,700  Talbots, Inc.                                     504
                  107,500  Venator Group Inc.(1)                           1,559
                                                                        --------
                                                                           2,063
                                                                        --------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.3%
                   88,400  Dell Computer Corp.(1)                          2,119
                   86,900  EMC Corp. (Mass.)                               1,071
                   82,200  International Business Machines
                              Corp.                                        8,883
                   24,500  Pitney Bowes, Inc.                                898
                   64,700  Sun Microsystems, Inc.(1)                         657
                   58,200  Tech Data Corp.(1)                              2,487
                                                                        --------
                                                                          16,115
                                                                        --------
COMPUTER SOFTWARE -- 3.1%
                   22,700  Adobe Systems Inc.                                599
                   12,600  Autodesk, Inc.                                    418
                   16,300  Cerner Corp.(1)                                   876
                   40,900  Computer Associates International,
                              Inc.                                         1,265
                   78,200  Mentor Graphics Corp.(1)                        1,485
                  220,900  Microsoft Corp.(1)                             12,844
                  251,100  Oracle Corp.(1)                                 3,404

Shares                          ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   20,100  Siebel Systems, Inc.(1)                      $    328
                   20,000  Veritas Software Corp.(1)                         568
                                                                        --------
                                                                          21,787
                                                                        --------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   67,200  Lennar Corp.                                    2,437
                   14,100  Pulte Homes Inc.                                  458
                                                                        --------
                                                                           2,895
                                                                        --------
CONSUMER DURABLES -- 0.2%
                   20,200  Whirlpool Corp.                                 1,192
                                                                        --------
DEFENSE/AEROSPACE -- 0.7%
                  120,200  Boeing Co.                                      3,919
                   35,000  Honeywell International Inc.                    1,034
                                                                        --------
                                                                           4,953
                                                                        --------
DEPARTMENT STORES -- 1.7%
                   34,200  Federated Department Stores,
                              Inc.(1)                                      1,094
                   25,000  Kohl's Corp.(1)                                 1,390
                   42,800  May Department Stores Co. (The)                 1,346
                   73,100  Sears, Roebuck & Co.                            2,834
                  104,700  Wal-Mart Stores, Inc.                           5,382
                                                                        --------
                                                                          12,046
                                                                        --------
DRUGS -- 6.0%
                   20,000  Allergan, Inc.                                  1,436
                    6,600  AmerisourceBergen Corp.(1)                        419
                   16,900  Amgen Inc.(1)                                     960
                   11,900  Biovail Corp. International(1)                    562
                  103,100  Bristol-Myers Squibb Co.                        5,511
                   15,600  Cardinal Health, Inc.                           1,047
                   22,000  Elan Corp. plc ADR(1)                           1,004
                   16,300  Forest Laboratories, Inc.(1)                    1,212
                   22,600  Immunex Corp.(1)                                  541
                   51,675  IVAX Corp.(1)                                   1,062
                   51,000  Lilly (Eli) & Co.                               3,902
                  101,800  Merck & Co., Inc.                               6,496
                  328,600  Pfizer, Inc.                                   13,769
                   74,900  Pharmacia Corp.                                 3,035
                                                                        --------
                                                                          40,956
                                                                        --------
ELECTRICAL EQUIPMENT -- 1.4%
                   31,100  Celestica Inc.(1)                               1,067
                  211,700  Cisco Systems Inc.(1)                           3,580
                   26,799  Comverse Technology, Inc.(1)                      504
                   52,400  Corning Inc.                                      422
                   44,300  Digital Lightwave, Inc.(1)                        268
                   46,900  Enterasys Networks Inc.(1)                        373
                   61,400  Flextronics International Ltd.(1)               1,222
                   30,500  Scientific-Atlanta, Inc.                          637
                   33,700  Solectron Corp.(1)                                415
                   64,600  Tektronix, Inc.(1)                              1,273
                                                                        --------
                                                                           9,761
                                                                        --------

8      1-800-345-2021                          See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Shares                          ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.2%
                   14,100  Allegheny Energy, Inc.                       $    515
                   45,300  Calpine Corp.(1)                                1,121
                   40,800  Entergy Corp.                                   1,585
                   20,700  Exelon Corp.                                      871
                   93,400  PPL Corporation                                 3,190
                   27,200  Reliant Energy, Inc.                              760
                                                                        --------
                                                                           8,042
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 3.0%
                   25,400  Enron Corp.                                       353
                  210,400  Exxon Mobil Corp.                               8,299
                   16,300  Kerr-McGee Corp.                                  939
                  206,900  Occidental Petroleum Corp.                      5,239
                   18,500  Phillips Petroleum Co.                          1,007
                   95,796  Royal Dutch Petroleum Co.
                              New York Shares                              4,839
                                                                        --------
                                                                          20,676
                                                                        --------
ENTERTAINMENT -- 1.3%
                  258,450  AOL Time Warner Inc.(1)                         8,067
                   34,500  Carnival Corp. Cl A                               751
                                                                        --------
                                                                           8,818
                                                                        --------
FINANCIAL SERVICES -- 4.2%
                   14,100  American Express Co.                              415
                   57,400  Countrywide Credit Industries, Inc.             2,292
                   69,300  Fannie Mae                                      5,611
                   79,200  Freddie Mac                                     5,371
                  418,400  General Electric Co.(2)                        15,234
                   45,000  Metris Companies Inc.                             729
                                                                        --------
                                                                          29,652
                                                                        --------
FOOD & BEVERAGE -- 2.6%
                   75,075  Archer-Daniels-Midland Co.                      1,046
                   50,800  Coca-Cola Company (The)                         2,432
                   49,000  Fleming Companies Inc.                          1,181
                   42,800  Kraft Foods Inc.                                1,445
                  123,800  PepsiCo, Inc.                                   6,030
                   46,900  Sara Lee Corp.                                  1,045
                  118,200  Smithfield Foods Inc.(1)                        2,488
                    4,100  Suiza Foods Corp.(1)                              242
                   36,200  SYSCO Corp.                                       873
                   20,900  Unilever N.V. New York Shares                   1,086
                                                                        --------
                                                                          17,868
                                                                        --------
FOREST PRODUCTS & PAPER -- 0.2%
                  101,100  Pactiv Corp.(1)                                 1,638
                                                                        --------
GAS & WATER UTILITIES -- 0.5%
                  100,366  Sempra Energy                                   2,349
                   37,500  Utilicorp United Inc.                           1,111
                                                                        --------
                                                                           3,460
                                                                        --------
GROCERY STORES -- 0.1%
                   20,500  Safeway Inc.(1)                                   854
                                                                        --------

Shares                          ($ in Thousands)                         Value
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT(3)
                   22,300  Rockwell International Corp.                 $    307
                                                                        --------
HOME PRODUCTS -- 1.5%
                   69,100  Colgate-Palmolive Co.                           3,975
                   30,000  Fortune Brands, Inc.                            1,106
                   61,900  Procter & Gamble Co. (The)                      4,566
                   41,100  Tupperware Corp.                                  838
                                                                        --------
                                                                          10,485
                                                                        --------
INDUSTRIAL PARTS -- 2.1%
                   35,800  Magna International Inc. Cl A                   1,893
                   53,400  Shaw Group Inc. (The)(1)                        1,469
                  226,641  Tyco International Ltd.                        11,137
                                                                        --------
                                                                          14,499
                                                                        --------
INFORMATION SERVICES -- 1.4%
                    9,900  Automatic Data Processing, Inc.                   511
                   41,300  Electronic Data Systems Corp.                   2,658
                   64,700  First Data Corp.                                4,372
                   17,200  Omnicom Group Inc.                              1,321
                   55,800  Viad Corp.                                      1,088
                                                                        --------
                                                                           9,950
                                                                        --------
LEISURE -- 0.2%
                   25,000  International Game Technology(1)                1,276
                                                                        --------
LIFE & HEALTH INSURANCE -- 0.7%
                   27,100  CIGNA Corp.                                     1,976
                   28,100  Lincoln National Corp.                          1,190
                   55,100  MetLife, Inc.                                   1,482
                                                                        --------
                                                                           4,648
                                                                        --------
MEDIA -- 0.7%
                  186,700  Disney (Walt) Co.                               3,471
                   66,200  USA Networks Inc.(1)                            1,220
                                                                        --------
                                                                           4,691
                                                                        --------
MEDICAL PRODUCTS & SUPPLIES -- 2.5%
                      900  Abbott Laboratories                                48
                   34,400  Baxter International, Inc.                      1,664
                  204,900  Johnson & Johnson                              11,866
                   21,600  Medtronic, Inc.                                   870
                   67,300  PerkinElmer, Inc.                               1,811
                   18,500  Varian Medical Systems, Inc.(1)                 1,241
                                                                        --------
                                                                          17,500
                                                                        --------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                   10,600  Anthem, Inc.                                      444
                   72,675  Oxford Health Plans, Inc.(1)                    1,712
                   28,800  Wellpoint Health Networks Inc.(1)               3,214
                                                                        --------
                                                                           5,370
                                                                        --------
MINING & METALS -- 0.5%
                   65,200  Alcoa Inc.                                      2,104
                  114,900  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                           1,275
                                                                        --------
                                                                           3,379
                                                                        --------

See Notes to Financial Statements                 www.americancentury.com      9

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Shares                          ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
                   99,000  AutoNation, Inc.(1)                          $  1,019
                   41,136  Ford Motor Co.                                    660
                   25,400  Johnson Controls, Inc.                          1,837
                                                                        --------
                                                                           3,516
                                                                        --------
OIL REFINING -- 1.4%
                   55,000  ChevronTexaco Corp.                             4,870
                    9,900  Sunoco, Inc.                                      371
                  168,000  USX-Marathon Group                              4,635
                                                                        --------
                                                                           9,876
                                                                        --------
OIL SERVICES -- 0.1%
                   48,100  ENSCO International Inc.                          952
                                                                        --------
PROPERTY & CASUALTY INSURANCE -- 1.0%
                   49,400  American International Group, Inc.              3,883
                   87,800  Fidelity National Financial, Inc.               2,020
                   23,600  Radian Group Inc.                                 799
                                                                        --------
                                                                           6,702
                                                                        --------
PUBLISHING -- 0.2%
                   33,400  American Greetings Corp. Cl A                     468
                   32,100  Deluxe Corp.                                    1,124
                                                                        --------
                                                                           1,592
                                                                        --------
RAILROADS -- 0.1%
                    7,200  Union Pacific Corp.                               374
                                                                        --------
RESTAURANTS -- 0.2%
                   18,000  Applebee's International Inc.                     541
                   30,300  Brinker International, Inc.(1)                    770
                    4,200  Tricon Global Restaurants, Inc.(1)                212
                                                                        --------
                                                                           1,523
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 1.0%
                   39,400  Lehman Brothers Holdings Inc.                   2,461
                   35,900  Merrill Lynch & Co., Inc.                       1,569
                   61,100  Morgan Stanley Dean Witter
                              & Co.                                        2,989
                                                                        --------
                                                                           7,019
                                                                        --------
SEMICONDUCTOR -- 1.9%
                   70,250  Analog Devices, Inc.(1)                         2,671
                   35,300  Applied Materials, Inc.(1)                      1,204
                  107,700  Intel Corp.                                     2,629
                   24,900  International Rectifier Corp.(1)                  874
                   16,400  KLA-Tencor Corp.(1)                               669
                   34,300  Linear Technology Corp.                         1,331
                   30,900  Maxim Integrated Products, Inc.(1)              1,414
                    9,000  Novellus Systems, Inc.(1)                         297
                   71,400  Texas Instruments Inc.                          1,998
                                                                        --------
                                                                          13,087
                                                                        --------
SPECIALTY STORES -- 0.9%
                    4,500  Autozone Inc.(1)                                  263
                   18,500  Best Buy Co., Inc.(1)                           1,016
                   68,900  Circuit City Stores-Circuit City
                              Group                                          945
                   41,300  Home Depot, Inc.                                1,580

Shares/Principal Amount         ($ in Thousands)                           Value
--------------------------------------------------------------------------------

                   31,200  Lowe's Companies, Inc.                       $  1,064
                    3,400  Michaels Stores, Inc.(1)                          174
                   54,500  Pier 1 Imports, Inc.                              600
                   29,600  Zale Corp.(1)                                     847
                                                                        --------
                                                                           6,489
                                                                        --------
TELEPHONE -- 3.0%
                  138,000  BellSouth Corp.                                 5,106
                  156,000  SBC Communications Inc.                         5,945
                  167,900  Verizon Communications                          8,364
                  110,100  WorldCom, Inc. - WorldCom Group(1)              1,481
                                                                        --------
                                                                          20,896
                                                                        --------
THRIFTS -- 0.3%
                   78,000  Washington Mutual, Inc.                         2,355
                                                                        --------
TOBACCO -- 0.3%
                   45,000  Philip Morris Companies Inc.                    2,106
                                                                        --------
TRUCKING, SHIPPING & AIR FREIGHT(3)
                    7,800  FedEx Corporation(1)                              320
                                                                        --------
WIRELESS TELECOMMUNICATIONS -- 0.6%
                   76,500  AT&T Wireless Services Inc.(1)                  1,105
                   37,700  QUALCOMM Inc.(1)                                1,851
                   58,400  UTStarcom Inc.(1)                               1,372
                                                                        --------
                                                                           4,328
                                                                        --------
TOTAL COMMON STOCKS                                                      398,445
                                                                        --------
   (Cost $393,751)

MORTGAGE-BACKED SECURITIES(4) -- 13.0%
               $    3,263  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                    $  3,387
                   10,841  FHLMC Pool #C47106, 6.50%,
                              1/1/31(5)                                   11,179
                    2,599  FHLMC Pool #E67887, 7.00%,
                              10/1/12                                      2,745
                    5,750  FNMA, 6.00%, settlement date
                              11/19/01(6)                                  5,907
                    3,140  FNMA Pool #050985, 6.00%,
                              2/1/09                                       3,272
                    5,430  FNMA Pool #190308, 7.50%,
                              9/1/30                                       5,692
                      233  FNMA Pool #251700, 6.50%,
                              5/1/13                                         243
                    2,417  FNMA Pool #252211, 6.00%,
                              1/1/29                                       2,454
                    2,309  FNMA Pool #252212, 6.50%,
                              1/1/29                                       2,384
                    1,201  FNMA Pool #252213, 6.00%,
                              1/1/14                                       1,242
                    4,263  FNMA Pool #323980, 6.00%,
                              4/1/14                                       4,410
                      251  FNMA Pool #347879, 6.50%,
                              5/1/11                                         262
                    2,547  FNMA Pool #377656, 7.50%,
                              11/1/11                                      2,701

10      1-800-345-2021                         See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                ($ in Thousands)                         Value
--------------------------------------------------------------------------------

              $        55  FNMA Pool #398955, 6.50%,
                              10/1/12                                   $     57
                    3,790  FNMA Pool #411821, 7.00%,
                              1/1/28                                       3,970
                    3,316  FNMA Pool #412562, 6.50%,
                              1/1/28                                       3,429
                    2,145  FNMA Pool #413812, 6.50%,
                              1/1/28                                       2,219
                      260  FNMA Pool #421163, 6.50%,
                              6/1/13                                         271
                      384  FNMA Pool #421173, 6.50%,
                              6/1/13                                         402
                      363  FNMA Pool #421501, 6.50%,
                              6/1/13                                         378
                      263  FNMA Pool #429306, 6.50%,
                              6/1/13                                         274
                      104  FNMA Pool #429525, 6.50%,
                              5/1/13                                         108
                      151  FNMA Pool #433184, 6.50%,
                              6/1/13                                         158
                    3,717  FNMA Pool #485403, 6.00%,
                              2/1/29                                       3,775
                    2,983  FNMA Pool #506995, 7.50%,
                              7/1/29                                       3,141
                    2,649  FNMA Pool #537234, 7.00%,
                              5/1/30                                       2,767
                    3,014  FNMA Pool #580063, 6.00%,
                              8/1/31                                       3,054
                    3,211  GNMA Pool #002202, 7.00%,
                              4/20/26                                      3,354
                    1,740  GNMA Pool #458862, 7.50%,
                              2/15/28                                      1,834
                    1,851  GNMA Pool #467626, 7.00%,
                              2/15/28                                      1,936
                    2,709  GNMA Pool #469811, 7.00%,
                              12/15/28                                     2,834
                    1,642  GNMA Pool #509502, 8.00%,
                              12/15/29                                     1,741
                    2,041  GNMA Pool #780412, 7.50%,
                              8/15/26                                      2,153
                    6,700  GNMA Pool #781287, 7.00%,
                              5/15/31                                      7,000
                                                                        --------
TOTAL MORTGAGE-BACKED SECURITIES                                          90,733
                                                                        --------
   (Cost $87,200)

CORPORATE BONDS -- 10.5%

BANKS -- 0.5%
                    3,250  Bank of America Corp., 6.625%,
                              6/15/04                                      3,493
                                                                        --------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                    1,100  Georgia-Pacific Group, 8.125%,
                              5/15/11                                      1,127
                                                                        --------
DRUGS -- 0.5%
                    3,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                      3,244
                                                                        --------

Principal Amount                ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.3%
               $    3,000  Calpine Corp., 8.25%, 8/15/05                $  3,106
                    3,400  Cilcorp, Inc., 8.70%, 10/15/09                  3,760
                    2,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                               2,024
                                                                        --------
                                                                           8,890
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 0.8%
                    1,400  El Paso Corp., 7.80%, 8/1/31                    1,449
                    1,650  Kerr-McGee Corp., 6.875%,
                              9/15/11                                      1,704
                    2,000  Williams Cos Inc., 7.875%,
                              9/1/21                                       2,094
                                                                        --------
                                                                           5,247
                                                                        --------
ENTERTAINMENT -- 0.2%
                    1,600  AOL Time Warner Inc., 7.625%,
                              4/15/31                                      1,684
                                                                        --------
FINANCIAL SERVICES -- 1.9%
                    3,000  CIT Group Inc., 5.625%, 5/17/04                 3,114
                    3,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                      3,168
                    2,700  Ford Motor Credit Co., 6.75%,
                              5/15/05                                      2,785
                    2,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                              1,971
                    2,000  Household Finance Corp., 6.75%,
                              5/15/11                                      2,092
                                                                        --------
                                                                          13,130
                                                                        --------
GAS & WATER UTILITIES -- 0.3%
                    1,590  KeySpan Gas East Corp.,
                              7.875%, 2/1/10                               1,812
                                                                        --------
GROCERY STORES -- 0.3%
                    2,000  Kroger Co., 7.65%, 4/15/07                      2,241
                                                                        --------
HOME PRODUCTS -- 0.4%
                    3,000  International Flavors &
                              Fragrances, 6.45%, 5/15/06
                              (Acquired 5/3/01,
                              Cost $2,994)(7)                              3,085
                                                                        --------
INDUSTRIAL SERVICES -- 0.4%
                    2,500  Tyco International Group SA,
                              4.95%, 8/1/03                                2,557
                                                                        --------
MEDIA -- 0.9%
                    3,000  Comcast Cable Communications,
                              8.375%, 5/1/07                               3,408
                    3,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                      2,819
                                                                        --------
                                                                           6,227
                                                                        --------
MOTOR VEHICLES & PARTS -- 0.1%
                    1,000  Ford Motor Company, 7.45%,
                              7/16/31                                        938
                                                                        --------
OIL REFINING -- 0.3%
                    2,000  Conoco Funding Co., 6.35%,
                              10/15/11                                     2,036
                                                                        --------

See Notes to Financial Statements                 www.americancentury.com     11

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                ($ in Thousands)                         Value
--------------------------------------------------------------------------------
OIL SERVICES -- 0.3%
               $    2,000  Transocean Sedco Forex Inc.,
                              6.625%, 4/15/11 (Acquired
                              3/30/01, Cost $1,990)(7)                  $  2,023
                                                                        --------
RAILROADS -- 0.2%
                    1,700  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                        1,686
                                                                        --------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                    3,000  EOP Operating LP, 6.75%,
                              2/15/08                                      3,133
                                                                        --------
TELEPHONE -- 1.2%
                    2,750  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                               2,821
                    3,150  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $3,183)(7)                     3,306
                    2,000  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                               2,054
                                                                        --------
                                                                           8,181
                                                                        --------
THRIFTS -- 0.3%
                    2,200  Washington Mutual, Inc., 6.875%,
                              6/15/11                                      2,367
                                                                        --------
TOTAL CORPORATE BONDS                                                     73,101
                                                                        --------
   (Cost $70,078)

U.S. TREASURY SECURITIES -- 7.2%
                   18,300  STRIPS - PRINCIPAL, 5.96%,
                              11/15/27(8)                                  4,711
                    3,250  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                      4,712
                    7,700  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                      9,119
                      500  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                        596
                    7,842  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                       8,114
                    6,300  U.S. Treasury Notes, 4.625%,
                              2/28/03                                      6,506
                    4,500  U.S. Treasury Notes, 3.875%,
                              7/31/03                                      4,619
                    1,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                      1,084
                    1,600  U.S. Treasury Notes, 4.625%,
                              5/15/06                                      1,675
                    5,800  U.S. Treasury Notes, 7.00%,
                              7/15/06                                      6,650
                    2,300  U.S. Treasury Notes, 5.00%,
                              8/15/11                                      2,434
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                            50,220
                                                                        --------
   (Cost $47,618)

Principal Amount                ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4) -- 3.8%
               $    3,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/12/05                                  $  3,177
                    2,800  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                      2,949
                    1,800  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1,
                              Class A5 SEQ, 6.21%,
                              12/30/11                                     1,950
                    1,584  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                      1,676
                      609  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 11/21/01                                617
                    2,759  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                      2,843
                    3,500  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                               3,836
                    2,300  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                          2,366
                    3,342  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                      3,374
                    3,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                     3,114
                      364  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                                366
                                                                        --------
TOTAL ASSET-BACKED SECURITIES                                             26,268
                                                                        --------
   (Cost $25,103)

COLLATERALIZED MORTGAGE OBLIGATIONS(4) -- 3.1%
                      974  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, AS, 6.50%,
                              7/25/16                                      1,014
                    2,000  FHLMC REMIC, Series 77,
                              Class H, 8.50%, 9/15/20                      2,125
                    4,766  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                               5,050
                    4,439  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                              4,789

12      1-800-345-2021                         See Notes to Financial Statements

Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                ($ in Thousands)                         Value
--------------------------------------------------------------------------------

               $    2,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                  $  2,054
                    6,500  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      6,850
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                               21,882
                                                                        --------
   (Cost $20,666)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.7%
                    3,500  FHLMC, 5.25%, 2/15/04                           3,672
                    7,000  FNMA, 7.00%, 7/15/05                            7,816
                    3,350  FNMA, 5.25%, 1/15/09                            3,482
                    4,000  FNMA MTN, 5.74%, 1/21/09                        4,170
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                19,140
                                                                        --------
   (Cost $17,913)

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 2.4%
   Repurchase Agreement, Merrill Lynch &
    Co., Inc. (U.S. Treasury obligations), in a joint
    trading account at 2.50%, dated 10/31/01,
    due 11/1/01 (Delivery value $16,841)                                  16,840
                                                                        --------
   (Cost $16,840)

TEMPORARY CASH INVESTMENTS -- 0.2%
   Repurchase Agreement, Merrill Lynch &
    Co., Inc. (U.S. Treasury obligations), in a joint
    trading account at 2.50%, dated 10/31/01,
    due 11/1/01 (Delivery value $1,460)                                    1,460
                                                                        --------
   (Cost $1,460)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $698,089
                                                                        ========
   (Cost $680,629)

EQUITY FUTURES CONTRACTS*
                                                      ($ in Thousands)
                                               Underlying
                            Expiration         Face Amount      Unrealized
         Purchased             Date             at Value           Gain
--------------------------------------------------------------------------------
      65 S&P 500         December
         Futures               2001              $16,840           $327
                                            ====================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest & Principal of Securities

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Industry is less than 0.05% of total investment securities.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) Security, or a portion thereof, has been segregated at the custodian bank for a forward commitment.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $8,414 (in thousands) which represented 1.2% of net assets.

(8) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements                www.americancentury.com      13

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period.
Subtracting the liabilities from the assets results in the fund's NET ASSETS.
For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance
(investment income and gains/losses).

OCTOBER 31, 2001

ASSETS                                   (In Thousands Except Per-Share Amounts)
------                                   ---------------------------------------
Investment securities, at value (identified
  cost of $680,629) (Note 3) .....................................   $698,089
Receivable for investments sold ..................................      9,045
Receivable for capital shares sold ...............................          1
Dividends and interest receivable ................................      3,271
                                                                  --------------
                                                                      710,406
                                                                  --------------

LIABILITIES
-----------
Disbursements in excess
  of demand deposit cash ..........................................       1,371
Payable for investments purchased .................................       7,653
Payable for variation margin
  on futures contracts ............................................          44
Accrued management fees (Note 2) ..................................         531
Distribution fees payable (Note 2) ................................           4
Service fees payable (Note 2) .....................................           4
Payable for directors' fees
  and expenses (Note 2) ...........................................           1
                                                                  --------------
                                                                          9,608
                                                                  --------------
Net Assets .......................................................     $700,798
                                                                  ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................     $713,672
Undistributed net investment income ..............................        1,154
Accumulated net realized loss
  on investment transactions .....................................     (31,815)
Net unrealized appreciation
  on investments (Note 3) ........................................       17,787
                                                                  --------------
                                                                       $700,798
                                                                  ==============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ......................................................  $663,334,109
Shares outstanding ..............................................    46,446,590
Net asset value per share .......................................        $14.28

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ......................................................   $16,989,551
Shares outstanding ..............................................     1,190,163
Net asset value per share .......................................        $14.27

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ......................................................   $20,473,942
Shares outstanding ..............................................     1,433,370
Net asset value per share .......................................        $14.28

14      1-800-345-2021                         See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest ........................................................      $21,179
Dividends .......................................................        5,303
                                                                   -------------
                                                                        26,482
                                                                   -------------

Expenses (Note 2):
Management fees .................................................       7,007
Distribution fees -- Advisor Class ..............................          48
Service fees -- Advisor Class ...................................          48
Directors' fees and expenses ....................................           9
                                                                   -------------
                                                                        7,112
                                                                   -------------
Net investment income ...........................................      19,370
                                                                   -------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on investment transactions ....................    (29,656)
Change in net unrealized
  appreciation on investments ...................................    (77,622)
                                                                   -------------

Net realized and unrealized loss ................................   (107,278)
                                                                   -------------

Net Decrease in Net Assets
  Resulting from Operations .....................................   $(87,908)
                                                                   =============

See Notes to Financial Statements                www.americancentury.com      15

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

Decrease in Net Assets                                  2001            2000

OPERATIONS                                                 (In Thousands)
----------                                                 --------------
Net investment income ..............................  $19,370         $21,853
Net realized gain (loss) ...........................  (29,656)         31,415
Change in net unrealized
  appreciation on investments ......................  (77,622)          (281)
                                                    -------------   ------------
Net increase (decrease) in net
  assets resulting from operations .................  (87,908)         52,987
                                                    -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................................  (19,074)        (21,560)
  Advisor Class ....................................    (444)            (280)
  Institutional Class ..............................    (612)            (264)
From net realized gains:
  Investor Class ...................................  (26,804)       (121,972)
  Advisor Class ....................................    (615)          (1,446)
  Institutional Class ..............................    (771)            --
In excess of net realized gains:
  Investor Class ...................................   (2,111)           --
  Advisor Class ....................................    (48)             --
  Institutional Class ..............................    (61)             --
                                                    -------------   ------------
Decrease in net assets from distributions ..........  (50,540)       (145,522)
                                                    -------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ..................  (36,430)         42,891
                                                    -------------   ------------

Net decrease in net assets .........................  (174,878)       (49,644)

NET ASSETS
Beginning of period ................................   875,676        925,320
                                                    -------------   ------------
End of period ......................................  $700,798       $875,676
                                                    =============   ============

Undistributed net
   investment income ...............................   $1,154          $1,975
                                                    =============   ============

16      1-800-345-2021                         See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek capital growth and current income.
The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts  are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $21,354,595 (expiring in 2009)
which may be used to offset future taxable gains.

                                                 www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of shares is as follows:

                            INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion ............... 0.90%           0.65%             0.70%
Over $1 billion ................ 0.80%           0.55%             0.60%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31,
2001 are detailed on the Statement of Operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM. See Note 5 for information on the line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2001, totaled $818,494,144  of which $242,111,132 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31,
2001, totaled $854,146,660, of which $255,776,636 represented U.S. Treasury and
Agency obligations.

    On October 31, 2001, accumulated net unrealized appreciation was $7,326,178, based on the aggregate cost of investments for federal income tax purposes of
$690,763,288, which consisted of unrealized appreciation of $50,737,721 and unrealized depreciation of $43,411,543.

18      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                       SHARES         AMOUNT
INVESTOR CLASS                                             (In Thousands)

Shares Authorized .................................    134,000
                                                    ============
Year ended October 31, 2001
Sold ..............................................     5,656         $86,515
Issued in reinvestment of distributions ...........     3,069          46,960
Redeemed ..........................................   (11,403)       (174,278)
                                                    ------------   -------------
Net decrease ......................................    (2,678)       $(40,803)
                                                    ============   =============

Year ended October 31, 2000
Sold ..............................................    12,079        $211,871
Issued in reinvestment of distributions ...........     8,364         140,861
Redeemed ..........................................   (19,568)       (340,571)
                                                    ------------   -------------
Net increase ......................................      875          $12,161
                                                    ============   =============

ADVISOR CLASS                                               (In Thousands)

Shares Authorized .................................    50,000
                                                    ============
Year ended October 31, 2001
Sold ..............................................      672          $10,475
Issued in reinvestment of distributions ...........      70             1,078
Redeemed ..........................................     (555)          (8,294)
                                                    ------------   -------------
Net increase ......................................      187           $3,259
                                                    ============   =============

Year ended October 31, 2000
Sold ..............................................      568           $9,661
Issued in reinvestment of distributions ...........      101            1,702
Redeemed ..........................................     (244)          (4,187)
                                                    ------------   -------------
Net increase ......................................      425           $7,176
                                                    ============   =============

INSTITUTIONAL CLASS                                         (In Thousands)

Shares Authorized .................................    16,000
                                                    ============
Year ended October 31, 2001
Sold ..............................................      213           $3,245
Issued in reinvestment of distributions ...........      95             1,444
Redeemed ..........................................     (240)          (3,575)
                                                    ------------   -------------
Net increase ......................................      68            $1,114
                                                    ============   =============

Period ended October 31, 2000(1)
Sold ..............................................     2,441         $42,032
Issued in reinvestment of distributions ...........      15               264
Redeemed ..........................................    (1,091)        (18,742)
                                                    ------------   -------------
Net increase ......................................     1,365         $23,554
                                                    ============   =============

(1) May 1, 2000 (commencement of sale) through October 31, 2000.

                                                 www.americancentury.com      19

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2001.

20      1-800-345-2021

Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                            Investor Class
                                            2001       2000       1999       1998       1997
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period .................... $17.01     $18.95     $19.39     $19.55     $18.55
                                          --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(1) ...............  0.38       0.42       0.46       0.42       0.40
  Net Realized and
  Unrealized Gain (Loss) ................. (2.10)      0.61       1.69       1.45       2.41
                                          --------   --------   --------   --------   --------
  Total From Investment Operations ....... (1.72)      1.03       2.15       1.87       2.81
                                          --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ............. (0.40)     (0.43)     (0.47)     (0.43)     (0.43)
  From Net Realized Gains ................ (0.57)     (2.54)     (2.12)     (1.60)     (1.38)
  In Excess of Net Realized Gains ........ (0.04)       --         --         --         --
                                          --------   --------   --------   --------   --------
  Total Distributions .................... (1.01)     (2.97)     (2.59)     (2.03)     (1.81)
                                          --------   --------   --------   --------   --------
Net Asset Value, End of Period ........... $14.28     $17.01     $18.95     $19.39     $19.55
                                          ========   ========   ========   ========   ========
  Total Return(2) ....................... (10.46)%     5.90%     12.03%     10.46%     16.34%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ................... 0.90%      0.97%      1.00%      1.00%      1.00%
Ratio of Net Investment Income
  to Average Net Assets ................... 2.46%      2.40%      2.44%      2.16%      2.15%
Portfolio Turnover Rate ...................  107%        85%       128%       102%       110%
Net Assets, End of Period
  (in millions) ........................... $663       $835       $914       $938       $926

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements                www.americancentury.com      21

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                            2001       2000       1999       1998      1997(1)
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period .................... $17.00     $18.94     $19.38     $19.55     $17.46
                                          --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ...............  0.34       0.37       0.41       0.37       0.29
  Net Realized and
  Unrealized Gain (Loss) ................. (2.10)      0.62       1.69       1.44       2.04
                                          --------   --------   --------   --------   --------
  Total From Investment Operations ....... (1.76)      0.99       2.10       1.81       2.33
                                          --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ............. (0.36)     (0.39)     (0.42)     (0.38)     (0.24)
  From Net Realized Gains ................ (0.57)     (2.54)     (2.12)     (1.60)       --
  In Excess of Net Realized Gains ........ (0.04)       --         --         --         --
                                          --------   --------   --------   --------   --------
  Total Distributions .................... (0.97)     (2.93)     (2.54)     (1.98)     (0.24)
                                          --------   --------   --------   --------   --------
Net Asset Value, End of Period ........... $14.27     $17.00     $18.94     $19.38     $19.55
                                          ========   ========   ========   ========   ========
  Total Return(3) ....................... (10.69)%     5.63%     11.74%     10.15%     13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................... 1.15%      1.22%      1.25%      1.25%    1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets ................... 2.21%      2.15%      2.19%      1.91%    1.90%(4)
Portfolio Turnover Rate ...................  107%        85%       128%       102%     110%(5)
Net Assets, End of Period
  (in thousands) ......................... $16,990    $17,046    $10,946    $6,723     $5,724

(1) January 6, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 1997.

22      1-800-345-2021                         See Notes to Financial Statements

Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Institutional Class
                                                               2001      2000(1)
PER-SHARE DATA
--------------
Net Asset Value, Beginning of Period ........................ $17.01     $17.34
                                                             --------   --------
Income From Investment Operations
  Net Investment Income(2) ..................................  0.41       0.23
  Net Realized and Unrealized Loss .......................... (2.10)     (0.34)
                                                             --------   --------
  Total From Investment Operations .......................... (1.69)     (0.11)
                                                             --------   --------
Distributions
  From Net Investment Income ................................ (0.43)     (0.22)
  From Net Realized Gains ................................... (0.57)       --
  In Excess of Net Realized Gains ........................... (0.04)       --
                                                             --------   --------
  Total Distributions ....................................... (1.04)     (0.22)
                                                             --------   --------
Net Asset Value, End of Period .............................. $14.28     $17.01
                                                             ========   ========
  Total Return(3) .......................................... (10.27)%    (0.63)%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ...................................... 0.70%    0.75%(4)
Ratio of Net Investment Income
  to Average Net Assets ...................................... 2.66%    2.66%(4)
Portfolio Turnover Rate ......................................  107%      85%(5)
Net Assets, End of Period
  (in thousands) ............................................ $20,474    $23,214

(1) May 1, 2000 (commencement of sale) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2000.

See Notes to Financial Statements                www.americancentury.com      23

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund as of
October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

24      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are  available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The fund distributed $25,636,036 during the fiscal year ended October 31,
2001, as capital gain dividends, all of which is designated as a 20% rate gain distribution.

    For corporate taxpayers, 4.47% of the ordinary income distributions paid during the fiscal year ended October 31, 2001, qualify for the corporate dividends received deduction.

                                                 www.americancentury.com      25

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key decision-making investment tools. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented  by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed primarily of the
Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed
Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[left margin]

INVESTMENT TEAM LEADERS

   Equity Portfolio
       JEFF TYLER

   Fixed-Income Portfolio
       JEFF HOUSTON

   Credit Research
       GREG AFIESH

BOND CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR, MOODY'S, AND FITCH. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB BY S&P ARE CONSIDERED
"INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM
DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO
    MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
    LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

26      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such  as credit-card debt, auto loans, and commercial mortgages.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

*   U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

*   DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

EQUITY TERMS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.8 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and
S&P 500 are representative of large-cap stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.0 billion and $8.8 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.0 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

                                                  www.americancentury.com      27

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results.
For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 21-23.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0112                                 American Century Investment Services, Inc.
SH-ANN-27758S                     (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

High-Yield

October 31, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place  in it. We pay tribute to the victims who died that day, as well as the heroic efforts of emergency personnel.

     But September 11 also brought a new sense of resolve. Terrorists sought to devastate America, but our business community--including your American Century investment management team--worked hard to keep the U.S. financial markets active and functioning smoothly. Amid the uncertainty, your investment professionals at American Century continued to follow the practices and procedures that have been in place here for years, guiding your investments through all types of political, economic, and market conditions.

     Speaking of changing economic and market conditions, the last two years  in the financial markets showed the importance of a diversified investment portfolio. Bonds have outperformed stocks by the widest margin in almost thirty years, reversing some of the stock market's 10-year growth spurt. And although the high-yield bond market suffered some in sympathy with stocks, declines generally proved far less steep. Our investment professionals review the
High-Yield fund's performance and market environment starting on page 3.

     Turning to corporate matters, shareholders approved six bond fund mergers this year. The changes were primarily designed to make our product line easier for you to understand and navigate. In addition, and in contrast to many types of equity funds, larger asset pools typically aid a bond fund manager's pursuit of higher returns. That goal will also be facilitated by the
"break-point" fee structure, which ensures fee reductions as assets grow, that will subsequently be in place for all of our fixed-income funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                                               /signature/
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

HIGH-YIELD

   Portfolio Composition

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .................................................... 11
   Statement of Operations ........................................... 12
   Statement of Changes
      in Net Assets .................................................. 13
   Notes to Financial
      Statements ..................................................... 14
   Financial Highlights .............................................. 16
   Independent Auditors'
      Report ......................................................... 17
OTHER INFORMATION
   Proxy Voting Results .............................................. 18
   Share Class and Retirement
      Account Information ............................................ 19
   Background Information
      Investment Philosophy
         and Policies ................................................ 20
      Comparative Indices ............................................ 20
      Lipper Rankings ................................................ 20
      Credit Rating
         Guidelines .................................................. 20
      Investment Team
         Leaders ..................................................... 20
   Glossary .......................................................... 21

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   High-yield corporate bonds, which tend to act like a mix between stocks and bonds, posted disappointing returns during the year ended October 31, 2001.

*   A troubled economy and a sinking stock market provided the main catalysts for that performance.

*   Although the Federal Reserve's (the Fed's) initial interest rate cuts in
    January 2001 gave high-yield bonds a boost, subsequent reductions generated far less enthusiasm.

*   Nearly $9 billion flowed into the corporate high-yield bond market during the first nine months of 2001, a sharp improvement from 2000 that helped to absorb increased new bond issuance.

CREDIT PERSPECTIVE

*   Challenging credit conditions prevailed for high-yield bond issuers during the 12-month period.

*   In spite of the Fed's aggressive interest rate cuts, corporations with high debt levels had a hard time obtaining funds.

*   Stock market losses and investor favoritism for top-credit names amplified the difficulties faced by such companies.

*   With the U.S. economy in recession, defaults among high-yield issuers climbed steadily higher this year, but may peak by early to mid-2002.

FUND PERFORMANCE

*   The fund's performance reflected the difficulties faced by high-yield corporate bonds.

*   Nevertheless, High-Yield held its value better than the Lipper average. (See page 5 for performance information.)

FUND STRATEGY

*   We probably held fewer telecommunications bonds during at least some of the
    12 months than the average fund in the Lipper group, which would have helped performance.

*   We also emphasized higher-credit-quality names, which outperformed bonds with lower ratings. The portfolio's overall credit quality improved quite a bit from October 2000.

*   We increased the portfolio's energy exposure early this year. That worked out well because energy-related high-yield bonds posted returns in the neighborhood of 8% for the first nine months of 2001.

*   In spite of diligent research, the rising default rate meant that the fund faced some credit challenges.

OUTLOOK

*   The near-term economic outlook remains negative, but long-term prospects seem encouraging.

*   Defaults among high-yield issuers appear likely to continue rising over the next quarter or two, but high-yield bonds could still perform well in the interim.

*   For now, we expect to focus on higher-quality high-yield bonds, which tend to hold up better during challenging economic times, and also stand to be some of the first to benefit when high-yield bonds come back into favor.

[left margin]

                     HIGH-YIELD(1)
                        (ABHIX)
    TOTAL RETURNS:                AS OF 10/31/01
       6 Months ......................... -5.21%(2)
       1 Year ........................... -3.56%
    30-DAY SEC YIELD:                     11.60%
    INCEPTION DATE:                      9/30/97
    NET ASSETS:                    $34.2 million

(1) Investor Class.

(2) Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 21-22.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     High-yield corporate bonds posted disappointing returns during the year ended October 31, 2001. A troubled economy and a sinking stock market provided the main catalysts for that performance. And although the Federal Reserve's (the
Fed's) initial interest rate cuts in January 2001 gave high-yield bonds a boost, subsequent reductions generated far less enthusiasm. On the bright side, demand for high-yield securities increased markedly from 2000. As measured by the
Credit Suisse First Boston High-Yield Index II, high-yield bonds returned 0.59%
for the 12 months.

AN AILING ECONOMY

     The final stretch of 2000 marked a turning point for the U.S. economy, as growth began winding down after a decade of sustained expansion (see the chart at right). Overcapacity and excess inventories resulted in capital spending cutbacks, which curtailed corporate profits and led to widespread layoffs during
2001.

     In response, the stock market headed decidedly lower. And just as hopes for a rebound began to rise, tragedy struck.

STRONG MEDICINE

     In response to economic weakness, the Fed embarked upon its most aggressive rate-cutting campaign since 1982. The Fed lowered its target rate nine times from 6.5% at the start of 2001 to 2.5% by the end of October (and a tenth time to 2.0% by early November).

     Congress attempted to boost economic growth as well, passing a 10-year,
$1.35 trillion tax-cut package.

MIXED PERFORMANCE

     The Fed's initial rate cuts fueled a turnaround in the tech-laden Nasdaq
Composite Index, home to a host of companies that issue high-yield bonds. As a result, January marked the high-yield bond market's biggest monthly return since
1991.

     But enthusiasm waned during the second quarter amid signs of a bigger-than-expected economic slowdown and worsening corporate earnings. And after holding fairly  steady during much of the third quarter, high-yield  bonds headed decidedly  south during the fallout from the September 11 attacks, before rebounding some during October.

SUPPLY AND DEMAND

     With rates falling, high-yield bond issuers stepped  up to the market in increased numbers. New high-yield bond issuance during the  first nine months of
2001 surpassed issuance for all of 2000. The average size of bond auctions also increased, as did the overall credit quality of the bonds being issued.

     On the demand front, nearly $9 billion flowed into the corporate high-yield bond market during the first nine months of this year, a vast improvement from the roughly $6 billion outflow for all of 2000.

[right margin]

"THE FINAL STRETCH OF 2000 MARKED A TURNING POINT FOR THE U.S. ECONOMY, AS
GROWTH BEGAN WINDING DOWN AFTER A DECADE OF SUSTAINED EXPANSION."
U.S. ECONOMIC GROWTH STALLED

This chart shows seasonally adjusted, annualized U.S. economic growth  by quarter.

Source: U.S. Department of Commerce, Bureau of Economic Analysis

                                                  www.americancentury.com      3

Credit Review
--------------------------------------------------------------------------------

CREDIT OVERVIEW

     Challenging credit conditions prevailed for high-yield bond issuers during the year ended October 31, 2001. In spite of the Federal Reserve's aggressive interest rate cuts, highly leveraged corporations (those with high debt levels)
found obtaining funds difficult. Stock market losses and investor favoritism for top-credit names amplified the difficulties faced by such companies. With the
U.S. economy taking a decided turn for the worse, defaults among high-yield issuers climbed steadily higher this year (see the chart at left), but may peak by early to mid-2002.

LENDING STANDARDS TIGHTENED

     The deteriorating economic environment led commercial banks to tighten lending standards. As a result, bank loans were hard to come by for highly leveraged companies. The ongoing stock market slide made raising funds in the equity market a dicey proposition as well. Finally, raising capital in the high-yield bond market proved difficult for all but the strongest, most well known issuers.

THE HIGHER THE QUALITY, THE  BETTER THE PERFORMANCE

     Upper-tier high-yield bonds (those rated BB by at least two major independent credit rating agencies) significantly outperformed lower-rated securities as investors gravitated toward well-known names with proven track records. Easier access to capital and lower borrowing costs benefited companies able to issue such higher-rated bonds, helping securities in that credit spectrum to post positive year-to-date returns through the end of September. By comparison, middle-tier bonds (those rated B or CCC) and lower-tier bonds (those rated CC or lower) struggled to find buyers and posted negative returns over the same period.

DEFAULTS ROSE

     Defaults rose sharply during the 12 months. Independent credit rating agency Moody's Investors Service pegged the default rate (which tracks high-yield bond issuers that miss an interest or principal payment) at around
4.9% for the year ended October 2000. But as companies began to face the repercussions of hard economic times, the default rate climbed steadily, reaching 9.6% by the end of October 2001. Putting those figures into historical context, 1971-2000 witnessed an average annual default rate in the neighborhood of 3.5%.

ON THE HORIZON

     Moody's currently predicts that high-yield defaults will continue rising until early to mid-2002, and peak near 11%. Given the current tough economic picture and the beleaguered telecommunications sector (which issues a sizeable percentage of high-yield bonds), we believe that forecast is reasonable.

CREDIT ANALYSIS

     Careful credit analysis and security selection remain vital to our investment approach for the High-Yield fund. We believe that our team of seasoned credit analysts helps us to find attractive securities in complex market areas, enhancing High-Yield's performance.

[left margin]

"AS COMPANIES BEGAN TO FACE THE REPERCUSSIONS OF HARD ECONOMIC TIMES, THE
DEFAULT RATE CLIMBED STEADILY."
HIGH-YIELD DEFAULTS ROSE

This chart shows the trailing 12-month default rate for high-yield issuers.

Source: Moody's Investors Service

4      1-800-345-2021

High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                                INVESTOR CLASS (INCEPTION 9/30/97)
                              CSFB HIGH YIELD      HIGH CURRENT YIELD FUNDS(3)
                HIGH-YIELD      INDEX II(2)      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ..... -5.21%          -1.42%             -3.92%             --
1 YEAR .......... -3.56%           0.59%             -4.00%       210 OUT OF 387
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... -1.38%           1.85%             -0.69%       172 OUT OF 271
LIFE OF FUND .... -2.11%           0.66%             -1.70%       120 OUT OF 200

(1) Returns for periods less than one year are not annualized.

(2) On May 31, 2001, the Donaldson, Lufkin, & Jenrette (DLJ) High Yield
    Index, the fund's benchmark since inception, became known as the Credit
    Suisse First Boston (CSFB) High Yield Index II.

(3) According to Lipper Inc., an independent mutual fund ranking service.

See pages 19-21 for information about share classes, returns, the comparative index, and Lipper fund rankings.
PERFORMANCE OF $10,000 OVER LIFE OF FUND

The graph at left shows the performance of a $10,000 investment over the life of the fund. The CSFB High Yield Index II is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

* From 9/30/97 (the fund's inception date) to 10/31/97. Not annualized.

                                                  www.americancentury.com      5

High-Yield--Q&A
--------------------------------------------------------------------------------
[photo of Michael Difley]

     An interview with Michael Difley, a portfolio manager on the High-Yield fund investment team. Michael, who has been a member of the fund's management team since its inception, replaced Theresa Fennell.

HOW DID HIGH-YIELD PERFORM DURING THE YEAR ENDED OCTOBER 31, 2001?

     The fund's performance reflected the difficulties faced by high-yield bonds, which suffered amid slowing economic growth, falling corporate profits, and stock market weakness. Nevertheless, High-Yield held its value better than the Lipper group average. The fund returned -3.56%, compared with the -4.00%
average return of the 387 "High Current Yield Funds" tracked by Lipper
Inc.* The fund's benchmark--the Credit Suisse First Boston High Yield Index
II--rose 0.59%. (See the previous page for other performance comparisons.)

WHY DID HIGH-YIELD HOLD ITS VALUE BETTER THAN THE LIPPER AVERAGE?

     To begin with, we probably held fewer telecommunications bonds than many other high-yield funds during at least some of the 12 months. In particular, we lightened up the portfolio's exposure to long-distance phone providers in the first and second quarters of 2001. We shifted away from that area in part because it seemed to have rallied too much, too quickly. That proved an important decision because telecommunications high-yield bonds dropped by more than 30% during the first nine months of 2001.

     We also emphasized higher-credit-quality names. To accomplish that strategy, we often added securities with BB ratings, and some of the bonds in the portfolio received upgrades to investment-grade status (a rating of BBB or better). As a result, the portfolio's overall credit quality improved quite a bit during the fiscal year.

     That worked out well because bonds with stronger credit ratings significantly outperformed during the 12 months (see page 4).

BUT WHAT ABOUT THE AAA HOLDINGS?

     Those securities represent temporary cash investments. Such short-term securities often carry very high credit ratings and the fund's investment in them fluctuates depending on the amount of cash we feel is appropriate.

     As of October 31, we held more cash than usual as money began coming back into the high-yield market, and we were busy looking for attractive bonds to purchase at lower prices. The corporate high-yield bond market is very complex, making thorough research a vital ingredient in our efforts to enhance performance.

SPEAKING OF ENHANCED PERFORMANCE, DID ANY AREAS ADD TO THE FUND'S RETURN?

     Yes, the energy sector is a good example. We increased the portfolio's energy exposure early this year, favoring bonds of companies such as Belco Oil
& Gas, Forest Oil, and KCS Energy. As oil and natural gas prices rose and

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

[left margin]

"HIGH-YIELD HELD ITS VALUE BETTER THAN THE LIPPER GROUP AVERAGE."

PORTFOLIO AT A GLANCE
                               10/31/01      10/31/00
NUMBER OF SECURITIES              79            62
WEIGHTED AVERAGE
   MATURITY                     5.5 YRS       5.8 YRS
AVERAGE DURATION                3.5 YRS       4.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.90%         0.90%

YIELD AS OF OCTOBER 31, 2001
30-DAY SEC YIELD                11.60%

Investment terms are defined in the Glossary on pages 21-22.

6      1-800-345-2021

High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

merger and acquisition activity picked up, the bonds performed well. As a category, energy-related high-yield bonds posted returns in the neighborhood of
8% for the first nine months of this year. Unfortunately, not all of our bond selections proved as beneficial.

CAN YOU ELABORATE?

     In spite of diligent research, the rising default rate meant that the fund faced some credit challenges. Examples included: Exodus Communications, a company that provides Internet-related services; and Covad Communications, a telecommunications company providing high-speed DSL connections. Although the bonds defaulted, we held on to them because we believed they would be worth more down the road. In fact, both bonds were valued significantly lower immediately after the defaults than where they are currently priced.

SHIFTING GEARS, WHAT'S YOUR ECONOMIC AND INTEREST RATE OUTLOOK?

     The near-term economic outlook remains negative, but long-term prospects seem encouraging. Most economists expect the economy to show signs of recovery by the middle of next year. In fact, the high-yield market's rebound in October may indicate that investors anticipate the possibility of such a recovery.

     On the interest rate front, the Federal Reserve (the Fed) has been aggressively lowering rates to help revive the ailing economy, and Congress has been doing its part, too. However, the economy remains vulnerable in spite of those efforts, so another rate cut or two by the Fed remains a possibility.

WHAT MIGHT THOSE EVENTS MEAN FOR  HIGH-YIELD BONDS?

     Defaults among high-yield issuers appear likely to continue rising over the next quarter or two. That outlook contrasts from earlier this year, when defaults seemed poised to peak by this year's fourth quarter. Unfortunately, the events of September 11 eliminated that possibility.

     An increase in the percentage of bonds trading at so-called distressed levels--high-yield bonds with yields 10 percentage points or more above 10-year
Treasurys--supports the notion that defaults will continue to rise during the next several months.

     However, the number of distressed bonds has declined since October, and we think that trend will probably continue. And although defaults are likely to keep rising until mid-2002, high-yield bonds could still perform well in the interim. A bond's price usually reflects a likely default well in advance, so default candidates should already be priced into the market.

WITH THOSE PERSPECTIVES IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     For now, we expect to focus on higher-quality high-yield bonds. Such securities tend to hold up better during challenging economic times, and also stand to be some of the first to benefit when high-yield bonds come back into favor. In addition, we intend to keep the portfolio well diversified, which should help performance as the economy begins to gather strength.

[right margin]

"WE OFTEN ADDED SECURITIES WITH BB RATINGS, AND SOME OF THE BONDS IN THE
PORTFOLIO RECEIVED UPGRADES TO INVESTMENT-GRADE STATUS."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                           AS OF        AS OF
                         10/31/01      4/30/01
AAA                        10%            --
A                           3%            --
BBB                         6%            5%
BB                         24%           23%
B                          44%           60%
CCC                         8%           11%
CC                          2%            --
C                           1%            --
UNRATED                     2%            1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
20 for more information.

TOP FIVE INDUSTRIES
                         % OF FUND INVESTMENTS
                          AS OF         AS OF
                         10/31/01      4/30/01
MEDIA                     11.1%          7.6%
TELEPHONE                 10.5%          8.8%
CONSTRUCTION &
   REAL PROPERTY           7.9%          5.2%
ENERGY RESERVES &
   PRODUCTION              7.1%          6.4%
FOREST PRODUCTS &
   PAPER                   5.3%          7.2%

                                                  www.americancentury.com      7

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Principal Amount                                                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 80.8%

APPAREL & TEXTILES -- 0.7%
               $  250,000  Supreme International Corp.,
                              12.25%, 4/1/06                         $   237,500
                                                                     -----------
BANKS -- 2.1%
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    705,000
                                                                     -----------
CHEMICALS -- 5.1%
                  500,000  Avecia Group Plc, 11.00%,
                              7/1/09                                     477,500
                  175,000  Huntsman ICI Chemicals,
                              10.125%, 7/1/09                            143,500
                2,000,000  Huntsman ICI Chemicals,
                              12.49%, 12/31/09(1)                        425,000
                  750,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             619,688
                                                                     -----------
                                                                       1,665,688
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 7.9%
                  605,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             499,125
                  500,000  Building Materials Corp., 8.00%,
                              12/1/08                                    367,500
                  250,000  Meritage Corporation, 9.75%,
                              6/1/11                                     246,250
                  500,000  Nortek Inc., 9.25%, 3/15/07                   487,500
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                    512,500
                  500,000  WCI Communities Inc., 10.625%,
                              2/15/11 (Acquired 2/14/01,
                              Cost $500,000)(2)                          501,250
                                                                     -----------
                                                                       2,614,125
                                                                     -----------
ENERGY RESERVES & PRODUCTION -- 7.1%
                  250,000  Belco Oil & Gas Corp.,
                              8.875%, 9/15/07                            256,250
                  500,000  BRL Universal Equipment,
                              8.875%, 2/15/08                            517,500
                  600,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    629,999
                  500,000  KCS Energy Inc., 8.875%,
                              1/15/06                                    396,875
                  500,000  XTO Energy Inc., Series B, 8.75%,
                              11/1/09 (Acquired 7/31/01,
                              Cost $513,125)(2)                          525,000
                                                                     -----------
                                                                       2,325,624
                                                                     -----------
ENVIRONMENTAL SERVICES -- 1.7%
                  620,000  Newpark Resources Inc., Series B,
                              8.625%, 12/15/07                           554,900
                                                                     -----------
FINANCIAL SERVICES -- 0.7%
                  750,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                            230,625
                                                                     -----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 5.3%
               $  500,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                        $   422,500
                  500,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    535,000
                  500,000  Riverwood International Corp.,
                              10.625%, 8/1/07                            526,250
                  250,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    263,125
                                                                     -----------
                                                                       1,746,875
                                                                     -----------
GAS & WATER UTILITIES -- 1.3%
                  500,000  Azurix Corp., 10.75%, 2/15/10                 442,500
                                                                     -----------
HOTELS -- 5.2%
                  750,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     791,250
                  250,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            255,000
                  575,000  Station Casinos Inc., 9.75%,
                              4/15/07                                    563,500
                  130,000  Venetian Casino Resort LLC,
                              14.25%, 11/15/05                           109,200
                                                                     -----------
                                                                       1,718,950
                                                                     -----------
INDUSTRIAL PARTS -- 4.4%
                1,000,000  Graham Packaging Co., Series B,
                              9.46%, 1/15/03(3)                          525,000
                  500,000  Graham Packaging Co., Series B,
                              8.75%, 1/15/08                             382,500
                  500,000  Hexcel Corp., 9.75%, 1/15/09
                              (Acquired 6/15/01, Cost
                              $492,500)(2)                               277,500
                  300,000  Key Components, LLC, 10.50%,
                              6/1/08                                     274,500
                                                                     -----------
                                                                       1,459,500
                                                                     -----------
INDUSTRIAL SERVICES -- 1.3%
                  500,000  Integrated Electric Services,
                              Series B, 9.375%, 2/1/09                   422,500
                                                                     -----------
INTERNET -- 0.5%
                  500,000  Exodus Communications, Inc., 0%,
                              12/15/04(4)                                111,250
                  500,000  PSINet Inc., Series B, 0%,
                              2/15/02(4)(5)                               37,500
                                                                     -----------
                                                                         148,750
                                                                     -----------
LEISURE -- 2.0%
                  500,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     507,500
                  500,000  Imax Corp., 7.875%, 12/1/05                   152,500
                                                                     -----------
                                                                         660,000
                                                                     -----------
MEDIA -- 7.6%
                  500,000  Adelphia Communications Corp.,
                              Series B, 9.25%, 10/1/02                   500,000
                  500,000  AMFM Inc., 8.00%, 11/1/08                     529,375
                  550,000  Charter Communications Holdings
                              Capital Corp., 10.75%,
                              10/1/09                                    578,875

8      1-800-345-2021                          See Notes to Financial Statements

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                                                         Value
--------------------------------------------------------------------------------

               $  500,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                $   546,250
                  500,000  Ono Finance PLC, 14.00%,
                              2/15/11 (Acquired 2/2/01,
                              Cost $500,000)(2)                          362,500
                                                                     -----------
                                                                       2,517,000
                                                                     -----------
MEDICAL PROVIDERS & SERVICES -- 3.4%
                  500,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    551,250
                  500,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    561,250
                                                                     -----------
                                                                       1,112,500
                                                                     -----------
MINING & METALS -- 1.6%
                  500,000  Bethlehem Steel Corp., 0%,
                              9/1/03(4)                                   32,500
                  250,000  Lone Star Technologies, 9.00%,
                              6/1/11 (Acquired 5/23/01,
                              Cost $250,000)(2)                          203,750
                  750,000  Metallurg Holdings Inc., Series B,
                              20.51%, 7/15/03(3)                         287,813
                                                                     -----------
                                                                         524,063
                                                                     -----------
OIL SERVICES -- 3.9%
                  650,000  Pride International Inc., 9.375%,
                              5/1/07                                     685,750
                  500,000  R & B Falcon Corp., 9.50%,
                              12/15/08                                   591,370
                                                                     -----------
                                                                       1,277,120
                                                                     -----------
PUBLISHING -- 0.9%
                  350,000  Primedia Inc., Series B, 8.50%,
                              2/1/06                                     292,688
                                                                     -----------
SPECIALTY STORES -- 2.6%
                  500,000  AutoNation Inc., 9.00%, 8/1/08
                              (Acquired 8/1/01, Cost
                              $502,500)(2)                               495,000
                  350,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             348,250
                                                                     -----------
                                                                         843,250
                                                                     -----------
TELEPHONE -- 10.3%
                  750,000  Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/03(3)                         307,500
                  500,000  AT&T Canada Inc., 7.76%,
                              6/15/03(3)                                 236,995
                  500,000  Callahan Nordrhein-Westfalen
                              GmbH, 14.00%, 7/15/10
                              (Acquired 6/1/01, Cost
                              $488,750)(2)                               332,500
                  750,000  Covad Communications Group
                              Inc., 0%, 2/15/04(4)                       176,250
                1,000,000  ICG Services Inc., 9.145%,
                              2/15/03(3)(4)(5)                            75,000
                  750,000  Intermedia Communications Inc.,
                              Series B, 10.362%, 7/15/02(3)              746,229
                  500,000  Intermedia Communications Inc.,
                              Series B, 9.50%, 3/1/09                    527,500
                  250,000  McLeodUSA Inc., 12.00%,
                              7/15/08                                     66,250

Principal Amount/Shares                                                  Value
--------------------------------------------------------------------------------

               $  400,000  McLeodUSA Inc., 11.50%,
                              5/1/09                                 $   106,000
                1,000,000  NTL Inc., 11.50%, 2/1/06(3)                   605,000
                  750,000  Viatel, Inc., 0%, 4/15/03(4)(5)                 3,750
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     212,500
                                                                     -----------
                                                                       3,395,474
                                                                     -----------
THRIFTS -- 2.4%
                  790,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                                     643,850
                  150,000  Ocwen Financial Corp., 11.875%,
                              10/1/03                                    144,750
                                                                     -----------
                                                                         788,600
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 2.8%
                  250,000  American Cellular Corporation,
                              9.50%, 10/15/09 (Acquired
                              3/9/01, Cost $248,148)(2)                  252,500
                  500,000  Asia Global Crossing, 13.375%,
                              10/15/10                                   122,500
                  250,000  Metrocall, Inc., 0%, 12/7/01(4)(5)              7,500
                  250,000  Millicom International Cellular SA,
                              13.50%, 12/7/01                            153,750
                  500,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    373,750
                  500,000  RSL Communications, Ltd., 0%,
                              12/7/01(4)(5)                               20,000
                                                                     -----------
                                                                         930,000
                                                                     -----------
TOTAL CORPORATE BONDS                                                 26,613,232
                                                                     -----------
   (Cost $34,042,776)

CONVERTIBLE PREFERRED STOCKS & WARRANTS -- 5.4%

INTERNET(6)
                    5,000  PSINet Inc., Series D, 0%,
                              2/15/03 (Acquired 3/24/00,
                              Cost $239,375)(2)(4)(5)                         --
                                                                     -----------
MEDIA -- 3.5%
                   10,735  CSC Holdings Inc., Series M, PIK,
                              11.125%, 4/1/08                          1,127,175
                      500  Ono Finance PLC Warrants(5)                    24,625
                                                                     -----------
                                                                       1,151,800
                                                                     -----------
TELEPHONE -- 0.2%
                    1,000  Allegiance Telecom, Inc. Warrants(5)           15,125
                      875  Jazztel PLC Warrants(5)                        11,375
                    1,001  XO Communications Inc.,
                              Series E, PIK, 13.50%, 6/1/10               52,553
                                                                     -----------
                                                                          79,053
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 1.7%
                      547  Dobson Communications Corp.,
                              PIK, 12.25%, 1/15/08                       542,897
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS                                                      1,773,750
                                                                     -----------
   (Cost $2,706,588)

See Notes to Financial Statements                 www.americancentury.com      9

High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 13.8%
   Repurchase Agreement, Bank of America N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 2.50%, dated 10/31/01, due
    11/1/01 (Delivery value $1,691,117)                              $ 1,691,000
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 2.50%, dated 10/31/01, due
    11/1/01 (Delivery value $1,691,117)                                1,691,000
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 2.50%, dated 10/31/01, due 11/1/01
    (Delivery value $1,182,082)                                        1,182,000
                                                                     -----------
TOTAL TEMPORARY CASH INVESTMENTS                                       4,564,000
                                                                     -----------
   (Cost $4,564,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $32,950,982
                                                                     ===========
   (Cost $41,313,364)

NOTES TO SCHEDULE OF INVESTMENTS

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $2,950,000 which represented 8.6% of net assets.

(3) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(4) Security is in default.

(5) Non-income producing.

(6) Category is less than 0.05% of total investment securities.

10      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2001

ASSETS
Investment securities, at value (identified
  cost of $36,749,364 (Note 3) .................................... $28,386,982
Repurchase agreements (amortized cost and
  cost for federal income tax purposes) ...........................   4,564,000
Cash ..............................................................      19,186
Receivable for investments sold ...................................     497,188
Receivable for capital shares sold ................................       8,830
Dividends and interest receivable .................................     776,177
                                                                   -------------
                                                                     34,252,363
                                                                   -------------

LIABILITIES
Accrued management fees (Note 2) ..................................      24,567
Dividends payable .................................................      77,488
Payable for directors' fees
  and expenses (Note 2) ...........................................          22
                                                                   -------------
                                                                        102,077
                                                                   -------------
Net Assets .......................................................  $34,150,286
                                                                   =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class .....................................  100,000,000
                                                                   =============

Outstanding -- Investor Class ....................................    5,528,694
                                                                   =============

Net Asset Value Per Share ........................................        $6.18
                                                                   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................  $50,097,328
Accumulated net realized loss
  on investment transactions .....................................   (7,584,660)
Net unrealized depreciation
  on investments (Note 3) ........................................   (8,362,382)
                                                                   -------------
                                                                    $34,150,286
                                                                   =============

See Notes to Financial Statements                www.americancentury.com      11

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Income:
Interest ..........................................................  $3,842,293
Dividends .........................................................     154,119
                                                                    ------------
 ..................................................................   3,996,412
                                                                    ------------

Expenses (Note 2):
Management fees ...................................................     305,280
Directors' fees and expenses ......................................         376
                                                                    ------------
 ..................................................................     305,656
                                                                    ------------

Net investment income .............................................   3,690,756
                                                                    ------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on
  investment transactions .........................................  (2,770,719)
Change in net unrealized
  depreciation on investments .....................................  (2,214,753)
                                                                    ------------

Net realized and unrealized loss ..................................  (4,985,472)
                                                                    ------------

Net Decrease in Net Assets
  Resulting from Operations ....................................... $(1,294,716)
                                                                    ============

12      1-800-345-2021                         See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

Increase (Decrease) in Net Assets                        2001           2000

OPERATIONS
Net investment income ............................... $3,690,756      $3,384,921
Net realized loss ................................... (2,770,719)    (2,428,722)
Change in net unrealized depreciation ............... (2,214,753)    (2,896,952)
                                                     ------------   ------------
Net decrease in net assets
  resulting from operations ......................... (1,294,716)    (1,940,753)
                                                     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................... (3,863,968)    (3,211,016)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................... 60,453,363      50,507,532
Proceeds from reinvestment
  of distributions ..................................  2,782,911       2,350,479
Payments for shares redeemed ....................... (49,053,644)   (56,116,504)
                                                     ------------   ------------
Net increase (decrease) in net assets
  from capital share transactions ................... 14,182,630     (3,258,493)
                                                     ------------   ------------

Net increase (decrease)
  in net assets ...................................... 9,023,946     (8,410,262)

NET ASSETS
Beginning of period ................................  25,126,340      33,536,602
                                                     ------------   ------------
End of period ...................................... $34,150,286     $25,126,340
                                                     ============   ============

Undistributed net
  investment income ................................      --            $173,212
                                                     ============   ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...............................................   8,786,402       6,033,560
Issued in reinvestment
  of distributions .................................     412,773         285,200
Redeemed ...........................................  (7,158,258)    (6,758,581)
                                                     ------------   ------------
Net increase (decrease) ............................   2,040,917       (439,821)
                                                     ============   ============

See Notes to Financial Statements                www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. High-Yield Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United
States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and C Class had not commenced as of October 31, 2001. The Advisor Class and C Class are both authorized to issue 100,000,000 shares.

    SECURITY VALUATIONS -- Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices.
Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $7,560,381 (expiring in 2007 through 2009) which may be used to offset future taxable gains.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that the Advisor Class and C Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and
0.50%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares.  No fees were incurred under the plans during the year ended October 31, 2001.

    RELATED PARTIES -- The fund has a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM) (see Note 4). JPM is an equity investor in American
Century Companies, Inc. (ACC).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2001, were $46,717,991 and $37,315,883, respectively.

    On October 31, 2001, accumulated net unrealized depreciation was $8,386,987, based on the aggregate cost of investments for federal income tax purposes of
$41,337,969, which consisted of unrealized appreciation of $886,934 and unrealized depreciation  of $9,273,921.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2001.

5.  REORGANIZATION

    On February 10, 2001, the Board of Directors of High-Yield (Old High-Yield)
approved a plan of reorganization (the reorganization) pursuant to which new
High-Yield (New High-Yield) would acquire all of the assets of the Old
High-Yield in exchange for shares of equal value of the New High-Yield and the assumption by the New High-Yield of all liabilities of the acquired fund. The reorganization was approved by shareholders on November 16, 2001. However, due to a change in circumstances that affects one of the preconditions to the reorganization, the board of directors has determined that, at this time, the reorganization is not in the best interest of the High-Yield shareholders.

                                                 www.americancentury.com      15

High-Yield--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                          2001       2000       1999       1998      1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $7.20      $8.54      $8.73      $9.91     $10.00
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.74       0.85       0.80       0.83       0.06
  Net Realized and Unrealized Loss ....  (0.97)     (1.39)     (0.18)     (1.18)     (0.09)
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....  (0.23)     (0.54)      0.62      (0.35)     (0.03)
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.79)     (0.80)     (0.80)     (0.83)     (0.06)
  From Net Realized Gains .............    --         --       (0.01)       --         --
                                        --------   --------   --------   --------   --------
  Total Distributions .................  (0.79)     (0.80)     (0.81)     (0.83)     (0.06)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........   $6.18      $7.20      $8.54      $8.73      $9.91
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................  (3.56)%    (7.08)%     7.03%     (4.09)%    (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................. 0.90%      0.90%      0.90%      0.90%    0.90%(3)
Ratio of Net Investment Income
  to Average Net Assets ................ 10.88%     10.09%      8.90%      8.41%    7.39%(3)
Portfolio Turnover Rate ................  131%        77%        95%        85%        --
Net Assets, End of Period
  (in thousands) ....................... $34,150    $25,126    $33,537    $32,229    $11,072

(1) September 30, 1997 (commencement of sale) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

16      1-800-345-2021                         See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the "Fund")
, one of the funds comprising American Century Mutual Funds, Inc., as of October
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended and for the period September 30, 1997 (commencement of sale) through October 31,
1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made  by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of High-Yield Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                 www.americancentury.com      17

Proxy Voting Results
--------------------------------------------------------------------------------

    An annual meeting of shareholders was held on November 16, 2001, to vote on the following proposal. The proposal received the required majority of votes.

    A summary of voting results is listed below the proposal.

PROPOSAL

    To vote on approval of the Agreement and Plan of Reorganization.

    For:                    2,831,778

    Against:                   37,605

    Abstain:                   19,738

    Due to circumstances that affects one of the preconditions to the reorganization, the board of directors has determined that, at this time, the reorganization is not in the best interest of the High-Yield shareholders.

18      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    No Advisor or C Class shares of High-Yield had been sold as of October 31,
2001.

    All classes of shares represent a pro rata interest  in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The CSFB HIGH YIELD INDEX II, known as the DLJ High Yield Index until May
2001, is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of eight years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The HIGH CURRENT YIELD FUNDS category includes funds that aim at  high current yield from fixed-income securities. No quality or maturity restrictions;
funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

   Portfolio Manager
     MICHAEL DIFLEY

   Credit Research Manager
     GREG AFIESH

20      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 16.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.8 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and
S&P 500 are representative of large-cap stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.0 billion and $8.8 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.0 billion. This is Lipper's market-capitalization breakpoint as of October 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

                                                 www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

22      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0112                                 American Century Investment Services, Inc.
SH-ANN-27757S                     (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Limited-Term Bond
Intermediate-Term Bond
Bond

October 31, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 and the anthrax outbreak in October changed forever our perception of the world and our place in
it. We pay tribute to those who died, as well as to the heroic efforts of emergency personnel.

     But the events of September and October also brought a new sense of resolve. Terrorists sought to devastate America, but our business community --
including your American Century investment management team--worked hard to keep the U.S. financial markets active and functioning smoothly.

     From an investment policy standpoint, nothing has changed here at American
Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     But some changes are inevitable. To better meet the needs and demands of bond investors, eliminate some redundancies in our fund family, and concentrate the efforts of our investment teams, we are combining and redefining some of our fixed-income portfolios. As a result, these will be the last shareholder reports for Limited-Term Bond, Intermediate-Term Bond, and Bond. Effective December 3,
2001, by shareholder approval, Limited-Term Bond merged into American Century
Short-Term Government, and Intermediate-Term Bond and Bond merged into American
Century Diversified Bond. The surviving funds will have a different financial reporting period; their fiscal year end will be March 31. We'll send the next shareholder reports (annuals, dated March 31, 2002) for the surviving funds next spring.

     Amid all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these difficult times.

Sincerely,

/signature/                                               /signature/
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights .................................................. 2
   Market Perspective ................................................. 3
LIMITED-TERM BOND

INTERMEDIATE-TERM BOND

BOND

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .................................................... 22
   Statement of Operations ........................................... 23
   Statement of Changes
      in Net Assets .................................................. 24
   Notes to Financial
      Statements ..................................................... 25
   Financial Highlights .............................................. 29
   Independent Auditors'
      Report ......................................................... 35
OTHER INFORMATION
   Proxy Voting Results .............................................. 36
   Share Class and Retirement
      Account Information ............................................ 37
   Background Information
      Investment Philosophy
         and Policies ................................................ 38
      Comparative Indices ............................................ 38
      Lipper Rankings ................................................ 38
      Investment Team
         Leaders ..................................................... 38
      Credit Rating
         Guidelines .................................................. 38
   Glossary .......................................................... 39

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

*   Unusually robust bond returns resulted from a weaker-than-expected U.S.
    economy, diving stock prices, falling interest rates, the September 11 terrorist attacks, and the Treasury's decision to suspend 30-year bond auctions.

*   Bond gains stood in stark contrast to the dramatic losses suffered by U.S.
    stocks. The broader stock market--represented by the S&P 500--fell about 25%.

*   Of the major taxable investment-grade bond sectors, corporates led and mortgage-backeds lagged. But investors couldn't quibble much with any investment-grade bond returns during this period.

*   The Federal Reserve (the Fed) cut short-term interest rates nine times in the first ten months of 2001 in an attempt to prevent a recession. The
    Treasury yield curve (see the graph on page 3) shifted lower and
    "steepened" as short-term yields--which are tied closely to Fed actions--fell more than long-term yields.

LIMITED-TERM BOND

*   The fund performed well, beating its Lipper group average and posting its best fiscal-year return since inception. (See page 5.)

*   We helped boost performance and upgraded the fund's credit quality by overweighting government agency bonds. We also focused on the area of the yield curve where interest rates fell the most.

*   Limited-Term Bond merged into American Century Short-Term Government effective December 3, 2001.

INTERMEDIATE-TERM BOND

*   It was an exceptional year for the fund. It returned more than double its average annual return since inception and posted its highest fiscal-year tally since that date. It also handily beat the average return of its peer group. (See page 10.)

*   As you'd expect when bond prices rise so much, yields fell. The fund's
    30-day SEC yield was 4.26% on October 31, 2001, compared with 6.42% a year earlier and 5.38% at the end of April.

*   Intermediate-Term Bond merged into American Century Diversified Bond effective December 3, 2001.

BOND

*   The fund provided exceptional performance. It returned almost double its average annual return since inception and posted its highest fiscal-year tally since 1995. It also handily beat the average return of its peer group. (See page 16.)

*   Yields fell, as you'd expect when bond prices rise so much. The fund's
    30-day SEC yield was 4.59% on October 31, 2001, compared with 6.49% a year earlier and 5.67% at the end of April.

*   Bond merged into American Century Diversified Bond effective December 3,
    2001.

[left margin]

                  LIMITED-TERM BOND(1)
                         (ABLIX)
    TOTAL RETURNS:                  AS OF 10/31/01
       6 Months                              5.49%(2)
       1 Year                               10.75%
    30-DAY SEC YIELD:                        3.31%
    INCEPTION DATE:                         3/1/94
    NET ASSETS:                      $16.0 million(3)

                 INTERMEDIATE-TERM BOND(1)
                         (TWITX)
    TOTAL RETURNS:                  AS OF 10/31/01
       6 Months                              7.62%(2)
       1 Year                               14.35%
    30-DAY SEC YIELD:                        4.26%
    INCEPTION DATE:                         3/1/94
    NET ASSETS:                      $55.8 million(3)

                         BOND(1)
                         (TWLBX)
    TOTAL RETURNS:                  AS OF 10/31/01
       6 Months                              7.76%(2)
       1 Year                               14.45%
    30-DAY SEC YIELD:                        4.59%
    INCEPTION DATE:                         3/2/87
    NET ASSETS:                     $139.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 10, and 16.
Investment terms are defined in the Glossary on pages 39-40.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

RECESSION, FLIGHT TO SAFETY, AND CHANGES IN TREASURY ISSUANCE MEANT EXCEPTIONAL
BOND RETURNS

     The year ended October 31, 2001, was a great time to be an investor in investment-grade U.S. bonds, though American citizens paid a price for some of the bond market's gains in terms of job security, income, and personal safety.
Unusually robust bond returns resulted from a weaker-than-expected U.S. economy
(which fell into recession), diving stock prices, falling interest rates, the
September 11 terrorist attacks, and the Treasury's decision to suspend 30-year bond auctions.

     Most U.S. government, government agency, and investment-grade (rated BBB or better) corporate bonds performed very well in this environment (see the table at right) as economic uncertainty grew and investors became more conservative.
The Lehman Brothers Aggregate Bond Index--sort of the S&P 500 of the taxable investment-grade U.S. bond market--nearly doubled its average annual return from the last 15 years.

     Bond gains for the one-year period stood in stark contrast to the dramatic losses suffered by U.S. stocks. The broader stock market--represented by the
S&P 500--fell about 25%, and technology stocks--represented by the Nasdaq
Composite--declined about 50%. Those losses helped fuel demand for bonds.

     Of the major taxable investment-grade bond sectors (fixed-rate mortgage-backed, Treasury, corporate, and government agency securities), corporates led and mortgage-backeds lagged (see the table at right). But investors couldn't quibble much with any investment-grade bond returns during this period--just about everyone benefited.

FED FORCED TO REDUCE  INTEREST RATES

     Setting the stage for this year's remarkable events, the U.S. economy decelerated abruptly in the second half of 2000 after racing ahead earlier last year. Declining business spending, soaring inventories, and recessionary conditions in the manufacturing and technology sectors brought the annualized economic growth rate down below 2% in the final two quarters of 2000  and close to 0% by the second quarter of 2001.

     Attempting to prevent a recession in the overall economy, the Federal
Reserve (the Fed) cut short-term interest rates nine times in the first ten months of 2001. That reduced the federal funds rate from 6.50% to just 2.50%, a
40-year low. In addition, the four percentage point cut in just ten months represented the most aggressive Fed stimulative action since the early 1980s.

A LOWER AND STEEPER TREASURY YIELD CURVE

     The Fed's rate cuts and worsening economic conditions pulled down Treasury yields as bond prices rose. The Treasury yield curve (see the graph at left)
shifted lower and "steepened" as short-term yields--which are tied

[right margin]

TAXABLE INVESTMENT-GRADE
U.S. BOND RETURNS
FOR THE YEAR ENDED OCTOBER 31, 2001

LEHMAN AGGREGATE BOND INDEX             14.56%
Lehman Corporate Bond Index             15.51%
Lehman Government Agency
   Bond Index                           15.46%
Lehman Treasury Bond Index              14.95%
Lehman Fixed-Rate Mortgage-Backed
   Securities Index                     13.08%

Source: Bloomberg Financial Markets

"THE YEAR ENDED OCTOBER 31, 2001, WAS A GREAT TIME TO BE AN INVESTOR IN
INVESTMENT-GRADE  U.S. BONDS."
LOWER & STEEPER TREASURY YIELD CURVE

Source: Bloomberg Financial Markets

                                                  www.americancentury.com      3

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
                                                                    (Continued)

closely to Fed actions--fell more than long-term yields. Yields on long-term bonds didn't decline as much, reflecting concerns that lower rates would eventually stimulate the economy and bring back inflation.

     Entering September, economic conditions were weak, but there were still pockets of resiliency, particularly the housing market. Then disaster struck.
Besides their political and historical significance, the terrorist attacks on
September 11 probably pushed the economy into recession.

     In the markets, September 11 and its aftermath triggered a flight to safety by investors. Treasury securities--particularly two-, five-, and ten-year notes--were among the biggest beneficiaries. High demand and the prospect of further Fed interest rate cuts helped drive down short-term Treasury yields, resulting in additional steepening of the yield curve. The two-year Treasury yield ended the period at 2.43% after starting at 5.92%, a decline of nearly 3.5 percentage points.

A HALLOWEEN TRICK FROM THE TREASURY BROUGHT DOWN BOND YIELDS

     After September, investors were ready for calmer conditions, but they didn't happen. October brought anthrax attacks and the long-awaited retaliatory air strikes against Afghanistan's ruling Taliban militia. And on the last day of the month, we witnessed a bond market bombshell that the Pentagon would have been proud of. The Treasury announced the suspension of its 30-year bond auctions, triggering the biggest bond rally since the 1987 stock market crash and sending bond yields to their lowest level since the 1998
"Asian Flu" financial crisis.

     Seen as a way to reduce government interest expense while boosting the economy by lowering long-term interest rates, the announcement caused 10-year and 30-year Treasury yields to fall to 4.23% and 4.87%, respectively, and helped the 30-year Treasury bond return nearly 9% in October alone.

WHY CORPORATES LED AND MORTGAGE-BACKEDS LAGGED

     In a period when stocks performed so poorly, it might seem odd that corporate debt outperformed government debt. Actually, it's not so surprising when you recall that after underperforming in 2000, corporates performed well in the first half of 2001. That's  when the Fed's first five aggressive interest rate cuts fueled optimism for an economic rebound later this year. That optimism, plus low Treasury yields, made corporates look attractive, and that early outperformance helped keep corporates in the top position for the fiscal year.

     Mortgage-backed securities (MBS) lagged because they perform much better in stable interest rate environments than they do when interest rates fall sharply, like they did this year. Falling interest rates cause homeowners to refinance their mortgages, and MBS owners end up being "pre-paid" (and having shorter investments than they originally anticipated) when the mortgages that underlie their investments are retired. The threat of accelerating prepayments causes MBS price appreciation to lag that of other bonds--especially
Treasurys--when interest rates drop sharply.

[left margin]

"THE TREASURY ANNOUNCED THE SUSPENSION OF ITS 30-YEAR BOND AUCTIONS,
TRIGGERING THE BIGGEST BOND RALLY SINCE THE 1987 STOCK MARKET CRASH."

TREASURY NOTE & BOND RETURNS
FOR THE YEAR ENDED OCTOBER 31, 2001

2-YEAR TREASURY NOTE             10.95%
5-YEAR TREASURY NOTE             14.72%
10-YEAR TREASURY NOTE            15.68%
30-YEAR TREASURY BOND            18.13%

Source: Bloomberg Financial Markets

"THE 30-YEAR TREASURY BOND RETURNED NEARLY 9% IN OCTOBER ALONE."

4      1-800-345-2021

Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                                INVESTOR CLASS (INCEPTION 3/1/94)                     ADVISOR CLASS (INCEPTION 11/12/97)

                           MERRILL LYNCH 1-5 YR.   SHORT INVESTMENT-GRADE DEBT FUNDS(2)             MERRILL LYNCH 1-5 YR.
            LIMITED-TERM       GOVT./CORP.                                            LIMITED-TERM      GOVT./CORP.
                BOND             INDEX           AVERAGE RETURN   FUND'S RANKING          BOND             INDEX
========================================================================================================================
6 MONTHS(1) ... 5.49%            6.43%               4.68%            --                  5.36%             6.43%

1 YEAR ....... 10.75%           12.75%               9.92%        34 OUT OF 113          10.48%            12.75%

========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... 6.31%            7.01%               6.25%        46 OUT OF 98            6.05%            7.01%

5 YEARS ....... 6.36%            7.28%               6.20%        35 OUT OF 79             --               --

LIFE OF FUND .. 5.99%            6.84%(3)            5.94%(4)     18 OUT OF 50(4)         6.15%            7.36%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 2/28/94, the date nearest the class's inception for which data are available.

(4) Since 3/3/94, the date nearest the class's inception for which data are available.

(5) Index data since 10/31/97, the date nearest the class's inception for which data are available.

See pages 37-39 for information about share classes, returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Merrill Lynch 1- to 5-Year Government/Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

* From 3/1/94 (the fund's inception date) to 10/31/94. Not annualized.

                                                  www.americancentury.com      5

Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team.

HOW DID LIMITED-TERM BOND PERFORM IN THE FISCAL YEAR ENDED OCTOBER 31, 2001?

     The fund performed very well, producing its best fiscal-year return on record. It also stacked up well relative  to the competition. According to fund tracker Lipper Inc., Limited-Term Bond's one-, three-, and five-year average annual returns for the periods ended October 31, 2001, were better than those of the average short investment-grade bond fund (see the previous page).*

HOW DID THE FUND PRODUCE SUCH SOLID RETURNS?

     Bonds did very well this year as investors looked for a safe haven from crisis, falling stocks, and economic recession (see page 3). We think the portfolio did well on a relative basis because of our disciplined, team-based management approach.

     Here's how our process works. We start out by looking hard at the economy,
Federal Reserve interest rate policy, and bond yields. This helps us determine the interest rate sensitivity, or duration, we want for the fund. Then we evaluate the big sectors of the taxable, investment-grade bond universe, looking for the best relative values. After we figure out the fund's sector allocations, we sit down with our team of corporate credit analysts to pick the best bonds we can find.

     During the fiscal year, we did a good job on all three fronts. The best decisions we made were probably our sector allocations, where we felt some of the best opportunities were in government agency securities. We also helped performance by making some adjustments to our corporate bond position, duration, and credit quality.

LET'S START WITH AGENCY SECURITIES. HOW DID YOU MANAGE THAT PORTION OF THE FUND

     We benefited by being overweight agencys--which made up one of the best-performing sectors of the market--while reducing select corporate bond positions.

     We liked government agency securities because the spread, or difference in yield, between short-term Treasurys and agencys was very wide. Government entities issued a lot of new bonds, while there was heavy demand for Treasurys, which allowed us to add agency securities with yields as much as 60 basis points
(a basis point equals 0.01%, so  60 basis points equal 0.60%) over comparable
Treasurys. By comparison, earlier this year, agencys traded at yields around 20 to 30 basis points over Treasurys.

WHAT DID YOU LIKE ABOUT AGENCY SECURITIES RELATIVE TO CORPORATE BONDS?

     Agency bonds have high credit quality, so we felt adding agencys at the expense of some of our lower-rated corporate bonds was a good way to boost the fund's credit quality without giving up much income. We were careful to avoid

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                 10/31/01      10/31/00
NUMBER OF SECURITIES               39             34
WEIGHTED AVERAGE
   MATURITY                      2.4 YRS        2.2 YRS
AVERAGE DURATION                 1.9 YRS        1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                0.70%          0.70%

YIELDS AS OF OCTOBER 31, 2001
                                INVESTOR        ADVISOR
                                  CLASS          CLASS
30-DAY SEC YIELD                  3.31%          3.06%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                                 % OF FUND INVESTMENTS
                                   AS OF         AS OF
                                 10/31/01       4/30/01
AAA                                71%            66%
AA                                  7%             6%
A                                   9%            13%
BBB                                 9%             9%
BB                                  4%             6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
38 for more information.

Investment terms are defined in the Glossary on pages 39-40.

6      1-800-345-2021

Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

lower-rated or questionable corporate bonds because of the economic slowdown.
Instead, we worked hard to upgrade the fund's credit quality to ride out the recession. (You can see the effect of these trades in the accompanying
Portfolio Composition by Credit Rating table on page 6.)

WHAT DID YOU DO WITHIN THE CORPORATE  BOND SLICE?

     We worked closely with our corporate credit research team, looking carefully for what we felt were safer, healthier bond issuers. And we can't emphasize enough how much that helped--with the economy in recession, our analysts helped us ride out a difficult environment for credit-sensitive bonds.
In the past year, we avoided such troubled issuers as the California utilities, many healthcare facilities, and travel-related companies, among others.

     We were also able to enhance returns by participating in the market for newly issued corporate bonds. Securities dealers tend to make concessions on the price and yield for new bonds to entice buyers, so getting in on those deals can help performance.

     What's more, these securities did well once they began trading in the secondary market, for several reasons. First, traders wanted these bonds because the newer securities are more liquid (easy to buy and sell). Second, because demand at the initial bond sales was so heavy, many investors filled only a small piece of their order, so they bid up these securities in the secondary market. Third, new securities are incorporated in the broad bond market indices at the end of each month, forcing investors who track those indices to buy these newly issued bonds.

YOU ALSO MENTIONED DURATION. HOW DID YOU MANAGE THAT?

     We shortened the fund's duration slightly over the course of the year. Bond prices are sensitive to changes in interest rates, so normally you want a longer duration when interest rates fall. But this year, the biggest yield changes were in the shortest-term bonds. That's because the Federal Reserve cut short-term interest rates nine times in the first 10 months of this year, while longer-term rates stayed high. As a result, yields on two-year treasury notes fell more than
250 basis points, while 10-year yields were down only about 90 basis points. So keeping our duration around two years positioned the fund to benefit from the big yield changes we saw during the year.

WHAT'S NEXT?

     LIMITED-TERM BOND MERGED INTO THE AMERICAN CENTURY SHORT-TERM GOVERNMENT
FUND ON DECEMBER 3, 2001. We think that change will continue to give shareholders a dependable, high-quality, short-term investment.

     Before the merger, we continued evaluating the relative values and yields on agencys and corporate bonds. And because the economy remained weak, we positioned the fund a little more defensively, keeping credit quality high.

[right margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF OCTOBER 31, 2001
CORPORATE BONDS                      30.1%
U.S. GOVERNMENT AGENCY
   SECURITIES                        28.4%
U.S. TREASURY SECURITIES             19.9%
MORTGAGE-BACKED SECURITIES           11.5%
ASSET-BACKED SECURITIES               7.5%
OTHER                                 2.6%

[pie chart]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF APRIL 30, 2001
CORPORATE BONDS                      39.4%
U.S. TREASURY SECURITIES             22.0%
MORTGAGE-BACKED SECURITIES           14.5%
ASSET-BACKED SECURITIES              11.6%
U.S. GOVERNMENT AGENCY
   SECURITIES                        11.0%
OTHER                                 1.5%

[pie chart]

Investment terms are defined in the Glossary on pages 39-40.

                                                  www.americancentury.com      7

Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 30.1%

BANKS -- 3.3%
                  $   300  Bank One Corp., 6.40%, 8/1/02                 $   308
                      200  Citigroup Inc., 5.75%, 5/10/06                    210
                                                                         -------
                                                                             518
                                                                         -------
ELECTRICAL UTILITIES -- 2.6%
                      200  Calpine Corp., 8.25%, 8/15/05                     207
                      200  Georgia Power Company, Series F,
                              5.75%, 1/31/03                                 206
                                                                         -------
                                                                             413
                                                                         -------
ENERGY RESERVES & PRODUCTION -- 1.3%
                      200  Amerada Hess Corp., 5.30%,
                              8/15/04                                        207
                                                                         -------
FINANCIAL SERVICES -- 11.9%
                      200  Associates Corp., N.A., 6.00%,
                              7/15/05                                        211
                      200  Bank of America Corp., 6.625%,
                              6/15/04                                        215
                      300  CIT Group Inc., 5.625%, 5/17/04                   311
                      200  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                                 207
                      200  Countrywide Home Loans Inc.,
                              5.50%, 8/1/06                                  205
                      200  Ford Motor Credit Co., 7.50%,
                              3/15/05                                        211
                      500  General Electric Capital Corp.,
                              5.375%, 4/23/04                                523
                                                                         -------
                                                                           1,883
                                                                         -------
HOME PRODUCTS -- 1.3%
                      200  Dial Corp., 7.00%, 8/15/06                        205
                                                                         -------
REAL ESTATE INVESTMENT TRUST -- 1.9%
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                       301
                                                                         -------
SECURITIES & ASSET MANAGEMENT -- 4.5%
                      300  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                                 313
                      385  Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                                400
                                                                         -------
                                                                             713
                                                                         -------
TELEPHONE -- 3.3%
                      250  Qwest Corp., 7.625%, 6/9/03                       262
                      250  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $253)(1)                         263
                                                                         -------
                                                                             525
                                                                         -------
TOTAL CORPORATE BONDS                                                      4,765
                                                                         -------
   (Cost $4,604)

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 28.4%
                   $1,000  FNMA, 4.625%, 5/15/03                         $ 1,033
                    2,000  FNMA, 4.75%, 11/14/03                           2,082
                      800  FNMA, 5.125%, 2/15/04                             839
                      500  FNMA, 5.625%, 5/14/04                             532
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                 4,486
                                                                         -------
  (Cost $4,336)

U.S. TREASURY SECURITIES -- 19.9%
                      500  U.S. Treasury Notes, 3.875%,
                              6/30/03                                        513
                      500  U.S. Treasury Notes, 3.875%,
                              7/31/03                                        513
                    1,500  U.S. Treasury Notes, 4.25%,
                              11/15/03                                     1,554
                      500  U.S. Treasury Notes, 6.50%,
                              10/15/06                                       564
                                                                         -------
TOTAL U.S. TREASURY SECURITIES                                             3,144
                                                                         -------
   (Cost $3,097)

MORTGAGE-BACKED SECURITIES(2) -- 11.5%
                      549  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                        580
                      187  FNMA Pool #378698, 8.00%,
                              5/1/12                                         197
                      258  FNMA Pool #411016, 6.50%,
                              3/1/13                                         270
                      352  FNMA Pool #433184, 6.50%,
                              6/1/13                                         367
                      388  FNMA Pool #252213, 6.00%,
                              1/1/14                                         401
                                                                         -------
TOTAL MORTGAGE-BACKED SECURITIES                                           1,815
                                                                         -------
   (Cost $1,705)

ASSET-BACKED SECURITIES(2) -- 7.5%
                      200  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                        212
                      248  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                                249
                      103  CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                       104
                       41  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 11/21/01                                 41
                       55  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                             55

8      1-800-345-2021                          See Notes to Financial Statements

Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  200  Onyx Acceptance Grantor Trust,
                              Series 2001 B, Class A3 SEQ,
                              4.97%, 9/15/05                             $   207
                      108  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                        109
                      200  Residential Asset Securities
                              Corporation, Series 2000 KS4,
                              Class AI3 SEQ, 7.36%,
                              1/25/26                                        209
                                                                         -------
TOTAL ASSET-BACKED SECURITIES                                              1,186
                                                                         -------
   (Cost $1,151)

TEMPORARY CASH INVESTMENTS -- 2.6%
   Repurchase Agreement, Bank of America, N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 2.50%, dated 10/31/01, due
    11/1/01 (Delivery value $417)                                            417
                                                                         -------
   (Cost $417)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $15,813
                                                                         =======
   (Cost $15,310)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

SEQ = Sequential Payer

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $263 (in thousands) which represented 1.6% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements                 www.americancentury.com      9

Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                                 INVESTOR CLASS (INCEPTION 3/1/94)                    ADVISOR CLASS (INCEPTION 8/14/97)
                                              INTERM. INVESTMENT-GRADE DEBT FUNDS(2)
            INTERMEDIATE-     LEHMAN INTERM.                                        INTERMEDIATE-      LEHMAN INTERM.
              TERM BOND     GOVT./CREDIT INDEX   AVERAGE RETURN   FUND'S RANKING       TERM BOND      GOVT./CREDIT INDEX

========================================================================================================================
6 MONTHS(1) ... 7.62%             7.33%              6.98%            --                 7.48%            7.33%

1 YEAR ....... 14.35%            14.25%             13.39%        87 OUT OF 309         14.06%           14.25%

========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... 6.72%             7.09%              6.35%        71 OUT OF 223          6.46%            7.09%

5 YEARS ....... 7.15%             7.58%              7.04%        62 OUT OF 149           --               --

LIFE OF FUND .. 6.74%             7.09%(3)           6.76%(4)     42 OUT OF 100(4)       6.93%           7.58%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 2/28/94, the date nearest the class's inception for which data are available.

(4) Since 3/3/94, the date nearest the class's inception for which data are available.

(5) Index data since 7/31/97, the date nearest the class's inception for which data are available.

See pages 37-39 for information about share classes, returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Lehman Intermediate Government/Credit Bond Index is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

* From 3/1/94 (the fund's inception date) to 10/31/94. Not annualized.

10      1-800-345-2021

Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the
Intermediate-Term Bond fund investment team.

HOW DID INTERMEDIATE-TERM BOND PERFORM DURING THE YEAR ENDED OCTOBER 31, 2001?

     In an exceptional year for bonds (see page 3), the fund provided unusually strong performance. Intermediate-Term Bond returned 14.35%, more than double its average annual return since its inception in 1994 and its top fiscal-year tally ever.

     It also handily beat the 13.39% average return of the 309
"Intermediate Investment-Grade Debt Funds" tracked by Lipper Inc. (see the previous page for more fund performance comparisons).*

HOW DID INTERMEDIATE-TERM BOND'S EXPENSES AND YIELD COMPARE?

     The fund's relatively low expenses helped its performance against its peers. Other things being equal, lower expenses generally translate into higher yields and returns. As of October 31, 2001, annualized fund expenses were 0.75%, compared with the 0.91% average charged by the fund's Lipper peers.

     As you'd expect when bond prices rise so much, yields fell. The fund's
30-day SEC yield was 4.26% on October 31, 2001, compared with 6.42% a year earlier and 5.38% at the end of April.

WHAT ELSE HELPED FUND PERFORMANCE?

     The portfolio avoided a couple of potential pitfalls relating to the
September 11 terrorist attacks. First, we restructured the corporate holdings, cutting back on this sector--in light of the weak economy, corporate America's struggles, and rising default rates--until corporate bonds represented about a quarter of the portfolio.

     Some corporate areas--such as technology, telecommunications, and travel-related industries--had much worse problems than others. So we reduced our exposure to troubled sectors, cut the number of lower-rated bonds in the portfolio, and focused more on sectors--like banks and utilities--that we thought were likely to hold up relatively well in a recession.

WHAT WAS THE SECOND POTENTIAL PITFALL  YOU AVOIDED?

     This portfolio, unlike others, had not made any significant moves prior to
September 11 in anticipation of a "bear market flattening" (described in the next paragraph) of the Treasury yield curve. There was a growing consensus prior to September 11 that the U.S. economy was starting to stabilize and that the Federal Reserve (the Fed) was reaching the end of its interest rate cuts. Business inventories had been slashed significantly, the National
Association of Purchasing Management manufacturing index was creeping higher, housing was still quite strong, and consumer confidence and spending were still showing remarkable resiliency. The minutes from the Fed's interest rate policy meetings showed that even some Fed governors were questioning the need for further rate cuts.

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                 10/31/01      10/31/00
NUMBER OF SECURITIES               104           80
WEIGHTED AVERAGE
   MATURITY                      6.8 YRS       7.7 YRS
AVERAGE DURATION                 4.2 YRS       4.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                0.75%         0.75%

YIELDS AS OF OCTOBER 31, 2001
                                INVESTOR       ADVISOR
                                  CLASS         CLASS
30-DAY SEC YIELD                  4.26%         4.01%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                                 % OF FUND INVESTMENTS
                                   AS OF        AS OF
                                 10/31/01      4/30/01
AAA                                75%           70%
AA                                  3%            4%
A                                   7%            9%
BBB                                12%           14%
BB                                  3%            3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
38 for more information.

Investment terms are defined in the Glossary on pages 39-40.

                                                 www.americancentury.com      11

Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As a result, many believed in September that the next major bond market move would be a "bear market flattening." Since short-term bond yields would no longer be anticipating further Fed interest rate cuts, they would drift upward compared with longer-term bond yields. That would cause the yield curve
(see the graph on page 3) to "flatten"--a reversal of the
"steepening" that occurred this year in anticipation of Fed rate cuts and a possible economic recovery.

     Instead, September 11 rocked the investment world, and the yield curve steepened further (see page 3).

WHAT OTHER FACTORS AFFECTED PERFORMANCE?

     As we mentioned in Intermediate-Term Bond's April 30, 2001 semiannual report, there was a downside to cutting back the portfolio's corporate holdings:
investment-grade corporates turned out to be the best-performing taxable investment-grade bond sector for the first six months of the fiscal year and for the fiscal year as a whole (see page 3).

WHAT'S NEXT?

     As January 2002 rapidly approaches, the Fed again appears to be nearing the end of its interest rate cuts, which could result in higher short-term interest rates in the new year. The bear market flattening may finally be realized.

     BUT INTERMEDIATE-TERM BOND WON'T BE AROUND FOR 2002. On November 16, 2001,
at a special meeting that most shareholders participated in by proxy vote,
SHAREHOLDERS APPROVED A PROPOSAL TO MERGE INTERMEDIATE-TERM BOND WITH AMERICAN
CENTURY DIVERSIFIED BOND. The merger became effective December 3, 2001, meaning that Intermediate-Term Bond shareholders received an amount of Diversified Bond shares equal to the value of Intermediate-Term Bond shares on that day. After
December 3, you owned shares of Diversified Bond instead of Intermediate-Term
Bond.

     As a result, THIS WILL BE YOUR LAST SHAREHOLDER REPORT FOR
INTERMEDIATE-TERM BOND. Your first shareholder report for Diversified Bond
(which will be an annual report) will be dated March 31, 2002, and will be sent to you next spring.

CAN YOU PROVIDE MORE DETAILS ABOUT DIVERSIFIED BOND?

     Sure. You shouldn't notice any major differences in the two funds aside from the new reporting period (your annual and semiannual reports will be dated
March 31 and September 30 instead of October 31 and April 30). The same portfolio management team will run Diversified Bond, and it will invest in a similar portfolio and use basically the same investment techniques.

     There is one small change that should work in your favor: Diversified Bond has a lower expense ratio. Investor Class Diversified Bond shares pay an annual expense ratio of 0.65%, compared with 0.75% for Intermediate-Term Bond's
Investor Class. As we mentioned earlier, other things being equal, lower expenses generally translate into higher yields and returns.

[left margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF OCTOBER 31, 2001
U.S. TREASURY SECURITIES              38.3%
CORPORATE BONDS                       24.7%
MORTGAGE-BACKED SECURITIES            21.8%
ASSET-BACKED SECURITIES
   & CMOS                          8.3%
U.S. GOVERNMENT AGENCY
   SECURITIES                          4.1%
OTHER                                  2.8%

[pie chart]
                                AS OF APRIL 30, 2001
CORPORATE BONDS                       27.4%
MORTGAGE-BACKED SECURITIES            23.8%
U.S. TREASURY SECURITIES              23.4%
U.S. GOVERNMENT AGENCY
   SECURITIES                         15.5%
ASSET-BACKED SECURITIES
   & CMOS                          9.2%
OTHER                                  0.7%

[pie chart]

Investment terms are defined in the Glossary on pages 39-40.

12      1-800-345-2021

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 38.3%
                   $1,400  STRIPS - PRINCIPAL, 5.96%,
                              11/15/27(1)                                $   360
                      900  U.S. Treasury Bonds, 5.00%,
                              2/15/11                                        950
                      600  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                        882
                      300  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                       359
                    1,450  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                      1,717
                    1,456  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                       1,507
                    1,000  U.S. Treasury Notes, 5.50%,
                              1/31/03                                      1,042
                    1,300  U.S. Treasury Notes, 4.625%,
                              2/28/03                                      1,342
                    1,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                      1,026
                    2,250  U.S. Treasury Notes, 4.25%,
                              11/15/03                                     2,330
                      300  U.S. Treasury Notes, 7.875%,
                              11/15/04                                       342
                      700  U.S. Treasury Notes, 6.75%,
                              5/15/05                                        783
                    1,550  U.S. Treasury Notes, 5.75%,
                              11/15/05                                     1,688
                    4,600  U.S. Treasury Notes, 7.00%,
                              7/15/06(2)                                   5,275
                    1,000  U.S. Treasury Notes, 6.50%,
                              10/15/06                                     1,129
                      350  U.S. Treasury Notes, 6.625%,
                              5/15/07                                        400
                                                                         -------
TOTAL U.S. TREASURY SECURITIES                                            21,132
                                                                         -------
   (Cost $20,330)

CORPORATE BONDS -- 24.7%

BANKS -- 1.0%
                      500  Citigroup Inc., 5.75%, 5/10/06                    525
                                                                         -------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                      200  Georgia-Pacific Group, 8.125%,
                              5/15/11                                        205
                                                                         -------
DEPARTMENT STORES -- 0.4%
                      200  Sears, Roebuck & Co. Inc.
                              MTN, 8.29%, 6/10/02                            206
                                                                         -------
ELECTRICAL UTILITIES -- 2.2%
                      400  Calpine Corp., 8.25%, 8/15/05                     414
                      450  Cilcorp, Inc., 8.70%, 10/15/09                    498
                      300  Georgia Power Company, Series F,
                              5.75%, 1/31/03                                 309
                                                                         -------
                                                                           1,221
                                                                         -------

Principal Amount                 ($ in Thousands)                          Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.1%
                   $  400  Amerada Hess Corp., 5.30%,
                              8/15/04                                    $   413
                      200  El Paso Corp., 7.80%, 8/1/31                      207
                      500  Williams Cos Inc., 7.875%,
                              9/1/21                                         524
                                                                         -------
                                                                           1,144
                                                                         -------
ENTERTAINMENT -- 0.4%
                      200  AOL Time Warner Inc., 7.625%,
                              4/15/31                                        210
                                                                         -------
FINANCIAL SERVICES -- 4.8%
                      500  Associates Corp., N.A., 6.00%,
                              7/15/05                                        527
                      400  Bank of America Corp., 6.625%,
                              6/15/04                                        430
                      300  CIT Group Inc., 5.625%, 5/17/04                   311
                      400  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                                 413
                      300  Ford Motor Credit Co., 7.50%,
                              3/15/05                                        317
                      300  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                                296
                      350  Household Finance Corp., 6.75%,
                              5/15/11                                        366
                                                                         -------
                                                                           2,660
                                                                         -------
GAS & WATER UTILITIES -- 0.5%
                      250  KeySpan Gas East Corp.,
                              7.875%, 2/1/10                                 285
                                                                         -------
GROCERY STORES -- 1.5%
                      450  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01-
                              7/24/01, Cost $473)(3)                         508
                      300  Kroger Co., 7.65%, 4/15/07                        336
                                                                         -------
                                                                             844
                                                                         -------
HOME PRODUCTS -- 0.9%
                      500  Dial Corp., 7.00%, 8/15/06                        512
                                                                         -------
INDUSTRIAL SERVICES -- 0.6%
                      350  Tyco International Group SA,
                              4.95%, 8/1/03                                  358
                                                                         -------
MEDIA -- 1.6%
                      350  Comcast Cable Communications,
                              8.375%, 5/1/07                                 398
                      500  CSC Holdings Inc., 7.625%,
                              7/15/18                                        469
                                                                         -------
                                                                             867
                                                                         -------
MOTOR VEHICLES & PARTS -- 0.4%
                      250  Ford Motor Company, 7.45%,
                              7/16/31                                        234
                                                                         -------
OIL REFINING -- 0.9%
                      500  Conoco Funding Co., 6.35%,
                              10/15/11                                       509
                                                                         -------

See Notes to Financial Statements                www.americancentury.com      13

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
OIL SERVICES -- 0.9%
                   $  200  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                    $   206
                      300  Transocean Sedco Forex Inc.,
                              6.625%, 4/15/11                                304
                                                                         -------
                                                                             510
                                                                         -------
RAILROADS -- 0.4%
                      200  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                          198
                                                                         -------
REAL ESTATE INVESTMENT TRUST -- 0.6%
                      300  EOP Operating LP, 6.75%,
                              2/15/08                                        313
                                                                         -------
RESTAURANTS -- 0.5%
                      250  Tricon Global Restaurants, Inc.,
                              8.875%, 4/15/11                                266
                                                                         -------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                      500  Merrill Lynch & Co. Inc.,
                              5.35%, 6/15/04                                 522
                                                                         -------
TELEPHONE -- 2.7%
                      300  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                                 308
                      250  Qwest Corp., 7.625%, 6/9/03                       262
                      400  Verizon New England Inc., 6.50%,
                              9/15/11                                        424
                      300  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $303)(3)                         315
                      200  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                                 205
                                                                         -------
                                                                           1,514
                                                                         -------
THRIFTS -- 1.0%
                      500  Washington Mutual, Inc., 6.875%,
                              6/15/11                                        538
                                                                         -------
TOTAL CORPORATE BONDS                                                     13,641
                                                                         -------
  (Cost $13,083)

MORTGAGE-BACKED SECURITIES(4) -- 21.8%
                      196  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                         203
                      333  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                         350
                      237  FHLMC Pool #C51905, 6.50%,
                              6/1/31                                         245
                      136  FHLMC Pool #C52044, 6.50%,
                              5/1/31                                         140
                    2,268  FHLMC Pool #C52886, 6.50%,
                              6/1/31                                       2,339
                      101  FHLMC Pool #C52973, 6.50%,
                              6/1/31                                         104
                       77  FHLMC Pool #C53319, 6.50%,
                              6/1/31                                          79

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                 $     67  FHLMC Pool #C53647, 6.50%,
                              6/1/31                                     $    70
                      100  FHLMC Pool #C53651, 6.50%,
                              6/1/31                                         103
                      278  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                         291
                      983  FHLMC Pool #E84162, 6.50%,
                              6/1/16                                       1,023
                      136  FHLMC Pool #G00907, 7.00%,
                              2/1/28                                         142
                      472  FNMA Pool #190308, 7.50%,
                              9/1/30                                         495
                      242  FNMA Pool #252211, 6.00%,
                              1/1/29                                         245
                      418  FNMA Pool #323980, 6.00%,
                              4/1/14                                         432
                      198  FNMA Pool #411821, 7.00%,
                              1/1/28                                         207
                      134  FNMA Pool #413812, 6.50%,
                              1/1/28                                         139
                      227  FNMA Pool #427913, 6.00%,
                              5/1/13                                         235
                      228  FNMA Pool #431837, 7.00%,
                              6/1/28                                         238
                      234  FNMA Pool #450619, 6.00%,
                              12/1/28                                        238
                      407  FNMA Pool #492315, 6.50%,
                              4/1/29                                         420
                      225  FNMA Pool #506995, 7.50%,
                              7/1/29                                         236
                      331  FNMA Pool #537234, 7.00%,
                              5/1/30                                         346
                      717  FNMA Pool #542599, 7.50%,
                              8/1/30                                         751
                      999  FNMA Pool #580063, 6.00%,
                              8/1/31                                       1,012
                      500  FNMA, 6.00%, settlement date
                              11/19/01(5)                                    514
                      214  GNMA Pool #002202, 7.00%,
                              4/20/26                                        224
                      291  GNMA Pool #436277, 6.50%,
                              3/15/28                                        301
                      109  GNMA Pool #458862, 7.50%,
                              2/15/28                                        115
                      186  GNMA Pool #467626, 7.00%,
                              2/15/28                                        194
                      218  GNMA Pool #469811, 7.00%,
                              12/15/28                                       228
                      205  GNMA Pool #509502, 8.00%,
                              12/15/29                                       218
                      161  GNMA Pool #780412, 7.50%,
                              8/15/26                                        170
                                                                         -------
TOTAL MORTGAGE-BACKED SECURITIES                                          12,047
                                                                         -------
   (Cost $11,562)

14      1-800-345-2021                         See Notes to Financial Statements

Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4) -- 4.2%
                   $  250  Connecticut RRB Special
                              Purpose Trust Connecticut
                              Light & Power, Series
                              2001-1, Class A5 SEQ, 6.21%,
                              12/30/11                                   $   271
                      300  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                      313
                      288  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10                       305
                      300  Detroit Edison Securitization
                              Funding LLC, Series 2001-1,
                              Class A4 SEQ, 6.19%, 3/1/13                    324
                      250  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                            274
                      450  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                            462
                      270  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                        272
                       69  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                                 70
                                                                         -------
TOTAL ASSET-BACKED SECURITIES                                              2,291
                                                                         -------
   (Cost $2,187)

U.S. GOVERNMENT AGENCY SECURITIES -- 4.1%
                      500  FNMA, 5.625%, 5/14/04                             532
                      400  FNMA, 5.50%, 2/15/06                              426
                      200  FNMA, 6.625%, 11/15/10                            227
                    1,000  FNMA, 6.00%, 5/15/11                            1,083
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                 2,268
                                                                         -------
   (Cost $2,145)

COLLATERALIZED MORTGAGE OBLIGATIONS(4) -- 4.1%
                      397  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                                 421
                      350  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                                378

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  500  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   $   514
                      600  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33                   631
                      283  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                       297
                                                                         -------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                                2,241
                                                                         -------
   (Cost $2,118)

TEMPORARY CASH INVESTMENTS -- 2.8%
   Repurchase Agreement, Bank of America, N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 2.50%, dated 10/31/01, due
    11/1/01 (Delivery value $1,568)                                        1,568
                                                                         -------
   (Cost $1,568)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $55,188
                                                                         =======
   (Cost $52,993)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $823 (in thousands) which represented 1.5% of net assets.

(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5) When-issued security.

See Notes to Financial Statements                www.americancentury.com      15

Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                              INVESTOR CLASS (INCEPTION 3/2/87)                ADVISOR CLASS (INCEPTION 8/8/97)
                         LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)                LEHMAN AGGREGATE
                 BOND       BOND INDEX      AVERAGE RETURN   FUND'S RANKING        BOND       BOND INDEX
===============================================================================================================
6 MONTHS(1) .... 7.76%        7.85%             7.25%            --                7.62%        7.85%
1 YEAR ........ 14.45%       14.56%            13.61%        47 OUT OF 175        14.16%       14.56%
===============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 6.07%        7.31%             5.89%        64 OUT OF 144         5.81%        7.31%
5 YEARS ........ 6.71%        8.03%             6.85%        66 OUT OF 117          --           --
10 YEARS ....... 7.10%        7.86%             7.43%        33 OUT OF 45           --           --
LIFE OF FUND ... 7.36%        8.31%(3)          7.77%(4)     21 OUT OF 26(4)       6.46%        7.86%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 2/28/87, the date nearest the class's inception for which data are available.

(4) Since 3/5/87, the date nearest the class's inception for which data are available.

(5) Index data since 7/31/97, the date nearest the class's inception for which data are available.

See pages 37-39 for information about share classes, returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

16      1-800-345-2021

Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Houston (pictured on page 11), a portfolio manager on the Bond fund investment team.

HOW DID AMERICAN CENTURY BOND PERFORM DURING THE YEAR ENDED OCTOBER 31, 2001?

     It was an exceptional year for bonds (see page 3) and the fund. American
Century Bond returned 14.45%, almost double its average annual return since its inception in 1987 and its highest fiscal-year tally since 1995.

     It also handily beat the 13.61% average return of the 175 "A-Rated
Corporate Debt Funds" tracked by Lipper Inc. (see the previous page for more fund performance comparisons).*

HOW DID AMERICAN CENTURY BOND'S EXPENSES AND YIELD COMPARE?

     Low expenses and a competitive yield helped the fund's performance. Other things being equal, lower expenses generally translate into higher yields and returns. As of October 31, 2001, annualized fund expenses were 0.80%, compared with the 1.06% average charged by the fund's Lipper peers.

     As you'd expect when bond prices rise so much, yields fell, but the fund still offered investors a competitive level of income. Its 30-day SEC yield was
4.59% on October 31, 2001, compared with the 4.61% average yield of the Lipper group. The fund's 30-day SEC yield had been 6.49% a year earlier and 5.67% at the end of April.

WHAT ELSE HELPED FUND PERFORMANCE?

     Restructuring the portfolio's corporate bond holdings turned out to be a key move. Corporate bonds represented more than a third of the portfolio during the period, and some of these holdings came under pressure during the second half of 2001 as economic conditions and corporate financial health worsened.

     Some areas--such as technology, telecommunications, and travel-related industries--had much worse problems than others. So we reduced our exposure to troubled sectors, cut the number of lower-rated bonds in the portfolio, and focused more on sectors--like banks and utilities--that we thought were likely to hold up relatively well in  a recession.

WHAT OTHER FACTORS AFFECTED PERFORMANCE?

     Prior to September 11, we saw signs that the U.S. economy was starting to stabilize and that the Federal Reserve (the Fed) was reaching the end of its interest rate cuts. Business inventories had been slashed significantly, the
National Association of Purchasing Management manufacturing index was creeping higher, housing was still quite strong, and consumer confidence and spending were still showing remarkable resiliency. The minutes from the Fed's interest rate policy meetings showed that even some Fed governors were questioning the need for further rate cuts.

     As a result, we believed the next major bond market move would be a
"bear market flattening." Since short-term bond yields would no longer be anticipating further Fed interest rate cuts, we thought they would drift upward compared with longer-term bond yields. That causes the yield curve (see the graph on page 3) to "flatten"--a reversal of the
"steepening" that occurred this year in anticipation of Fed rate cuts and a possible economic recovery.

[right margin]

PORTFOLIO AT A GLANCE
                                 10/31/01      10/31/00
NUMBER OF SECURITIES               84            58
WEIGHTED AVERAGE
   MATURITY                      7.6 YRS       9.3 YRS
AVERAGE DURATION                 4.7 YRS       5.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)                0.80%         0.80%

YIELDS AS OF OCTOBER 31, 2001
                                INVESTOR       ADVISOR
                                  CLASS         CLASS
30-DAY SEC YIELD                  4.59%         4.34%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                                 % OF FUND INVESTMENTS
                                   AS OF        AS OF
                                 10/31/01      4/30/01
AAA                                64%           62%
AA                                  3%            4%
A                                   9%           13%
BBB                                18%           18%
BB                                  6%            3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
38 for more information.

Investment terms are defined in the Glossary on pages 39-40.

* All fund returns and yields referenced in this interview are for Investor
  Class shares.

                                                 www.americancentury.com      17

Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We started to structure Bond's portfolio in the third quarter with the bear market flattening in mind. Then September 11 rocked the investment world, and the yield curve steepened further (see page 3). Fortunately, our defensive corporate position was a mitigating factor (corporate securities were clobbered after the attacks), and we had sufficient Treasury exposure to participate in the rally.

WHAT'S NEXT?

     In hindsight, we were on the right track when we anticipated a bear market flattening, but we were several months too early. Once again, as January 2002 rapidly approaches, the Fed appears to be nearing the end of its interest rate cuts, which could result in higher short-term rates in the new year.

     BUT AMERICAN CENTURY BOND WON'T BE AROUND FOR 2002. On November 16, 2001,
at a special meeting that most shareholders participated in by proxy vote,
SHAREHOLDERS APPROVED A PROPOSAL TO MERGE BOND WITH AMERICAN CENTURY DIVERSIFIED
BOND. The merger became effective December 3, 2001, meaning that Bond shareholders received an amount of Diversified Bond shares equal to the value of
Bond shares on that day. After December 3, you owned shares of Diversified Bond instead of Bond.

     As a result, THIS WILL BE YOUR LAST SHAREHOLDER REPORT FOR BOND. Your first shareholder report for Diversified Bond (which will be an annual report) will be dated March 31, 2002, and will be sent to you next spring.

CAN YOU PROVIDE MORE DETAILS ABOUT DIVERSIFIED BOND?

     Sure. You shouldn't notice any major differences in the two funds aside from the new reporting period (your annual and semiannual reports will be dated
March 31 and September 30 instead of October 31 and April 30). The same portfolio management team will run Diversified Bond, and it will invest in a similar portfolio and use basically the same investment techniques.

     Here are the biggest changes you can expect to see. First, Diversified Bond has a lower expense ratio. Investor Class Diversified Bond shares pay an annual expense ratio of 0.65%, compared with 0.80% for Bond's Investor Class. That's good news for you!

     Second, Diversified Bond's portfolio has less sensitivity to interest rate changes (a shorter weighted average maturity) than Bond's. That should reduce the daily fluctuations (volatility) in the fund's share price, meaning it will take away some appreciation potential when interest rates fall and reduce losses when interest rates rise.

     We've found through the years that intermediate-term bond portfolios like
Diversified Bond can deliver almost the same yield and return potential as longer-term funds like Bond, but with significantly less volatility, which is comforting to many bond investors.

[left margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF OCTOBER 31, 2001
CORPORATE BONDS                      34.3%
MORTGAGE-BACKED SECURITIES           25.3%
U.S. TREASURY SECURITIES             24.7%
ASSET-BACKED SECURITIES
   & CMOS                         9.4%
U.S. GOVERNMENT AGENCY
   SECURITIES                         4.4%
OTHER                                 1.9%

[pie chart]

                               AS OF APRIL 30, 2001
CORPORATE BONDS                      34.8%
MORTGAGE-BACKED SECURITIES           26.4%
U.S. TREASURY SECURITIES             22.0%
ASSET-BACKED SECURITIES
   & CMOS                         9.9%
U.S. GOVERNMENT AGENCY
   SECURITIES                         5.9%
OTHER                                 1.0%

[pie chart]

Investment terms are defined in the Glossary on pages 39-40.

18      1-800-345-2021

Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 34.3%

BANKS -- 1.0%
                   $1,300  Citigroup Inc., 5.75%, 5/10/06               $  1,364
                                                                        --------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 0.3%
                      455  International Business Machines
                              Corp., 7.125%, 12/1/96                         484
                                                                        --------
CONSTRUCTION & REAL PROPERTY -- 0.3%
                      400  Georgia-Pacific Group, 8.125%,
                              5/15/11                                        410
                                                                        --------
ELECTRICAL UTILITIES -- 2.2%
                    1,300  Calpine Corp., 8.25%, 8/15/05                   1,346
                    1,500  Cilcorp, Inc., 8.70%, 10/15/09                  1,659
                                                                        --------
                                                                           3,005
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 2.1%
                    1,000  Amerada Hess Corp., 5.30%,
                              8/15/04                                      1,033
                      600  El Paso Corp., 7.80%, 8/1/31                      621
                    1,200  Williams Cos Inc., 7.875%,
                              9/1/21                                       1,257
                                                                        --------
                                                                           2,911
                                                                        --------
ENTERTAINMENT -- 0.5%
                      600  AOL Time Warner Inc., 7.625%,
                              4/15/31                                        631
                                                                        --------
FINANCIAL SERVICES -- 6.2%
                    1,200  Associates Corp., N.A., 6.00%,
                              7/15/05                                      1,264
                    1,400  Bank of America Corp., 6.625%,
                              6/15/04                                      1,504
                    1,000  CIT Group Inc., 5.625%, 5/17/04                 1,038
                    1,000  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                               1,033
                    1,500  Ford Motor Credit Co., 7.50%,
                              3/15/05                                      1,583
                    1,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                                986
                    1,300  Household Finance Corp., 6.75%,
                              5/15/11                                      1,360
                                                                        --------
                                                                           8,768
                                                                        --------
GAS & WATER UTILITIES -- 2.1%
                    2,000  Columbia Energy Group, 7.42%,
                              11/28/15                                     2,138
                      750  KeySpan Gas East Corp., 7.875%,
                              2/1/10                                         855
                                                                        --------
                                                                           2,993
                                                                        --------
GROCERY STORES -- 1.8%
                    1,250  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01-
                              7/24/01, Cost $1,311)(1)                     1,411
                    1,000  Kroger Co., 7.65%, 4/15/07                      1,120
                                                                        --------
                                                                           2,531
                                                                        --------

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.0%
                   $1,300  Dial Corp., 7.00%, 8/15/06                   $  1,331
                                                                        --------
INDUSTRIAL SERVICES -- 0.9%
                    1,200  Tyco International Group SA,
                              4.95%, 8/1/03                                1,228
                                                                        --------
LIFE & HEALTH INSURANCE -- 2.5%
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                      3,415
                                                                        --------
MEDIA -- 2.3%
                    1,100  Comcast Cable Communications,
                              8.375%, 5/1/07                               1,250
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                      2,000
                                                                        --------
                                                                           3,250
                                                                        --------
MOTOR VEHICLES & PARTS -- 0.5%
                      800  Ford Motor Company, 7.45%,
                              7/16/31                                        750
                                                                        --------
OIL REFINING -- 0.7%
                    1,000  Conoco Funding Co., 6.35%,
                              10/15/11                                     1,018
                                                                        --------
OIL SERVICES -- 1.2%
                      600  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                        618
                    1,000  Transocean Sedco Forex Inc.,
                              6.625%, 4/15/11                              1,012
                                                                        --------
                                                                           1,630
                                                                        --------
RAILROADS -- 0.4%
                      600  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                          595
                                                                        --------
REAL ESTATE INVESTMENT TRUST -- 2.9%
                    1,000  EOP Operating LP, 6.75%,
                              2/15/08                                      1,044
                    3,000  Spieker Properties, Inc. MTN,
                              7.58%, 12/17/01                              3,016
                                                                        --------
                                                                           4,060
                                                                        --------
RESTAURANTS -- 0.9%
                    1,150  Tricon Global Restaurants, Inc.,
                              8.875%, 4/15/11                              1,225
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                    1,250  Merrill Lynch & Co. Inc., 5.35%,
                              6/15/04                                      1,305
                                                                        --------
TELEPHONE -- 2.8%
                    1,000  Qwest Capital Funding Inc.,
                              7.25%, 2/15/11                               1,026
                    1,000  Qwest Corp., 7.625%, 6/9/03                     1,049
                    1,100  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,112)(1)                     1,155
                      600  WorldCom, Inc. - WorldCom Group,
                              8.25%, 5/15/31                                 616
                                                                        --------
                                                                           3,846
                                                                        --------

See Notes to Financial Statements                www.americancentury.com      19

Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
THRIFTS -- 0.8%
                   $1,000  Washington Mutual Inc., 6.875%,
                              6/15/11                                   $  1,076
                                                                        --------
TOTAL CORPORATE BONDS                                                     47,826
                                                                        --------
  (Cost $45,563)

MORTGAGE-BACKED SECURITIES(2) -- 25.3%
                    2,345  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                       2,430
                    1,109  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                       1,167
                    5,784  FHLMC Pool #C52502, 6.50%,
                              5/1/31                                       5,964
                      168  FHLMC Pool #C53277, 6.50%,
                              6/1/31                                         173
                    2,895  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                       3,000
                    1,653  FNMA Pool #190308, 7.50%,
                              9/1/30                                       1,732
                    2,284  FNMA Pool #250452, 6.50%,
                              1/1/26                                       2,366
                    2,417  FNMA Pool #252211, 6.00%,
                              1/1/29                                       2,454
                    1,199  FNMA Pool #453124, 6.00%,
                              12/1/13                                      1,240
                    2,259  FNMA Pool #484698, 6.00%,
                              2/1/14                                       2,337
                      982  FNMA Pool #503915, 7.00%,
                              7/1/29                                       1,028
                      434  FNMA Pool #504748, 7.00%,
                              7/1/29                                         454
                      962  FNMA Pool #506995, 7.50%,
                              7/1/29                                       1,013
                    1,493  FNMA Pool #542599, 7.50%,
                              8/1/30                                       1,565
                    2,497  FNMA Pool #580063, 6.00%,
                              8/1/31                                       2,530
                    1,750  FNMA, 6.00%, settlement date
                              11/19/01(3)                                  1,798
                    3,750  GNMA Pool #781287, 7.00%,
                              5/15/31                                      3,919
                                                                        --------
TOTAL MORTGAGE-BACKED SECURITIES                                          35,170
                                                                        --------
   (Cost $33,950)

U.S. TREASURY SECURITIES -- 24.7%
                    5,025  STRIPS - PRINCIPAL, 5.93%,
                              11/15/27(4)                                  1,294
                    6,400  U.S. Treasury Bonds, 6.375%,
                              8/16/27(5)                                   7,579
                      500  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                        596
                    4,033  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                       4,173

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $1,700  U.S. Treasury Notes, 4.625%,
                              2/28/03                                   $  1,756
                    1,500  U.S. Treasury Notes, 3.875%,
                              7/31/03                                      1,540
                    4,250  U.S. Treasury Notes, 4.25%,
                              11/15/03                                     4,401
                      500  U.S. Treasury Notes, 6.75%,
                              5/15/05                                        559
                    3,800  U.S. Treasury Notes, 5.75%,
                              11/15/05                                     4,137
                    1,000  U.S. Treasury Notes, 4.625%,
                              5/15/06                                      1,047
                    4,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                      4,585
                    1,000  U.S. Treasury Notes, 6.50%,
                              10/15/06                                     1,129
                    1,350  U.S. Treasury Notes, 6.625%,
                              5/15/07                                      1,542
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                            34,338
                                                                        --------
   (Cost $32,740)

COLLATERALIZED MORTGAGE OBLIGATIONS(2) -- 5.1%
                    1,000  Credit-Based Asset Servicing and
                              Securitization, Series 2001 CB2,
                              Class A2F, 5.97%, 7/25/05                    1,040
                    1,500  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                              1,618
                      249  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                        272
                    2,400  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      2,529
                    1,616  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                     1,698
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                                7,157
                                                                        --------
   (Cost $6,764)

U.S. GOVERNMENT AGENCY SECURITIES -- 4.4%
                    1,000  FHLMC, 5.25%, 2/15/04                           1,049
                    1,500  FNMA, 5.50%, 2/15/06                            1,596
                      200  FNMA, 6.625%, 11/15/10                            227
                    3,000  FNMA, 6.00%, 5/15/11                            3,250
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                 6,122
                                                                        --------
   (Cost $5,803)

20      1-800-345-2021                         See Notes to Financial Statements

Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

Principal Amount                 ($ in Thousands)                        Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(2) -- 4.3%
                   $  750  Connecticut RRB Special Purpose
                              Trust Connecticut Light &
                              Power, Series 2001-1, Class A5
                              SEQ, 6.21%, 12/30/11                      $    813
                      672  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                        711
                    1,000  Detroit Edison Securitization
                              Funding LLC, Series 2001-1,
                              Class A4 SEQ, 6.19%, 3/1/13                  1,080
                    1,000  PSE&G Transition Funding
                              LLC, Series 2001-1, Class A5
                              SEQ, 6.45%, 3/15/13                          1,096
                    1,100  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                          1,131
                    1,078  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Class AI2 SEQ, 7.08%,
                              9/25/20                                      1,088
                                                                        --------
TOTAL ASSET-BACKED SECURITIES                                              5,919
                                                                        --------
   (Cost $5,630)

TEMPORARY CASH INVESTMENTS -- 1.9%
   Repurchase Agreement, Bank of America, N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 2.50%, dated 10/31/01, due
    11/1/01 (Delivery value $2,684)                                        2,684
                                                                        --------
   (Cost $2,684)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $139,216
                                                                        ========
   (Cost $133,134)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2001, was $2,566 (in thousands) which represented 1.8% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) When-issued security.

(4) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

See Notes to Financial Statements                www.americancentury.com      21

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as  securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results  in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                   INTERMEDIATE-
OCTOBER 31, 2001                   LIMITED-TERM        TERM            BOND

ASSETS                                             (In Thousands)
------                                             --------------
Investment securities, at value
  (identified cost of $15,310,
  $52,993, and $133,134,
  respectively) (Note 3) ............  $15,813         $55,188         $139,216
Cash ................................       13             143              153
Receivable for investments sold .....       --             772            1,786
Receivable for capital shares sold ..        4              13                3
Interest receivable .................      221             708            1,711
                                   -------------   -------------   -------------
                                        16,051          56,824          142,869
                                   -------------   -------------   -------------

LIABILITIES
-----------
Payable for investments purchased ....       --          1,019           2,809
Accrued management fees (Note 2) .....       9              33              90
Distribution fees payable (Note 2) ...       --              1               1
Service fees payable (Note 2) ........       --              1               1
Dividends payable ....................       8              18              44
                                   -------------   -------------   -------------
                                            17           1,072           2,945
                                   -------------   -------------   -------------

Net Assets ........................    $16,034         $55,752        $139,924
                                   =============   =============   =============

NET ASSETS CONSIST OF:
----------------------
Capital (par value and
  paid-in surplus) ..................  $15,755         $53,612        $136,770
Accumulated net realized loss
  on investment transactions ........     (224)            (55)         (2,928)
Net unrealized appreciation
  on investments (Note 3) ...........      503           2,195           6,082
                                   -------------   -------------   -------------
                                       $16,034         $55,752        $139,924
                                   =============   =============   =============

Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ........................$13,828,822     $50,273,033    $132,671,382
Shares outstanding ................  1,356,893       4,828,962      13,613,205
Net asset value per share .........     $10.19          $10.41           $9.75

Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets ........................ $2,204,806      $5,478,958      $7,252,208
Shares outstanding ................    216,337         526,268         744,143
Net asset value per share .........     $10.19          $10.41           $9.75

22      1-800-345-2021                         See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's  operations. In other words, it shows how much money  the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                   INTERMEDIATE-
YEAR ENDED OCTOBER 31, 2001        LIMITED-TERM        TERM            BOND

INVESTMENT INCOME                                  (In Thousands)
-----------------                                  --------------
Income:
Interest .........................     $783           $2,663           $7,894
                                   -------------   -------------   -------------

Expenses (Note 2):
Management fees ..................        87             310              954
Distribution fees --
  Advisor Class ..................         5               9               13
Service fees -- Advisor Class ....         5               9               13
Directors' fees and expenses .....        --               1                1
                                   -------------   -------------   -------------
                                          97             329              981
                                   -------------   -------------   -------------

Net investment income ............       686           2,334            6,913
                                   -------------   -------------   -------------

REALIZED AND UNREALIZED
GAIN (NOTE 3)
-------------
Net realized gain on
  investment transactions .........      152           1,033            2,355
Change in net unrealized
  appreciation on investments .....      513           2,362            7,148
                                   -------------   -------------   -------------

Net realized and
  unrealized gain .................      665           3,395            9,503
                                   -------------   -------------   -------------

Net Increase in Net Assets
  Resulting from Operations .......   $1,351          $5,729          $16,416
                                   =============   =============   =============

See Notes to Financial Statements                www.americancentury.com      23

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much  a fund increased or decreased as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

                                           LIMITED-TERM            INTERMEDIATE-TERM               BOND
Increase (Decrease) in Net Assets        2001         2000         2001         2000         2001         2000

OPERATIONS                                                           (In Thousands)
----------                                                           --------------
Net investment income .................. $686         $824        $2,334       $1,990       $6,913       $7,207
Net realized gain (loss) ...............  152         (289)        1,033        (810)        2,355       (4,041)
Change in net unrealized
  appreciation ......................     513          203         2,362         693         7,148        2,556
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net increase in net assets
  resulting from operations .........    1,351         738         5,729        1,873       16,416        5,722
                                      ----------   ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
From net investment income:
  Investor Class ....................    (587)        (653)       (2,140)      (1,791)      (6,634)      (6,986)
  Advisor Class .....................    (99)         (171)        (194)        (199)        (279)        (221)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Decrease in net assets
  from distributions ................    (686)        (824)       (2,334)      (1,990)      (6,913)      (7,207)
                                      ----------   ----------   ----------   ----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------
Net increase (decrease) in
  net assets from capital
  share transactions ................    4,866       (7,724)      18,779        (495)       19,868      (10,779)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease)
  in net assets .....................    5,531       (7,810)      22,174        (612)       29,371      (12,264)

NET ASSETS
----------
Beginning of period .................   10,503       18,313       33,578       34,190       110,553      122,817
                                      ----------   ----------   ----------   ----------   ----------   ----------
End of period .......................   $16,034      $10,503      $55,752      $33,578     $139,924     $110,553
                                      ==========   ==========   ==========   ==========   ==========   ==========

24      1-800-345-2021                         See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Limited-Term Bond Fund (Limited-Term),
Intermediate-Term Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the
funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class.  The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN-ISSUED AND FORWARD COMMITMENTS  -- The funds may purchase and sell U.S.
government and agency securities on a when-issued or forward commitment basis.
Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, Limited-Term, Intermediate-Term and Bond had
accumulated net realized capital loss carryovers for federal income tax purposes of $223,941, $47,549, and $2,916,036, respectively, (expiring in 2007 through
2008, 2007, and 2007 through 2009, respectively), which may be used to offset future taxable gains.

                                                 www.americancentury.com      25

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class.
Expenses excluded from the agreement are brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term,
and Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50%
and 0.55%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2001, are detailed in the Statement of
Operations.

    RELATED PARTIES -- The funds have a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM) (See Note 5). JPM is an equity investor in American
Century Companies, Inc. (ACC).

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended October 31, 2001, were as follows:

                             LIMITED-TERM    INTERMEDIATE-TERM         BOND
PURCHASES                                      (In Thousands)
---------                                      --------------
U.S. Treasury &
  Agency Obligations .......... $28,983            $52,586           $136,348
Other Debt Obligations ........   6,954             25,031             73,636

PROCEEDS FROM SALES                            (In Thousands)
-------------------                            --------------
U.S. Treasury &
  Agency Obligations .......... $22,927            $33,073           $107,934
Other Debt Obligations ........   7,833             24,570             76,487

    On October 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             LIMITED-TERM    INTERMEDIATE-TERM         BOND
                                               (In Thousands)
Appreciation ...............       $503            $2,192              $6,083
Depreciation ...............        --                 (4)                (13)
                             -------------     --------------     --------------
Net ........................       $503            $2,188              $6,070
                             =============     ==============     ==============
Federal Tax Cost ...........    $15,310           $53,000            $133,146
                             =============     ==============     ==============

26      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                  LIMITED-TERM            INTERMEDIATE-TERM               BOND

                               SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
INVESTOR CLASS                                              (In Thousands)
--------------                                              --------------
Shares Authorized ........... 150,000                    150,000                   150,000
                             ==========                 ==========               ==========
Year ended
  October 31, 2001
Sold ........................   2,051       $20,324        3,619      $36,345        5,170       $48,578
Issued in reinvestment
  of distributions ..........      52           514          194        1,947          664         6,233
Redeemed ....................  (1,643)      (16,276)      (2,162)     (21,697)      (4,059)      (37,980)
                             ----------   ----------   ----------   ----------   ----------   ----------
Net increase ................     460        $4,562        1,651      $16,595        1,775       $16,831
                             ==========   ==========   ==========   ==========   ==========   ==========

Year ended
  October 31, 2000
Sold ........................   2,276       $21,871        1,558      $14,868       12,063      $106,780
Issued in reinvestment
  of distributions ..........      59           572          166        1,583          714         6,408
Redeemed ....................  (2,953)      (28,433)      (1,670)     (15,940)     (14,241)     (126,351)
                             ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) .....    (618)      $(5,990)          54         $511       (1,464)     $(13,163)
                             ==========   ==========   ==========   ==========   ==========   ==========

ADVISOR CLASS                                                (In Thousands)
-------------                                                --------------
Shares Authorized . .........  50,000                     50,000                    50,000
                             ==========                 ==========                ==========
Year ended
  October 31, 2001
Sold ........................     162        $1,621        1,237      $12,453        1,556       $14,582
Issued in reinvestment
  of distributions ..........      10            96           17          166           17           161
Redeemed ....................    (142)       (1,413)      (1,040)     (10,435)      (1,254)     (11,706)
                             ----------   ----------   ----------   ----------   ----------   ----------
Net increase ................      30          $304          214       $2,184          319        $3,037
                             ==========   ==========   ==========   ==========   ==========   ==========

Year ended
  October 31, 2000
Sold ........................     327        $3,134           94         $878        6,031       $42,282
Issued in reinvestment
  of distributions ..........      16           155           16          157           15           135
Redeemed ....................    (523)       (5,023)        (217)      (2,041)      (5,781)      (40,033)
                             ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) .....    (180)      $(1,734)        (107)     $(1,006)         265        $2,384
                             ==========   ==========   ==========   ==========   ==========   ==========

5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
October 31, 2001.

                                                 www.americancentury.com      27

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001

6.  SUBSEQUENT EVENTS

    LIMITED-TERM -- On February 10, 2001, the Board of Directors of Limited-Term
approved a plan of reorganization pursuant to which Short-Term Government, a fund in a series issued by American Century Government Income Trust, would acquire all of the assets of Limited-Term in exchange for shares of equal value of Short-Term Government and the assumption by Short-Term Government of all liabilities of the acquired fund. The reorganization was approved by shareholders on November 16, 2001. The reorganization was effective at the beginning of business on December 3, 2001. Short-Term Government is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization.

    INTERMEDIATE-TERM AND BOND -- On February 10, 2001, the Board of Directors
of Intermediate-Term, Bond, and Premium Bond, a fund in a series issued by
American Century Premium Reserves, Inc., approved a plan of reorganization pursuant to which Diversified Bond would acquire all of the assets of
Intermediate-Term, Bond, and Premium Bond in exchange for shares of equal value of Diversified Bond and the assumption by Diversified Bond of all liabilities of the acquired funds. Diversified Bond is one fund in a series issued by American
Century Investment Trust. The reorganization was approved by shareholders on
November 16, 2001. The reorganization was effective at the beginning of business on December 3, 2001. The financial statements and performance history of Premium
Bond will be carried over in the post-reorganization.

28      1-800-345-2021

Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                         Investor Class
                                        2001       2000       1999       1998       1997
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period                   $9.70      $9.74     $10.05      $9.98      $9.93
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income                 0.53       0.57       0.53       0.55       0.56
  Net Realized and
  Unrealized Gain (Loss)                0.49      (0.04)     (0.26)      0.08       0.05
                                      --------   --------   --------   --------   --------
  Total From Investment Operations      1.02       0.53       0.27       0.63       0.61
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income           (0.53)     (0.57)     (0.53)     (0.55)     (0.56)
  From Net Realized Gains                --         --       (0.05)     (0.01)       --
                                      --------   --------   --------   --------   --------
  Total Distributions                  (0.53)     (0.57)     (0.58)     (0.56)     (0.56)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Period         $10.19      $9.70      $9.74     $10.05      $9.98
                                      ========   ========   ========   ========   ========
  Total Return(1)                      10.75%      5.59%      2.75%      6.58%      6.30%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets                 0.70%      0.70%      0.70%      0.70%      0.69%
Ratio of Net Investment Income
  to Average Net Assets                 5.25%      5.85%      5.38%      5.56%      5.63%
Portfolio Turnover Rate                  249%        82%        72%        97%       109%
Net Assets, End of Period
  (in thousands)                      $13,829    $8,697     $14,747    $18,838    $15,269

(1) Total return assumes reinvestment of dividends and capital gains, if any.

See Notes to Financial Statements                www.americancentury.com      29

Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                         2001       2000       1999      1998(1)
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period .................  $9.70      $9.74     $10.05      $9.97
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............  0.50       0.54       0.50       0.51
  Net Realized and
  Unrealized Gain (Loss) ..............  0.49      (0.04)     (0.26)      0.09
                                       --------   --------   --------   --------
  Total From Investment Operations ....  0.99       0.50       0.24       0.60
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.50)     (0.54)     (0.50)     (0.51)
  From Net Realized Gains .............   --         --       (0.05)     (0.01)
                                       --------   --------   --------   --------
  Total Distributions ................. (0.50)     (0.54)     (0.55)     (0.52)
                                       --------   --------   --------   --------
Net Asset Value, End of Period ........ $10.19      $9.70      $9.74     $10.05
                                       ========   ========   ========   ========
  Total Return(2) ..................... 10.48%      5.33%      2.49%      6.23%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ...............  0.95%      0.95%      0.95%    0.95%(3)
Ratio of Net Investment Income
  to Average Net Assets ...............  5.00%      5.60%      5.13%    5.26%(3)
Portfolio Turnover Rate ...............   249%        82%        72%      97%(4)
Net Assets, End of Period
  (in thousands) ...................... $2,205     $1,806     $3,566      $845

(1) November 12, 1997 (commencement of sale) through October 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains, if any.
    Total returns for periods less less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated is for the year ended October 31, 1998.

30      1-800-345-2021                         See Notes to Financial Statements

Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                         Investor Class
                                        2001       2000       1999       1998       1997
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period ................  $9.62      $9.65     $10.24     $10.07      $9.91
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.55       0.59       0.55       0.58       0.59
  Net Realized and
  Unrealized Gain (Loss) .............  0.79      (0.03)     (0.52)      0.17       0.16
                                      --------   --------   --------   --------   --------
  Total From Investment Operations ...  1.34       0.56       0.03       0.75       0.75
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ......... (0.55)     (0.59)     (0.55)     (0.58)     (0.59)
  From Net Realized Gains ............   --         --       (0.07)       --         --
                                      --------   --------   --------   --------   --------
  Total Distributions ................ (0.55)     (0.59)     (0.62)     (0.58)     (0.59)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Period ....... $10.41      $9.62      $9.65     $10.24     $10.07
                                      ========   ========   ========   ========   ========
  Total Return(1) .................... 14.35%      5.99%      0.29%      7.71%      7.87%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ..............  0.75%      0.75%      0.75%      0.75%      0.75%
Ratio of Net Investment Income
  to Average Net Assets ..............  5.50%      6.15%      5.60%      5.73%      5.99%
Portfolio Turnover Rate ..............   141%       129%       106%        89%        99%
Net Assets, End of Period
  (in thousands) ..................... $50,273    $30,574    $30,150    $26,797    $18,126

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                www.americancentury.com      31

Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                          Advisor Class
                                        2001       2000       1999       1998      1997(1)
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period ................  $9.62      $9.65     $10.24     $10.07      $9.96
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.53       0.56       0.53       0.56       0.12
  Net Realized and
  Unrealized Gain (Loss) .............  0.79      (0.03)     (0.52)      0.17       0.11
                                      --------   --------   --------   --------   --------
  Total From Investment Operations ...  1.32       0.53       0.01       0.73       0.23
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ......... (0.53)     (0.56)     (0.53)     (0.56)     (0.12)
  From Net Realized Gains ............   --         --       (0.07)       --         --
                                      --------   --------   --------   --------   --------
  Total Distributions ................ (0.53)     (0.56)     (0.60)     (0.56)     (0.12)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Period ....... $10.41      $9.62      $9.65     $10.24     $10.07
                                      ========   ========   ========   ========   ========
  Total Return(2) .................... 14.06%      5.73%      0.05%      7.44%      2.33%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ..............  1.00%      1.00%      1.00%      1.00%    1.00%(3)
Ratio of Net Investment Income
  to Average Net Assets ..............  5.25%      5.90%      5.35%      5.48%    6.05%(3)
Portfolio Turnover Rate ..............  141%       129%       106%        89%      99%(4)
Net Assets, End of Period
  (in thousands) ..................... $5,479     $3,004     $4,040     $3,150     $2,017

(1) August 14, 1997 (commencement of sale) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

32      1-800-345-2021                         See Notes to Financial Statements

Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                         Investor Class
                                        2001       2000       1999       1998       1997
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period ................  $9.02      $9.12      $9.77      $9.73      $9.63
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.54       0.57       0.55       0.57       0.60
  Net Realized and
  Unrealized Gain (Loss) .............  0.73      (0.10)     (0.65)      0.07       0.19
                                      --------   --------   --------   --------   --------
  Total From Investment Operations ...  1.27       0.47      (0.10)      0.64       0.79
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ......... (0.54)     (0.57)     (0.55)     (0.57)     (0.60)
  From Net Realized Gains ............   --         --        --(1)     (0.03)     (0.09)
                                      --------   --------   --------   --------   --------
  Total Distributions ................ (0.54)     (0.57)     (0.55)     (0.60)     (0.69)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Period .......  $9.75      $9.02      $9.12      $9.77      $9.73
                                      ========   ========   ========   ========   ========
  Total Return(2) .................... 14.45%      5.34%     (1.00)%     6.79%      8.57%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ..............  0.80%      0.80%      0.80%      0.80%      0.80%
Ratio of Net Investment Income
  to Average Net Assets ..............  5.73%      6.32%      5.82%      5.87%      6.25%
Portfolio Turnover Rate ..............   157%       138%       107%        66%        52%
Net Assets, End of Period
  (in thousands) .................... $132,671   $106,723   $121,358   $145,496   $126,580

(1) Per-share amount was less than $0.005

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements                www.americancentury.com      33

Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                         Advisor Class
                                        2001       2000       1999       1998      1997(1)
PER-SHARE DATA
--------------
Net Asset Value,
  Beginning of Period ...............   $9.02      $9.12      $9.77      $9.73      $9.55
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .............   0.51       0.55       0.52       0.55       0.13
  Net Realized and
  Unrealized Gain (Loss) ............   0.73      (0.10)     (0.65)      0.07       0.18
                                      --------   --------   --------   --------   --------
  Total From Investment Operations ..   1.24       0.45      (0.13)      0.62       0.31
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........  (0.51)     (0.55)     (0.52)     (0.55)     (0.13)
  From Net Realized Gains ...........    --         --        --(2)     (0.03)       --
                                      --------   --------   --------   --------   --------
  Total Distributions ...............  (0.51)     (0.55)     (0.52)     (0.58)     (0.13)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Period ......   $9.75      $9.02      $9.12      $9.77      $9.73
                                      ========   ========   ========   ========   ========
  Total Return(3) ...................  14.16%      5.09%     (1.25)%     6.52%      3.27%

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of Operating Expenses
  to Average Net Assets ............... 1.05%      1.05%      1.05%      1.05%    1.05%(4)
Ratio of Net Investment Income
  to Average Net Assets ............... 5.48%      6.07%      5.57%      5.62%    5.92%(4)
Portfolio Turnover Rate ...............  157%       138%       107%        66%      52%(5)
Net Assets, End of Period
  (in thousands) ..................... $7,252     $3,830     $1,459     $2,153       $462

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

34      1-800-345-2021                         See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Limited-Term Bond Fund,
Intermediate-Term Bond Fund and Bond Fund, (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October
31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Limited-Term Bond
Fund, Intermediate-Term Bond Fund and Bond Fund as of October 31, 2001, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                 www.americancentury.com      35

Proxy Voting Results
--------------------------------------------------------------------------------

    A meeting of shareholders was held on November 16, 2001, to vote on the following proposal. The proposal received the required majority of votes and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To vote on approval of the Agreement and Plan of Reorganization.

                    LIMITED-TERM        INTERMEDIATE-          BOND
                                            TERM
    For:               797,121            4,107,390         7,032,649
    Against:            29,928               86,303           188,624
    Abstain:            19,604              126,730           294,241

36      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      37

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 1- TO 5-YEAR GOVERNMENT/CORPORATE INDEX is composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard &
Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (listed formerly as the Lehman Intermediate Government/Corporate Bond Index) includes the Lehman
Intermediate Government Bond Index and the Lehman Intermediate Credit Bond
Index, which reflect the price fluctuations of primarily U.S. Treasury, government agency, and corporate bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed primarily of the Lehman
Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed
Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT INVESTMENT-GRADE DEBT FUNDS (Limited-Term Bond)--funds with dollar-weighted average maturities of five years or less that invest at least
65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65%
of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65%  of their assets in government issues or corporate debt issues rated A or better.

[left margin]

INVESTMENT TEAM LEADERS

   Portfolio Managers
       JEFF HOUSTON
       JOHN WALSH

   Credit Research Manager
       GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR, MOODY'S, AND FITCH. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB BY S&P ARE CONSIDERED
"INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM
DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
     LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

38      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 29-34.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such  as credit-card debt, auto loans, and commercial mortgages.

*   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative.
Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

                                                 www.americancentury.com      39

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

40      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0112                                 American Century Investment Services, Inc.
SH-ANN-27756S                     (c)2001 American Century Services Corporation

[front cover]

                                AMERICAN CENTURY
                                 Annual Report

[graphic of men rowing]

[graphic of chart]

Giftrust(reg.sm)
October 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III. seated, with James E.Stowers, Jr.

James E. Stowers, Jr., standing, with  James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be." [registered mark]

Sincerely,

/*/ James E. Stowers, Jr                     /*/ James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Founder and Chairman of the Board            Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GIFTRUST

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
   in Net Assets ..........................................................   11
   Notes to Financial
   Statements .............................................................   12
   Financial Highlights ...................................................   14
   Independent
   Auditors' Report .......................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy

                                                  www.americancentury.com      3

Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

*    The U.S.  equity  markets  struggled  through  one of their most  difficult periods in history. Corporate earnings slumped,  unemployment rose, and the
     September 11 terrorist attacks plunged the world into uncertainty.

*    Technology  stocks retreated with  unprecedented  speed and magnitude.  The
     Nasdaq  Composite Index,  where many tech stocks are represented,  declined
     49.68% during the year ending October 31, 2001.

*    But as the period  ended,  the U.S. and its economy  were showing  signs of recovery. Business inventories have been reduced, fuel prices have declined and fiscal stimulus appears to be taking hold.

GIFTRUST

*    Giftrust  declined 56.36% for the year ended October 31, 2001,  lagging its benchmark, the Russell 2000 Growth Index, which fell 31.50%.

*    As the  market  retreated  during the first  half of the  period,  Giftrust slashed technology-related holdings. Still, the sector turned in the fiscal year's worst performance.

*    The search  for  businesses  with  accelerating  growth led to health  care companies,  which replaced  technology  firms as Giftrust's  largest sector stake.

*    Giftrust  increased its financial  holdings,  particularly  among companies providing financial services and asset management.

*    A new team took over  Giftrust  on August 1, 2001,  when  veteran  American
     Century  investment  managers  Linda  Peterson  and  Kurt  Stalzer  assumed responsibility for the fund.

[left margin]

                                    GIFTRUST
                                    (TWGTX)

                   TOTAL RETURNS:      AS OF 10/31/01
                      6 Months               -21.30%*
                      1 Year                  -56.36%
                   INCEPTION DATE:           11/25/83
                   NET ASSETS:         $880.3 million

*Not annualized

Investment terms are defined in the Glossary on pages 17-18.

4      1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------
[photo of C. Kim Goodwin}

C. Kim Goodwin, chief investment officer, U.S. growth equities

    A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing U.S. C. Kim Goodwin, chief investment officer, U.S.
growth equities equity markets in history. When we closed our books, the Dow
Jones Industrial Average was down 15.94%, the S&P 500 Index had declined
24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

    From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur this year. Worsening economic conditions overseas lowered investors'
expectations as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

    Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was fed by surprisingly resilient post-September 11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

    Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth. In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with selected providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process led us away from technology and other sectors displaying decelerating growth.

    Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year, which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

    In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong--for example, a protracted war or negative impact on oil prices due to events in the Middle East--the recovery we're all eager to see could be pushed further into the distance.

    Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500                 -24.91%
S&P MIDCAP 400          -12.45%
RUSSELL 2000            -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                                  www.americancentury.com      5

Giftrust--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 2001

                                       GIFTRUST       RUSSELL 2000
                                                      GROWTH INDEX
6 MONTHS(1) ........................... -21.30%         -17.14%
1 YEAR ................................ -56.36%         -31.50%
======================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ................................  4.22%           0.95%
5 YEARS ................................ -4.61%           0.96%
10 YEARS ...............................  8.90%           6.09%
LIFE OF FUND ........................... 13.41%(2)        6.54%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Fund inception was 11/25/83

(3)  Since 11/30/83 the date nearest the fund's inception for which data are available.

See pages 16-17 for information about the Russell 2000 Growth Index and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

6      1-800-345-2021

Giftrust--Performance Review
--------------------------------------------------------------------------------
[photo of Kurt Stalzer and Linda Peterson]

    A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
Giftrust investment team.

    Giftrust declined 56.36% for the year ended October 31, 2001, lagging its benchmark, the Russell 2000 Growth Index, which fell 31.50%.

    While negative short-term performance is never comfortable, the disciplined investment approach we follow is designed to provide superior results over time.
During the year, we have taken steps to reposition the fund, as well as bring in new management.

GIFTRUST'S NEW TEAM

    On August 1, American Century promoted Linda Peterson to vice president and senior portfolio manager, and she assumed overall responsibility for Giftrust.
Peterson has worked for American Century since 1986, and in the investment area of our company since 1989. The fund is co-managed by Kurt Stalzer, who has been with American Century for nearly two years and in the financial industry since
1980.

    Peterson and Stalzer are veteran fund managers, having run American
Century's Heritage and VP Capital Appreciation funds. They now lead a management team that will continue to implement its "bottom up" investment approach of identifying small- and mid-sized companies that appear positioned to sustain their accelerating growth.

    Our team has moved aggressively to reposition the fund in this climate of greatly reduced earnings visibility. Over the period, our search for growing companies led us to reduce our investments in technology holdings, take a greater representation in the health care sector, and increase our investments in companies that produce and sell consumer goods.

TECHNOLOGY RETREATS

    Giftrust's disappointing results stem mostly from a large concentration in technology businesses during the first half of the period. We entered 2001 confident we held some of the best long-term mid- and small-capitalization growth stocks in American industry. But those companies were among the hardest hit by the slowing economy. As the period progressed, numerous tech firms warned of slower growth and lower profits.

    The speed and magnitude of the tech sector's retreat was unprecedented, and slowing in other sectors hastened technology's decline. As the economy slowed, companies became more budget-conscious and reigned in spending on information technology. That brought down the manufacturers of software, computer hardware and electrical equipment. There was also pressure on semiconductor makers, such as Elantec, due to overcapacity and declining demand for personal computers and other chip-driven products. The Nasdaq Composite Index, where many technology stocks are represented, declined 49.68% during the 12-month stretch covered by this report.

    By the end of the first half of the period, we had eliminated Elantec, chipmaker PMC-Sierra and numerous other companies with ties to the slowing tech sector. Our tech weighting fell from 60% of the fund's assets at the

[right margin]

PORTFOLIO AT A GLANCE
================================================================================
                                  10/31/01         10/31/00
NO. OF COMPANIES                     88                79
P/E RATIO                           33.0              54.7
MEDIAN MARKET                       $2.60            $4.23
   CAPITALIZATION                  BILLION          BILLION
WEIGHTED MARKET                     $4.70            $9.91
   CAPITALIZATION                  BILLION          BILLION
PORTFOLIO TURNOVER                  196%               92%
EXPENSE RATIO                       1.00%             1.00%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                   AS OF OCTOBER 31, 2001
================================================================================

U.S. COMMON STOCKS & EQUITY FUTURES                              90.3%
FOREIGN STOCKS                                                    5.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.6%
TEMPORARY CASH                                                    4.4%

Investment terms are defined in the Glossary on pages 17-18.

                                                  www.americancentury.com      7

Giftrust--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

beginning of the fiscal year to 13% at the end. Still, technology issues detracted the most from our results.

SHIFT TO HEALTH CARE

     As we repositioned the portfolio, our search for companies with accelerating growth took us to the health care sector, which replaced technology firms as our largest sector, weighing in at approximately 32% of assets at the end of the period.

     Health care stocks were among the few showing sustainable earnings growth during the period. But they were also subject to profit taking as their valuations rose. In addition, investors moved money out of health care issues into more economically sensitive sectors as the U.S. Federal Reserve slashed interest rates nine times during the period.

     Still, in our view, the potential for selected growth among some health care companies remains strong. With that in mind, Giftrust shifted its health care holdings to focus more on medical providers, such as hospital companies.
Changes in federal legislation, including Medicare and Medicaid reimbursements, have increased pricing flexibility for hospitals. Additionally, regional hospital chains that focus on rural areas are experiencing accelerating admissions growth.

     Those trends helped make companies that own and operate rural hospitals among the fund's top contributors.

CONSUMERS STAY STRONG

     Giftrust also increased its holdings among consumer cyclical stocks, notably discount stores. A slowing economy usually hurts retail sales, but consumers remained a source of strength in the U.S. economy until the closing weeks of the period, when the terrorist attacks and war in Afghanistan finally slowed spending.

     Even after the attacks, when the prospects for a recession grew more likely, investments in discount stores held up as investors sought retailers who cater to bargain-conscious shoppers. Best Buy was also among those advancing, thanks to booming sales of digital products. Additionally, Best Buy continues to take market share away from other electronic component stores. In the non-cyclical consumer sector, strong showings by grocery stores and makers of home products boosted results.

     Giftrust also increased its financial holdings during the period, particularly among companies providing financial services and asset management.
Those areas are expected to benefit from lower interest rates and the increasing need for investment advice.

     We lightened our positions among energy firms and eliminated our position in utility companies. Rising U.S. natural gas and oil inventories contributed to a decline in commodity prices, dampening short-term demand for energy exploration. Utilities came under pressure after the federal government, reacting to the energy crisis in California, imposed selective price caps on electricity. As a result, we eliminated our position in the utility sector.

LOOKING AHEAD

     Giftrust is a unique investment option, and we share our investors'
disappointment over its recent results. Linda Peterson, Kurt Stalzer and the rest of the Giftrust team plan to follow American Century's time-tested discipline of investing in companies whose earnings and revenues appear to be growing at an accelerating rate. They are committed to finding those companies, and making them part of the Giftrust portfolio.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                                AS OF        AS OF
                                              10/31/01      4/30/01
AFFILIATED COMPUTER
     SERVICES INC.                              3.6%          --
HCR MANOR CARE, INC.                            2.7%          --
TEVA PHARMACEUTICAL
     INDUSTRIES LTD. ADR                        2.7%         1.6%
LOCKHEED MARTIN CORP.                           2.4%          --
CONCORD EFS, INC.                               2.4%          --
HEALTH MANAGEMENT
     ASSOCIATES, INC.                           2.4%         3.0%
HARLEY-DAVIDSON, INC.                           2.3%          --
BISYS GROUP,
     INC. (THE)                                 2.2%         1.1%
ALLERGAN, INC.                                  1.9%          --
INVESTMENT TECHNOLOGY
     GROUP INC.                                 1.9%          --

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           10/31/01            4/30/01
DRUGS                                        16.2%              19.0%
MEDICAL PROVIDERS &
     SERVICES                                10.5%               6.6%
INFORMATION SERVICES                          8.7%               2.5%
MEDICAL PRODUCTS &
     SUPPLIES                                 6.1%               4.5%
DEFENSE/AEROSPACE                             4.9%                --

8          1-800-345-2021

Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 2001

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------
COMMON STOCKS - 92.6%
================================================================================
APPAREL & TEXTILES - 1.1%

                  188,800  NIKE, Inc.                                $     9,319
                                                               -----------------
BANKS - 0.8%
                   97,100  Commerce Bancorp, Inc.                          7,088
                                                               -----------------
CHEMICALS - 1.0%
                   61,400  Cambrex Corp.                                   2,272
                  198,000  Valspar Corp.                                   6,647
                                                               -----------------
                                                                           8,919
                                                               -----------------
CLOTHING STORES - 1.7%
                  383,000  Ross Stores, Inc.                              12,009
                  108,400  Too Inc.(1)                                     2,885
                                                               -----------------
                                                                          14,894
                                                               -----------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.4%
                  331,600  Diebold, Inc.                                  12,037
                                                               -----------------
COMPUTER SOFTWARE - 4.2%
                  310,800  Advent Software Inc.(1)                        11,992
                  892,600  Compuware Corp.(1)                              9,180
                   25,600  Eclipsys Corporation(1)                           323
                   85,100  Symantec Corp.(1)                               4,679
                  234,700  Synopsys, Inc.(1)                              11,034
                                                               -----------------
                                                                          37,208
                                                               -----------------
CONSTRUCTION & REAL PROPERTY - 1.8%
                  402,400  Martin Marietta Materials, Inc.                16,064
                                                               -----------------
DEFENSE/AEROSPACE - 4.9%
                   75,000  Alliant Techsystems Inc.(1)                     6,545
                  108,700  L-3 Communications Holdings, Inc.(1)            9,443
                  438,700  Lockheed Martin Corp.                          21,395
                  185,100  Raytheon Company                                5,969
                                                               -----------------
                                                                          43,352
                                                               -----------------
DEPARTMENT STORES - 0.9%
                  281,100  Family Dollar Stores, Inc.                      8,113
                                                               -----------------
DRUGS - 16.2%
                  232,600  Allergan, Inc.                                 16,698
                  216,900  AmerisourceBergen Corp.(1)                     13,786
                  169,777  Biovail Corp.(1)                                8,024
                  221,400  Cephalon, Inc.(1)                              13,965
                  258,900  Enzon, Inc.(1)                                 16,027
                   84,600  Genzyme Corp.(1)                                4,563
                  394,900  IVAX Corp.(1)                                   8,115
                  206,000  King Pharmaceuticals, Inc.(1)                   8,032
                  134,500  Mylan Laboratories Inc.                         4,959
                   93,400  Pharmaceutical Resources Inc. (1)               3,204
                  247,000  Protein Design Labs, Inc.(1)                    8,155
                  340,500  SICOR Inc.(1)                                   6,378

Shares                     ($ in Thousands)                                Value
--------------------------------------------------------------------------------
                  193,134  Sigma-Aldrich Corp.                     $       7,245
                  380,416  Teva Pharmaceutical
                              Industries Ltd. ADR                         23,515
                                                               -----------------
                                                                         142,666
                                                               -----------------
ELECTRICAL EQUIPMENT - 0.7%
                  184,500  Celestica Inc.(1)                               6,332
                                                               -----------------
FINANCIAL SERVICES - 4.6%
                  173,000  Ambac Financial Group, Inc.                     8,304
                  380,600  BISYS Group, Inc. (The)(1)                     19,810
                   64,000  Investors Financial Services Corp.              3,388
                  190,800  MBIA Inc.                                       8,788
                                                               -----------------
                                                                          40,290
                                                               -----------------
FOOD & BEVERAGE - 0.3%
                  151,300  Coca-Cola Enterprises Inc.                      2,776
                                                               -----------------
GROCERY STORES - 1.9%
                  324,100  Albertson's Inc.                               10,342
                  299,500  SUPERVALU INC.                                  6,391
                                                               -----------------
                                                                          16,733
                                                               -----------------
HOME PRODUCTS - 1.6%
                  860,300  Dial Corp. (The)                               14,350
                                                               -----------------
INDUSTRIAL PARTS - 2.2%
                  112,700  American Standard Companies Inc.(1)             6,525
                  464,900  Shaw Group Inc. (The)(1)                       12,785
                                                               -----------------
                                                                          19,310
                                                               -----------------
INDUSTRIAL SERVICES - 2.5%
                  132,200  Copart Inc.(1)                                  3,882
                   73,800  DeVry Inc.(1)                                   1,989
                  591,900  Hanover Compressor Company(1)                  16,325
                                                               -----------------
                                                                          22,196
                                                               -----------------
INFORMATION SERVICES - 8.7%
                  363,300  Affiliated Computer Services Inc.(1)           31,989
                  762,000  Concord EFS, Inc.(1)                           20,860
                  248,000  Corporate Executive Board Co. (The)(1)          7,605
                  212,600  Fair, Isaac and Co., Inc.                      10,109
                  161,500  Valassis Communications, Inc.(1)                5,039
                                                               -----------------
                                                                          75,602
                                                               -----------------
INTERNET - 0.5%
                  174,000  Overture Services Inc.(1)                       4,579
                                                               -----------------
MEDIA - 2.3%
                  341,300  Charter Communications, Inc.(1)                 4,828
                  207,500  Cox Radio Inc. Cl A(1)                          4,503
                   59,900  Entercom Communications Corp.(1)                2,019
                  386,900  Westwood One, Inc.(1)                           9,204
                                                               -----------------
                                                                          20,554
                                                               -----------------
MEDICAL PRODUCTS & SUPPLIES - 6.1%
                  592,600  Apogent Technologies Inc.                      13,879
                  180,600  Beckman Coulter Inc.                            7,670
                  270,700  Becton Dickinson & Co.                          9,691

See Notes to Financial Statements                 www.americancentury.com      9

Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001
Shares                     ($ in Thousands)                                Value
--------------------------------------------------------------------------------
                  125,500  Hillenbrand Industries, Inc.               $    6,654
                  172,600  Millipore Corp.                                 9,027
                  291,600  STERIS Corp.(1)                                 6,532
                                                               -----------------
                                                                          53,453
                                                               -----------------
MEDICAL PROVIDERS & SERVICES - 10.5%
                  545,000  Apria Healthcare Group Inc.(1)                 12,535
                1,018,100  HCR Manor Care, Inc.(1)                        23,783
                1,068,400  Health Management Associates, Inc.(1)          20,823
                  139,000  HealthSouth Corp.(1)                            1,810
                  269,700  LifePoint Hospitals Inc.(1)                     8,416
                  582,500  Omnicare, Inc.                                 11,580
                  474,000  Province Healthcare Co.(1)                     13,042
                                                               -----------------
                                                                          91,989
                                                               -----------------
MINING & METALS - 1.1%
                  160,400  Texas Industries Inc.                           4,828
                  384,100  Worthington Industries, Inc.                    4,993
                                                               -----------------
                                                                           9,821
                                                               -----------------
MOTOR VEHICLES & PARTS - 2.3%
                  451,100  Harley-Davidson, Inc.                          20,417
                                                               -----------------
OIL SERVICES - 3.2%
                  240,400  Cooper Cameron Corporation(1)                   9,376
                  228,000  ENSCO International Inc.                        4,514
                   22,500  Global Power Equipment Group Inc.(1)              337
                  192,000  Sante Fe International                          4,673
                  263,000  Weatherford International, Inc.(1)(2)           9,002
                                                               -----------------
                                                                          27,902
                                                               -----------------
PROPERTY & CASUALTY INSURANCE - 2.0%
                   84,500  Fidelity National Financial, Inc.               1,944
                  272,800  Gallagher (Arthur J.) & Co.                     9,969
                  216,200  LandAmerica Financial Group, Inc.               5,662
                                                               -----------------
                                                                          17,575
                                                               -----------------
RESTAURANTS - 2.2%
                  242,300  Tricon Global Restaurants, Inc.(1)             12,258
                  279,500  Wendy's International, Inc.                     7,351
                                                               -----------------
                                                                          19,609
                                                               -----------------
SECURITIES & ASSET MANAGEMENT - 2.9%
                  148,000  Affiliated Managers Group Inc.(1)               9,132
                  254,400  Investment Technology Group Inc.(1)            16,386
                                                               -----------------
                                                                          25,518
                                                               -----------------
SEMICONDUCTOR - 1.3%
                  251,600  Genesis Microchip Inc.(1)                      11,609
                                                               -----------------
SPECIALTY STORES - 1.7%
                  249,100  Barnes & Noble Inc.(1)                          9,154
                  100,500  Best Buy Co., Inc.(1)                           5,517
                   13,100  Hollywood Entertainment Corp.(1)                  210
                                                               -----------------
                                                                          14,881
                                                               -----------------
TOTAL COMMON STOCKS                                                      815,156
                                                               -----------------
(Cost $806,419)

                           ($ in Thousands)                                Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* -- 3.0%
================================================================================
    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint
       trading account at 2.50%, dated 10/31/01,
       due 11/1/01 (Delivery value $26,679)                               26,677
                                                               -----------------
(Cost $26,677)

 TEMPORARY CASH INVESTMENTS - 4.4%
================================================================================
    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint
       trading account at 2.50%, dated 10/31/01,
       due 11/1/01 (Delivery value $17,224)                               17,223
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 2.50%, dated 10/31/01,
       due 11/1/01 (Delivery value $21,401)                               21,400
                                                               -----------------
TOTAL TEMPORARY CASH INVESTMENTS                                          38,623
                                                               -----------------
  (Cost $38,623)
TOTAL INVESTMENT SECURITIES - 100.0%                                    $880,456
                                                               =================
  (Cost $871,719)

EQUITY FUTURES CONTRACTS*
================================================================================
                                                        ($ in Thousands)
                             Expiration       Underlying Face         Unrealized
           Purchased            Date          Amount at Value            Gain
--------------------------------------------------------------------------------
         101 S&P 500      December
            Futures             2001              $26,677                $1,283
                                            ====================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

10          1-800-345-2021                     See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2001

ASSETS                                                                   (In Thousands)
Investment securities, at value (identified cost of $871,719) (Note 3) ...$  880,456
Cash .....................................................................        49
Receivable for investments sold ..........................................     5,262
Dividends and interest receivable. .......................................       187
                                                                          ----------
                                                                             885,954
                                                                          ----------
====================================================================================
LIABILITIES
Payable for investments purchased ........................................     4,818
Payable for variation margin on futures contracts ........................        68
Accrued management fees (Note 2) .........................................       759
Payable for directors' fees and expenses (Note 2) ........................         1
                                                                          ----------
                                                                               5,646
                                                                          ----------
Net Assets ...............................................................$  880,308
                                                                          ==========
====================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................................   200,000
                                                                          ==========
Outstanding ..............................................................    62,701
                                                                          ===========
Net Asset Value Per Share ................................................$    14.04
                                                                          ===========
=====================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ................................. $1,335,206
Accumulated net realized loss on investment transactions ................   (464,918)
Net unrealized appreciation on investments (Note 3) .....................     10,020
                                                                          -----------
                                                                          $  880,308
                                                                          ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com     11

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001

INVESTMENT LOSS                                                (In Thousands)
Income:
Interest. ................................................     $      9,510
Dividends (net of foreign taxes withheld of $116) ........            1,281
                                                           ---------------------

                                                                     10,791
                                                           ---------------------

Expenses (Note 2):
Management fees ..........................................           12,141
Directors' fees and expenses .............................               13
                                                           ---------------------
                                                                     12,154
                                                           ---------------------
Net investment loss ......................................           (1,363)
                                                           ---------------------
===============================================================================
REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on investment transactions .............         (461,206)
Change in net unrealized appreciation on investments .....         (719,766)
                                                           ---------------------

Net realized and unrealized loss .........................       (1,180,972)
                                                           ---------------------

Net Decrease in Net Assets Resulting from Operations .....     $ (1,182,335)
                                                           =====================

                                               See Notes to Financial Statements
12          1-800-345-2021            See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

Increase (Decrease) in Net Assets
                                                                      2001               2000
OPERATIONS                                                                 (In Thousands)
Net investment loss                                             $    (1,363)       $   (15,008)
Net realized gain (loss)                                           (461,206)           531,228
Change in net unrealized appreciation                              (719,766)           275,993
                                                            -----------------------------------------
Net increase (decrease) in net assets
resulting from operations                                        (1,182,335)           792,213
                                                            -----------------------------------------
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                            (407,109)                --
In excess of net realized gains                                      (3,745)                --
                                                            -----------------------------------------
Decrease in net assets from distributions                          (410,854)                --
                                                            -----------------------------------------
=====================================================================================================
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                            47,332            103,094
Proceeds from reinvestment of distributions                         410,514              --
Payments for shares redeemed                                        (70,422)           (59,503)
                                                            -----------------------------------------
Net increase in net assets from capital share transactions          387,424             43,591
                                                            -----------------------------------------
Net increase (decrease) in net assets                            (1,205,765)           835,804
=====================================================================================================
NET ASSETS
Beginning of period                                               2,086,073          1,250,269
                                                            -----------------------------------------
End of period                                                   $   880,308         $2,086,073
                                                            =========================================
=====================================================================================================
TRANSACTIONS IN SHARES OF THE FUND
Sold                                                                  2,355              2,487
Issued in reinvestment of distributions                              17,162                 --
Redeemed                                                             (4,542)            (1,409)
                                                            -----------------------------------------
Net increase                                                         14,975              1,078
                                                            =========================================

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com     13

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $459,060,379 (expiring in 2009) may be used to offset future taxable gains.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2001
--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (see Note 5). The fund also has a securities lending agreement with Chase Manhattan Bank (Chase) (see Note 4). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2001, totaled $2,069,319,263 and
$2,026,993,835 respectively.

    At October 31, 2001, accumulated net unrealized appreciation on investments was $4,162,971 based on the aggregate cost of investments for federal income tax purposes of $876,292,821 which consisted of unrealized appreciation of
$60,748,578 and unrealized depreciation of $56,585,607.

--------------------------------------------------------------------------------
4. SECURITIES LENDING

    At October 31, 2001, securities in Giftrust valued at $214,074,672 were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $219,817,999. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Giftrust may be delayed or limited.

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2001.

                                                 www.americancentury.com      15

Giftrust--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                  2001       2000         1999        1998        1997
=========================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period                           $43.71       $26.80       $16.85       $25.46      $25.79
                                                             ------------------------------------------------------------
Income From Investment Operations
  Net Investment Loss(1)                                        (0.02)       (0.32)       (0.14)       (0.12)      (0.18)
  Net Realized and Unrealized Gain (Loss)                      (21.07)       17.23        10.09        (7.74)       0.63
                                                             ------------------------------------------------------------
  Total From Investment Operations                             (21.09)       16.91         9.95        (7.86)       0.45
                                                             ------------------------------------------------------------
Distributions
  From Net Investment Income                                      --           --          --          (0.75)      (0.78)
  From Net Realized Gains                                       (8.52)         --          --           --(2)        --
  In Excess of Net Realized Gains                               (0.06)         --          --           --           --
                                                             ------------------------------------------------------------
  Total Distributions                                           (8.58)         --          --          (0.75)      (0.78)
                                                             ------------------------------------------------------------
Net Asset Value, End of Period                                 $14.04       $43.71       $26.80       $16.85      $25.46
                                                             ============================================================

  Total Return(3)                                              (56.36)%      63.10%       59.05%      (31.55)%      1.95%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                1.00%        1.00%       1.00%        1.00%      1.00%
Ratio of Net Investment Loss to Average Net Assets             (0.11)%      (0.75)%     (0.66)%      (0.54)%    (0.74)%
Portfolio Turnover Rate                                           196%          92%        117%         147%       118%
Net Assets, End of Period (in millions)                           $880       $2,086      $1,250         $757     $1,024

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

                                                                                See Notes to Financial Statements
16          1-800-345-2021                                             See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2001,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Giftrust Fund as of
October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                 www.americancentury.com      17

Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or your spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell
2000 represents approximately 10% of the total market capitalization of the top
3,000 companies. The average market capitalization of the index is approximately
$420 million.

     The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell
2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS

  Giftrust
       LINDA PETERSON, CFA
       KURT STALZER

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 14.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

20      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

22      1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

P.O. BOX 419200 KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS, FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.
--------------------------------------------------------------------------------
American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

0112                                  American Century Investment Services, Inc.
SH-ANN-27612S                      (c)2001 American Century Services Corporation

[front cover]

                                   AMERICAN CENTURY
                                    Annual Report

                       [photos of rowers and markets diary chart]

Select
Heritage
Growth

October 31, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr and James E. Stowers III}

James E. Stowers, Jr., standing, with James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(registered mark)

Sincerely,

/signature/                                 /signature/
James E. Stowers, Jr.                       James E. Stowers III
Founder and Chairman of the Board           Co-Chairman of the Board

[right margin]

   Report Highlights ....................................................... 2
   Market Perspective ...................................................... 3

SELECT

HERITAGE

GROWTH

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ......................................................... 20
   Statement of Operations ................................................ 21
   Statement of Changes
      in Net Assets ....................................................... 22
   Notes to Financial
      Statements .......................................................... 23
   Financial Highlights ................................................... 28
   Independent
      Auditors' Report .................................................... 38

OTHER INFORMATION
   Share Class, Retirement Account, and Tax
      Information ......................................................... 39
   Background Information
      Investment Philosophy

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  The year that ended October 31, 2001 was one of the most difficult periods ever for domestic equity investors. The Dow Jones Industrial Average fell
   15.94%, the S&P 500 Index slumped 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, plummeted 49.68%.

*  The Federal Reserve's attempt to revive a sluggish U.S. economy produced a wave of second-quarter optimism that faded over the summer. Further, the economic fallout from the September 11 attacks confirmed that the economy had entered a recession.

*  Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way.

*  Business inventories have been greatly reduced, fuel prices have declined, and fiscal stimulus appears to be taking hold.

SELECT

*  Select declined 28.93%, compared to a 24.91% drop by the fund's benchmark, the S&P 500 Index.

*  Investors endured the worst period for corporate earnings in more than 10 years.

*  Select found success among medical product companies, discount retailers, and information services firms.

*  Select's reduced exposure in volatile sectors such as technology and energy helped the fund constrain losses suffered in those areas.

HERITAGE

*  Heritage declined 33.08% while its benchmark, the S&P MidCap 400 Index, fell
   12.45%. Mid-cap growth stocks were especially hard hit as illustrated by the
   42.78% decline of the Russell MidCap Growth Index.

*  The management team reduced its positions in such areas as technology and energy, which were experiencing slowing fundamentals. At the same time, the fund expanded its stake in health care, one of the few areas showing sustainable earnings growth.

*  The fund's technology stake declined as companies from a broad range of industries cut back on their capital spending.

*  Heritage benefited from its positions in companies that have reliable sources of future revenue, particularly service firms holding long-term contracts with their customers.

GROWTH

*  Growth declined 34.14% during a period in which the average large-cap growth fund tracked by Lipper Inc. lost 38.73% of its value. The fund also outperformed its benchmark, the Russell 1000 Growth Index, which fell 39.95%.

*  The slowing economy caused companies to reduce capital spending which contributed to an inventory glut that weighed on Growth's investments in technology companies.

*  Growth's investments in mortgage lenders and thrifts performed well, benefiting from improved profit margins and refinancing activity augured by lower interest rates.

*  The fund also got a lift from investments in companies that make everyday items that consumers buy regardless of economic conditions.

[left margin]

                                   SELECT(1)
                                    (TWCIX)
       TOTAL RETURNS:                                     AS OF 10/31/01
          6 Months                                           -15.48%(2)
          1 Year                                              -28.93%
       INCEPTION DATE:                                        6/30/71(3)
       NET ASSETS:                                       $5.0 billion(4)

                                  HERITAGE(1)
                                    (TWHIX)
       TOTAL RETURNS:                                     AS OF 10/31/01
          6 Months                                           -18.44%(2)
          1 Year                                             -33.08%
       INCEPTION DATE:                                       11/10/87
       NET ASSETS:                                       $1.3 billion(4)

                                   GROWTH(1)
                                    (TWCGX)
       TOTAL RETURNS:                                     AS OF 10/31/01
          6 Months                                          -16.04%(2)
          1 Year                                            -34.14%
       INCEPTION DATE:                                      6/30/71(3)
       NET ASSETS:                                       $5.8 billion(4)

(1)    Investor Class.

(2)    Not annualized.

(3)    Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.

(4)    Includes all classes.

See Total Returns on pages 4, 9 and 14.

Investment terms are defined in the Glossary on pages 41-42.

 2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing  U.S. equity markets in history. When we closed our books, the Dow Jones Industrial Average was down 15.94%, the S&P 500 Index had declined 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

     From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur this year. Worsening economic conditions overseas lowered investors'
expectations as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

     Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was  fed by surprisingly resilient post-9/11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to
$100 billion in new government spending.

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy -- we search on a company-by-company basis for businesses showing accelerating growth. In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with selected providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process led us away from technology and other sectors displaying decelerating growth.

     Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year, which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

     In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong--for example, a protracted war or negative impact on oil prices due to events in the Middle East--the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"THOUGH UNCERTAINTY REMAINS, WE SEE REASONS TO BE OPTIMISTIC."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500               -24.91%
S&P MIDCAP 400        -12.45%
RUSSELL 2000          -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                                 www.americancentury.com     3

Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                           INVESTOR CLASS               ADVISOR CLASS          INSTITUTIONAL CLASS
                        (INCEPTION 6/30/71)(1)       (INCEPTION 8/8/97)         (INCEPTION 3/13/97)

                          SELECT    S&P 500         SELECT      S&P 500       SELECT         S&P 500
                                     INDEX                       INDEX                        INDEX

6 MONTHS(2) ............ -15.48%    -14.60%        -15.68%      -14.60%       -15.32%        -14.60%
1 YEAR ................. -28.93%    -24.91%        -29.18%      -24.91%       -28.71%        -24.91%
========================================================================================================================
AVERAGE ANNUAL RETURNS
========================================================================================================================
3 YEARS .................. 0.13%      0.04%         -0.11%        0.04%         0.33%          0.04%
5 YEARS .................. 9.56%     10.04%            --           --            --             --
10 YEARS ................. 9.62%     12.76%            --           --            --             --
LIFE OF FUND ............ 15.39%     11.95%          4.22%        3.97%(3)      8.83%          8.03%

(1)  Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 8/7/97, the date nearest the class's inception for which data are available.

See pages 39-41 for information about share classes, the S&P 500 Index, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years while the graph below shows the fund's year-by-year performance. The S&P
500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not  guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

 4     1-800-345-2021

Select--Performance Review
--------------------------------------------------------------------------------

[photo of Kenneth Crawford and Tim Reynolds]

     A commentary by Kenneth Crawford and Tim Reynolds, portfolio managers on the Select investment team.

     Select declined 28.93%* during the year ending October 31, 2001, compared to a 24.91% drop by its benchmark, the S&P 500 Index.

     The fund outperformed its peers on a longer-term basis. Select finished in positive territory with an annualized return of 0.13% over the last three years, compared to a 0.04% increase for the benchmark and a 0.27% decline for the average large-cap core fund tracked by Lipper Inc. On a five-year basis, Select generated an annualized return of 9.56%, trailing the benchmark's 10.04% return but beating its average peer's 7.54% gain. See page 4 for additional performance information.

     The year covered by this report was marked by Federal Reserve rate cuts, the largest income tax reductions in a generation, and a pending fiscal stimulus package. Despite this, the economic slowdown that began in 2000 led to three consecutive quarters of declining corporate earnings in 2001. Both falling consumer confidence and decreasing corporate spending contributed to the worst period for earnings in more than 10 years.

POCKETS OF OPPORTUNITY

     Every part of the economy was affected by the slowdown, and, as a result, nearly every sector of the S&P 500 had negative returns for the one-year period.
Still, in a troubled market, Select found some areas in which it outperformed the benchmark.

     For example, responding to the slowing economy, Select increased its weightings in companies that appeared better able to sustain growth. Throughout the year, Select remained overweight in health care stocks by finding opportunities among medical product companies  benefiting from new product cycles. Our investments in the pharmaceutical sector, however, were hurt by patent expirations and delays in government approval of new drugs.

     Select's search for companies with sustainable growth also led it to the consumer non-cyclical sector. For example, revenue streams for the food and beverage industries are less affected when the economy stalls. A company that exemplified that trend was PepsiCo, which was supported by its Frito Lay division. The company also maintained market share in the increasingly competitive beverage industry.

     As the economy slowed, consumers downshifted their spending habits, benefiting discount retailers like Wal-Mart, the nation's largest retailer and the fund's largest contributor during the period. Investors also recognized
Wal-Mart's profitable expansion into even more stable food sales, which took market share from competitors.

     The commercial services sector was yet another area identified as a potential area of sustainable growth during the volatile period. Select's overweight position, particularly among information services firms, contributed during this period.

TECHNOLOGY DECLINED

     The Select team constrained losses by reducing the fund's exposure to volatile areas such as technology. This

* All fund returns referenced in this commentary are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                               10/31/01          10/31/00
NO. OF COMPANIES                                  81                89
P/E RATIO                                        28.9              37.4
MEDIAN MARKET                                    $37.0            $56.7
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $114              $155
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                                98%               67%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS
   & EQUITY FUTURES                                              97.0%
FOREIGN STOCKS                                                    1.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         98.2%
TEMPORARY CASH INVESTMENTS                                        1.8%

Investment terms are defined in the Glossary on pages 41-42.

                                                www.americancentury.com     5

Select--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

sector's problems were illustrated by EMC Corp., the world's leader in data storage systems and the fund's largest contributor during the previous year.
When corporations started slashing spending on networks, computers, and software late last year, technology firms like EMC found themselves with dwindling orders and mounting inventories. Throughout the year, Select reduced or eliminated its holdings in EMC and companies that make semiconductors, software, and electrical equipment.

     The slowing economy also rippled through the financial sector. A positive result was falling interest rates, which reduced the cost of funds to lenders and sparked a wave of mortgage refinancing. Other areas, however, were hurt.
Asset managers had falling revenues due to declining assets under management.
Growing questions about credit quality haunted some banks. Property and casualty insurers, such as American International Group, suffered at the beginning of the period but held up throughout the year, despite the impact of the terrorist attacks.

     The energy sector also declined. As the economy slowed, so did oil consumption, which reduced the demand for petroleum, pushed inventories higher, and lowered demand for drilling services. Select reduced its energy weighting throughout the period as investors moved away from energy reserves and production companies.

     The consumer services sector suffered largely because of the fall of media stocks, which were hurt by a slump in advertising revenues. Generally, advertising slows along with the economy and shrinks dramatically upon the outset of war. That advertising dropoff, and the added costs of
'round-the-clock news coverage during the week of September 11, hurt media companies.

     Throughout the year, increasing competition among wireless providers and slumping demand for handsets hurt the telecommunications sector. Select's holdings in that area suffered on both an absolute and relative basis.

     In a management-related development, Tim Reynolds, a senior analyst on the
Select fund, was promoted to portfolio manager during the third quarter of 2001.
He is co-managing the fund with Ken Crawford who has been on the Select team since 1995. Jerry Sullivan, one of the previous co-managers, moved to another
American Century growth fund.

     Select's investment team continues to follow its long-held investment approach of identifying and owning companies that appear best able to sustain their accelerating growth.

[left margin]

TOP TEN HOLDINGS
                                                        % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                           10/31/01             4/30/01
PFIZER, INC.                                 4.0%                3.8%
AMERICAN INTERNATIONAL
     GROUP, INC.                             3.4%                3.0%
CITIGROUP INC.                               3.4%                3.4%
WAL-MART STORES, INC.                        3.3%                1.8%
GENERAL ELECTRIC CO.                         3.1%                4.3%
ABBOTT LABORATORIES                          3.0%                2.1%
PEPSICO, INC.                                3.0%                1.5%
EXXON MOBIL CORP.                            2.9%                3.6%
MICROSOFT CORP.                              2.8%                3.7%
CISCO SYSTEMS INC.                           2.7%                1.1%

TOP FIVE INDUSTRIES
                                                        % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           10/31/01            4/30/01
DRUGS                                       10.5%               10.8%
MEDICAL PRODUCTS
     & SUPPLIES                              9.1%                4.6%
BANKS                                        7.7%                7.5%
FINANCIAL SERVICES                           6.4%                9.1%
FOOD & BEVERAGE                              5.1%                2.9%

 6         1-800-345-2021

Select--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                    Value
--------------------------------------------------------------------------------

COMMON STOCKS - 94.4%

ALCOHOL - 0.4%

                  486,800  Anheuser-Busch Companies, Inc.                        $              20,280
                                                                     ---------------------------------------

BANKS - 7.7%

                1,275,000  Bank of America Corp.                                                75,212

                1,705,000  Bank One Corp.                                                       56,589

                3,683,466  Citigroup Inc.                                                      167,671

                  795,400  Fifth Third Bancorp                                                  44,884

                  911,000  Wells Fargo & Co.                                                    35,985
                                                                     ---------------------------------------

                                                                                               380,341
                                                                     ---------------------------------------

CLOTHING STORES - 1.4%

                1,205,000  TJX Companies, Inc. (The)                                            40,729

                1,780,000  Venator Group Inc.(1)                                                25,810
                                                                     ---------------------------------------

                                                                                                66,539
                                                                     ---------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 3.0%

                1,535,000  Dell Computer Corp.(1)                                               36,794

                  917,800  International Business Machines Corp.                                99,187

                1,342,800  Sun Microsystems, Inc.(1)                                            13,629
                                                                     ---------------------------------------

                                                                                               149,610
                                                                     ---------------------------------------

COMPUTER SOFTWARE - 4.1%

                2,327,900  Microsoft Corp.(1)                                                  135,355

                3,953,200  Oracle Corp.(1)                                                      53,586

                  506,000  Veritas Software Corp.(1)                                            14,363
                                                                     ---------------------------------------

                                                                                               203,304
                                                                     ---------------------------------------

DEFENSE/AEROSPACE - 1.8%

                1,795,000  Lockheed Martin Corp.                                                87,542
                                                                     ---------------------------------------

DEPARTMENT STORES - 4.3%

                  976,800  Family Dollar Stores, Inc.                                           28,190

                  712,200  Target Corp.                                                         22,185

                3,165,000  Wal-Mart Stores, Inc.                                               162,681
                                                                     ---------------------------------------

                                                                                               213,056
                                                                     ---------------------------------------

DRUGS - 10.5%

                1,720,000  American Home Products Corp.                                         96,027

                1,093,000  Amgen Inc.(1)                                                        62,098

                  430,000  Bristol-Myers Squibb Co.                                             22,984

                  441,000  Lilly (Eli) & Co.                                                    33,737

                1,335,000  McKesson Corp.                                                       49,382

                4,633,875  Pfizer, Inc.(2)                                                     194,158

                  395,000  Teva Pharmaceutical
                              Industries Ltd. ADR                                               24,417

                  692,000  Watson Pharmaceuticals, Inc.(1)                                      32,995
                                                                     ---------------------------------------

                                                                                               515,798
                                                                     ---------------------------------------

Shares                     ($ in Thousands)                                                      Value
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.9%

                7,797,400  Cisco Systems Inc.(1)                                 $              131,893

                2,560,000  JDS Uniphase Corp.(1)                                                 20,467

                2,528,200  Motorola, Inc.                                                        41,387
                                                                     ---------------------------------------

                                                                                                193,747
                                                                     ---------------------------------------

ENERGY RESERVES & PRODUCTION - 4.6%

                  300,000  Anadarko Petroleum Corp.                                              17,115

                3,564,198  Exxon Mobil Corp.                                                    140,607

                  598,000  Phillips Petroleum Co.                                                32,537

                  677,500  Royal Dutch Petroleum Co.
                              New York Shares                                                    34,221
                                                                     ---------------------------------------

                                                                                                224,480
                                                                     ---------------------------------------

ENTERTAINMENT - 1.4%

                2,260,450  AOL Time Warner Inc.(1)                                               70,549
                                                                     ---------------------------------------

FINANCIAL SERVICES - 6.4%

                  832,400  Fannie Mae                                                            67,391

                1,248,000  Federal Home Loan Mortgage
                              Corporation                                                        84,639

                4,144,400  General Electric Co.                                                 150,898

                  425,000  MBNA Corp.                                                            11,734
                                                                     ---------------------------------------

                                                                                                314,662
                                                                     ---------------------------------------

FOOD &BEVERAGE - 5.1%

                1,330,900  Coca-Cola Company (The)                                               63,723

                1,167,000  Kraft Foods Inc.                                                      39,386

                2,989,900  PepsiCo, Inc.                                                        145,639
                                                                     ---------------------------------------

                                                                                                248,748
                                                                     ---------------------------------------

GAS & WATER UTILITIES - 0.5%

                  485,000  El Paso Corp.                                                         23,794
                                                                     ---------------------------------------

GROCERY STORES - 1.0%

                1,157,600  Safeway Inc.(1)                                                       48,214
                                                                     ---------------------------------------

HEAVY MACHINERY - 0.5%

                  550,000  Caterpillar Inc.                                                      24,596
                                                                     ---------------------------------------

HOME PRODUCTS - 4.0%

                  837,800  Colgate-Palmolive Co.                                                 48,190

                2,620,000  Gillette Company                                                      81,456

                  920,000  Procter & Gamble Co. (The)                                            67,878
                                                                     ---------------------------------------

                                                                                                197,524
                                                                     ---------------------------------------

INDUSTRIAL PARTS - 1.5%

                  415,000  Danaher Corp.                                                         23,132

                  525,200  Grainger (W.W.), Inc.                                                 22,741

                  572,600  Tyco International Ltd.                                               28,138
                                                                     ---------------------------------------

                                                                                                 74,011
                                                                     ---------------------------------------

INFORMATION SERVICES - 1.8%

                  302,800  Affiliated Computer Services Inc.(1)                                  26,662

                  882,000  First Data Corp.                                                      59,596
                                                                     ---------------------------------------

                                                                                                 86,258
                                                                     ---------------------------------------

See Notes to Financial Statements               www.americancentury.com     7

Select--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                     Value
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.5%

                  935,000  MetLife, Inc.                                          $              25,152
                                                                      --------------------------------------

MEDIA - 1.5%

                  765,000  Clear Channel Communications, Inc.(1)                                 29,162

                1,168,000  Cox Communications, Inc. Cl A(1)                                      44,734
                                                                      --------------------------------------

                                                                                                 73,896
                                                                      --------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 9.1%

                2,755,000  Abbott Laboratories                                                  145,960

                1,248,400  Baxter International, Inc.                                            60,385

                1,215,000  Becton Dickinson & Co.                                                43,497

                1,869,800  Johnson & Johnson                                                    108,280

                  698,800  Medtronic, Inc.                                                       28,162

                  540,000  Millipore Corp.                                                       28,242

                1,036,110  Zimmer Holdings Inc.(1)                                               32,026
                                                                      --------------------------------------

                                                                                                446,552
                                                                      --------------------------------------

MEDICAL PROVIDERS & SERVICES - 1.1%

                1,310,000  HCA Inc.                                                              51,955
                                                                      --------------------------------------

OIL REFINING - 1.0%

                  540,000  ChevronTexaco Corp.                                                   47,817
                                                                      --------------------------------------

OIL SERVICES - 0.3%

                  400,000  Nabors Industries, Inc.(1)                                            12,296
                                                                      --------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.4%

                2,135,625  American International Group, Inc.                                   167,860
                                                                      --------------------------------------

RESTAURANTS - 0.8%

                1,450,000  McDonald's Corp.                                                      37,802
                                                                      --------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.5%

                  483,000  Morgan Stanley Dean Witter & Co.                                      23,628
                                                                      --------------------------------------

SEMICONDUCTOR - 3.4%

                3,500,400  Intel Corp.                                                           85,463

                  385,600  KLA-Tencor Corp.(1)                                                   15,738

                  672,000  Linear Technology Corp.                                               26,077

                1,100,000  Texas Instruments Inc.                                                30,789

                  330,000  Xilinx, Inc.(1)                                                       10,045
                                                                      --------------------------------------

                                                                                                168,112
                                                                      --------------------------------------

SPECIALTY STORES - 1.8%

                1,859,600  Home Depot, Inc.                                                      71,093

                  590,000  Walgreen Co.                                                          19,104
                                                                      --------------------------------------

                                                                                                 90,197
                                                                      --------------------------------------

TELEPHONE - 3.6%

                2,017,000  AT&T Corp.                                                            30,759

                1,730,500  BellSouth Corp.                                                       64,029

                1,659,100  Verizon Communications                                                82,640
                                                                      --------------------------------------

                                                                                                177,428
                                                                      --------------------------------------

THRIFTS - 0.4%

                  715,000  Washington Mutual, Inc.                                               21,586
                                                                      --------------------------------------

TOBACCO - 2.0%

                2,110,500  Philip Morris Companies Inc.                                          98,771
                                                                      --------------------------------------

Shares/Principal Amount    ($ in Thousands)                                                       Value
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 1.1%

                1,061,000  QUALCOMM Inc.(1)                                       $               52,122
                                                                      --------------------------------------

TOTAL COMMON STOCKS                                                                            4,638,227
                                                                      --------------------------------------
  (Cost $3,900,157)

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* - 3.8%

                 $143,700  FHLB Discount Notes,
                              2.46%, 11/1/01(3)                                                  143,700

                   42,508  FHLMC Discount Notes,
                              2.48%, 11/1/01(3)                                                   42,508
                                                                      --------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                                                           186,208
                                                                      --------------------------------------
  (Cost $186,208)

TEMPORARY CASH INVESTMENTS - 1.8%

                   87,492  FHLMC Discount Notes,
                              2.48%, 11/1/01(3)                                                   87,492
                                                                      --------------------------------------
  (Cost $87,492)

TOTAL INVESTMENT SECURITIES - 100.0%                                                          $4,911,927
                                                                      ======================================
  (Cost $4,173,857)

 EQUITY FUTURES CONTRACTS*

                                                     ($ in Thousands)

                       Expiration        Underlying Face          Unrealized
      Purchased           Date           Amount at Value             Gain
------------------------------------------------------------------------------

    705 S&P 500         December
       Futures            2001              $186,208                $7,179
                                    ==========================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Rate disclosed is the yield to maturity at purchase.

 8         1-800-345-2021                    See Notes to Financial Statements

Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                 INVESTOR CLASS            ADVISOR CLASS            INSTITUTIONAL CLASS                 C CLASS
              (INCEPTION 11/10/87)      (INCEPTION 7/11/97)         (INCEPTION 6/16/97)           (INCEPTION 6/26/01)

                        S&P MIDCAP                 S&P MIDCAP                  S&P MIDCAP                    S&P MIDCAP
             HERITAGE   400 INDEX      HERITAGE    400 INDEX       HERITAGE    400 INDEX       HERITAGE      400 INDEX

6 MONTHS* .. -18.44%     -11.21%       -18.56%      -11.21%        -18.25%      -11.21%            --            --
1 YEAR ..... -33.08%     -12.45%       -33.30%      -12.45%        -32.84%      -12.45%            --            --
=====================================================================================================================
AVERAGE ANNUAL RETURNS
=====================================================================================================================
3 YEARS ..... 12.45%      11.75%        12.15%       11.75%         12.73%       11.75%            --            --
5 YEARS .....  9.17%      14.59%           --           --             --           --             --            --
10 YEARS .... 11.20%      14.34%           --           --             --           --             --            --
LIFE OF FUND .13.23%    16.58%(1)        5.05%       11.49%(2)       6.58%       11.79%(3)     -19.56%*(4)   -11.79%*(5)

*Returns for periods less than one year are not annualized.

(1)  Since 10/31/87, the date nearest the class's inception for which data are available.

(2)  Since 7/10/97, the date nearest the class's inception for which data are available.

(3)  Since 6/19/97, the date nearest the class's inception for which data are available.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
     Return would have been -18.74% if shares were not redeemed during the period.

(5)  Since 6/28/01, the date nearest the class's inception for which data are available.

See pages 39-41 for information about share classes, the S&P MidCap 400 Index, and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years while the graph below shows the fund's year-by-year performance. The S&P
MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns while the total returns of the S&P MidCap 400 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                                                www.americancentury.com     9

Heritage--Performance Review
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

     A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
Heritage investment team.

     Heritage declined 33.08%* during a tumultuous year for investors. Its benchmark, the S&P MidCap 400 Index, also fell, losing 12.45% for the 12 months ending October 31, 2001. The negative results came during a period in which the broad market, represented by the S&P 500, declined 24.91% and the Nasdaq
Composite lost 49.68%.

     Looking at the past three years, the fund outperformed its benchmark with an annualized gain of 12.45%, compared to the index's 11.75%. See page 9 for additional performance information.

A CHALLENGING PERIOD

     Uncertainty roiled the equity market during the year covered by this report. The period opened with a disputed presidential election that took more than a month to resolve and ended with consumer confidence at a seven-year low as the country adjusted to the impact of terrorist attacks in the U.S. and the war in Afghanistan. During the months in between, the economy deteriorated rapidly, leading to the worst corporate earnings environment in more than 10 years, including three consecutive  quarters of declining profits. Investors responded by abandoning growth stocks and shifting toward value issues and fixed-income investments. The pool of mid-cap growth stocks that the Heritage team considers for its portfolio was especially hard hit, as demonstrated by the
42.78% decline in the Russell MidCap Growth Index during the last 12 months.

     Under these difficult conditions, the Heritage team rigorously followed its long-held approach of seeking to invest in companies whose earnings and revenues are growing at successively faster rates. The search for acceleration led the team to reduce its positions in such areas as technology and energy, which were experiencing slowing fundamentals, and expand its holdings in industries that met our strict growth requirements. These efforts are reflected in our list of top 10 holdings, which includes six new entries since our last report.

TECHNOLOGY AND ENERGY HOLDINGS DECLINE

     Just as the broad slowdown left few areas of the economy unscathed, the impact of the downturn was felt throughout the Heritage portfolio. A good example is the technology sector, an area the team reduced throughout the period. Tech issues were already reeling from spending cuts by telecommunications providers when companies in a broader range of industries began reducing their capital expenditures. This is best illustrated by
Heritage's software stake, which included companies serving the financial, telecommunications, information technology, and semiconductor industries. Each of these areas experienced declining profits and companies responded by cutting their outlays for computer software. The fund's holdings in hardware, electrical equipment, and semiconductor manufacturers also declined. Though the management team cut the fund's technology position by more than 50%, this sector was the biggest detractor from Heritage's 12-month performance.

* All fund returns referenced in this commentary are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                                10/31/01          10/31/00
NO. OF COMPANIES                                  77                75
P/E RATIO                                        31.3              41.6
MEDIAN MARKET                                    $2.81            $4.40
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $4.81            $6.24
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               152%              119%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2001
U. S. COMMON STOCKS
   & EQUITY FUTURES                                              92.2%
FOREIGN STOCKS                                                    3.8%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         96.0%
TEMPORARY CASH INVESTMENTS                                        4.0%

Investment terms are defined in the Glossary on pages 41-42.

 10     1-800-345-2021

Heritage--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

     Companies eliminated from the portfolio included Rational Software, a creator of programs and tools used by software developers, and Newport
Corporation, which manufactures equipment for automating the assembly of fiber-optic components and semiconductors.

     The fund's energy stake also declined. Heritage was invested mainly in energy services firms that supported the  exploration and drilling activities of large production companies. These holdings performed well last year when energy prices were high and drilling activity peaked but declined in 2001 as increased production and declining demand pushed petroleum and natural gas reserves back to their normal levels. As a result, the management team reduced its stake in this area.

     As the team repositioned Heritage, its search for companies with accelerating growth led to the health care sector, which replaced technology as the fund's largest sector commitment. Though this area was among the few showing sustainable earnings growth during the period, it was subject to profit taking.
Even fundamentally sound companies suffered as investors occasionally sold health care to invest elsewhere. Drugmaker Genzyme bucked this trend, contributing to Heritage's bottom line on the strength  of market share growth by two of its key products.

DEPENDABLE EARNINGS WERE IMPORTANT

     Facing a slowing economy and a cloudy corporate earnings picture, investors placed a premium on companies that have reliable sources of future revenue. This helped Heritage earn solid results from investments in companies holding long-term service contracts with their customers. The fund's top performer was
Affiliated Computer Services, an outsourcing company that handles accounts payable, loans, and claims  processing for its corporate and  government clients.

     The economic downturn also drew investors to companies that make and sell non-cyclical consumer goods such as food, drinks, and other household basics.
These stocks often perform well under slowing economic conditions on the assumption that consumers will continue to purchase everyday items during tough times. This helped lift investments in grocery stores and companies that make personal products such as soap and deodorant.

     Heritage's returns also got a boost from investments in banks that benefited from the refinancing boom and wider profit margins that accompanied the Federal Reserve's rate cuts.

LOOKING AHEAD

     Though monetary and fiscal stimulus efforts did little to help stock market returns in the short-term, they may  ultimately prove successful in reviving the slumping economy. By the end of October, the Federal Reserve cut rates nine times in 2001, lowering the federal funds rate by 4%. Congress also lent a hand, passing a tax-cut package that produced mid-year rebates for most  taxpayers.
With these stimulative efforts working their way through the economy and nascent signs of a recovery showing up in some industries, we are hopeful that the market's progress in October can be sustained.

     Regardless of how long it takes for the economy and stock market to regain their footing, the Heritage team remains fully committed to the belief that investing in companies that are growing at accelerating and sustainable rates will enable us to generate superior positive returns over time.

[right margin]

TOP TEN HOLDINGS
                                                        % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                              10/31/01            4/30/01
AFFILIATED COMPUTER
     SERVICES INC.                              4.8%                3.4%
HCR MANOR CARE, INC.                            3.5%                2.0%
LOCKHEED MARTIN CORP.                           2.5%                  --
TEVA PHARMACEUTICAL
     INDUSTRIES LTD. ADR                        2.5%                1.6%
BISYS GROUP, INC. (THE)                         2.3%                2.3%
HEALTH MANAGEMENT
     ASSOCIATES, INC.                           2.3%                1.8%
TCF FINANCIAL CORP.                             2.3%                1.8%
CONCORD EFS, INC.                               2.2%                2.0%
HARLEY-DAVIDSON, INC.                           2.1%                  --
ALLERGAN, INC.                                  1.9%                0.8%

TOP FIVE INDUSTRIES
                                                        % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                              10/31/01            4/30/01

DRUGS                                          13.4%                7.7%
MEDICAL PROVIDERS
     & SERVICES                                11.0%                7.5%
INFORMATION SERVICES                            9.2%                7.9%
MEDICAL PRODUCTS
     & SUPPLIES                                 6.2%                2.6%
FINANCIAL SERVICES                              5.5%               12.5%

                                           www.americancentury.com         11

Heritage--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                     Value
--------------------------------------------------------------------------------

COMMON STOCKS - 93.0%

APPAREL & TEXTILES - 1.1%

                  278,700  NIKE, Inc.                                             $              13,757
                                                                      --------------------------------------

BANKS - 3.4%

                  187,900  Commerce Bancorp, Inc.                                                13,717

                  698,700  TCF Financial Corp.                                                   29,345
                                                                      --------------------------------------

                                                                                                 43,062
                                                                      --------------------------------------

CHEMICALS - 0.7%

                  284,600  Valspar Corp.                                                          9,554
                                                                      --------------------------------------

CLOTHING STORES - 1.4%

                  561,500  Ross Stores, Inc.                                                     17,606
                                                                      --------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.4%

                  501,500  Diebold, Inc.                                                         18,204
                                                                      --------------------------------------

COMPUTER SOFTWARE - 4.1%

                  393,300  Advent Software Inc.(1)                                               15,176

                1,317,300  Compuware Corp.(1)                                                    13,548

                   28,100  Eclipsys Corporation(1)                                                  354

                  125,200  Symantec Corp.(1)                                                      6,883

                  344,600  Synopsys, Inc.(1)                                                     16,202
                                                                      --------------------------------------

                                                                                                 52,163
                                                                      --------------------------------------

DEFENSE/AEROSPACE - 4.4%

                  180,200  Alliant Techsystems Inc.(1)                                           15,724

                  651,800  Lockheed Martin Corp.                                                 31,788

                  269,300  Raytheon Company                                                       8,685
                                                                      --------------------------------------

                                                                                                 56,197
                                                                      --------------------------------------

DEPARTMENT STORES - 0.6%

                  264,600  Family Dollar Stores, Inc.                                             7,636
                                                                      --------------------------------------

DRUGS - 13.4%

                  339,400  Allergan, Inc.                                                        24,366

                  317,900  AmerisourceBergen Corp.(1)                                            20,206

                  258,100  Cephalon, Inc.(1)                                                     16,280

                  314,500  Enzon, Inc.(1)                                                        19,469

                  126,800  Genzyme Corp.(1)                                                       6,839

                  579,050  IVAX Corp.(1)                                                         11,899

                  602,200  King Pharmaceuticals, Inc.(1)                                         23,480

                  197,800  Mylan Laboratories Inc.                                                7,293

                  283,400  Sigma-Aldrich Corp.                                                   10,632

                  511,408  Teva Pharmaceutical Industries
                              Ltd. ADR                                                           31,612
                                                                      --------------------------------------

                                                                                                172,076
                                                                      --------------------------------------

ELECTRICAL EQUIPMENT - 2.5%

                  271,100  Celestica Inc.(1)                                                      9,304

                   73,000  L-3 Communications Holdings, Inc.(1)                                   6,342

                  369,000  Mettler-Toledo International, Inc.(1)                                 16,941
                                                                      --------------------------------------

                                                                                                 32,587
                                                                      --------------------------------------

Shares                     ($ in Thousands)                                                       Value
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 0.5%

                  186,800  PP&L Resources, Inc.                                  $                6,379
                                                                     ---------------------------------------

FINANCIAL SERVICES - 5.5%

                  455,350  Ambac Financial Group, Inc.                                           21,857

                  565,374  BISYS Group, Inc. (The)(1)(2)                                         29,427

                  412,800  MBIA Inc.                                                             19,014
                                                                     ---------------------------------------

                                                                                                 70,298
                                                                     ---------------------------------------

FOOD & BEVERAGE - 0.3%

                  221,300  Coca-Cola Enterprises Inc.                                             4,061
                                                                     ---------------------------------------

GROCERY STORES - 1.9%

                  478,200  Albertson's Inc.                                                      15,259

                  440,500  Supervalu Inc.                                                         9,400
                                                                     ---------------------------------------

                                                                                                 24,659
                                                                     ---------------------------------------

HOME PRODUCTS - 1.6%

                1,223,600  Dial Corp. (The)                                                      20,410
                                                                     ---------------------------------------

INDUSTRIAL PARTS - 2.5%

                  233,200  American Standard Companies Inc.(1)                                   13,502

                  693,200  Shaw Group Inc. (The)(1)                                              19,063
                                                                     ---------------------------------------

                                                                                                 32,565
                                                                     ---------------------------------------

INDUSTRIAL SERVICES - 2.8%

                  195,104  Copart Inc.(1)                                                         5,729

                  217,200  DeVry Inc.(1)                                                          5,854

                  870,400  Hanover Compressor Company(1)                                         24,005
                                                                     ---------------------------------------

                                                                                                 35,588
                                                                     ---------------------------------------

INFORMATION SERVICES - 9.2%

                  696,900  Affiliated Computer Services Inc.(1)                                  61,363

                1,043,800  Concord EFS, Inc.(1)                                                  28,574

                  320,800  Corporate Executive Board Co. (The)(1)                                 9,837

                  258,050  Fair, Isaac and Co., Inc.                                             12,270

                  208,000  Valassis Communications, Inc.(1)                                       6,490
                                                                     ---------------------------------------

                                                                                                118,534
                                                                     ---------------------------------------

MEDIA - 1.8%

                  303,700  Cox Radio Inc. Cl A(1)                                                 6,590

                   89,000  Entercom Communications Corp.(1)                                       2,999

                  565,100  Westwood One, Inc.(1)                                                 13,444
                                                                     ---------------------------------------

                                                                                                 23,033
                                                                     ---------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 6.2%

                  257,400  Beckman Coulter Inc.                                                  10,932

                  388,400  Becton Dickinson & Co.                                                13,905

                  349,100  Hillenbrand Industries, Inc.                                          18,509

                  254,200  Millipore Corp.                                                       13,295

                1,055,800  STERIS Corp.(1)                                                       23,650
                                                                     ---------------------------------------

                                                                                                 80,291
                                                                     ---------------------------------------

 12         1-800-345-2021                   See Notes to Financial Statements

Heritage--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                     Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 11.0%

                  797,800  Apria Healthcare Group Inc.(1)                        $              18,349

                1,947,300  HCR Manor Care, Inc.(1)                                              45,490

                1,508,300  Health Management Associates, Inc.(1)                                29,397

                  705,000  HealthSouth Corp.(1)                                                  9,179

                1,192,400  Omnicare, Inc.                                                       23,705

                  530,300  Province Healthcare Co.(1)                                           14,591
                                                                     ---------------------------------------

                                                                                               140,711
                                                                     ---------------------------------------

MINING & METALS - 0.3%

                  129,000  Texas Industries Inc.                                                 3,883
                                                                     ---------------------------------------

MOTOR VEHICLES & PARTS - 2.1%

                  593,600  Harley-Davidson, Inc.                                                26,866
                                                                     ---------------------------------------

OIL SERVICES - 3.4%

                  340,800  Cooper Cameron Corp.(1)                                              13,292

                  668,500  ENSCO International Inc.                                             13,236

                  230,500  Global Power Equipment Group Inc.(1)                                  3,455

                  282,000  Sante Fe International                                                6,864

                  193,000  Weatherford International, Inc.(1)                                    6,606
                                                                     ---------------------------------------

                                                                                                43,453
                                                                     ---------------------------------------

PROPERTY & CASUALTY INSURANCE - 1.6%

                  124,100  Fidelity National Financial, Inc.                                     2,856

                  494,300  Gallagher (Arthur J.) & Co.                                          18,061
                                                                     ---------------------------------------

                                                                                                20,917
                                                                     ---------------------------------------

RESTAURANTS - 3.3%

                  547,700  Jack in the Box Inc.(1)                                              13,473

                  355,600  Tricon Global Restaurants, Inc.(1)                                   17,990

                  408,200  Wendy's International, Inc.                                          10,736
                                                                     ---------------------------------------

                                                                                                42,199
                                                                     ---------------------------------------

SECURITIES & ASSET MANAGEMENT - 3.8%

                  389,133  Affiliated Managers Group Inc.(1)                                    24,010

                  376,100  Investment Technology Group Inc.(1)                                  24,224
                                                                     ---------------------------------------

                                                                                                48,234
                                                                     ---------------------------------------

SPECIALTY STORES - 2.2%

                  535,100  Barnes & Noble Inc.(1)                                               19,665

                  146,700  Best Buy Co., Inc.(1)                                                 8,054

                   19,200  Hollywood Entertainment Corp.(1)                                        308
                                                                     ---------------------------------------

                                                                                                28,027
                                                                     ---------------------------------------

TOTAL COMMON STOCKS                                                                          1,192,950
                                                                     ---------------------------------------
  (Cost $1,128,184)

                           ($ in Thousands)                                                     Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* - 3.0%

       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 2.50%, dated 10/31/01,
              due 11/1/01 (Delivery value $39,094)                               $               39,091
                                                                     ---------------------------------------
  (Cost $39,091)

TEMPORARY CASH INVESTMENTS - 4.0%

       Repurchase Agreement, Morgan Stanley
              Group Inc., (U.S. Treasury obligations), in a
              joint trading account at 2.45%,
              dated 10/31/01, due 11/1/01
              (Delivery value $26,102)                                                           26,100

       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 2.50%, dated 10/31/01,
              due 11/1/01 (Delivery value $25,311)                                               25,309
                                                                     ---------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                                 51,409
                                                                     ---------------------------------------
  (Cost $51,409)

TOTAL INVESTMENT SECURITIES - 100.0%                                                         $1,283,450
                                                                     ==========================================
  (Cost $1,218,684)

EQUITY FUTURES CONTRACTS*

                                                  ($ in Thousands)

                        Expiration         Underlying Face       Unrealized
     Purchased             Date            Amount at Value          Gain
-----------------------------------------------------------------------------

   148 S&P 500           December
      Futures              2001                $39,091             $1,881
                                      =======================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements              www.americancentury.com     13

Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                           INVESTOR CLASS              ADVISOR CLASS           INSTITUTIONAL CLASS
                       (INCEPTION 6/30/71)(1)       (INCEPTION 6/4/97)          (INCEPTION 6/16/97)

                               RUSSELL                     RUSSELL                     RUSSELL
                            1000 GROWTH  S&P 500         1000 GROWTH  S&P 500        1000 GROWTH  S&P 500
                      GROWTH    INDEX    INDEX    GROWTH    INDEX     INDEX   GROWTH    INDEX     INDEX

6 MONTHS(2) ......... -16.04%  -18.37%  -14.60%  -16.29%  -18.37%   -14.60%   -15.88%   -18.37%   -14.60%
1 YEAR .............. -34.14%  -39.95%  -24.91%  -34.40%  -39.95%   -24.91%   -33.94%   -39.95%   -24.91%
============================================================================================================
AVERAGE ANNUAL RETURNS
============================================================================================================
3 YEARS ............... 0.03%  -4.12%     0.04%   -0.27%   -4.12%     0.04%     0.27%    -4.12%     0.04%
5 YEARS ............... 8.69%   7.47%    10.04%      --       --        --        --        --        --
10 YEARS .............. 9.00%  10.97%    12.76%      --       --        --        --        --        --
LIFE OF FUND ......... 16.53%   N/A(3)   11.95%    6.87%    3.88%(4)  6.59%(4)  6.11%     3.02%(5)  5.65%(5)

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Benchmark began 1/1/79.

(4) Since 5/31/97, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 39-41 for information about share classes, the indices and returns.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include  operating expenses (such as transaction costs and management fees) that reduce returns while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

 14     1-800-345-2021

Growth--Performance Review
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin, Prescott LeGard, and Greg Woodhams]

     A commentary by C. Kim Goodwin, Prescott LeGard, and Greg Woodhams,
portfolio managers on the Growth investment team.

     Growth declined 34.14%* during a difficult 12-month stretch in which the average large-cap growth fund fell 38.73%.** The fund's benchmark, the Russell
1000 Growth Index, also dropped, falling 39.95% during the year ending October
31, 2001.

     Over the past three years, Growth finished in positive territory with an annualized return of 0.03%, compared to a 4.12% decline for the benchmark and a
1.74% loss for its average peer. On a five-year basis, Growth has generated an annualized return of 8.69%, beating the benchmark's 7.47% gain and the average peer's 6.61% return. See page 14 for additional performance information.

     Despite Federal Reserve rate cuts and a pending fiscal stimulus plan, the economic slowdown that began in 2000 led to three consecutive quarters of declining corporate earnings in 2001. Falling consumer confidence and a slowdown in corporate spending contributed to the worst period for earnings in more than
10 years, pushing the market lower throughout the year.

     Against this backdrop, the Growth management team stuck with its proven process that centers on identifying and investing in companies whose revenues and earnings are growing at accelerating rates. A strength of this long-held approach is that it allows the team to invest in companies wherever they can be found in the equity market. As a result, the fund has taken positions in a broader range of industries than a year ago, which has contributed to the team's ability to outperform its benchmark and peers.

TECHNOLOGY, TELECOM AND FINANCIALS DECLINE

     The pressure that has weighed on technology stocks since March 2000 intensified over the last 12 months. The slowdown in business conditions forced corporate budget-cutters to slash expenses, and information technology initiatives were prime targets. This resulted in cancelled projects and contributed to the inventory glut that weighed on some of Growth's investments in makers of data storage equipment, gear for routing information, software for managing data, and semiconductors that power IT components. A good example is
Sun Microsystems, which saw demand for its network servers continue to decline.

     Bright spots in Growth's technology stake included solid performances by a few personal-computer-related stocks, including Dell, a PC manufacturer that gained market share and grew its earnings during a price war. The fund also gained from its stake in a leading developer of PC-related software.

     Profitability concerns continued to bear down on the telecommunications industry. With their earnings under pressure, wireless providers have reduced their capital expenditures and held up the deployment of new technology that will offer users more powerful capabilities. This has dampened subscriber growth, delayed the introduction of more prof-

* All fund returns referenced in this commentary are for Investor Class shares.
**Based on large-cap growth funds tracked by Lipper Inc.

[right margin]

PORTFOLIO AT A GLANCE
                                                10/31/01        10/31/00
NO. OF COMPANIES                                  98                64
P/E RATIO                                        32.4              44.0
MEDIAN MARKET                                    $25.9            $58.3
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $103              $161
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               114%              102%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS
   & EQUITY FUTURES                                              92.9%
FOREIGN STOCKS                                                    5.0%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         97.9%
TEMPORARY CASH INVESTMENTS                                        2.1%

Investment terms are defined in the Glossary on pages 41-42.

                                               www.americancentury.com     15

Growth--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

itable services, and slowed the demand for new wireless phones, hurting handset manufacturers such as Nokia, which the fund owned during the year.

     The financial sector, which provided mixed results, was another area that was hit hard by the economic slowdown. As business conditions deteriorated, investors grew concerned that credit card companies and commercial lenders would suffer from loan defaults. At the same time, the fund's holdings in mortgage lenders and thrifts, such as Washington Mutual, performed well due to the boom in refinancing activity and improved profit margins augured by lower interest rates.

CONSUMERS RESILIENT

     Consumers remained a source of strength in the U.S. economy until the closing weeks of the period when the terrorist attacks and war in Afghanistan finally put a damper on discretionary spending. Even after the attacks, when the prospects for a recession grew more likely, investments in discount department stores held up as investors sought retailers who cater to bargain-conscious shoppers.

     The management team's search for sustainable growth also led to companies that make products that consumers buy regardless of economic conditions. As a result, manufacturers of everyday items such as soft drinks, snacks, soap and razor blades contributed to Growth's absolute returns during the period.

     Health care issues, which account  for one of the fund's largest sector weightings, also eased the pressure on Growth's bottom line. Though these stocks declined in absolute terms on a twelve-month basis, they outperformed the market as a whole and gained ground during the second half of the fund's fiscal year.
The best performers were manufacturers of medical products and supplies.

     We remain fully committed to buying companies showing improvement. Our belief is that this approach will continue to enable shareholders to meet their financial goals over time.

[left margin]

TOP TEN HOLDINGS
                                                        % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/01             4/30/01
PFIZER, INC.                                    5.4%                5.4%
PEPSICO, INC.                                   3.9%                3.1%
INTEL CORP.                                     3.8%                3.3%
MICROSOFT CORP.                                 3.5%                6.0%
WAL-MART STORES, INC.                           3.5%                3.4%
CISCO SYSTEMS INC.                              2.9%                0.9%
AMERICAN INTERNATIONAL
     GROUP, INC.                                2.8%                2.3%
GENERAL ELECTRIC CO.                            2.4%                2.5%
CITIGROUP INC.                                  2.4%                2.1%
HOME DEPOT, INC.                                2.0%                3.2%

TOP FIVE INDUSTRIES
                                                        % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/01             4/30/01
DRUGS                                          17.0%               15.7%
SEMICONDUCTOR                                   8.9%               13.1%
FOOD & BEVERAGE                                 7.3%                6.3%
MEDICAL PRODUCTS
     & SUPPLIES                                 6.9%                3.9%
ELECTRICAL EQUIPMENT                            5.2%                2.4%

 16         1-800-345-2021

Growth--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                    Value
--------------------------------------------------------------------------------

COMMON STOCKS - 95.2%

ALCOHOL - 2.2%

                1,735,400  Anheuser-Busch Companies, Inc.                        $              72,296

                1,578,613  Heineken NV ORD                                                      58,038
                                                                     ---------------------------------------

                                                                                               130,334
                                                                     ---------------------------------------

BANKS - 4.3%

                3,027,566  Citigroup Inc.                                                      137,815

                  912,600  Fifth Third Bancorp                                                  51,498

                  848,600  State Street Corp.                                                   38,645

                  894,000  Synovus Financial Corp.                                              20,580
                                                                     ---------------------------------------

                                                                                               248,538
                                                                     ---------------------------------------

CHEMICALS - 1.1%

                  123,100  Goodyear Tire & Rubber Co. (The)                                      2,293

                  599,900  Minnesota Mining & Manufacturing Co.                                 62,618
                                                                     ---------------------------------------

                                                                                                64,911
                                                                     ---------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 5.0%

                  619,800  Apple Computer, Inc.(1)                                              10,887

                2,764,100  Dell Computer Corp.(1)                                               66,255

                4,590,100  EMC Corp. (Mass.)                                                    56,550

                2,158,600  Gateway Inc.(1)                                                      12,196

                  995,700  International Business Machines Corp.                               107,606

                  493,000  Network Appliances, Inc.(1)                                           6,559

                3,229,400  Sun Microsystems, Inc.(1)                                            32,778
                                                                     ---------------------------------------

                                                                                               292,831
                                                                     ---------------------------------------

COMPUTER SOFTWARE - 5.0%

                3,525,700  Microsoft Corp.(1)                                                  205,002

                4,876,800  Oracle Corp.(1)                                                      66,105

                  845,300  Veritas Software Corp.(1)                                            23,994
                                                                     ---------------------------------------

                                                                                               295,101
                                                                     ---------------------------------------

DEFENSE/AEROSPACE(2)

                   64,200  TRW Inc.                                                              2,169
                                                                     ---------------------------------------

DEPARTMENT STORES - 4.4%

                  593,400  Family Dollar Stores, Inc.                                           17,126

                1,145,800  Target Corp.                                                         35,692

                3,955,900  Wal-Mart Stores, Inc.                                               203,332
                                                                     ---------------------------------------

                                                                                               256,150
                                                                     ---------------------------------------

DRUGS - 17.0%

                1,746,700  American Home Products Corp.                                         97,518

                1,678,700  Amgen Inc.(1)                                                        95,375

                  804,500  Bristol-Myers Squibb Co.                                             43,001

                  953,100  Cardinal Health, Inc.                                                63,963

                  636,200  Genzyme Corp.(1)                                                     34,313

                3,087,000  Immunex Corp.(1)                                                     73,872

                  944,300  Lilly (Eli) & Co.(3)                                                 72,239

                1,541,310  Novartis AG ORD                                                      57,685

Shares                     ($ in Thousands)                                                      Value
-------------------------------------------------------------------------------

                7,510,150  Pfizer, Inc.                                          $              314,675

                1,427,900  Pharmacia Corp.                                                       57,859

                1,169,678  Sanofi-Synthelabo S.A. ORD                                            77,111
                                                                     ---------------------------------------

                                                                                                987,611
                                                                     ---------------------------------------

ELECTRICAL EQUIPMENT - 5.2%

               10,050,900  Cisco Systems Inc.(1)                                                170,011

                1,559,900  Jabil Circuit, Inc.(1)                                                33,070

                2,222,600  JDS Uniphase Corp.(1)                                                 17,770

                1,442,800  Juniper Networks, Inc.(1)                                             32,023

                3,221,400  Motorola, Inc.                                                        52,734
                                                                     ---------------------------------------

                                                                                                305,608
                                                                     ---------------------------------------

ELECTRICAL UTILITIES - 0.8%

                  123,600  American Electric Power                                                5,179

                  192,700  Dominion Resources Inc. (Va.)                                         11,778

                  416,800  Duke Energy Corp.                                                     16,009

                  256,300  TXU Corp.                                                             11,749
                                                                     ---------------------------------------

                                                                                                 44,715
                                                                     ---------------------------------------

ENERGY RESERVES & PRODUCTION - 0.5%

                  493,800  Phillips Petroleum Co.                                                26,868
                                                                     ---------------------------------------

ENTERTAINMENT - 1.0%

                1,959,600  AOL Time Warner Inc.(1)                                               61,159
                                                                     ---------------------------------------

FINANCIAL SERVICES - 4.8%

                  395,500  Fannie Mae                                                            32,020

                  358,900  Federal Home Loan
                              Mortgage Corporation                                               24,341

                3,793,600  General Electric Co.(3)                                              138,124

                1,916,300  MBNA Corp.                                                            52,909

                  404,900  USA Education Inc.                                                    33,024
                                                                     ---------------------------------------

                                                                                                280,418
                                                                     ---------------------------------------

FOOD & BEVERAGE - 7.3%

                  792,300  Kraft Foods Inc.                                                      26,740

                  484,227  Nestle S.A. ORD                                                      100,467

                4,731,900  PepsiCo, Inc.                                                        230,491

                  793,500  SYSCO Corp.                                                           19,131

                1,003,200  Wrigley (Wm.) Jr. Company                                             50,210
                                                                     ---------------------------------------

                                                                                                427,039
                                                                     ---------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.6%

                  549,600  Cummins Inc.                                                          17,208

                  268,300  Eaton Corp.                                                           17,558
                                                                     ---------------------------------------

                                                                                                 34,766
                                                                     ---------------------------------------

HEAVY MACHINERY - 0.2%

                  251,400  Caterpillar Inc.                                                      11,243
                                                                     ---------------------------------------

HOME PRODUCTS - 2.3%

                2,574,100  Gillette Company                                                      80,029

                  712,000  Procter & Gamble Co. (The)                                            52,531
                                                                     ---------------------------------------

                                                                                                132,560
                                                                     ---------------------------------------

INDUSTRIAL PARTS - 0.3%

                  522,700  Stanley Works (The)                                                   20,030
                                                                     ---------------------------------------

See Notes to Financial Statements                 www.americancentury.com     17

Growth--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                                                    Value
--------------------------------------------------------------------------------

INVESTMENT TRUSTS - 4.7%

                  525,000  iShares S&P 500 Index Fund                            $              55,577

                3,227,800  Nasdaq 100-Index Tracking Stock(1)                                  109,422

                1,029,900  Standard and Poor's 500
                              Depositary Receipt                                               109,046
                                                                     ---------------------------------------

                                                                                               274,045
                                                                     ---------------------------------------

MEDIA - 1.2%

                  553,600  Clear Channel Communications, Inc.(1)                                21,103

                1,392,182  Viacom, Inc. Cl B(1)                                                 50,829
                                                                     ---------------------------------------

                                                                                                71,932
                                                                     ---------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 6.9%

                1,982,200  Abbott Laboratories                                                 105,017

                1,807,300  Baxter International, Inc.                                           87,419

                  589,700  Biomet Inc.                                                          18,021

                  369,300  Guidant Corp.(1)                                                     15,330

                1,999,600  Johnson & Johnson                                                   115,796

                1,195,100  Medtronic, Inc.                                                      48,163

                  157,800  St. Jude Medical, Inc.(1)                                            11,204
                                                                     ---------------------------------------

                                                                                               400,950
                                                                     ---------------------------------------

MOTOR VEHICLES & PARTS - 0.6%

                  397,000  Delphi Automotive Systems                                             4,609

                  340,900  General Motors Corp.                                                 14,086

                  345,300  PACCAR Inc.                                                          18,241
                                                                     ---------------------------------------

                                                                                                36,936
                                                                     ---------------------------------------

OIL REFINING - 0.6%

                1,195,100  USX-Marathon Group                                                   32,973
                                                                     ---------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.8%

                2,052,737  American International Group, Inc.                                  161,345
                                                                     ---------------------------------------

RAILROADS - 0.3%

                  380,700  Union Pacific Corp.                                                  19,800
                                                                     ---------------------------------------

SECURITIES & ASSET MANAGEMENT - 1.7%

                  549,100  Bear Stearns Companies Inc. (The)                                    29,651

                  481,100  Edwards (A.G.), Inc.                                                 19,023

                  606,900  Morgan Stanley Dean Witter & Co.                                     29,689

                1,421,400  Schwab (Charles) Corp.                                               18,308
                                                                     ---------------------------------------

                                                                                                96,671
                                                                     ---------------------------------------

SEMICONDUCTOR - 8.9%

                1,063,400  Applied Materials, Inc.(1)                                           36,267

                  611,500  Applied Micro Circuits Corp.(1)                                       6,742

                1,616,700  Conexant Systems, Inc.(1)                                            16,418

                9,153,500  Intel Corp.                                                         223,482

                  835,600  Lam Research Corp.(1)                                                15,843

                1,463,000  Linear Technology Corp.                                              56,772

                1,033,200  Maxim Integrated Products, Inc.(1)                                   47,269

                  505,100  Novellus Systems, Inc.(1)                                            16,681

                3,605,900  Texas Instruments Inc.                                              100,929
                                                                     ---------------------------------------

                                                                                               520,403
                                                                     ---------------------------------------

Shares                     ($ in Thousands)                                                     Value
-------------------------------------------------------------------------------

SPECIALTY STORES - 3.6%

                  622,600  Best Buy Co., Inc.(1)                                 $               34,181

                3,047,200  Home Depot, Inc.                                                     116,494

                1,786,400  Lowe's Companies, Inc.                                                60,916
                                                                     ---------------------------------------

                                                                                                211,591
                                                                     ---------------------------------------

TELEPHONE - 0.7%

                  450,500  BellSouth Corp.                                                       16,669

                  512,000  Verizon Communications                                                25,502
                                                                     ---------------------------------------

                                                                                                 42,171
                                                                     ---------------------------------------

TOBACCO - 0.2%

                  285,900  Philip Morris Companies Inc.                                          13,380
                                                                     ---------------------------------------

WIRELESS TELECOMMUNICATIONS - 1.0%

                1,176,100  QUALCOMM Inc.(1)                                                      57,776
                                                                     ---------------------------------------

TOTAL COMMON STOCKS                                                                           5,562,024
                                                                     ---------------------------------------
  (Cost $5,315,922)

 TEMPORARY CASH INVESTMENTS -

 SEGREGATED FOR FUTURES** - 2.7%

       Repurchase Agreement, Credit Suisse First
              Boston, Inc., (U.S. Treasury obligations), in a
              joint trading account at 2.54%,
              dated 10/31/01, due 11/1/01
              (Delivery value $159,318)                                                         159,307
                                                                     ---------------------------------------
  (Cost $159,307)

 TEMPORARY CASH INVESTMENTS - 2.1%

       Repurchase Agreement, Credit Suisse First
              Boston, Inc., (U.S. Treasury obligations), in a
              joint trading account at 2.54%,
              dated 10/31/01, due 11/1/01
              (Delivery value $123,202)                                                         123,193
                                                                     ---------------------------------------
  (Cost $123,193)

TOTAL INVESTMENT SECURITIES - 100.0%                                                         $5,844,524
                                                                     ==========================================
  (Cost $5,598,422)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                                                     ($ in Thousands)
      Contracts            Settlement                             Unrealized
       to Sell                Date                 Value             Gain
------------------------------------------------------------------------------

   76,294,851  EURO        11/30/2001           $  68,590            $275
  131,596,195  CHF         11/30/2001              80,550              85
                                           -----------------------------------
                                                 $149,140            $360
                                           ===================================

(Value on Settlement Date $149,500)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

 18         1-800-345-2021                  See Notes to Financial Statements

Growth--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

 EQUITY FUTURES CONTRACTS**

                                                       ($ in Thousands)
                       Expiration          Underlying Face         Unrealized
      Purchased           Date             Amount at Value            Gain
-------------------------------------------------------------------------------
   363  Nasdaq 100      December
       Futures            2001               $  49,695               $5,910
   415  S&P 500         December
       Futures            2001                 109,612                1,958
                                      -----------------------------------------
                                              $159,307               $7,868
                                      =========================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements              www.americancentury.com     19

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 2001

                                            SELECT             HERITAGE               GROWTH

ASSETS                                                       (In Thousands)

Investment securities, at value
  (identified cost of $4,173,857,
  $1,218,684, and $5,598,422) (Note 3) .. $4,911,927           $1,283,450            $5,844,524

Cash ....................................         --                  285                    --

Receivable for investments sold .........     77,955               10,502                86,548

Receivable for forward foreign
currency exchange contracts .............         --                   --                   360

Receivable for capital shares sold ......        369                   13                   273

Receivable for variation margin
  on futures contracts ..................         --                   --                    76

Dividends and interest receivable .......      3,909                  480                 3,296
                                  -------------------   ------------------   -------------------

                                           4,994,160            1,294,730             5,935,077
                                  -------------------   ------------------   -------------------

LIABILITIES

Disbursements in excess of
  demand deposit cash .......................  3,549                   --                 2,543

Payable for investments purchased ........... 35,849                5,687               103,427

Payable for variation margin
  on futures contracts ......................    476                  100                    --

Accrued management fees (Note 2) ............  4,258                1,104                 4,983

Distribution fees payable (Note 2) ..........      5                   --                     6

Service fees payable (Note 2) ...............      5                   --                     6

Payable for directors' fees
  and expenses (Note 2) .....................      4                    1                     4
                                  -------------------   ------------------   -------------------

                                              44,146                6,892               110,969
                                  -------------------   ------------------   -------------------

Net Assets .......................        $4,950,014           $1,287,838            $5,824,108
                                  ===================   ==================   ===================

NET ASSETS CONSIST OF:

Capital (par value and
  paid-in surplus) ...................... $4,840,093           $1,443,924            $6,877,644

Accumulated undistributed
  net investment income (loss) ..........      9,014                   --                    --

Accumulated net realized loss
  on investment and
  foreign currency transactions .........   (644,342)            (222,729)           (1,307,900)

Net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ...........    745,249               66,643               254,364
                                  -------------------   ------------------   -------------------

                                          $4,950,014           $1,287,838            $5,824,108
                                  ===================   ==================   ===================

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets .......................... $4,744,917,256       $1,205,807,656        $5,714,647,575
Shares outstanding ..................    135,801,589          119,029,861           320,193,307
Net asset value per share ...........         $34.94               $10.13                $17.85

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ..........................    $23,388,572           $2,146,224           $25,272,017
Shares outstanding ..................        674,322              212,761             1,421,037
Net asset value per share ...........         $34.68               $10.09                $17.78

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ..........................   $181,707,916          $79,881,768           $84,188,894
Shares outstanding ..................      5,168,715            7,857,519             4,704,304
Net asset value per share ...........         $35.16               $10.17                $17.90

C Class, $0.01 Par Value
  ($ and shares in full)
Net assets ..........................            N/A               $2,616                    --
Shares outstanding ..................            N/A                  259                    --
Net asset value per share ...........            N/A               $10.10                    --

                                           See Notes to Financial Statements
 20         1-800-345-2021         See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2001

                                            SELECT             HERITAGE               GROWTH

INVESTMENT INCOME (LOSS)                                    (In Thousands)

Income:

Dividends (net of foreign taxes
  withheld of $308, $54 and
  $775, respectively) .................. $    58,525           $    5,919         $     46,553

Interest ...............................      10,190                9,687               25,640
                                  -------------------   ------------------   -------------------

                                              68,715               15,606               72,193
                                  -------------------   ------------------   -------------------

Expenses (Note 2):

Management fees ........................      59,489               15,872               72,580

Distribution fees:

  Advisor Class ........................          56                    6                   67

  C Class ..............................          --                   --                   --

Service fees:

  Advisor Class ........................          56                    6                   67

  C Class ..............................          --                   --                   --

Directors' fees and expenses ...........          65                   17                   78
                                  -------------------   ------------------   -------------------

                                              59,666               15,901               72,792
                                  -------------------   ------------------   -------------------

Net investment income (loss) ...........       9,049                 (295)               (599)
                                  -------------------   ------------------   -------------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain (loss) on:

Investment transactions ................    (620,120)            (222,790)          (1,255,894)

Foreign currency transactions ..........          --                   19               (9,349)
                                  -------------------   ------------------   -------------------

                                            (620,120)            (222,771)          (1,265,243)
                                  -------------------   ------------------   -------------------

Change in net unrealized appreciation on:

Investments ............................  (1,480,061)            (425,935)          (1,955,676)

Translation of assets and
  liabilities in foreign currencies ....          --                    7                2,580
                                  -------------------   ------------------   -------------------

                                          (1,480,061)            (425,928)         (1,953,096)
                                  -------------------   ------------------   -------------------

Net realized and unrealized loss .......  (2,100,181)            (648,699)         (3,218,339)
                                  -------------------   ------------------   -------------------

Net Decrease in Net Assets
  Resulting from Operations ............ $(2,091,132)           $(648,994)        $(3,218,938)
                                  ===================   ===================   ==================

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     21

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Increase (Decrease) in Net Assets

                                            SELECT             HERITAGE               GROWTH
                                        2001     2000       2001       2000       2001        2000

OPERATIONS                                    (In Thousands)

Net investment
  income (loss) .......... $ 9,049      $ (8,462)        $ (295)     $ (2,829)         $ (599)    $ (30,643)

Net realized gain (loss) .(620,120)      400,838       (222,771)      378,972      (1,265,243)     1,120,466

Change in net unrealized
 appreciation ......... (1,480,061)      170,802       (425,928)      272,192      (1,953,096)     (172,329)
                        -----------   -----------    -----------   -----------     -----------   -----------

Net increase (decrease)
  in net assets resulting
  from operations ..... (2,091,132)      563,178       (648,994)      648,335      (3,218,938)       917,494
                        -----------   -----------    -----------   -----------     -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ..................          --             --             --             (590)          --             --

  Advisor Class ...................          --             --             --               --           --             --

  Institutional Class .............          --             --             --               --           --             --

  C Class .........................          --             --             --               --           --             --

In excess of net investment income:

  Investor Class ..................          --             --             --           (2,849)          --             --

  Advisor Class ...................          --             --             --               --           --             --

  Institutional Class .............          --             --             --               (1)          --             --

  C Class .........................          --             --             --               --           --             --

From net realized gains:

  Investor Class ..................      (354,272)      (681,129)      (373,588)      (114,651)    (1,041,575)    (1,095,493)

  Advisor Class ...................        (1,139)          (867)          (426)          (122)        (2,804)        (1,720)

  Institutional Class .............       (13,023)       (12,251)        (1,803)           (10)       (10,889)          (297)

  C Class .........................          --             --             --             --             --             --

In excess of net realized gains:

  Investor Class ..................       (23,325)          --              (57)          --          (53,904)          --

  Advisor Class ...................           (75)          --             --             --             (145)          --

  Institutional Class .............          (857)          --             --             --             (564)          --

  C Class .........................          --             --             --             --             --             --
                                      -----------    -----------    -----------    -----------    -----------    -----------

Decrease in net assets
  from distributions ..............      (392,691)      (694,247)      (375,874)      (118,223)    (1,109,881)    (1,097,510)
                                      -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net
  assets from capital
  share transactions ..............        66,155        162,059        326,814        454,665        472,642      1,513,459
                                      -----------    -----------    -----------    -----------    -----------    -----------

Net increase (decrease)
  in net assets ...................    (2,417,668)        30,990       (698,054)       984,777     (3,856,177)     1,333,443

NET ASSETS

Beginning of period ...............     7,367,682      7,336,692      1,985,892      1,001,115      9,680,285      8,346,842
                                      -----------    -----------    -----------    -----------    -----------    -----------

End of period .....................   $ 4,950,014    $ 7,367,682    $ 1,287,838    $ 1,985,892    $ 5,824,108    $ 9,680,285
                                      ===========    ===========    ===========    ===========    ===========    ===========

Undistributed net
  investment income ...............   $     9,014           --             --             --             --      $     4,845
                                      ===========    ===========    ===========    ===========    ===========    ===========

                                            See Notes to Financial Statements
 22         1-800-345-2021         See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Heritage Fund
(Heritage), and Growth Fund (Growth) (the funds) are three of the funds in a series issued by the corporation. The funds are diversified under the 1940 Act.
The funds' investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Select is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the Institutional Class.
Heritage and Growth are authorized to issue the following classes of shares: the
Investor Class, the Advisor Class, the Institutional Class, and the C Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class commenced on June 26, 2001, for Heritage. Sale of the C Class had not commenced for Growth as of October 31, 2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                               www.americancentury.com     23

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their  ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and  tax purposes and may result in reclassification among certain  capital accounts.

    At October 31, 2001, Select, Heritage and Growth had accumulated net realized capital loss carryovers for federal income  tax purposes of
$590,924,057, $207,387,710, and $1,147,735,688, respectively (expiring in 2009)
which may be used to offset  future taxable gains.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of each fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class, the Institutional
Class and the C Class is 1.00%, 0.75%, 0.80%, and 1.00%, respectively, for each of the funds, as applicable.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans by the Advisor
Class during the year ended October 31, 2001 are detailed in the Statement of
Operations. Fees incurred by Heritage's C Class for the year ended October 31,
2001 were not significant to the class. No fees were incurred for Growth's C
Class because it had not commenced operations.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM), an equity investor  in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (See Note 6). Select has a securities lending agreement with Chase Manhattan Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

 24     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended
October 31, 2001, were as follows:

                          SELECT              HERITAGE               GROWTH
==============================================================================
                                           (In Thousands)

Purchases ............. $5,666,565           $2,138,143            $7,704,191
==============================================================================

                                           (In Thousands)

Proceeds from sales ... $5,889,911           $2,180,209            $8,125,402

  On October 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          SELECT              HERITAGE               GROWTH
==============================================================================
Appreciation ......... $870,962,796         $124,895,279          $683,740,056

Depreciation ......... (179,131,149)         (73,589,515)         (590,070,264)
                  ------------------   ------------------    ------------------

Net .................. $691,831,647        $  51,305,764          $  93,669,792
                  ==================   ==================    ==================

Federal Tax Cost ... $4,220,095,463       $1,232,144,416         $5,750,854,122
                  ==================   ==================    ==================

                                            www.americancentury.com         25

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

4. CAPITAL SHARE TRANSACTIONS

                                    SELECT                   HERITAGE                    GROWTH

                             SHARES       AMOUNT       SHARES        AMOUNT        SHARES         AMOUNT

INVESTOR CLASS                                            (In Thousands)

Shares Authorized ........   360,000                    354,000                     710,000
                          ===========                ===========                 ===========

Year ended October 31, 2001

Sold ......................    8,074     $332,615        40,474      $531,168        31,697    $   694,176

Issued in reinvestment
  of distributions ........    8,013      361,964        26,373       366,856        43,025      1,046,358

Redeemed ..................  (16,048)    (649,980)      (51,253)     (660,269)      (61,948)   (1,311,499)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase ..............       39    $  44,599        15,594      $237,755        12,774    $   429,035
                          ===========  ===========  ===========   ===========   ===========   ===========

Year ended October 31, 2000

Sold ......................   20,269   $1,073,533        59,899    $1,032,958        96,164     $3,174,940

Issued in reinvestment
  of distributions ........   12,782      655,426         8,241       116,117        34,139      1,060,359

Redeemed ..................  (32,635)  (1,732,796)      (41,522)     (701,575)      (86,611)   (2,833,102)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase (decrease) ...      416   $   (3,837)       26,618    $  447,500        43,692    $1,402,197
 .                          ===========  ===========   ===========   ===========   ===========   ===========

 ADVISOR CLASS                                            (In Thousands)

Shares Authorized .........  100,000                    105,000                     210,000
                          ===========                ===========                 ===========

Year ended October 31, 2001

Sold ......................      363      $14,579           154        $1,956         1,173       $25,023

Issued in reinvestment
  of distributions ........       26        1,185            31           426           101         2,459

Redeemed ..................     (143)      (5,700)          (84)         (960)         (651)      (13,059)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase ..............      246      $10,064           101        $1,422           623       $14,423
 .                          ===========  ===========   ===========   ===========   ===========   ===========

Year ended October 31, 2000

Sold ......................      543      $29,065            51          $899           627       $20,908

Issued in reinvestment
  of distributions ........       17          844             9           120            54         1,687

Redeemed ..................     (289)     (15,282)          (29)         (521)         (288)       (9,329)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase ..............      271      $14,627            31          $498           393       $13,266
                          ===========  ===========   ===========   ===========   ===========   ===========

 INSTITUTIONAL CLASS                                       (In Thousands)

Shares Authorized .........   40,000                     41,000                       80,000
                          ===========                ===========                 ===========

Year ended October 31, 2001

Sold ......................    1,090      $44,857         8,153       $95,648         2,166       $40,256

Issued in reinvestment
  of distributions ........      306       13,880           130         1,803           471        11,453

Redeemed ..................   (1,175)     (47,245)         (859)       (9,817)       (1,087)      (22,525)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase ..............      221      $11,492         7,424       $87,634         1,550       $29,184
                          ===========  ===========   ===========   ===========   ===========   ===========

Year ended October 31, 2000

Sold ......................    3,636     $194,046           789       $12,901         3,335      $105,632

Issued in reinvestment
  of distributions ........      239       12,248             1            11            10           297

Redeemed ..................   (1,029)     (55,025)         (363)       (6,245)         (237)       (7,933)
                          -----------  -----------   -----------   -----------   -----------   -----------

Net increase ..............    2,846     $151,269           427       $ 6,667         3,108      $ 97,996
                          ===========  ===========   ===========   ===========   ===========   ===========

 26         1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                    SELECT                   HERITAGE                    GROWTH

                             SHARES       AMOUNT       SHARES        AMOUNT        SHARES         AMOUNT

C CLASS                                                   (In Thousands)

Shares Authorized ........      N/A                   100,000                      100,000
                          ===========                ===========                 ===========

Period ended October 31, 2001(1)

Sold .....................                                --(2)           $3
                          ===========                ===========   ===========

(1)  June 26, 2001 (commencement of sale) through October 31, 2001 for Heritage

(2)  Amount rounds to less than one thousand shares.

5. SECURITIES LENDING

    At October 31, 2001, securities in Select valued at $139,327,645 were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $143,291,500. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under  the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
October 31, 2001.

                                               www.americancentury.com     27

Select--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                               Investor Class

                                         2001          2000          1999          1998          1997
===========================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $52.20       $53.32        $49.54        $48.18         $41.52
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(1) .....  0.06        (0.06)         0.01          0.12           0.15

  Net Realized and
    Unrealized Gain (Loss) ........... (14.53)        4.04         13.73          9.37          10.51
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ... (14.47)        3.98         13.74          9.49          10.66
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income .........     --           --         (0.17)        (0.20)        (0.32)

  From Net Realized Gains ............  (2.62)        (5.10)       (9.79)        (7.93)        (3.68)

  In Excess of Net Realized Gains ....  (0.17)           --           --            --            --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................  (2.79)        (5.10)        (9.96)       (8.13)        (4.00)
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $34.94       $52.20        $53.32        $49.54         $48.18
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(2) .................... (28.93)%       7.64%        31.22%        22.96%         27.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............    1.00%       1.00%         1.00%         1.00%          1.00%

Ratio of Net Investment Income
  (Loss) to Average Net Assets .......    0.15%     (0.11)%         0.03%         0.25%          0.33%

Portfolio Turnover Rate ..............      98%         67%          130%          165%            94%

Net Assets, End of Period (in millions) .$4,745      $7,086        $7,216        $5,591         $4,769

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                             See Notes to Financial Statements
 28         1-800-345-2021          See Glossary for a Definition of the Table

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                Advisor Class

                                         2001          2000          1999          1998         1997(1)
==========================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $52.01       $53.19        $49.44        $48.16         $49.43
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Loss(2) .........      (0.04)       (0.21)        (0.13)           --          (0.02)

  Net Realized and
    Unrealized Gain (Loss) .......     (14.50)        4.13         13.71          9.37          (1.25)
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ... (14.54)        3.92         13.58          9.37          (1.27)
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income .........     --           --         (0.04)        (0.16)            --

  From Net Realized Gains ............  (2.62)        (5.10)       (9.79)        (7.93)            --

  In Excess of Net Realized Gains ....  (0.17)           --           --            --             --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................  (2.79)        (5.10)       (9.83)        (8.09)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $34.68       $52.01        $53.19        $49.44         $48.16
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) .................... (29.18)%       7.54%        30.87%        22.67%       (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............   1.25%        1.25%         1.25%         1.25%        1.25%(4)

Ratio of Net Investment Loss
  to Average Net Assets ..............  (0.10)%     (0.36)%       (0.22)%           --       (0.17)%(4)

Portfolio Turnover Rate ..............      98%         67%          130%          165%          94%(5)

Net Assets, End of Period
  (in thousands) .....................  $23,389     $22,239        $8,369        $1,617         $1,289

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     29

Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Institutional Class

                                         2001          2000          1999          1998         1997(1)
==========================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $52.36       $53.41        $49.63        $48.24         $40.56
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income(2) .......       0.14         0.04          0.02          0.22           0.13

  Net Realized and
    Unrealized Gain (Loss) .......     (14.55)        4.01         13.83          9.37           7.55
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ..  (14.41)        4.05         13.85          9.59           7.68
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income ......        --           --         (0.28)        (0.27)            --

  From Net Realized Gains .........     (2.62)       (5.10)        (9.79)        (7.93)            --

  In Excess of Net Realized Gains .     (0.17)          --            --            --             --
                                  -----------   -----------   -----------   -----------    -----------

   Total Distributions .............    (2.79)       (5.10)       (10.07)        (8.20)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period .....   $35.16       $52.36        $53.41        $49.63         $48.24
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) ..................   (28.71)%       7.77%        31.47%        23.22%        18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ................  0.80%       0.80%         0.80%         0.80%       0.80%(4)

Ratio of Net Investment Income
  to Average Net Assets ................  0.35%       0.09%         0.23%         0.45%       0.45%(4)

Portfolio Turnover Rate ................    98%         67%          130%          165%         94%(5)

Net Assets, End of Period
  (in thousands) ..................... $181,708     $259,092     $112,293          $173       $11,486

(1)  March 13, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

                                             See Notes to Financial Statements
 30         1-800-345-2021          See Glossary for a Definition of the Table

Heritage--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                             Investor Class

                                       2001          2000          1999          1998          1997
=========================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period .............    $19.10       $13.02         $9.98        $14.86         $12.24
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(1) ...... --(2)       (0.03)         0.02          0.03           0.01

  Net Realized and
    Unrealized Gain (Loss) ............ (5.33)        7.63          3.04         (2.14)          3.41
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ...  (5.33)        7.60          3.06         (2.11)          3.42
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income .........     --        (0.01)        (0.02)        (0.07)        (0.09)

  In Excess of Net Investment Income ...   --        (0.03)           --            --            --

  From Net Realized Gains ..............(3.64)       (1.48)           --         (2.70)        (0.71)

  In Excess of Net Realized Gains ...... --(2)          --            --            --            --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................. (3.64)       (1.52)        (0.02)        (2.77)        (0.80)
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $10.13       $19.10        $13.02         $9.98         $14.86
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) .................... (33.08)%      62.61%        30.71%       (15.87)%        29.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ................. 1.00%       1.00%         1.00%          1.00%         1.00%

Ratio of Net Investment Income
  (Loss) to Average Net Assets ........ (0.02)%     (0.17)%         0.19%          0.29%         0.05%

Portfolio Turnover Rate ...............    152%        119%          134%           148%           69%

Net Assets, End of Period
  (in millions) ........................ $1,206      $1,975        $1,000           $978        $1,321

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     31

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                               Advisor Class

                                        2001          2000          1999          1998         1997(1)
=========================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $19.05       $12.98         $9.96        $14.85         $14.23
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ...  (0.04)        (0.07)        (0.01)         0.02         (0.01)

  Net Realized and
    Unrealized Gain (Loss) ..........  (5.32)         7.62          3.03         (2.14)          0.63
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ..  (5.36)         7.55          3.02         (2.12)          0.62
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income ..........   --            --(3)         --(3)      (0.07)            --

  In Excess of Net Investment Income ..   --            --(3)         --            --             --

  From Net Realized Gains ............ (3.60)        (1.48)           --         (2.70)            --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................ (3.60)        (1.48)           --(3)      (2.77)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ...... $10.09         $19.05       $12.98         $9.96         $14.85
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(4) ................... (33.30)%        62.26%       30.37%       (16.03)%         4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...............  1.25%         1.25%        1.25%          1.25%         1.25%(5)

Ratio of Net Investment Income
  (Loss) to Average Net Assets ....... (0.27)%       (0.42)%      (0.06)%          0.04%       (0.23)%(5)

Portfolio Turnover Rate ................  152%          119%         134%           148%           69%(6)

Net Assets, End of Period
  (in thousands) ...................... $2,146        $2,127       $1,060           $748            $120

(1) July 11, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

                                            See Notes to Financial Statements
 32         1-800-345-2021         See Glossary for a Definition of the Table

Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Institutional Class

                                      2001          2000          1999          1998         1997(1)
=======================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $19.14       $13.04        $10.00        $14.87         $13.60
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(2) .....  --(3)        --(3)         0.04          0.06           0.01

  Net Realized and
    Unrealized Gain (Loss) ............ (5.30)         7.65         3.04         (2.14)          1.26
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations .... (5.30)         7.65         3.08         (2.08)          1.27
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income ..........    --        (0.01)        (0.04)        (0.09)            --

  In Excess of Net Investment Income ..    --        (0.06)           --            --             --

  From Net Realized Gains ............. (3.67)       (1.48)           --         (2.70)            --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................. (3.67)       (1.55)        (0.04)        (2.79)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $10.17       $19.14        $13.04        $10.00         $14.87
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(4) .................... (32.84)%      63.00%        30.92%      (15.67)%         9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ................. 0.80%       0.80%         0.80%         0.80%         0.80%(5)

Ratio of Net Investment Income
  to Average Net Assets ................. 0.18%       0.03%         0.39%         0.49%         0.21%(5)

Portfolio Turnover Rate .................  152%        119%          134%          148%           69%(6)

Net Assets, End of Period
  (in thousands) ...................... $79,882      $8,302           $92           $70             $129

(1)  June 16, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     33

Heritage--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31

                                                                       C Class

                                                                        2001(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ...............................     $12.43
                                                                     -----------

Income From Investment Operations

  Net Investment Loss(2) ...........................................      (0.06)

  Net Realized and Unrealized Loss .................................      (2.27)
                                                                     -----------

  Total From Investment Operations .................................      (2.33)
                                                                     -----------

Net Asset Value, End of Period .....................................     $10.10
                                                                     ===========

  Total Return(3) ..................................................     (18.74)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..................    2.00%(4)

Ratio of Net Investment Loss to Average Net Assets .................  (1.50)%(4)

Portfolio Turnover Rate ............................................     152%(5)

Net Assets, End of Period ..........................................      $2,616

(1) June 26, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2001.

                                            See Notes to Financial Statements

 34         1-800-345-2021         See Glossary for a Definition of the Table

Growth--Financial Highlights
--------------------------------------------------------------------------------

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                           Investor Class

                                      2001          2000          1999          1998          1997
=======================================================================================================

PER-SHARE DATA

Net Asset Value,
  Beginning of Period ............     $31.09       $31.60        $28.03        $27.86         $22.21
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(1) ....   --(2)       (0.10)        (0.07)        (0.01)          0.01

  Net Realized and
    Unrealized Gain (Loss) ...........  (9.66)         3.73          9.03          4.35           6.07
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ...  (9.66)         3.63          8.96          4.34           6.08
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Investment Income .........     --            --            --            --          (0.18)

  From Net Realized Gains ............  (3.40)        (4.14)        (5.39)        (4.17)         (0.25)

  In Excess of Net Realized Gains ....  (0.18)           --            --            --             --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................  (3.58)        (4.14)        (5.39)        (4.17)        (0.43)
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $17.85        $31.09        $31.60        $28.03         $27.86
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) .................... (34.14)%       11.49%        36.31%        18.53%        27.85%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............    1.00%        1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Income
  (Loss) to Average Net Assets .......  (0.01)%      (0.30)%       (0.24)%       (0.02)%         0.02%

Portfolio Turnover Rate ..............     114%         102%           92%          126%           75%

Net Assets, End of Period
  (in millions) ......................   $5,715       $9,557        $8,333        $6,097        $5,113

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     35

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class

                                      2001          2000          1999          1998         1997(1)
=======================================================================================================

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............    $31.01       $31.52        $27.97        $27.84         $24.36
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Loss(2) ..........     (0.06)       (0.19)        (0.15)        (0.08)        (0.06)

  Net Realized and
    Unrealized Gain (Loss) ........     (9.66)        3.73          9.02          4.35          3.54
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ...  (9.72)        3.54          8.87          4.27           3.48
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Realized Gains ............  (3.33)       (4.05)        (5.32)        (4.14)            --

  In Excess of Net Realized Gains ....  (0.18)          --            --            --             --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................  (3.51)       (4.05)        (5.32)        (4.14)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $17.78       $31.01        $31.52        $27.97         $27.84
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) .................... (34.40)%      11.23%        35.93%        18.23%        14.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............    1.25%       1.25%         1.25%         1.25%       1.25%(4)

Ratio of Net Investment Loss
  to Average Net Assets ..............  (0.26)%     (0.55)%       (0.49)%       (0.27)%     (0.47)%(4)

Portfolio Turnover Rate ..............     114%        102%           92%          126%         75%(5)

Net Assets, End of Period
  (in thousands) .....................  $25,272     $24,750       $12,759         $5,520        $2,200

(1) June 4, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

                                            See Notes to Financial Statements
 36         1-800-345-2021         See Glossary for a Definition of the Table

Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                              Institutional Class

                                      2001          2000          1999          1998         1997(1)
=======================================================================================================

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............    $31.15       $31.66        $28.08        $27.88         $25.75
                                  -----------   -----------   -----------   -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ....   0.04         (0.03)        (0.03)         0.05           0.01

  Net Realized and
    Unrealized Gain (Loss) ...........  (9.65)         3.72          9.07          4.34           2.12
                                  -----------   -----------   -----------   -----------    -----------

  Total From Investment Operations ...  (9.61)         3.69          9.04          4.39           2.13
                                  -----------   -----------   -----------   -----------    -----------

Distributions

  From Net Realized Gains ............  (3.46)        (4.20)        (5.46)        (4.19)            --

  In Excess of Net Realized Gains ....  (0.18)           --            --            --             --
                                  -----------   -----------   -----------   -----------    -----------

  Total Distributions ................  (3.64)        (4.20)        (5.46)        (4.19)            --
                                  -----------   -----------   -----------   -----------    -----------

Net Asset Value, End of Period ....... $17.90        $31.15        $31.66        $28.08         $27.88
                                  ===========   ===========   ===========   ===========    ===========

  Total Return(3) .................... (33.94)%       11.70%        36.62%        18.77%         8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............    0.80%        0.80%         0.80%         0.80%       0.80%(4)

Ratio of Net Investment Income
  (Loss) to Average Net Assets .......    0.19%      (0.10)%       (0.04)%         0.18%       0.07%(4)

Portfolio Turnover Rate ..............     114%         102%           92%          126%         75%(5)

Net Assets, End of Period
  (in thousands) .....................  $84,189      $98,239        $1,453          $465          $171

(1)  June 16, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table      www.americancentury.com     37

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Heritage Fund and Growth
Fund, (collectively the "Funds"), three of the funds comprising American Century
Mutual Funds, Inc., as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the  custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Select Fund,
Heritage Fund and Growth Fund as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

 38     1-800-345-2021

Share Class, Retirement Account, and Tax Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by  the Heritage fund:
Investor Class, Advisor Class, Institutional Class, and C Class. Three classes of shares are authorized for sale by the Select and Growth funds: Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the  C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The following amounts were distributed during the fiscal year ended October
31, 2001 as capital gain dividends, all of which are designated as 20% rate gain distributions: $392,655,614 by Select, $221,161,718 by Heritage, and
$1,012,598,795 by Growth.

                                               www.americancentury.com     39

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. The established nature of the companies in which
Select invests helps lessen the fund's short-term price fluctuations.

     AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates. With this investment approach, Heritage should display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

     AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than  growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000
Index represents approximately 10% of the total market capitalization of the top
3,000 companies. The average market capitalization of the index is approximately
$420 million.

     The RUSSELL 1000 INDEX, created by the Frank Russell Company, measures the performance of the 1,000 largest companies  in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

     The RUSSELL 1000 GROWTH INDEX  measures the performance of those Russell
1000 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance  of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values.

[left margin]

PORTFOLIO MANAGERS

  Select
       KENNETH CRAWFORD
       TIM REYNOLDS
================================================================================
  Heritage
       LINDA PETERSON, CFA
       KURT STALZER
================================================================================
  Growth
       C. KIM GOODWIN
       GREG WOODHAMS, CFA
       PRESCOTT LEGARD, CFA

 40     1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 28-37.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is
Lipper's  market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market  fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS --
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization  breakpoint as of October 31, 2001, although it may be  subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                               www.americancentury.com     41

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the STATEMENT OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

 42     1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                               www.americancentury.com     43

Notes
--------------------------------------------------------------------------------

 44     1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                      Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0112                                 American Century Investment Services, Inc.
SH-ANN-27611S                      (c)2001 American Century Services Corporation

[front cover]

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of rowers]
[graphic of markets diary/stocks chart]

Veedot(sm)

October 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III
Our Message to You
--------------------------------------------------------------------------------

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to  devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(registered mark)

Sincerely,

/signature/                                /signature/

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION
   Share Class and Retirement Account Information .........................   20
   Background Information

                                                  www.americancentury.com

Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

* The 12 months ended October 31, 2001 marked one of the most disappointing U.S.
  equity markets ever. The Dow Jones Industrial Average  fell 15.94%, the S&P
  500 Index slumped 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies,  plummeted 49.68%.

* The Federal Reserve's attempt to revive a sluggish U.S. economy through interest rate cuts produced a wave of optimism in the second quarter that faded over the summer when it became increasingly clear that a significant rebound was unlikely to occur this year. The September 11 terrorist attacks, from an investment perspective, confirmed that the economy had entered a recession.

* Although the gloom of terrorism and war lingered in October, there were some bright spots. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way.

* Though uncertainty remains, we see reasons to be optimistic. Business inventories have been greatly reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold.

VEEDOT

* Veedot declined 27.03%* during the year ended October 31, 2001, one of the most difficult environments for growth-oriented investors on record. The fund's benchmark, the Wilshire 5000 Index, fell 25.54% for the year.

* Financial stocks contributed significantly to returns, with strong performance delivered by banks and thrifts that benefited in the wake of falling interest rates, and increased loan and refinancing activity. The fund's stake in insurance providers also helped, as these firms were boosted by improved pricing power and well-performing bond portfolios.

* Holdings in the consumer services sector also worked to the fund's advantage, where the fund's disciplined process led it to successful firms in the commercial publishing and restaurant and leisure industries.

* Technology holdings detracted the most from performance, as firms in this sector continued to suffer from dwindling demand, inventory excesses, and slipping revenues as businesses and consumers reeled in technology spending.

* Telecommunications firms also weighed on performance. Wireless firms struggled with poor returns on their investment in the build-out of high-speed data networks and limited capital, while telephone companies suffered with increasing competition and rising capital budgets.

* Fund returns referenced in this review are for Investor Class shares and do not reflect the deduction of a 2% redemption fee, which could lower your return. See page 4 for complete performance information.

[left margin]

                          VEEDOT(1)
                           (AMVIX)
       TOTAL RETURNS:                  AS OF 10/31/01
          6 Months .......................... -13.43%(2)
          1 Year ............................ -27.03%
       INCEPTION DATE:                       11/30/99
       NET ASSETS:                     $240.8 million(3)

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes all share classes.

Investment terms are defined in the Glossary on pages 22-23.

2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing  U.S. equity markets in history. When  we closed our books, the Dow Jones Industrial Average was down 15.94%, the S&P 500 Index had declined 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

     From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of  second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to  occur this year. Worsening economic conditions overseas lowered investors'
expectations as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

     Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was fed by surprisingly resilient post-September 11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth.  In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with select providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process  led us away from technology and other sectors displaying decelerating growth.

     Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year, which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

     In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong--for example, a protracted war or negative impact on oil prices due to events in the Middle East--the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"Though uncertainty remains, we see reasons to be optimistic."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500                    -24.91%
S&P MIDCAP 400             -12.45%
RUSSELL 2000               -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                                  www.americancentury.com     3

Veedot--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                 INVESTOR CLASS (INCEPTION 11/30/99)       INSTITUTIONAL CLASS (INCEPTION 8/1/00)

              WILSHIRE 5000   VEEDOT       NET OF         WILSHIRE 5000    VEEDOT       NET OF
                 INDEX                 REDEMPTION FEE(2)     INDEX                 REDEMPTION FEE(2)

6 MONTHS(1) ... -14.37%       -13.43%      -15.16%          -14.37%       -13.40%      -15.13%
1 YEAR ........ -25.54%       -27.03%      -28.49%          -25.54%       -26.86%      -28.32%
====================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND .. -12.22%        -7.34%       -8.30%          -20.96%(3)    -24.19%      -25.41%

(1)  Returns for periods less than one year are not annualized.

(2)  Returns reflect the deduction of a 2% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(3)  Since 7/31/2000 the date nearest the class's inception for which data are available.

See pages 20-22 for information about share classes, the Wilshire 5000 Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The Wilshire 5000 Index is provided for comparison in each graph.
Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire
5000 Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

* From 11/30/99 to 10/31/00.

4     1-800-345-2021

Veedot--Performance Review
--------------------------------------------------------------------------------

[photo of Jim Stowers III and John Small, Jr.]

     A market overview and performance commentary by Jim Stowers III and John
Small, Jr., portfolio managers on the Veedot investment team.

PERFORMANCE OVERVIEW

     Veedot's performance for the year ended October 31, 2001, reflects a period marked by a sluggish economy, slowing corporate earnings, as well as the unprecedented events of  September 11. In this difficult environment, Veedot declined 27.03%*, while its benchmark, the Wilshire 5000 Index, fell 25.54%.

VEEDOT'S INVESTMENT STRATEGY

     Veedot seeks long-term returns by investing in companies whose earnings and revenues are growing at an accelerating rate. To find those firms, we use a very systematic, repeatable discipline, focusing only on a stock's fundamental data and its historical response to investor behavior. We're interested in a company's earnings and revenue acceleration and its past and current stock performance, rather than its product or management.

      To find accelerating firms, we rely on American Century's proprietary data base that screens approximately 12,000 stocks. It tracks companies of all sizes without regard to sector, industry, or geographical location, and singles out those that best meet its fundamental investment criteria of accelerating earnings and revenues. We then study each stock's historical price pattern to identify those companies that appear to be in the early stages of their growth cycle. Our objective is to own companies when their growth is most dramatic.

     The events that occurred during the period covered by this report have created significant challenges. For example, the volatility in the markets in recent months has been dramatic, causing us to trade more frequently than is typical. In addition, the collapse of corporate earnings has made it increasingly difficult to find stocks that consistently demonstrate the characteristics we seek, which also resulted in more frequent trading. Due to these factors, portfolio turnover was higher than in the previous period.

FINANCIAL AND CONSUMER SERVICES SECTORS LEND STRENGTH

     Veedot's disciplined approach worked to the fund's advantage in the financial sector. Strong security selection, particularly among banks, thrifts, and insurance providers, enabled the fund to fare better than its benchmark in these groups. As the economy continued to slump and interest rates drifted lower, investors flocked to banks and thrifts on confidence that they would benefit from increased loan and refinancing activity. Property and casualty insurance providers were enjoying the dual benefits of the industry's improved pricing power and well-performing bond portfolios ahead of the September attacks; in their wake, they have been negatively affected by claims but are raising rates in response.

* Fund returns referenced in this review are for Investor Class shares and do not reflect the deduction of a 2% redemption fee, which could lower your return.
See previous page for complete performance information.

[right margin]

PORTFOLIO AT A GLANCE
                                         10/31/01         10/31/00

NO. OF EQUITY SECURITIES                   253               99

P/E RATIO                                 26.6              38.8

MEDIAN MARKET                             $1.43             $8.02
CAPITALIZATION                           BILLION           BILLION

WEIGHTED MARKET                           $8.62             $33.7
CAPITALIZATION                           BILLION           BILLION

PORTFOLIO TURNOVER                         410%            250%(1)

EXPENSE RATIO (FOR
INVESTOR CLASS)                           1.50%           1.50%(2)

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                  AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS                                         98.3%
FOREIGN STOCKS                                              0.5%
--------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                   98.8%
TEMPORARY CASH                                              1.2%

(1)    For the period from 11/30/99 to 10/31/00.

(2)    Annualized.

Investment terms are defined in the Glossary on pages 22-23.

                                                  www.americancentury.com     5

Veedot--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     With the strength of corporate earnings growing more and more uncertain, investors favored classic defensive safe havens, and Veedot got a boost from holdings in the consumer services sector, where its disciplined process pointed to successful firms in the publishing industry serving business customers. Our strategy highlighted similar opportunities among restaurants and leisure companies--particularly those associated with motorsports -- which benefited as investors appeared willing to bear the expenses of entertainment and dining out even as recession loomed.

TECHNOLOGY FOUNDERS

     Almost without pause, technology stocks continued a downward trajectory that began in March 2000. As conditions continued to deteriorate, our investment process led us away from this troubled area. However, we were unable to sidestep damage entirely, as nearly all industries comprising this diverse  sector suffered from dwindling demand, inventory excesses, and slipping revenues as both businesses and consumers reeled in technology spending. The greatest detractors to performance were computer hardware and  electrical equipment holdings. Semiconductor stocks also detracted,  as slowdowns in demand for cellular handsets and personal computers resulted in lowered expectations for earnings of chipmakers and related companies. On a positive note, however, the fund benefited from strong stock selection among defense and aerospace stocks, which attracted investors after the attacks on September 11.

THE MONTHS AHEAD

     Although we do not attempt to predict the market's direction, it's logical to assume that the volatility that we've seen in recent months may continue in the days and weeks to come. Regardless of the market environment, however, we will continue to apply our disciplined acceleration-based approach. We believe this strategy enables us to position the fund to benefit from the market's best investment opportunities.

[left margin]

TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
                                             AS OF          AS OF
                                           10/31/01        4/30/01

TENET HEALTHCARE CORP.                       1.5%            1.4%
LOCKHEED MARTIN CORP.                        1.4%            0.7%
ST. JUDE MEDICAL, INC.                       1.2%            0.8%
PHILIP MORRIS
   COMPANIES INC.                            1.2%             --
ELCOR CORP.                                  1.1%             --
MYLAN LABORATORIES
   INC.                                      1.1%             --
KRONOS INC.                                  1.0%             --
ENDOCARE INC.                                0.8%             --
GTECH HOLDINGS CORP.                         0.8%            0.3%
BECTON DICKINSON
   & CO.                                     0.8%             --

TOP FIVE INDUSTRIES
                                             % OF FUND INVESTMENTS
                                             AS OF          AS OF
                                           10/31/01        4/30/01

MEDICAL PRODUCTS
   & SUPPLIES                               11.6%            6.1%
DRUGS                                        9.2%            3.8%
BANKS                                        6.7%            7.3%
MEDICAL PROVIDERS
   & SERVICES                                6.1%            8.9%
FOOD & BEVERAGE                              4.5%            1.6%

6         1-800-345-2021

Veedot--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                                                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.8%

ALCOHOL -- 0.7%
     40,000  Constellation Brands, Inc.(1)                 $   1,641,600
                                                     --------------------------

APPAREL & TEXTILES -- 0.5%
     20,000  Albany International Corp.(1)                       390,000
     25,000  K-Swiss Inc. Cl A                                   702,500
                                                     --------------------------
                                                               1,092,500
                                                     --------------------------

BANKS -- 6.7%
     30,000  Amsouth Bancorporation                              518,700
     30,000  Bank of America Corp.                             1,769,700
     15,000  Bank One Corp.                                      497,850
     20,000  Chittenden Corp.                                    494,800
     50,000  Citizens Banking Corp.                            1,517,250
     30,000  Commercial Federal Corp.                            748,800
     25,000  CVB Financial Corp.                                 561,625
     10,000  Fifth Third Bancorp                                 564,300
     15,000  First Midwest Bancorp Inc.                          501,375
     40,000  First Tennessee National Corp.                    1,382,000
     30,000  FirstMerit Corp.                                    692,550
     30,000  Flushing Financial Corp.                            534,750
     31,000  Hudson City Bancorp Inc.                            725,400
     20,000  Independence Community Bank                         486,500
     28,000  Marshall & Ilsley Corp.                           1,641,920
      5,000  Park National Corp.                                 458,750
      5,000  PNC Bank Corp.                                      274,500
     20,000  Provident Financial Group Inc.                      428,700
     75,000  Sky Financial Group Inc.                          1,489,500
     35,000  South Financial Group Inc. (The)                    558,075
     30,000  Susquehanna Bancshares Inc.                         634,800
                                                     --------------------------
                                                              16,481,845
                                                     --------------------------

CHEMICALS -- 1.6%
     15,000  Goodyear Tire & Rubber Co. (The)                    279,450
     20,000  H.B. Fuller Co.                                   1,031,700
     20,438  Ivex Packaging Corporation(1)                       372,994
     20,000  Minerals Technologies Inc.                          818,000
     30,000  Sherwin-Williams Co.                                730,800
     30,000  Tredegar Industries, Inc.                           532,500
                                                     --------------------------
                                                               3,765,444
                                                     --------------------------

CLOTHING STORES -- 0.4%
     15,000  Ross Stores, Inc.                                   470,325
     15,000  TJX Companies, Inc. (The)                           507,000
                                                     --------------------------
                                                                 977,325
                                                     --------------------------

Shares                                                            Value
-------------------------------------------------------------------------------

COMPUTER HARDWARE &  BUSINESS MACHINES -- 2.5%
     30,000  Apple Computer, Inc.(1)                              526,950
    100,000  Computer Network Tech Corp.(1)                     1,460,500
     40,000  Kronos Inc.(1)                                     2,298,600
     30,000  MCSi, Inc.(1)                                        658,650
    100,000  Palm Inc.(1)                                         246,500
     40,000  Storage Technology Corp.(1)                          750,800
                                                     --------------------------
                                                                5,942,000
                                                     --------------------------

COMPUTER SOFTWARE -- 3.4%
    125,000  Acclaim Entertainment Inc.(1)                        585,625
     25,000  ANSYS, Inc.(1)                                       524,625
     60,000  Avant! Corp.(1)                                      611,700
     50,000  Eclipsys Corporation(1)                              630,750
     30,000  JDA Software Group, Inc.(1)                          471,150
    100,000  Network Associates Inc.(1)                         1,922,500
     40,000  SPSS Inc.(1)                                         689,600
     25,000  Symantec Corp.(1)                                  1,374,500
     45,000  Systems & Computer
                Technology Corp.(1)                               541,575
     15,000  THQ, Inc.(1)                                         745,650
                                                     --------------------------
                                                                8,097,675
                                                     --------------------------

CONSTRUCTION & REAL PROPERTY -- 2.6%
     65,000  Champion Enterprises Inc.(1)                         572,650
     50,000  Clayton Homes, Inc.                                  700,000
     20,000  Crossmann Communities Inc.                           546,300
     15,000  D.R. Horton, Inc.                                    335,250
    112,700  Elcor Corp.                                        2,642,815
     35,000  Granite Construction Inc.                            871,500
     15,000  Lafarge Corp.                                        531,750
                                                     --------------------------
                                                                6,200,265
                                                     --------------------------

DEFENSE/AEROSPACE -- 3.8%
     20,000  Alliant Techsystems Inc.(1)                        1,745,200
     15,000  General Dynamics Corp.                             1,224,000
     70,000  Lockheed Martin Corp.                              3,413,900
      7,000  Northrop Grumman Corp.                               699,650
     45,000  Raytheon Company                                   1,451,250
     35,000  Teledyne Technologies Inc.(1)                        530,950
                                                     --------------------------
                                                                9,064,950
                                                     --------------------------

DEPARTMENT STORES -- 0.2%
     15,000  Sears, Roebuck & Co.                                 581,550
                                                     --------------------------

DRUGS -- 9.2%

     25,000  AmerisourceBergen Corp.(1)                         1,589,000
     25,000  Barr Laboratories, Inc.(1)                         1,820,000

     75,000  Bradley Pharmaceuticals(1)                           872,250
     20,000  Chiron Corp.(1)                                    1,076,400
    120,000  Connetics Corporation(1)                             958,200
     50,000  Corixa Corp.(1)                                      650,000
     10,000  D&K Healthcare Resources Inc.                        557,850
     50,000  Genencor International Inc.(1)                       620,250

See Notes to Financial Statements             www.americancentury.com         7

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                                                            Value
--------------------------------------------------------------------------------

     20,000  ICN Pharmaceuticals, Inc.                           484,200
     70,000  Immunex Corp.(1)                                  1,675,100
     45,000  McKesson Corp.                                    1,664,550
     20,000  Medicis Pharmaceutical Corp. Cl A(1)              1,153,800
     70,000  Mylan Laboratories Inc.                           2,580,900
     50,000  Novavax Inc.(1)                                     615,500
     40,000  OraSure Technologies Inc.(1)                        425,400
     40,000  Perrigo Co.(1)                                      592,400
     40,000  Pharmaceutical Resources Inc.(1)                  1,372,000
     25,000  Scios Inc.(1)                                       578,625
     40,000  Sepracor Inc.(1)                                  1,899,200
     70,000  SICOR Inc.(1)                                     1,311,100
                                                     ---------------------------
                                                          $   22,496,725
                                                     ---------------------------

ELECTRICAL EQUIPMENT -- 0.7%
     10,000  Flir Systems Inc.(1)                                463,800
     40,000  Itron Inc.(1)                                     1,121,200
                                                     ---------------------------
                                                               1,585,000
                                                     ---------------------------

ELECTRICAL UTILITIES -- 0.8%

     40,000  GPU Inc.                                          1,586,000
      5,000  United Illuminating Co.                             246,750
                                                     ---------------------------
                                                               1,832,750
                                                     ---------------------------

FINANCIAL SERVICES -- 3.5%
     30,000  AON Corp.                                         1,141,200
     10,000  Countrywide Credit Industries, Inc.                 399,300
     35,000  Doral Financial Corp.                             1,217,825
      5,000  Fannie Mae                                          404,800
     10,000  Federal Home Loan
                Mortgage Corporation                             678,200
     10,000  Hilb, Rogal & Hamilton Co.                          579,300
     15,000  Investors Financial Services Corp.                  794,025
     50,000  New Century Financial Corp.(1)                      567,250
     20,000  Student Loan Corp. (The)                          1,439,600
     75,000  UICI(1)                                           1,136,250
                                                     ---------------------------
                                                               8,357,750
                                                     ---------------------------

FOOD & BEVERAGE -- 4.5%
     35,000  American Italian Pasta Co. Cl A(1)                1,425,550
     75,000  Coca-Cola Enterprises Inc.                        1,376,250
     30,000  ConAgra, Inc.                                       687,000
     10,000  Dreyer's Grand Ice Cream Inc.                       327,250
     20,000  Fleming Companies Inc.                              482,000
     15,000  Hershey Foods Corp.                                 955,950
     20,000  Hormel Foods Corp.                                  480,000
     20,000  Interstate Bakeries Corp.                           471,400
     50,000  Kellogg Co.                                       1,525,000
     15,000  PepsiCo, Inc.                                       730,650
     40,000  Smithfield Foods Inc.(1)                            842,000
     75,000  United Natural Foods Inc.(1)                      1,555,500
                                                     ---------------------------
                                                              10,858,550
                                                     ---------------------------

Shares                                                         Value
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.7%
     50,000  Pactiv Corp.(1)                                 $    810,000
     15,000  Potlatch Corp.                                       375,750
     40,000  Wausau-Mosinee Paper Corp.                           414,000
                                                     ---------------------------
                                                                1,599,750
                                                     ---------------------------

GOLD -- 0.6%
    100,000  Homestake Mining Co.                                 820,000
     30,000  Newmont Mining Corp.                                 696,000
                                                     ---------------------------
                                                                1,516,000
                                                     ---------------------------

GROCERY STORES -- 0.9%
     30,000  Albertson's Inc.                                     957,300
     60,000  Great Atlantic & Pacific
                Tea Co., Inc. (The)(1)                          1,114,800
                                                     ---------------------------
                                                                2,072,100
                                                     ---------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.2%
     15,000  Cummins Inc.                                         469,650
                                                     ---------------------------

HOME PRODUCTS -- 2.8%
     15,000  Avon Products, Inc.                                  702,450
     15,000  Fortune Brands, Inc.                                 552,750
     60,000  Gillette Company                                   1,865,400
     50,000  Helen of Troy Ltd.(1)                                506,000
     50,000  International Flavors
                & Fragrances Inc.                               1,425,500
     20,000  Procter & Gamble Co. (The)                         1,475,600
     10,000  Tupperware Corp.                                     203,900
                                                     ---------------------------
                                                                6,731,600
                                                     ---------------------------

HOTELS -- 0.5%
     15,000  Argosy Gaming Company(1)                             435,450
     50,000  Aztar Corp.(1)                                       717,500
                                                     ---------------------------
                                                                1,152,950
                                                     ---------------------------

INDUSTRIAL PARTS -- 0.6%
     20,000  DRS Technologies Inc.(1)                             807,000
     20,000  Snap-on Inc.                                         535,200
                                                     ---------------------------
                                                                1,342,200
                                                     ---------------------------

INDUSTRIAL SERVICES -- 1.9%

     30,000  Armor Holdings Inc.(1)                               728,400
     30,000  Copart Inc.(1)                                       880,950
     20,000  G&K Services Inc. Cl A                               554,000
     50,000  Mobile Mini Inc.(1)                                1,555,750
     25,000  Right Management
                Consultants, Inc.(1)                              865,625
                                                     ---------------------------
                                                                4,584,725
                                                     ---------------------------

8         1-800-345-2021                      See Notes to Financial Statements

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                                                            Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 2.8%

     15,000  Apollo Group Inc. Cl A(1)                    $      609,825
     30,000  eFunds Corp.(1)                                     467,250
     15,000  Electronic Data Systems Corp.                       965,550
     20,000  First Data Corp.                                  1,351,400
     25,000  Fiserv, Inc.(1)                                     929,625
     60,000  McAfee.com Inc.(1)                                1,316,700
     35,000  MedQuist Inc.(1)                                    851,900
     10,000  Valassis Communications, Inc.(1)                    312,000
                                                     ---------------------------
                                                               6,804,250
                                                     ---------------------------

INTERNET -- 0.5%
     30,000  Overture Services Inc.(1)                           789,450
     70,000  Quovadx Inc.(1)                                     462,000
                                                     ---------------------------
                                                               1,251,450
                                                     ---------------------------

LEISURE -- 2.0%
     30,000  Action Performance Cos. Inc.(1)                     785,100
     50,000  GTECH Holdings Corp.(1)                           1,995,000
     50,000  Hasbro, Inc.                                        828,500
     15,000  International Speedway Corp. Cl A                   556,875
     70,000  Racing Champions Corp.(1)                           627,200
                                                     ---------------------------
                                                               4,792,675
                                                     ---------------------------

MEDICAL PRODUCTS & SUPPLIES -- 11.6%
     60,000  Apogent Technologies Inc.                         1,405,200
     40,000  Baxter International, Inc.                        1,934,800
     55,000  Becton Dickinson & Co.                            1,969,000
     50,000  Biomet Inc.                                       1,528,000
     75,000  Boston Scientific Corp.(1)                        1,705,500
     25,000  Cholestech Corp.(1)                                 548,250
     90,000  Endocare Inc.(1)                                  1,996,200
     35,000  Guidant Corp.(1)                                  1,452,850
     10,000  Hillenbrand Industries, Inc.                        530,200
     20,000  ICU Medical, Inc.(1)                                879,900
     24,200  Johnson & Johnson                                 1,401,422
     30,000  Kendle International Inc.(1)                        594,150
     20,000  Mentor Corp.                                        558,400
     30,000  Ocular Sciences, Inc.(1)                            694,350
     25,000  Patterson Dental Co.(1)                             950,125
     75,000  Sangstat Medical Corp.(1)                         1,712,250
     20,000  Schein (Henry), Inc.(1)                             675,100
     25,800  SonoSight, Inc.(1)                                  535,995
     40,000  St. Jude Medical, Inc.(1)                         2,839,999
     60,000  STERIS Corp.(1)                                   1,344,000
     30,000  Thoratec Corp.(1)                                   584,400
     50,000  Urologix Inc.(1)                                    756,250
     15,000  Ventana Medical Systems, Inc.(1)                    322,125
     40,000  Zoll Medical Corp.(1)                             1,353,600
                                                     ---------------------------
                                                              28,272,066
                                                     ---------------------------

Shares                                                            Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 6.1%
     60,000  Covance Inc.(1)                                    1,101,000
     60,000  First Health Group Corp.(1)                        1,611,000
     25,000  HCR Manor Care, Inc.(1)                              584,000
     50,000  Health Management Associates, Inc.(1)                974,500
     50,000  Humana Inc.(1)                                       577,500
      5,000  Laboratory Corporation of
                America Holdings(1)                               431,000
     40,000  Omnicare, Inc.                                       795,200
     40,000  PAREXEL International Corp.(1)                       598,000
     15,000  Quest Diagnostics Inc.(1)                            980,700
     65,000  Tenet Healthcare Corp.(1)                          3,738,800
     20,000  Triad Hospitals Inc.(1)                              538,000
     25,000  United HealthCare Corp.                            1,643,750
     10,000  Wellpoint Health Networks Inc.(1)                  1,115,900
                                                     ---------------------------
                                                               14,689,350
                                                     ---------------------------

MINING & METALS -- 0.5%
     15,000  Peabody Energy Corp.                                 450,000
     30,000  RTI International Metals Inc.(1)                     295,500
     15,000  Texas Industries Inc.                                451,500
                                                     ---------------------------
                                                                1,197,000
                                                     ---------------------------

MOTOR VEHICLES & PARTS -- 2.5%
     30,000  American Axle & Manufacturing
                Holdings, Inc.(1)                                 507,000
     15,000  Borg-Warner Automotive, Inc.                         640,800
     20,000  General Motors Corp.                                 826,400
     25,000  Harley-Davidson, Inc.                              1,131,500
     10,000  Johnson Controls, Inc.                               723,200
     20,000  Lear Corporation(1)                                  614,000
     50,000  Monaco Coach Corp.(1)                                895,000
     30,000  Winnebago Industries                                 729,900
                                                     ---------------------------
                                                                6,067,800
                                                     ---------------------------

OIL REFINING -- 2.4%
    100,000  Frontier Oil Corp.                                 1,900,000
     15,000  Northern Border Partners LP                          579,000
     50,000  Plains All American Pipeline LP                    1,294,000
     30,000  Ultramar Diamond Shamrock Corp.                    1,501,500
     15,000  Williams Energy Partners LP                          607,650
                                                     ---------------------------
                                                                5,882,150
                                                     ---------------------------

OIL SERVICES -- 2.6%
     15,000  Cooper Cameron Corporation(1)                        585,000
     65,000  ENSCO International Inc.                           1,287,000
    120,000  Grey Wolf, Inc.(1)                                   346,800
     40,000  Noble Drilling Corp.(1)                            1,222,000
     40,000  Pride International Inc.(1)                          514,400
     55,000  Sante Fe International                             1,338,700
     20,000  Schlumberger Ltd.                                    968,400
                                                     ---------------------------
                                                                6,262,300
                                                     ---------------------------

See Notes to Financial Statements                 www.americancentury.com      9

Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                                                            Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 1.5%
     15,000  Mercury General Corporation                 $       651,750
     10,000  Progressive Corp. (Ohio)                          1,387,100
    125,000  Vesta Insurance Group, Inc.                       1,592,500
                                                     ---------------------------
                                                               3,631,350
                                                     ---------------------------

PUBLISHING -- 0.8%
      55,000  Deluxe Corp.                                      1,925,000
                                                     ---------------------------

RAILROADS -- 0.2%
      15,000  Genesee & Wyoming Inc.(1)                           404,250
                                                     ---------------------------

REAL ESTATE INVESTMENT TRUST -- 1.4%
     90,000  Annaly Mortgage Management, Inc.                  1,237,500
     15,000  IndyMac Bancorp, Inc.(1)                            385,200
     20,000  Pan Pacific Retail Properties, Inc.                 555,000
     69,400  Thornburg Mortgage Inc.                           1,233,932
                                                     ---------------------------
                                                               3,411,632
                                                     ---------------------------

RESTAURANTS -- 1.3%

     20,000  Bob Evans Farms, Inc.                               376,500
     40,000  CBRL Group, Inc.(1)                               1,004,600
     30,000  Landry's Restaurants, Inc.                          526,500
     23,300  Tricon Global Restaurants, Inc.(1)                1,178,747
                                                     ---------------------------
                                                               3,086,347
                                                     ---------------------------

SECURITIES & ASSET MANAGEMENT -- 0.6%
      15,000  John Nuveen Co. Cl A                                705,000
      60,000  Schwab (Charles) Corp.                              772,800
                                                     ---------------------------
                                                                1,477,800
                                                     ---------------------------

SEMICONDUCTOR -- 3.5%
     70,000  ESS Technology, Inc.(1)                             899,150
     35,000  KLA-Tencor Corp.(1)                               1,428,525
     90,000  Kopin Corp.(1)                                    1,142,100
     25,000  Lam Research Corp.(1)                               474,000
     40,000  Novellus Systems, Inc.(1)                         1,321,000
     70,000  Oak Technology, Inc.(1)                             699,650
     35,000  RF Micro Devices, Inc.(1)                           715,400
     45,000  Silicon Laboratories Inc.(1)                      1,097,775
     30,000  Zoran Corporation(1)                                758,550
                                                     ---------------------------
                                                               8,536,150
                                                     ---------------------------

SPECIALTY STORES -- 3.6%
     50,000  99 Cents Only Stores(1)                           1,777,500
      7,000  Autozone Inc.(1)                                    409,710
     40,000  Barnes & Noble Inc.(1)                            1,470,000
     30,000  Fred's, Inc.                                        978,750
     20,000  Michaels Stores, Inc.(1)                          1,025,700
    200,000  PETsMART, Inc.(1)                                 1,561,000
     25,000  School Specialty Inc.(1)                            774,250
     40,000  West Marine Inc.(1)                                 595,800
                                                     ---------------------------
                                                               8,592,710
                                                     ---------------------------

Shares                                                             Value
--------------------------------------------------------------------------------

THRIFTS -- 3.7%
     30,000  Anchor Bancorp Wisconsin Inc.                        474,000
     30,000  Bankunited Financial Corp.(1)                        437,550
     25,000  Dime Community Bancshares                            605,375
     60,000  Flagstar Bancorp Inc.                              1,503,000
     10,000  Golden State Bancorp Inc.                            253,600
     25,000  Hudson River Bancorp                                 515,125
     50,000  New York Community Bancorp Inc.                    1,253,750
     30,000  Pacific Northwest Bancorp                            612,600
     35,000  Roslyn Bancorp, Inc.                                 632,625
     25,000  Staten Island Bancorp Inc.                           723,500
     45,300  UCBH Holdings Inc.                                 1,313,474
     25,000  Washington Federal, Inc.                             566,750
                                                     ---------------------------
                                                                8,891,349
                                                     ---------------------------

TOBACCO -- 1.9%
     60,000  Philip Morris Companies Inc.                       2,808,000
     55,000  UST Inc.                                           1,848,550
                                                     ---------------------------
                                                                4,656,550
                                                     ---------------------------

TOTAL COMMON STOCKS                                           238,277,083
                                                     ---------------------------

  (Cost $227,987,790)

TEMPORARY CASH INVESTMENTS -- 1.2%

  Repurchase Agreement, Merrill Lynch & Co., Inc.,
    (U.S. Treasury obligations), in a joint
    trading account at 2.50%, dated 10/31/01,
    due 11/1/01
    (Delivery value $3,000,208)                                 3,000,000
                                                     --------------------------
(Cost $3,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                   $     241,277,083
                                                     ==========================
(Cost $230,987,790)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

10        1-800-345-2021                      See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 2001

ASSETS
Investment securities, at value (identified cost
   of $230,987,790) (Note 3)
                                                                  $ 241,277,083
Receivable for investments sold ..............................        8,979,266
Dividends and interest receivable ............................          247,623
                                                                  -------------
                                                                    250,503,972
                                                                  -------------

LIABILITIES
Disbursements in excess of demand deposit cash ...............           69,159
Payable for investments purchased ............................        9,357,176
Accrued management fees (Note 2) .............................          309,817
Payable for directors' fees and expenses (Note 2) ............              168
                                                                  -------------
                                                                      9,736,320
                                                                  -------------
Net Assets ...................................................    $ 240,767,652
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $ 374,314,008
Accumulated net realized loss on investment transactions .....     (143,835,649)
Net unrealized appreciation on investments (Note 3) ..........       10,289,293
                                                                  -------------
                                                                  $ 240,767,652
                                                                  =============

Investor Class, $0.01 Par Value
Net assets ...................................................    $ 231,108,339
Shares outstanding ...........................................       53,485,559
Net asset value per share ....................................    $        4.32

Institutional Class, $0.01 Par Value
Net assets ...................................................    $   9,659,313
Shares outstanding ...........................................        2,230,458
Net asset value per share ....................................    $        4.33

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    11

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2001

INVESTMENT LOSS
Income:
Dividends ...................................................      $  3,179,031
Interest ....................................................           995,939
                                                                   ------------
                                                                      4,174,970
                                                                   ------------

Expenses (Note 2):
Management fees .............................................         4,432,973
Directors' fees and expenses ................................             3,179
                                                                   ------------
                                                                      4,436,152
                                                                   ------------

Net investment loss .........................................          (261,182)
                                                                   ------------
REALIZED AND UNREALIZED LOSS (NOTE 3)

Net realized loss on investment transactions ................       (62,363,141)
Change in net unrealized appreciation on investments ........       (32,954,380)
                                                                   ------------

Net realized and unrealized loss ............................       (95,317,521)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations
                                                                   $(95,578,703)
                                                                   ============

                                               See Notes to Financial Statements

12        1-800-345-2021              See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2001 AND PERIOD ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets

                                                              2001           2000(1)

OPERATIONS

Net investment loss ................................   $    (261,182)   $  (2,552,977)
Net realized loss ..................................     (62,363,141)     (81,505,097)
Change in net unrealized appreciation ..............     (32,954,380)      43,243,673
                                                       -------------    -------------
Net decrease in net assets resulting from operations     (95,578,703)     (40,814,401)
                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase (decrease) in net assets
  from capital share transactions ..................     (28,001,170)     405,161,926
                                                       -------------    -------------

Net increase (decrease) in net assets ..............    (123,579,873)     364,347,525

NET ASSETS
Beginning of period ................................     364,347,525             --
                                                       -------------    -------------
End of period ......................................   $ 240,767,652    $ 364,347,525
                                                       =============    =============

(1)   For the period November 30, 1999 (inception) through October 31, 2000.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    13

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of October 31, 2001. The Advisor Class is authorized to issue
50,000,000 shares.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are  valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized  gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions  and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $140,576,731  (expiring in 2008 through 2009) may be used to offset future taxable realized gains.

14    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

  The annual management fee schedule for each class of shares is as follows:

                          INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS

First $500 million .......... 1.50%            1.25%             1.30%
Next $500 million ........... 1.45%            1.20%             1.25%
Over $1 billion ............. 1.40%            1.15%             1.20%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the Master Distribution and Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25% and service fee equal to
0.25%. The fees will be computed daily and paid monthly based on the Advisor
Class average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds.
The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers.
No fees were incurred for the Advisor Class because it had not commenced operations as of October 31, 2001.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM), an equity investor in American Century Companies, Inc (ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding  short-term investments, for the year ended October 31, 2001,  were $1,162,012,786 and
$1,168,535,080, respectively.

    On October 31, 2001, accumulated net unrealized appreciation was $7,030,375, based on the aggregate cost of investments for federal income tax purposes of
$234,246,708, which consisted of unrealized appreciation of $14,283,771 and unrealized depreciation of $7,253,396.

                                                  www.americancentury.com    15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                   SHARES              AMOUNT

INVESTOR CLASS
Shares Authorized .......................       200,000,000
                                                =============

Year ended October 31, 2001
Sold ....................................         3,512,971       $  18,182,690
Redeemed ................................        (9,463,247)        (47,175,021)
                                               ------------       -------------
Net decrease ............................        (5,950,276)      $ (28,992,331)
                                               ============       =============

Period ended October 31, 2000(1)
Sold ....................................        66,227,887       $ 435,831,005
Redeemed ................................        (6,792,052)        (43,302,091)
                                               ------------       -------------
Net increase ............................        59,435,835       $ 392,528,914
                                               ============       =============

ADVISOR CLASS
Shares Authorized .......................        50,000,000
                                                =============

INSTITUTIONAL CLASS
Shares Authorized .......................        50,000,000
                                                =============

Year ended October 31, 2001
Sold ....................................         1,221,447       $   6,194,863
Redeemed ................................        (1,053,366)         (5,203,702)
                                               ------------       -------------
Net increase ............................           168,081       $     991,161
                                               ============       =============

Period ended October 31, 2000(2)
Sold ....................................         2,371,854       $  14,620,245
Redeemed ................................          (309,477)         (1,987,233)
                                               ------------       -------------
Net increase ............................         2,062,377       $  12,633,012
                                               ============       =============

(1)  November 30, 1999 (inception) through October 31, 2000.

(2)  August 1, 2000 (commencement of sale) through October 31, 2000.

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement  with JPM. The fund may borrow money for temporary or  emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line  during the year ended October 31, 2001.

16    1-800-345-2021

Veedot--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Investor Class

                                                   2001           2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........   $5.92             $5.00
                                               ---------------   -------------
Income From Investment Operations
  Net Investment Loss(2) ......................    --(3)            (0.06)
  Net Realized and Unrealized Gain (Loss) .....   (1.60)             0.98
                                               ---------------   -------------
  Total From Investment Operations ............   (1.60)             0.92
                                               ---------------   -------------
Net Asset Value, End of Period ................   $4.32             $5.92
                                               ===============   =============
  Total Return (4) ............................  (27.03)%           18.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .......................     1.50%          1.50%(5)

Ratio of Net Investment Loss
  to Average Net Assets .......................   (0.09)%        (0.92)%(5)

Portfolio Turnover Rate .......................      410%             250%

Net Assets, End of Period (in thousands) ....... $231,108         $352,130

(1)  November 30, 1999 (inception) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    17

Veedot--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                     Institutional Class

                                                     2001           2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..............  $5.92          $6.12
                                               ---------------   -------------
Income From Investment Operations
  Net Investment Income (Loss)(2) .................   0.01          (0.01)
  Net Realized and Unrealized Loss ................  (1.60)         (0.19)
                                               ---------------   -------------
  Total From Investment Operations ................  (1.59)        (0.20)
                                               ---------------   -------------
Net Asset Value, End of Period ....................  $4.33          $5.92
                                               ===============   =============

  Total Return (3) ................................ (26.86)%        (3.27)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...........................    1.30%          1.30%(4)

Ratio of Net Investment Income (Loss)
  to Average Net Assets ...........................    0.11%        (0.52)%(4)

Portfolio Turnover Rate ...........................     410%           250%(5)

Net Assets, End of Period (in thousands) ..........   $9,659        $12,218

(1)  August 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the period November 30, 1999 (inception of fund) through
     October 31, 2000.

                                              See Notes to Financial Statements

18     1-800-345-2021                See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2001, and the
related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period November 30,
1999 (inception) through October 31, 2000, and the financial highlights for the period then ended and for the period November 30, 1999 (inception) through
October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial  highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Veedot Fund as of
October 31, 2001, the results of its operations for the period then ended, the changes in its net assets for the period then ended and for the period November
30, 1999 (inception) through October 31, 2000, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                www.americancentury.com    19

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    No shares of Advisor Class had been sold as of October 31, 2001.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

20    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than  a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY VEEDOT is a non-diversified fund, which uses a systematic, highly disciplined investment process, relying heavily on quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value

     Due to the sector focus of this fund, it may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell
2000 represents approximately 10% of the total market capitalization of the top
3,000 companies. The average market capitalization of the index is approximately
$420 million.

     The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S.
headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The
Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S.
stock market.

[right margin]

PORTFOLIO MANAGERS

  Veedot
       JIM STOWERS III
       JOHN SMALL, JR.

                                                  www.americancentury.com    21

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is
Lipper's  market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization  breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

22    1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com    23

Notes
--------------------------------------------------------------------------------

24    1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0112                              American Century Investment Services, Inc.
SH-ANN-27615S                     (c)2001 American Century Services Corporation

[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of rowers]
[graphic of markets diary/stocks chart]

New Opportunities

October 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III
Our Message to You
--------------------------------------------------------------------------------

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to  devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(registered mark)

Sincerely,

/signature/                                /signature/

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman of the Board          Co-Chairman of the Board

[right margin]

  Report Highlights .......................................................    2
  Market Perspective ......................................................    3

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
  Retirement Account and Tax Information ..................................   16
  Background Information

                                                  www.americancentury.com

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The 12 months ended October 31, 2001 marked one of the most disappointing U.S.
  equity markets ever. The Dow Jones Industrial Average  fell 15.94%, the S&P
  500 Index slumped 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies,  plummeted 49.68%.

* The Federal Reserve's attempt to revive a sluggish U.S. economy through interest rate cuts produced a wave of optimism in the second quarter that faded over the summer when it became increasingly clear that a significant rebound was unlikely to occur this year. The September 11 terrorist attacks, from an investment perspective, confirmed that the economy had entered a recession.

* Although the gloom of terrorism and war lingered in October, there were some bright spots. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way.

* Though uncertainty remains, we see reasons to be optimistic. Business inventories have been greatly reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold.

NEW OPPORTUNITIES

* New Opportunities declined 53.81%* for the 12-month period ending October 31,
  2001. The fund's benchmark, the Russell 2000 Growth Index, fell 31.50%.

* Numerous earnings disappointments and rapidly deteriorating technology business conditions led us to decrease our exposure to the technology sector during the period. However, earnings outlooks of tech companies changed with a speed and magnitude that was unprecedented.

* Media outlets, including our cable and radio holdings, fell as businesses slashed advertising budgets in response to the weak economy.

* Health care became our largest sector weighting by the end of the period.
  Though these stocks declined in absolute terms on a 12-month basis, they outperformed the market as a whole and gained ground toward the end of the fiscal year.

* Several holdings in the financial sector proved rewarding, particularly companies that support financial institutions' increasingly complex infrastructures.

* Consumer non-cyclicals was one of the few sectors in the market that delivered positive absolute returns, and the fund's holdings here boosted performance.

* Small- and mid-cap growth stocks have tended to experience their best performance in the early and middle stages of an economy recovery. Regardless of the uncertainty surrounding the timing of a recovery, we will continue to follow our disciplined investment process to position New Opportunities for the market's next upward swing.

* Fund returns referenced on this page do not reflect the deduction of a redemption fee, which would lower your return. See page 4 for complete performance information.

[left margin]

                    NEW OPPORTUNITIES
                         (TWNOX)
       TOTAL RETURNS:             AS OF 10/31/01
         6 Months ...................... -16.38%*
         1 Year ........................ -53.81%
       INCEPTION DATE:                  12/26/96
       NET ASSETS:                $380.7 million

* Not annualized.

See Total Returns on page 4.

2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

    A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing  U.S. equity markets in history. When  we closed our books, the Dow Jones Industrial Average was down 15.94%, the S&P 500 Index had declined 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

    From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of  second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to  occur this year. Worsening economic conditions overseas lowered investors'
expectations as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

    Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was fed by surprisingly resilient post-September 11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

    Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth. In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with select providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process  led us away from technology and other sectors displaying decelerating growth.

    Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year, which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

    In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong--for example, a protracted war or negative impact on oil prices due to events in the Middle East--the recovery we're all eager to see could be pushed further into the distance.

    Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for their portfolios.

[right margin]

"Though uncertainty remains, we see reasons to be optimistic."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500                   -24.91%
S&P MIDCAP 400            -12.45%
RUSSELL 2000              -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                                  www.americancentury.com     3

New Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                                INVESTOR CLASS (INCEPTION 12/26/96)

                            RUSSELL 2000         NEW              NET OF
                           GROWTH INDEX     OPPORTUNITIES      REDEMPTION
                                                                  FEE(3)

6 MONTHS(1) ................ -17.14%          -16.38%            -18.05%
1 YEAR ..................... -31.50%          -53.81%            -54.43%
===========================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...................... 0.95%           17.57%             17.08%
LIFE OF FUND ................. 0.02%(2)         9.48%              9.19%

(1)  Returns for periods less than one year are not annualized.

(2)  Since 12/31/96, the date nearest the fund's inception for which data are available.

(3)  Returns reflect the deduction of a 2% redemption fee, incurred only if shares were redeemed within the first five years after
purchase.

See pages 17-18 for information about the Russell 2000 Growth Index and returns
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Index do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than  original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

*From 12/26/96 (the fund's inception date) to 10/31/97, not annualized.

4     1-800-345-2021

New Opportunities--Performance Review
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd, and John Seitzer]

     A commentary from Tom Telford,  Chris Boyd, and John Seitzer, portfolio managers on the New Opportunities investment team.

     New Opportunities declined 53.81%* for the 12-month period ending October
31, 2001. The fund's benchmark, the Russell 2000 Growth Index, fell 31.50%, while the average mid-cap growth fund retreated 38.65%, according to Lipper Inc.
The Nasdaq Composite Index, where many aggressive growth stocks are represented, was down 49.68%.

     Reflecting rapidly changing economic and market conditions, most of New
Opportunities' decline was generated in the first six months of the period. In the second half, the fund fell 16.38%, beating both its benchmark, which declined 17.14%, and the average mid-cap growth fund, which fell 20.47%.

     On a three-year basis, New Opportunities generated an annualized return of
17.57%, surpassing the benchmark's 0.95% gain and the average  mid-cap growth fund's 7.52% return.

A CAPITAL SPENDING CORRECTION

     One of the casualties of the protracted stock market decline we have experienced since March 2000 is "visibility," industry lingo for the ability to discern future earnings and revenue growth. As we explained in our last report to you, we carried into the period a large concentration of technology businesses following their strong performance over the previous year--an 83%
return over the 12 months ending last October. While we identified the slowdown in economic activity, we positioned the fund in companies we believed had strong product cycles and competitive market positions that could overcome the macroeconomic pressures. We did not, however, anticipate the severity of the slowdown and how it would decimate spending on technology projects, leading to the worst technology sector downturn in 20 years.

     We cut our exposure to many troubled stocks before additional declines were posted, ratcheting down our technology exposure from more than 60% of the fund's assets at the beginning of the fiscal year to 10% by October 31. However, earnings outlooks of tech companies changed with a speed and magnitude that was unprecedented. Computer chipmaker Elantec Semiconductor was one of our ten largest holdings at the start of the period. In January, the company announced record revenue for 2000 and projected a profitable 2001. Just one month later, at the end of February, Elantec significantly reduced its earnings forecasts.
The majority of our larger technology holdings suffered from the drastic pullback in private-sector capital spending, including electrical equipment suppliers such as Power-One.

WEAK ECONOMY ROILS STOCKS

     The slumping economy also hurt consumer services stocks. These companies fell hard when consumers decreased discretionary spending, businesses

[right margin]

PORTFOLIO AT A GLANCE

                                                10/31/01          10/31/00

NO. OF COMPANIES                                  81                75

P/E RATIO                                        35.0              55.4

MEDIAN MARKET                                    $1.68            $2.91
   CAPITALIZATION                               BILLION          BILLION

WEIGHTED MARKET                                  $3.14            $7.73
   CAPITALIZATION                               BILLION          BILLION

PORTFOLIO TURNOVER                               189%              112%

EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.50%             1.50%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS                                               83.5%
FOREIGN STOCKS                                                    8.4%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         91.9%
TEMPORARY CASH                                                    8.1%

Investment terms are defined in the Glossary on pages 18-19.

* Fund returns referenced in this review do not reflect the deduction of a redemption fee, which would lower your return. See previous page for complete performance information.

                                                  www.americancentury.com     5

New Opportunities--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

reduced travel budgets, and marketers slashed ad budgets. Taking the brunt of the hit were media outlets, including our cable and radio holdings, which depend on advertising revenue. Following the terrorist attacks on September 11, consumer services stocks came under even more pressure on fears that the economy would tip into a recession.

     Health care became our largest sector weighting at the end of the period.
Though these stocks declined in absolute terms on a 12-month basis, they outperformed the market as a whole and gained ground during the second half of the fund's fiscal year. Medical providers and services held up reasonably well, buoyed by changes in federal legislation that increased pricing flexibility and by gains in market share. Medical products and supplies companies benefited as increased cash flows enabled hospitals to buy more equipment. However, the fund's more aggressive holdings in the volatile biotech industry came under pressure when the uncertain environment caused valuation- and earnings-conscious investors to turn away from high-risk stocks with potentially long product cycles.

SOME STOCKS BUCK BEAR MARKET

     The bearish equity market, depressed investment-banking activity, and worries about deteriorating credit quality loomed over the financial sector most of the period. The terrorist attacks amplified these concerns. Despite these headwinds, several of our holdings proved rewarding, particularly companies that support financial institutions' increasingly complex infrastructures.

     For instance, Investment Technology Group, a top performer for the fund, is a leading provider of electronic equity trading services to institutional investors around the world. The company, which is paid based on trades executed through its systems, saw earnings and revenue grow during the period despite weak market activity and the four-day closure of the U.S. equity market following the terrorist attacks. Since September 11, the company has benefited from a renewed focus on securing electronic trading services.

     Consumer non-cyclicals was one of the few sectors in the market that delivered positive absolute returns. Even in tough economic times, consumers continue to buy the basics, such as food, beverages, and soap, providing these companies with fairly consistent earnings. Grocery stores and home products makers boosted performance, and a leading contributor to the fund came from the food and beverage industry. American Italian Pasta is one of the largest producers and marketers of dry pasta in the United States and has experienced strong growth despite the economic slowdown.

INVESTORS LOOK FOR A RECOVERY

     Small- and mid-cap growth stocks have tended to experience their best performance in the early and middle stages of an economic recovery. Despite the overall market decline we have experienced over the past 12 months, we believe that monetary and fiscal stimuli are putting the pieces in place for a rebound.
Regardless of the uncertainty surrounding the timing of a recovery, we will continue to follow our process of scouring companies' business fundamentals to uncover tangible evidence of earnings acceleration to position the fund for the market's next upward swing.

[left margin]

TOP TEN HOLDINGS

                                               % OF FUND INVESTMENTS
                                               AS OF           AS OF
                                             10/31/01         4/30/01

HEALTH MANAGEMENT
   ASSOCIATES, INC.                            4.0%            2.9%
PROTEIN DESIGN
   LABS, INC.                                  3.4%            4.4%
INVESTMENT TECHNOLOGY
   GROUP INC.                                  3.3%             --
APOGENT TECHNOLOGIES
   INC.                                        2.3%            1.5%
BECTON DICKINSON & CO.                         2.2%            1.3%
METTLER-TOLEDO
   INTERNATIONAL, INC.                         2.0%             --
OCULAR SCIENCES, INC.                          2.0%             --
CEPHALON, INC.                                 1.9%            1.3%
IMPATH INC.                                    1.9%             --
DIEBOLD, INC.                                  1.8%             --

TOP FIVE INDUSTRIES

                                               % OF FUND INVESTMENTS
                                               AS OF           AS OF
                                             10/31/01         4/30/01

MEDICAL PRODUCTS
   & SUPPLIES                                 15.5%            6.0%
DRUGS                                         14.0%           18.9%
MEDICAL PROVIDERS
   & SERVICES                                 10.7%            6.4%
SPECIALTY STORES                               5.5%            3.9%
INFORMATION SERVICES                           5.1%            2.4%

6         1-800-345-2021

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.9%

CHEMICALS -- 1.7%
      82,811  Ivex Packaging Corporation(1)                       $    1,511
     147,100  Valspar Corp.                                            4,938
                                                          ----------------------
                                                                       6,449
                                                          ----------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.1%
     187,900  Diebold, Inc.                                            6,821
      39,500  Kronos Inc.(1)                                           2,270
     116,532  MCSi, Inc.(1)                                            2,558
                                                          ----------------------
                                                                      11,649
                                                          ----------------------

COMPUTER SOFTWARE -- 0.9%
     222,600  JDA Software Group, Inc.(1)                              3,496
                                                          ----------------------

CONSTRUCTION & REAL PROPERTY -- 1.0%
      96,300  Martin Marietta Materials, Inc                           3,844
                                                          ----------------------

CONSUMER DURABLES -- 0.5%
      46,800  Mohawk Industries, Inc.(1)                               2,022
                                                          ----------------------

DEPARTMENT STORES -- 1.3%

     171,400  Family Dollar Stores, Inc.                               4,947
                                                          ----------------------

DRUGS -- 14.0%
      79,791  Biovail Corp. International(1)                           3,771
     105,200  Celgene Corp.(1)                                         3,462
     111,400  Cephalon, Inc.(1)                                        7,027
      78,700  CIMA Labs Inc.(1)                                        4,254
     110,100  Enzon, Inc.(1)                                           6,816
     385,000  Protein Design Labs, Inc.(1)                            12,711
     117,100  Shire Pharmaceuticals Group
                 PLC ADR(1)                                            5,231
     257,000  SICOR Inc.(1)                                            4,814
      63,947  Teva Pharmaceutical Industries
                 Ltd. ADR                                              3,953
                                                          ----------------------
                                                                      52,039
                                                          ----------------------

ELECTRICAL EQUIPMENT -- 3.9%
     156,400  Itron Inc.(1)                                            4,384
      32,100  L-3 Communications Holdings, Inc.(1)                     2,789
     160,000  Mettler-Toledo International, Inc.(1)                    7,346
                                                          ----------------------
                                                                      14,519
                                                          ----------------------

ENTERTAINMENT -- 0.3%
     105,500  AMC Entertainment Inc.(1)                                1,266
                                                          ----------------------

FINANCIAL SERVICES -- 3.8%
      81,900  BISYS Group, Inc. (The)(1)                               4,263
      52,200  Countrywide Credit Industries, Inc.                      2,084
     149,523  Euronet Worldwide Inc.(1)                                1,955
     107,900  Investors Financial Services Corp.                       5,712
                                                          ----------------------
                                                                      14,014
                                                          ----------------------

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 2.3%
      94,200  American Italian Pasta Co. Cl A(1)                  $    3,837
      79,100  Fleming Companies Inc.                                   1,906
     136,150  United Natural Foods Inc.(1)                             2,824
                                                          ----------------------
                                                                       8,567
                                                          ----------------------

FOREST PRODUCTS & PAPER -- 0.5%
     123,500  Pactiv Corp.(1)                                          2,001
                                                          ----------------------

HOME PRODUCTS -- 1.2%
     265,800  Dial Corp. (The)                                         4,433
       5,100  Helen of Troy Ltd.(1)                                       52
                                                          ----------------------
                                                                       4,485
                                                          ----------------------

INDUSTRIAL PARTS -- 0.5%
      61,100  Pentair, Inc.                                            1,940
                                                          ----------------------

INDUSTRIAL SERVICES -- 0.8%
      72,800  G&K Services Inc. Cl A                                   2,016
      30,400  Mobile Mini Inc.(1)                                        946
                                                          ----------------------
                                                                       2,962
                                                          ----------------------

INFORMATION SERVICES -- 5.1%
      44,500  Affiliated Computer Services Inc.(1)                     3,918
      97,300  Alliance Data Systems Corporation(1)                     1,557
      61,500  Computer Sciences Corp.(1)                               2,208
     394,700  Perot Systems Corp.(1)                                   6,691
     146,200  Valassis Communications, Inc.(1)                         4,561
                                                          ----------------------
                                                                      18,935
                                                          ----------------------

LEISURE -- 0.9%
     101,900  Harman International Industries Inc.                     3,368
                                                          ----------------------

MEDIA -- 3.9%
     295,300  Charter Communications, Inc.(1)                          4,177
     133,600  Cox Radio Inc. Cl A(1)                                   2,899
     176,900  Insight Communications Co., Inc.(1)                      3,631
     155,800  Westwood One, Inc.(1)                                    3,706
                                                          ----------------------
                                                                      14,413
                                                          ----------------------

MEDICAL PRODUCTS & SUPPLIES -- 15.5%
     369,200  Apogent Technologies Inc.                                8,647
     182,600  ArthroCare Corp.(1)                                      3,612
     227,200  Becton Dickinson & Co.                                   8,134
      83,900  Endocare Inc.(1)                                         1,861
     107,200  Fisher Scientific International(1)                       3,205
      69,700  Millipore Corp.                                          3,645
     315,250  Ocular Sciences, Inc.(1)                                 7,296
     344,300  Owens & Minor Inc.                                       6,063
     113,200  Patterson Dental Co.(1)                                  4,302
      73,100  ResMed Inc.(1)                                           4,079
      41,000  Therasense Inc.(1)                                       1,055
     154,000  Zoll Medical Corp.(1)                                    5,211
                                                          ----------------------
                                                                      57,110
                                                          ----------------------

See Notes to Financial Statements                 www.americancentury.com     7

New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 10.7%
     148,600  Accredo Health Inc.(1)                              $    5,062
      56,800  CryoLife, Inc.(1)                                        1,863
     763,500  Health Management Associates, Inc.(1)                   14,881
     190,400  Impath Inc.(1)                                           7,000
     140,300  LifePoint Hospitals Inc.(1)                              4,378
     236,300  Province Healthcare Co.(1)                               6,502
                                                          ----------------------
                                                                      39,686
                                                          ----------------------

MINING & METALS -- 0.7%
      80,700  Texas Industries Inc.                                    2,429
                                                          ----------------------

MOTOR VEHICLES & PARTS -- 1.3%
     280,000  American Axle & Manufacturing
                 Holdings, Inc.(1)                                     4,732
                                                          ----------------------

OIL SERVICES -- 1.0%
     135,100  Universal Compression Holdings, Inc.(1)                  3,781
                                                          ----------------------

PROPERTY & CASUALTY INSURANCE -- 4.2%
     148,400  Cincinnati Financial Corp.                               5,521
      87,800  Fidelity National Financial, Inc.                        2,020
      73,700  LandAmerica Financial Group, Inc.                        1,930
     140,800  Mercury General Corporation                              6,118
                                                          ----------------------
                                                                      15,589
                                                          ----------------------

SECURITIES & ASSET MANAGEMENT -- 3.9%
     192,900  Investment Technology Group Inc.(1)                     12,425
      47,600  Legg Mason, Inc.                                         2,004
                                                          ----------------------
                                                                      14,429
                                                          ----------------------

SEMICONDUCTOR -- 1.9%
      96,900  Genesis Microchip Inc.(1)                                4,471
     190,820  Taiwan Semiconductor
                 Manufacturing Co. Ltd. ADR(1)                         2,463
                                                          ----------------------
                                                                       6,934
                                                          ----------------------

Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

SPECIALTY STORES -- 5.5%
     126,000  99 Cents Only Stores(1)                             $    4,479
     141,118  Bed Bath & Beyond Inc.(1)                                3,534
     101,500  Best Buy Co., Inc.(1)                                    5,573
     263,800  Staples, Inc.(1)                                         3,848
     213,500  West Marine Inc.(1)                                      3,180
                                                          ----------------------
                                                                      20,614
                                                          ----------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 1.5%

     135,800  C.H. Robinson Worldwide, Inc.                            3,637
      84,100  Knight Transportation Inc.(1)                            2,045
                                                          ----------------------
                                                                       5,682
                                                          ----------------------
TOTAL COMMON STOCKS                                                  341,902
                                                          ----------------------
   (Cost $322,132)

TEMPORARY CASH INVESTMENTS -- 8.1%

  Repurchase Agreement, Merrill Lynch & Co., Inc.,
     (U.S. Treasury obligations), in a joint trading
     account at 2.50%, dated 10/31/01,
     due 11/1/01 (Delivery value $18,901)                             18,900

  Repurchase Agreement, State Street Corp.,
     (U.S. Treasury obligations), in a joint trading
     account at 2.50%, dated 10/31/01,
     due 11/1/01 (Delivery value $11,201)                             11,200
                                                          ----------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      30,100
                                                          ----------------------
  (Cost $30,100)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $372,002
                                                      =========================
  (Cost $352,232)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

8         1-800-345-2021                      See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 2001

ASSETS  (In Thousands)

Investment securities, at value (identified cost
  of $352,232) (Note 3) .........................................     $ 372,002
Cash ............................................................            43
Receivable for investments sold .................................        18,686
Dividends and interest receivable ...............................            15
                                                                      ---------
                                                                        390,746
                                                                      ---------
LIABILITIES

Payable for investments purchased ...............................         9,518
Accrued management fees (Note 2) ................................           487
                                                                      ---------
                                                                         10,005
                                                                      ---------
Net Assets ......................................................     $ 380,741
                                                                      =========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ......................................................       200,000
                                                                      =========
Outstanding .....................................................        79,339
                                                                      =========
Net Asset Value Per Share .......................................     $    4.80
                                                                      =========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .........................     $ 554,687
Accumulated net realized loss on investment transactions ........      (193,716)
Net unrealized appreciation on investments (Note 3) .............        19,770
                                                                      ---------
                                                                      $ 380,741
                                                                      =========

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2001

INVESTMENT LOSS  (In Thousands)

Income:
Interest .......................................................      $   3,440
Dividends (net of foreign taxes withheld of $49) ...............            543
                                                                      ---------
                                                                          3,983
                                                                      ---------

Expenses (Note 2):
Management fees ................................................          7,597
Directors' fees and expenses ...................................              5
                                                                      ---------
                                                                          7,602
                                                                      ---------
Net investment loss ............................................         (3,619)
                                                                      ---------

REALIZED AND UNREALIZED LOSS (NOTE 3)

Net realized loss on investment transactions ...................       (192,416)

Change in net unrealized appreciation on investments ...........       (270,568)
                                                                      ---------
Net realized and unrealized loss ...............................       (462,984)
                                                                      ---------
Net Decrease in Net Assets Resulting from Operations ...........      $(466,603)
                                                                      =========

                                              See Notes to Financial Statements

10        1-800-345-2021             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

Increase (Decrease) in Net Assets

                                                                     2001         2000
OPERATIONS                                                             (In Thousands)

Net investment loss ...........................................   $  (3,619)   $ (10,991)
Net realized gain (loss) ......................................    (192,416)     217,120
Change in net unrealized appreciation .........................    (270,568)     160,772
                                                                  ---------    ---------
Net increase (decrease) in net assets resulting from operations    (466,603)     366,901
                                                                  ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains .......................................    (205,730)     (57,661)
In excess of net realized gains ...............................      (1,300)        --
                                                                  ---------    ---------
Decrease in net assets from distributions .....................    (207,030)     (57,661)
                                                                  ---------    ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .....................................      32,273      235,371
Proceeds from reinvestment of distributions ...................     199,304       56,051
Payments for shares redeemed ..................................     (50,579)    (128,248)
                                                                  ---------    ---------
Net increase in net assets from capital share transactions ....     180,998      163,174
                                                                  ---------    ---------

Net increase (decrease) in net assets .........................    (492,635)     472,414

NET ASSETS

Beginning of period ...........................................     873,376      400,962
                                                                  ---------    ---------
End of period .................................................   $ 380,741    $ 873,376
                                                                  =========    =========

TRANSACTIONS IN SHARES OF THE FUND

Sold ..........................................................       4,674       16,989
Issued in reinvestment of distributions .......................      26,087        4,591
Redeemed ......................................................      (8,330)      (8,464)
                                                                  ---------    ---------
Net increase ..................................................      22,431       13,116
                                                                  =========    =========

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    11

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are  valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations  are not readily available, securities are valued at fair value as  determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively. There were no open futures contracts at October 31, 2001.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from  net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their  ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and  tax purposes and may result in reclassification among certain  capital accounts.

    At October 31, 2001, accumulated net realized capital loss  carryovers for federal income tax purposes of $193,167,960 (expiring in 2009) may be used to offset future taxable gains.

12    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (see Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding  short-term investments, for the year ended October 31, 2001,  were $843,659,103 and
$858,241,984, respectively.

    At October 31, 2001, accumulated net unrealized appreciation was
$19,222,557, based on the aggregate cost of investments for federal income tax purposes of $352,779,515, which consisted of unrealized appreciation of
$33,156,367 and unrealized depreciation of $13,933,810.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under  the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2001.

                                                  www.americancentury.com    13

New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                 2001         2000         1999        1998        1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ........   $15.35       $9.16         $4.77       $5.31        $5.00
                                              ----------  ----------  ------------  ----------  -----------
Income From Investment Operations

  Net Investment Loss .......................   (0.05)       (0.19)        (0.08)      (0.06)       (0.04)

  Net Realized and Unrealized Gain (Loss) ...   (6.85)        7.52          4.47       (0.48)        0.35
                                              ----------  ----------  ------------  ----------  -----------
  Total From Investment Operations ..........   (6.90)        7.33          4.39       (0.54)        0.31
                                              ----------  ----------  ------------  ----------  -----------
Distributions

  From Net Realized Gains ...................   (3.63)       (1.14)          --          --            --

  In Excess of Net Realized Gains ...........   (0.02)          --           --          --            --
                                              ----------  ----------  ------------  ----------  -----------
  Total Distributions .......................   (3.65)       (1.14)          --          --            --
                                              ----------  ----------  ------------  ----------  -----------
Net Asset Value, End of Period ..............   $4.80       $15.35         $9.16       $4.77        $5.31
                                              ==========  ==========  ============  ==========  ===========
  Total Return(2) ........................... (53.81)%      83.28%        92.03%     (10.17)%       6.20%
                                              ==========  ==========  ============  ==========  ===========

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ....................    1.50%       1.50%         1.50%        1.50%       1.49%(3)

Ratio of Net Investment Loss
   to Average Net Assets ....................  (0.72)%     (1.28)%       (1.29)%      (1.16)%     (1.09)%(3)

Portfolio Turnover Rate .....................     189%        112%          156%         147%        118%

Net Assets, End of Period (in thousands) .... $380,741    $873,376      $400,962     $213,491    $231,266

(1)  December 26, 1996 (inception) through October 31, 1997.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                                          See Notes to Financial Statements

14        1-800-345-2021              See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the "Fund"), one of the
funds comprising American Century Mutual Funds, Inc., as of October 31, 2001,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 26, 1996 (inception) through October 31, 1997. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of New Opportunities
Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                  www.americancentury.com    15

Retirement Account and Tax Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

    This information is provided pursuant to provisions of the Internal Revenue
Code.

    The fund distributed $141,737,369 during the  fiscal year ended October 31,
2001 as capital gain dividends, all of which is designated as a 20% rate gain distribution.

16    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that  exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable  the fund to maintain its emphasis on small growth companies, it has always been our intention to close New
Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on
November 22, 1999. Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular Nasdaq market, as well as  national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by  Standard & Poor's, it is considered to  be a broad measure of U.S. stock  market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is  considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created  by the Frank Russell Company. It measures the performance of the 2,000  smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS

  New Opportunities

       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA

                                                  www.americancentury.com    17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is
Lipper's  market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market  fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization  breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

18    1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com    19

Notes
--------------------------------------------------------------------------------

20    1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of rowers]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0112                              American Century Investment Services, Inc.
SH-ANN-27614S                     (c)2001 American Century Services Corporation

--------------------------------------------------------------------------------
[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[front cover]

AMERICAN CENTURY
Annual Report

[photos of rowers and financial chart]

New Opportunities II

October 31, 2001

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

 [left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to  devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety  of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."
(registered mark)

Sincerely,

[signature]                       [signature]
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   14
   Independent
      Auditors' Report ....................................................   15

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   16
   Background Information
      Investment Philosophy

                                               www.americancentury.com     1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The 12 months ended October 31, 2001 marked one of the most disappointing U.S.
  equity markets ever. The Dow Jones Industrial Average fell 15.94%, the S&P 500
  Index slumped 24.91%, and the Nasdaq Composite Index plummeted 49.68%.

* The Federal Reserve's attempt to revive a sluggish U.S. economy through interest rate cuts produced a wave of optimism in the second quarter that faded over the summer when it became increasingly clear that a significant rebound was unlikely to occur this year. The September 11 terrorist attacks, from an investment perspective, confirmed that the economy had entered a recession.

* Although the gloom of terrorism and war lingered in October, there were some bright spots. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the September sell-off with growth stocks leading the way.

* Though uncertainty remains, we see reasons to be optimistic. Business inventories have been greatly reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold.

NEW OPPORTUNITIES II

* This annual report covers the period since the fund's inception on June 1,
  2001. New Opportunities II declined 9.60%* for the five-month period ending
  October 31, 2001, outperforming its benchmark, the Russell 2000 Growth Index, which fell 19.01%.

* The fund's holdings in home products and food and beverage manufacturers boosted performance.

* Several holdings in the financial sector proved rewarding, including companies that support financial institutions' increasingly complex infrastructures.

* Health care became our largest sector weighting by the end of the period.
  Though these stocks declined in absolute terms on a five-month basis, they outperformed the market as a whole and gained ground toward the end of the fiscal year.

* Numerous earnings disappointments and rapidly deteriorating technology business conditions led us to limit our exposure to the technology sector.
  However, investments in a number of electrical equipment firms that service niche markets contributed to the fund's outperformance.

* Media outlets, including our cable and radio holdings, fell as businesses slashed advertising budgets in response to the weak economy.

* Small- and mid-cap growth stocks have tended to experience their best performance in the early and middle stages of an economy recovery. Regardless of the uncertainty surrounding the timing of a recovery, we will continue to follow our disciplined investment process to position New Opportunities II for the market's next upward swing.

* Fund returns referenced on this page do not reflect the deduction of a redemption fee, which would lower your return. See page 4 for complete performance information.

[left margin]

                              NEW OPPORTUNITIES II
       TOTAL RETURN:                                      AS OF 10/31/01
          Since Inception .................................. -9.60%*
       INCEPTION DATE: .....................................  6/1/01
       NET ASSETS:                                        $18.2 million

*Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 18-19.

 2     1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, one of the most disappointing  U.S. equity markets in history. When  we closed our books, the Dow Jones Industrial Average was down 15.94%, the S&P 500 Index had declined 24.91%, and the Nasdaq Composite Index, which represents numerous growth companies, had dropped 49.68%.

     From an investment standpoint, the impact of September 11 was that it confirmed for many market observers that the weak U.S. economy had clearly entered into a recession. A wave of second-quarter optimism that followed the
Fed's first five interest-rate cuts faded over the summer as it became increasingly apparent that a significant economic rebound was unlikely to occur this year. Worsening economic conditions overseas lowered investors'
expectations as did signs that consumer spending, which accounts for two-thirds of economic activity, was slowing.

     Although the tragic events of September 11 lingered in October, there were some bright spots in the wartime gloom and uncertainty. Despite weak economic news and more corporate earnings warnings, the stock market rebounded from the
September sell-off with growth stocks leading the way. The somewhat more upbeat mood was fed by surprisingly resilient post-September 11 consumer spending and hopes for improved corporate profits due to lower interest rates, tax cuts, and up to $100 billion in new government spending.

     Against this backdrop, your portfolio managers continued to follow their disciplined strategy--we search on a company-by-company basis for businesses showing accelerating growth. In this slowing economic environment, we found companies showing positive trends. These included businesses benefiting from new product cycles or pricing power, along with select providers of products and services that consumers continue to purchase regardless of the economic climate.
The same process led us away from technology and other sectors displaying decelerating growth.

     Though uncertainty remains, we see reasons to be optimistic. Business inventories have been reduced, fuel prices have declined, and fiscal and monetary stimuli appear to be taking hold. As I write this in early November, the Fed has made its 10th interest rate cut this year, which has brought the
Fed's short-term interest rate benchmark down from 6.5% in January to 2.0%, a
40-year low.

     In the same breath, we must emphasize that investor psychology is still quite fragile. If something goes wrong -- for example, a protracted war or negative impact on oil prices due to events in the Middle East - the recovery we're all eager to see could be pushed further into the distance.

     Whatever the future brings, American Century's growth managers will continue to seek strong, growing companies for  their portfolios.

[right margin]

"Though uncertainty remains, we see reasons to be optimistic."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500             -24.91%
S&P MIDCAP 400      -12.45%
RUSSELL 2000        -12.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

                                               www.americancentury.com     3

New Opportunities II--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2001

                             INVESTOR CLASS (INCEPTION 6/1/01)

                    RUSSELL 2000          NEW                   NET OF
                    GROWTH INDEX     OPPORTUNITIES II       REDEMPTION FEE(3)

LIFE OF FUND(1) .... -19.01%(2)         -9.60%                  -11.41%

(1)  Returns for periods less than one year are not annualized.

(2)  Since 5/31/01, the date nearest the fund's inception for which data are available.

(3)  Returns reflect the deduction of a 2% redemption fee, incurred only if shares were redeemed within the first 180 days after purchase.

See pages 16-18 for information about share classes, the Russell 2000 Growth
Index, and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The Russell 2000 Growth Index is provided for comparison. New
Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the
Russell 2000 Growth Index do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or  less than original cost.

 4     1-800-345-2021

New Opportunities II--Performance Review
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd, and John Seitzer]

     A commentary from Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the New Opportunities II investment team.

     American Century launched New Opportunities II on June 1, 2001. This annual report covers the five months since its inception.

     New Opportunities II declined 9.60%* for the five-month period ending
October 31, 2001, outperforming the fund's benchmark, the Russell 2000 Growth
Index, which fell 19.01%. The Nasdaq Composite Index, where many aggressive growth stocks are represented, was down 19.80%.

NAVIGATING TOUGH TERRAIN

     One of the casualties of the protracted stock market decline we have experienced since March 2000 is "visibility," industry lingo for the ability to discern future earnings and revenue growth. However, New Opportunities II is managed using a disciplined equity investment approach developed by American
Century founder James E. Stowers, Jr. Our process centers on identifying and owning small- to mid-sized companies whose earnings or revenues are growing at an accelerating rate. Before we invest in a business, we must be confident that it can sustain its growth into the future. To arrive at this conclusion, we carefully evaluate a company from all angles, examining its strategy, management team, risks associated with its business, as well as its competitive advantages.
Following this process, we positioned the fund in investments that appeared better able to withstand a weak economy.

     Consumer non-cyclicals was one of the few sectors in the market that delivered positive absolute returns. Even in tough economic times, consumers continue to buy the basics, such as food, beverages, and soap, providing these companies with fairly consistent earnings. The fund's holdings in home products and food and beverage manufacturers boosted performance.

     The bearish equity market, depressed investment-banking activity, and worries about deteriorating credit quality loomed over the financial sector most of the period. The terrorist attacks on September 11 amplified these concerns.
Despite these headwinds, we found success with several of our holdings, including an investment management firm whose assets were boosted by the favorable interest rate environment.

     Additionally, our investments in companies that support financial institutions' increasingly complex infrastructures proved rewarding. For instance, Investment Technology Group, a top performer for the fund, is a leading provider of electronic equity trading services to institutional investors around the world. The company, which is paid based on trades executed through its systems, saw earnings and revenue grow during the period despite weak market activity and the four-day closure of the U.S. equity market following the terrorist attacks. Since September 11, the company has benefited from a renewed focus on securing electronic trading services.

*Fund returns referenced in this review do not reflect the deduction of a redemption fee, which would lower your return.

[right margin]

See previous page for complete performance information.

PORTFOLIO AT A GLANCE
                                                                 10/31/01
NO. OF COMPANIES                                                    71
P/E RATIO                                                          34.1
MEDIAN MARKET                                                     $0.95
   CAPITALIZATION                                                 BILLION
WEIGHTED AVERAGE                                                  $1.42
   MARKET CAPITALIZATION                                          BILLION
PORTFOLIO TURNOVER                                                89%(1)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                                                1.50%(2)

(1)    For the period June 1, 2001 through October 31, 2001.

(2)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS                                               84.2%
FOREIGN STOCKS                                                    4.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         88.4%
TEMPORARY CASH INVESTMENTS                                       11.6%

Investment terms are defined in the Glossary on pages 18-19.

                                                www.americancentury.com     5

New Opportunities II--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

     Health care became our largest sector weighting by the end of the period.
Though these stocks declined in absolute terms on a five-month basis, they outperformed the market as a whole and gained ground toward the end of the fund's fiscal year. New Opportunities II's holdings in the drug industry held up reasonably well, benefiting at the end of the period from signs that the economy was stabilizing.

WEAK ECONOMY ROILS STOCKS

     Numerous earnings disappointments and rapidly deteriorating technology business conditions led us to significantly limit our exposure to the technology sector compared to the benchmark's allocation. However, several of our technology holdings contributed to the fund's outperformance. Investments in the electrical equipment industry boosted returns as a number of firms servicing niche markets were shielded somewhat from the economic downturn. For example, at a time when many companies were struggling, Itron continued to book new orders from the energy and water industries for its automated meter-reading equipment.

     New Opportunities II did not completely avoid crosscurrents in the technology sector. For most of the year, software companies wrestled with reduced demand as corporations slashed IT budgets in response to slowing business conditions. Nevertheless, software stocks held up reasonably well in the difficult environment as executives continued to spend money on software that could help them increase productivity and cut costs. After September 11, investors turned away from these stocks on fears that the attacks would set off another round of budget cuts and also may have robbed software companies of the opportunity to close key sales -- software companies typically record the majority of their quarterly sales in the final weeks of the quarter.

     In the defense and aerospace industry, BE Aerospace, a leading manufacturer of cabin equipment for airplanes, saw its stock decline precipitously following the terrorist attacks and the resulting decline in airline travel. Similarly, in the basic materials sector, Titanium Metals, a key supplier of titanium for use in building jet engines, also fell. These positions were eliminated when earnings and revenue growth became uncertain.

     The floundering economy also hurt consumer services stocks. These companies fell hard when consumers decreased discretionary spending, businesses reduced travel budgets, and marketers slashed ad budgets. Taking the brunt of the hit were media outlets, including our cable and radio holdings, which are dependent on advertising revenue. Following the terrorist attacks, consumer services stocks came under even more pressure on fears that the economy would tip into a recession.

INVESTORS LOOK FOR A RECOVERY

     Small- and mid-cap growth stocks have tended to experience their best performance in the early and middle stages of an economic recovery. Despite the overall market decline we have  experienced over the past five months, we believe that monetary and fiscal stimuli are putting the pieces in place for a rebound. Regardless of the uncertainty surrounding the timing of a recovery, we will continue to follow our process of scouring companies' business fundamentals to uncover tangible evidence of earnings acceleration to position the fund for the market's next upward swing.

[left margin]

TOP TEN HOLDINGS
                                                         % OF FUND INVESTMENTS
                                                                 AS OF
                                                               10/31/01

ITRON INC.                                                       3.4%
PROTEIN DESIGN LABS, INC.                                        3.4%
INVESTMENT TECHNOLOGY GROUP INC.                                 3.0%
OCULAR SCIENCES, INC.                                            2.3%
PEROT SYSTEMS CORP.                                              2.2%
MERCURY GENERAL CORPORATION                                      2.1%
LIFEPOINT HOSPITALS INC.                                         2.1%
IMPATH INC.                                                      2.1%
APOGENT TECHNOLOGIES INC.                                        2.1%
METTLER-TOLEDO INTERNATIONAL, INC.                               2.1%

TOP FIVE INDUSTRIES
                                                         % OF FUND INVESTMENTS
                                                                 AS OF
                                                               10/31/01
MEDICAL PRODUCTS & SUPPLIES                                     15.2%
DRUGS                                                           10.1%
MEDICAL PROVIDERS & SERVICES                                     8.5%
SPECIALTY STORES                                                 7.2%
ELECTRICAL EQUIPMENT                                             5.5%

 6     1-800-345-2021

New Opportunities II--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2001

Shares                                                                                         Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 88.4%

BANKS - 2.0%

                    7,800  First Virginia Banks, Inc.                          $               352,404
                                                                     -----------------------------------------

CHEMICALS - 2.4%

                    6,900  Airgas Inc.(1)                                                       92,805

                    3,993  Ivex Packaging Corporation(1)                                        72,872

                    8,000  Valspar Corp.                                                       268,560
                                                                     -----------------------------------------

                                                                                               434,237
                                                                     -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 3.2%

                    9,900  Diebold, Inc.                                                       359,370

                    1,800  Kronos Inc.(1)                                                      103,437

                    5,480  MCSi, Inc.(1)                                                       120,313
                                                                     -----------------------------------------

                                                                                               583,120
                                                                     -----------------------------------------

COMPUTER SOFTWARE - 0.9%

                   10,400  JDA Software Group, Inc.(1)                                         163,332
                                                                     -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 1.0%

                    4,500  Martin Marietta Materials, Inc.                                     179,640
                                                                     -----------------------------------------

CONSUMER DURABLES - 1.5%

                    2,100  Mohawk Industries, Inc.(1)                                           90,720

                    7,000  Stanley Furniture Company Inc.(1)                                   187,460
                                                                     -----------------------------------------

                                                                                               278,180
                                                                     -----------------------------------------

DEFENSE/AEROSPACE - 0.7%

                    1,400  L-3 Communications Holdings, Inc.(1)                                121,618
                                                                     -----------------------------------------

DRUGS - 10.1%

                    4,700  Celgene Corp.(1)                                                    154,677

                    5,300  Cephalon, Inc.(1)                                                   334,298

                    3,500  CIMA Labs Inc.(1)                                                   189,193

                    5,200  Enzon, Inc.(1)                                                      321,906

                   18,300  Protein Design Labs, Inc.(1)                                        604,174

                   11,700  SICOR Inc.(1)                                                       219,141
                                                                     -----------------------------------------

                                                                                             1,823,389
                                                                     -----------------------------------------

ELECTRICAL EQUIPMENT - 5.5%

                   22,100  Itron Inc.(1)                                                       619,463

                    8,100  Mettler-Toledo International, Inc.(1)                               371,871
                                                                     -----------------------------------------

                                                                                               991,334
                                                                     -----------------------------------------

ENTERTAINMENT - 0.7%

                    9,900  AMC Entertainment Inc.(1)                                           118,800
                                                                     -----------------------------------------

FINANCIAL SERVICES - 3.0%

                    3,700  BISYS Group, Inc. (The)(1)                                          192,585

                    7,200  Euronet Worldwide Inc.(1)                                            94,140

                    4,800  Investors Financial Services Corp.                                  254,088
                                                                     -----------------------------------------

                                                                                               540,813
                                                                     -----------------------------------------

Shares                                                                                          Value
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 1.7%

                    3,700  Fleming Companies Inc.                              $                 89,170

                   10,600  United Natural Foods Inc.(1)                                         219,844
                                                                     ------------------------------------------

                                                                                                309,014
                                                                     ------------------------------------------

FOREST PRODUCTS & PAPER - 0.5%

                    5,800  Pactiv Corp.(1)                                                       93,960
                                                                     ------------------------------------------

HOME PRODUCTS - 1.1%

                   11,100  Dial Corp. (The)                                                     185,148

                      500  Helen of Troy Ltd.(1)                                                  5,060
                                                                     ------------------------------------------

                                                                                                190,208
                                                                     ------------------------------------------

INDUSTRIAL PARTS - 0.5%

                    2,800  Pentair, Inc.                                                         88,900
                                                                     ------------------------------------------

INDUSTRIAL SERVICES - 0.8%

                    3,500  G&K Services Inc. Cl A                                                96,950

                    1,400  Mobile Mini Inc.(1)                                                   43,561
                                                                     ------------------------------------------

                                                                                                140,511
                                                                     ------------------------------------------

INFORMATION SERVICES - 4.1%

                    7,600  Alliance Data Systems Corporation(1)                                 121,600

                   23,400  Perot Systems Corp.(1)                                               396,630

                    6,900  Valassis Communications, Inc.(1)                                     215,280
                                                                     ------------------------------------------

                                                                                                733,510
                                                                     ------------------------------------------

LEISURE - 0.8%

                    4,400  Harman International Industries Inc.                                 145,420
                                                                     ------------------------------------------

MEDIA - 1.7%

                   14,800  Insight Communications Co., Inc.(1)                                  303,770
                                                                     ------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 15.2%

                   16,100  Apogent Technologies Inc.                                            377,061

                   11,900  ArthroCare Corp.(1)                                                  235,382

                   11,300  Embrex Inc.(1)                                                       180,857

                    3,900  Endocare Inc.(1)                                                      86,502

                    9,800  Fisher Scientific International(1)                                   293,020

                    3,200  Millipore Corp.                                                      167,360

                   18,300  Ocular Sciences, Inc.(1)                                             423,553

                   20,200  Owens & Minor Inc.                                                   355,722

                    5,000  Patterson Dental Co.(1)                                              190,025

                    3,200  ResMed Inc.(1)                                                       178,560

                    1,900  Therasense Inc.(1)                                                    48,878

                    6,800  Zoll Medical Corp.(1)                                                230,112
                                                                     ------------------------------------------

                                                                                              2,767,032
                                                                     ------------------------------------------

MEDICAL PROVIDERS & SERVICES - 8.5%

                    8,900  Accredo Health Inc.(1)                                               303,179

                    2,700  CryoLife, Inc.(1)                                                     88,560

                   10,400  Impath Inc.(1)                                                       382,356

                   12,300  LifePoint Hospitals Inc.(1)                                          383,821

                   13,500  Province Healthcare Co.(1)                                           371,453
                                                                     ------------------------------------------

                                                                                              1,529,369
                                                                     ------------------------------------------

See Notes to Financial Statements               www.americancentury.com     7

New Opportunities II--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

Shares                                                                                         Value
--------------------------------------------------------------------------------

MINING & METALS - 0.6%

                    3,600  Texas Industries Inc.                               $               108,360
                                                                     -----------------------------------------

MOTOR VEHICLES & PARTS - 1.6%

                   17,300  American Axle & Manufacturing
                              Holdings, Inc.(1)                                                292,370
                                                                     -----------------------------------------

OIL SERVICES - 1.0%

                    6,400  Universal Compression Holdings, Inc.(1)                             179,136
                                                                     -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 4.6%

                    6,800  Cincinnati Financial Corp.                                          252,994

                    4,100  Fidelity National Financial, Inc.                                    94,341

                    3,500  LandAmerica Financial Group, Inc.                                    91,665

                    8,900  Mercury General Corporation                                         386,705
                                                                     -----------------------------------------

                                                                                               825,705
                                                                     -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 4.3%

                    8,500  Investment Technology Group Inc.(1)                                 547,485

                    4,700  John Nuveen Co. Cl A                                                220,900
                                                                     -----------------------------------------

                                                                                               768,385
                                                                     -----------------------------------------

SEMICONDUCTOR - 1.2%

                    4,500  Genesis Microchip Inc.(1)                                           207,630
                                                                     -----------------------------------------

SPECIALTY STORES - 7.2%

                    5,600  99 Cents Only Stores(1)                                             199,080

                   36,800  CSK Auto Corp.(1)                                                   287,776

                   28,900  Hancock Fabrics Inc.                                                339,575

                    8,500  Tractor Supply Co.(1)                                               229,075

                   16,600  West Marine Inc.(1)                                                 247,257
                                                                     -----------------------------------------

                                                                                             1,302,763
                                                                     -----------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 2.0%

                    6,300  C.H. Robinson Worldwide, Inc.                                       168,714

                    7,800  Knight Transportation Inc.(1)                                       189,696
                                                                     -----------------------------------------

                                                                                               358,410
                                                                     -----------------------------------------

TOTAL COMMON STOCKS                                                                         15,931,320
                                                                     -----------------------------------------
  (Cost $15,050,480)

                                                                                                Value
-------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS - 11.6%

       Repurchase Agreement, Merrill Lynch & Co., Inc.,
              (U.S. Treasury obligations), in a joint trading
              account at 2.50%, dated 10/31/01,
              due 11/1/01 (Delivery value $900,063)                            $                900,000

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 2.45%, dated 10/31/01,
              due 11/1/01 (Delivery value $300,020)                                             300,000

       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 2.50%, dated 10/31/01,
              due 11/1/01 (Delivery value $900,063)                                             900,000
                                                                     ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                              2,100,000
                                                                     ------------------------------------------
  (Cost $2,100,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                        $18,031,320
                                                                     ==========================================
  (Cost $17,150,480)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

 8         1-800-345-2021                    See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 2001

ASSETS

Investment securities, at value
  (identified cost of $15,050,480) (Note 3) ..................     $ 15,931,320

Repurchase agreements, at value (amortized cost
  and cost for federal income tax purposes) ..................        2,100,000

Receivable for investments sold ..............................          923,159

Dividends and interest receivable ............................            8,158
                                                                   ------------

                                                                     18,962,637
                                                                   ------------

LIABILITIES

Disbursements in excess of demand deposit cash ...............           29,042

Payable for investments purchased ............................          694,138

Accrued management fees (Note 2) .............................           22,439

Payable for directors' fees and expenses (Note 2) ............               12
                                                                   ------------

                                                                        745,631
                                                                   ------------

Net Assets ...................................................     $ 18,217,006
                                                                   ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................     $ 19,890,109

Accumulated net realized loss on investment transactions .....       (2,553,943)

Net unrealized appreciation on investments (Note 3) ..........          880,840
                                                                   ------------

                                                                   $ 18,217,006
                                                                   ============

Investor Class, $0.01 Par Value

Net assets ....................................................   $18,217,006

Shares outstanding ............................................     4,029,083

Net asset value per share .....................................         $4.52

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com     9

Statement of Operations
--------------------------------------------------------------------------------

PERIOD ENDED OCTOBER 31, 2001(1)

INVESTMENT LOSS

Income:

Dividends ....................................................      $    23,263

Interest .....................................................           23,434
                                                                    -----------

                                                                         46,697
                                                                    -----------

Expenses (Note 2):

Management fees ..............................................          100,936

Directors' fees and expenses .................................               85
                                                                    -----------

                                                                        101,021
                                                                    -----------

Net investment loss ..........................................          (54,324)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on investment transactions .................       (2,553,943)

Change in net unrealized appreciation on investments .........          880,840
                                                                    -----------

Net realized and unrealized loss .............................       (1,673,103)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations .........      $(1,727,427)
                                                                    ===========

(1)  June 1, 2001 (inception) through October 31, 2001.

                                            See Notes to Financial Statements
 10         1-800-345-2021         See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

PERIOD ENDED OCTOBER 31, 2001

Increase in Net Assets

                                                                       2001(1)

OPERATIONS

Net investment loss ...........................................    $    (54,324)

Net realized loss .............................................      (2,553,943)

Change in net unrealized appreciation .........................         880,840
                                                                   ------------

Net decrease in net assets resulting from operations ..........      (1,727,427)
                                                                   ------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets from capital share transactions ....      19,944,433
                                                                   ------------

Net increase in net assets ....................................      18,217,006

NET ASSETS

Beginning of period ...........................................            --
                                                                   ------------

End of period .................................................    $ 18,217,006
                                                                   ============

(1)  June 1, 2001 (inception) through October 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com     11

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act  of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities II Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder expense arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The fund commenced operations on June 1, 2001. Sale of the Investor
Class commenced on June 1, 2001. Sale of the Institutional Class had not
commenced as of October 31, 2001.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $2,523,137 (expiring in 2009) may be used to offset future taxable realized gains.

 12     1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2001

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the class's average daily closing net assets during the previous month. The annual management fee for the Investor Class is 1.50%.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period June 1, 2001 (inception) through October 31, 2001, were $30,801,852 and $13,197,098, respectively.

    At October 31, 2001, accumulated net unrealized appreciation was $850,034, based on the aggregate cost of investments for federal income tax purposes of
$17,181,286, which consisted of unrealized appreciation of $1,436,040 and unrealized depreciation of $586,006.

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund for the period June 1, 2001 (inception)
through October 31, 2001 were as follows:

                                                  SHARES             AMOUNT

INVESTOR CLASS

Shares Authorized ......................        250,000,000
                                                ============

Period ended October 31, 2001

Sold ...................................          4,171,168        $ 20,574,536

Redeemed ...............................           (142,085)           (630,103)
                                               ------------        ------------

Net increase ...........................          4,029,083        $ 19,944,433
                                               ============        ============

INSTITUTIONAL CLASS

Shares Authorized ......................         50,000,000
                                                ============

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the period ended October 31, 2001.

                                               www.americancentury.com     13

New Opportunities II--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31

                                 Investor Class

                                                                      2001(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........................           $5.00
                                                               ---------------

Income From Investment Operations

  Net Investment Loss .......................................          (0.01)

  Net Realized and Unrealized Loss ..........................          (0.47)
                                                               ---------------

  Total From Investment Operations ..........................          (0.48)
                                                               ---------------

Net Asset Value, End of Period ..............................           $4.52
                                                               ===============

  Total Return(2) ...........................................           (9.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.50%(3)

Ratio of Net Investment Loss to Average Net Assets ..........        (0.81)%(3)

Portfolio Turnover Rate .....................................               89%

Net Assets, End of Period (in thousands) ....................           $18,217

(1)  June 1, 2001 (inception) through October 31, 2001.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                                            See Notes to Financial Statements
 14         1-800-345-2021         See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities II Fund (the
"Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of
October 31, 2001, and the related statements of operations and changes in net assets for the period June 1, 2001 (inception) through October 31, 2001, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the  custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of New Opportunities
Fund II as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                               www.americancentury.com     15

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    No shares of the Institutional Class have been sold as of October 31, 2001.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not  eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 16     1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES II generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular Nasdaq market, as well as  national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock  market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000  smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS

  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA

                                               www.americancentury.com     17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of
October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is
Lipper's market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market  fluctuations. The S&P 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS --
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization  breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

* STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

* STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

* STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the STATEMENT OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

* FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

 18     1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                               www.americancentury.com     19

Notes
--------------------------------------------------------------------------------

 20     1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                      Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0112                                 American Century Investment Services, Inc.
SH-ANN-27627S                      (c)2001 American Century Services Corporation

[front cover]

                                AMERICAN CENTURY
                                 Annual Report

[graphic of men rowing]

[graphic of chart]

Tax-Managed Value
October 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III. seated, with James E.Stowers, Jr.]

James E. Stowers, Jr., standing, with  James E. Stowers III

     Last year at this time, investors seemed to be hoping that the economy had enough momentum to break through barriers like high oil prices, a round of interest rate hikes by the Federal Reserve, and a business investment slowdown.
But after a 10-year sprint, consumers and businesses couldn't keep up the pace, and the worst year for corporate profits in more than a decade took its toll on the stock market.

     Tragically, the year ended October 31, 2001, opened a new era of vulnerability and uncertainty for U.S. citizens and investors. September 11 changed forever our perception of the world and our place in it. The terrorists sought to devastate the United States, but our business community--including your American Century investment management team--worked hard to keep the U.S.
financial markets active and functioning smoothly. From an investment policy standpoint, nothing changed here at American Century. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     While we make every effort to get our annual and semiannual performance reports to you as quickly as possible, their production, printing, and mailing take nearly two months to complete. We would like to remind you that you can view more timely information on all our funds on our Web site.

     At www.americancentury.com, select "Individual Investor," which will take you to our Homepage. Click on the "Products & Services" button at the top of the page, and select "Mutual Funds." From the left margin of the page, choose "Fund
List" and scroll to your fund. When you select the fund name, its "Fund Facts"
page will appear and you can view a variety of information on the fund, including the most recent quarterly performance and portfolio manager commentary.

     We appreciate your continued confidence in American Century. As we go forward, we hope you will share with us our belief, "The Best Is Yet To
Be."[register mark]

Sincerely,

/signature/ James E. Stowers, Jr                /signature/ James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Founder and Chairman of the Board               Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
TAX-MANAGED VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
   in Net Assets ..........................................................   11
   Notes to Financial
   Statements .............................................................   12
   Financial Highlights ...................................................   14
   Independent
   Auditors' Report .......................................................   15
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   16
   Background Information
      Investment Philosophy

                                                    www.americancentury.com   1

Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

* The year ended October 31, 2001, was marked by a slumping economy, disappointing corporate earnings, rising unemployment and, perhaps most vividly, by the horrific terrorist attacks on America that occurred on
  September 11. A series of interest rate cuts--nine during the year--failed to boost consumer and business spending or raise investor confidence.

* Value stocks generally fared better than their growth counterparts in this environment, declining significantly less than stocks that comprise the S&P
  500 Index. The consumer non-cyclical and basic materials sectors emerged as the only sectors to post positive returns for the twelve months, reflecting investors preference for lower risk and higher yield.

* Early in the period, the Federal Reserve's efforts to curb inflationary growth had proved effective, as the manufacturing sector slowed, business reduced capital spending and oil prices edged higher. A mini-rally ensued following the Fed's first rate cut in January and following its fourth in April;
  however, corporate profits continued to deteriorate and stock prices followed suit.

* The terrorist attacks in September wreaked havoc on the already weakened economy, effectively pushing it into recession. However, decisive action on the part of the Fed, which continued to cut interest rates and flooded the financial system with cash to ensure liquidity, helped stabilize the markets.
  After a spending hiatus in September, consumers refinanced homes and bought cars at a record pace in October, slowing the economic nosedive and restoring the market to pre-attack levels.

TAX-MANAGED VALUE

* Tax-Managed Value declined 0.47%** during the year ended October 31, 2001, a period that proved to be one of the toughest market stretches in history.
  Although the fund lost ground, it dramatically outperformed its benchmark, the
  Russell 1000 Value Index, which fell 11.86% in the same timeframe.

* Consumer cyclical firms added significantly to returns, particularly during the first half of the year, due to increased consumer spending spurred by lower interest rates.

* Financial stocks, a significant weighting for the fund, also added to returns, with strong performance coming from financial services firms we believed would have more stable earnings.

* Technology firms detracted the most from performance, due to dwindling demand, inventory excesses and slipping revenues in the wake of lower consumer and corporate IT spending. Telecommunications holdings also dampened returns as this industry struggled with increasing competition and rising capital budgets.

**Fund returns referenced in this review are for Investor Class shares and do not reflect the deduction of a redemption fee, which could lower your return.
See page 4 for complete performance information.

[left margin]

                               TAX-MANAGED VALUE
                                    (ACTIX)
       TOTAL RETURNS:                            AS OF 10/31/01
          6 Months ...................................  -8.02%*
          1 Year .....................................   -0.47%
       INCEPTION DATE:                                  3/31/99
       NET ASSETS:                                $47.5 million

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

2   1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     A slumping economy, disappointing corporate earnings, rising unemployment, and a national tragedy combined to make the year ended October 31, 2001, a difficult period for U.S. equity markets. Not even nine interest rate cuts by the Federal Reserve could boost consumer and business spending or raise investor confidence.

     Economic weakness was pervasive, but value stocks fared better than their growth counterparts. While the S&P 500 Index was down 24.91% for the period, the S&P 500 BARRA/Value declined only 18.41%. Looking at the broad market, the consumer non-cyclical and basic materials sectors were the only sectors to post positive returns for the twelve months, reflecting investors desire for lower risk, higher yielding securities in the face of economic and political uncertainty. Additionally, many stocks that were neglected over the past several years--particularly small and midsized value stocks--posted positive returns despite the broader market's weakness.

A LOOK BACK

     At the end of 2000, the stock market was in the grip of a protracted downturn. The Federal Reserve's efforts to curb inflationary growth by raising interest rates had taken hold, the  manufacturing sector had slowed dramatically, businesses were slashing capital spending plans, and oil prices were near 10-year highs. The market staged a mini-rally in January when the Fed began easing monetary policy. Another brief rally coincided with the Fed's fourth interest-rate cut in April. Despite these bursts of optimism,  corporate profits, which had been steadily shrinking, continued to  deteriorate and stock prices ultimately followed suit.

     U.S. economic and stock market  conditions took a turn for the worse in the third quarter, and the negative  sentiment appeared to be undermining consumer confidence; up to this point, consumer spending had been a major prop to the weak economy. Then, tragedy struck on September 11. With the economy already in a vulnerable position, the terrorist attacks confirmed for many market observers that we had entered into a recession.

OVERWHELMING RESPONSE

     As in past market shocks, the  U.S. economy bent without breaking. The Fed cut rates and pumped cash into the financial system, Congress debated the details of a $100 billion stimulus package, and the Treasury effectively lowered long-term interest rates by announcing the suspension of 30-year bond issuance.
After a spending hiatus in September, consumers refinanced homes and bought cars at a record pace in October, braking the economic nosedive and  restoring the stock market to pre-attack levels.

VALUABLE OPPORTUNITIES

      Declines in the market, such as the one experienced over this period, create compelling opportunities. Using well-developed, value-based methodologies, our portfolio  management teams will continue to seek to identify those high-quality businesses that can be purchased  at attractive discounts to their  normal valuation levels. It is our  belief that, over time, the consistent identification of such opportunities will lead to exceptional returns for fund shareholders.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2001

S&P 500/BARRA VALUE    -18.41%
S&P 500                -24.91%

Source: Lipper Inc.
These indices represent performance of large-capitalization stocks.

                                                    www.americancentury.com   3

Tax-Managed Value--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 2001

                       INVESTOR CLASS (INCEPTION 3/31/99)
                     S&P 500/      RUSSELL       TAX-MANAGED       NET OF           AFTER-TAX       AFTER-TAX RETURN
                    BARRA VALUE   1000 VALUE        VALUE     REDEMPTION FEE(2)     RETURN ON       ON DISTRIBUTION &
                                                                                  DISTRIBUTION(3)   SALE OF SHARES(3)
6 MONTHS(1) .......... -18.07%      -11.74%        -8.02%          -9.86%               N/A              N/A
1 YEAR ............... -18.41%      -11.86%        -0.47%          -0.47%            -1.08%             -0.31%(4)
========================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND .......... -1.94%       -0.50%         3.96%           3.96%             3.55%              2.97%

(1)  Returns for periods less than one year are not annualized.

(2)  Returns reflect the deduction of a 2% redemption fee, incurred only if shares were redeemed less than 1 year after initial purchase.

(3)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)  The 1 Year Post-liquidation after-tax return is higher than the other returns because it assumes fund shares are sold at the end of the period and that the shareholder can utilize the potential tax benefit of the capital loss resulting from such sale.

See pages 17-18 for information about the indices and returns.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

* From 3/31/99 to 10/31/99 (not annualized).

4   1-800-345-2021

Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
[photo of Mark Mallon and Chuck Ritter]

     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the
Tax-Managed Value investment team.

HOW DID TAX-MANAGED VALUE PERFORM FOR THE YEAR ENDED OCTOBER 31, 2001?

     Tax-Managed Value declined just 0.47%* in one of the toughest market stretches in history. In contrast, the fund's new benchmark, the Russell 1000
Value Index, fell 11.86%. Tax-Managed Value's previous benchmark, the S&P
500/BARRA Value Index also declined, losing 18.41%. In comparison, the S&P 500
Index fell 24.91%.

     As you may know, the Securities and Exchange Commission recently required mutual fund companies to provide additional performance data that reflects performance after taxes. Please refer to page 4 for these returns. In reviewing the chart on page 4, please note that the one-year after-tax returns are close to the pre-tax returns. This reflects our active approach to tax management. We are continually looking for opportunities to reduce or eliminate capital gains distributions by adjusting our portfolio positions, harvesting losses to offset gains. As such, more of your return is reflected in the share price rather than in distributions, thus making the fund more tax efficient.

WHY DID THE FUND'S BENCHMARK CHANGE?

     In our opinion, the Russell 1000 Value Index is a more consistent short-term indicator of the performance of value stocks than the S&P 500/BARRA
Value Index. While both indices reflect the performance of value-oriented stocks, the Russell index is constructed using a more discerning methodology that relies upon two variables for determining value. The BARRA index uses only one, which allows stocks commonly characterized as growth securities to be included in its composition.

WHICH SECTORS OR INDUSTRIES CONTRIBUTED MOST TO PERFORMANCE?

     Department stores and apparel and textile companies added significantly to returns. The bulk of their gains were realized earlier in the year, when the
Fed's first interest-rate cuts energized consumers. Within the group, the fund's significant stake in KMart proved particularly advantageous. When new management delivered on early promises, the stock rallied. KMart emerged as our top contributor.

     Another important holding was Albertson's, a grocery store chain that had difficulty integrating a recent acquisition. As its shares declined, we built a healthy position at attractive prices. New management raised investor optimism, which, combined with the company's relative earnings stability, drove its recovery. We sold our shares at a substantial gain.

WHAT IS YOUR STRATEGY IN THE FINANCIAL SECTOR?

     Our largest sector weighting at more than 20% of assets, financial stocks have been sources of good performance. We began building our exposure in 2000,

*Fund returns referenced in this review are for Investor Class shares and do not reflect the deduction of a redemption fee, which could lower your return. See previous page for complete performance information.

[right margin]

PORTFOLIO AT A GLANCE
================================================================================
                                                10/31/01         10/31/00
NO. OF COMPANIES                                  89                84
P/E RATIO                                        18.6              19.4
MEDIAN MARKET                                   $12.60            $12.70
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                 $54.80             $63.0
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                                56%               73%
EXPENSE RATIO                                    1.10%             1.10%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                        AS OF OCTOBER 31, 2001
U.S. COMMON STOCKS                                               93.0%
FOREIGN STOCKS                                                    2.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.2%
   TEMPORARY CASH                                                 4.8%

Investment terms are defined in the Glossary on pages 18-19.

                                                    www.americancentury.com   5

Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     when rising interest rates pressured financial companies, leaving many sound firms selling at discounted prices. Later, as market volatility increased, investors sought this sector's more defensive firms. Moreover, when the Fed began cutting rates, banks and other lenders benefited from wider profit margins.

     As the economy continued to slow, however, credit risk became an issue. We increased our exposure to financial services firms that we believed would have stable earnings. Among them was H&R Block. Block's success in weathering the economic downturn was tied to strong taxpayer demand for assistance with complicated income tax laws. We held the stock through the end of the fiscal year and then sold our position at a healthy gain.

WHICH HOLDINGS WERE DISAPPOINTING?

     Technology holdings detracted the most from our performance as this diverse sector suffered from dwindling demand, inventory excesses and slipping revenues as businesses and consumers reeled in IT spending. Our top-two detractors,
Compaq Computer and Hewlett-Packard, struggled additionally when investors reacted negatively to their proposed merger. We think that there is good strategic rationale for their union. Compaq focuses on computers and high-end equipment such as servers, while Hewlett concentrates on imaging and printing systems. Despite the market's current skepticism, we think there's substantial value in both enterprises and continue to hold them.

     Elsewhere, in telecommunications, wireless firms were hurt by lower-than-expected returns on investments in high-speed data networks, while traditional telephone companies struggled with increasing competition and rising capital budgets. Although we limited our exposure to these areas, we were slowed by AT&T and Verizon Communications.

WERE THERE OTHER DISAPPOINTMENTS?

     Airline stocks suffered following the terrorist attacks. Although we did not own carriers, we did hold Boeing, the premier maker of aircraft and the second-largest U.S. defense contractor. Air travel fell dramatically following
September 11, so it's likely that orders for new aircraft will decline.
Nonetheless, we think Boeing's leadership position in the defense industry will speed its recovery.

WHAT IS YOUR OUTLOOK FOR VALUE INVESTING IN THE MONTHS AHEAD?

     We remain optimistic. While the  current conditions remain challenging, they have created a landscape rich with the types of companies we look for --
high-quality firms selling at discounted prices. As a result, we believe the fund is well-positioned in large, seasoned businesses that appear most able to rebound to fair market value.

[left margin]

TOP TEN COMPANIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/01             4/30/01
EXXON MOBIL CORP.                               4.6%                4.6%
CITIGROUP INC.                                  3.9%                3.6%
VERIZON
   COMMUNICATIONS                               2.7%                3.0%
BANK OF AMERICA CORP.                           2.3%                1.9%
FANNIE MAE                                      2.2%                2.1%
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES                              2.2%                2.1%
PHILIP MORRIS
   COMPANIES INC.                               2.2%                2.1%
FPL GROUP, INC.                                 2.1%                1.5%
COMPUTER ASSOCIATES
   INTERNATIONAL, INC.                          1.8%                1.8%
ALLSTATE CORP.                                  1.7%                1.5%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               10/31/01            4/30/01

BANKS                                          13.6%               11.1%
ENERGY RESERVES &
   PRODUCTION                                   8.7%               10.0%
FINANCIAL SERVICES                              5.8%                6.4%
TELEPHONE                                       4.8%                5.4%
DEFENSE/AEROSPACE                               4.7%                2.0%

6
1-800-345-2021

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 2001

Shares                                                                      Value
-------------------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
APPAREL & TEXTILES - 1.6%
      5,600  Liz Claiborne, Inc.                              $             254,800
     15,100  VF Corp.                                                       501,622
                                                              ------------------------------
                                                                            756,422
                                                              ------------------------------
BANKS - 13.6%
     19,000  Bank of America Corp.                                        1,120,810
     20,600  Bank One Corp.                                                 683,714
     41,233  Citigroup Inc.                                               1,876,925
     18,750  Fleet Boston Financial Corp.                                   616,125
     16,800  KeyCorp                                                        357,168
     13,500  National City Corp.                                            356,400
      7,200  PNC Bank Corp.                                                 395,280
     28,010  U.S. Bancorp                                                   498,018
     21,800  Wachovia Corp.                                                 623,480
                                                              ------------------------------
                                                                          6,527,920
                                                              ------------------------------
CHEMICALS - 2.3%
      6,400  FMC Corp.(1)                                                   303,744
     10,600  Praxair, Inc.                                                  500,108
     12,000  Sherwin-Williams Co.                                           292,320
                                                             ------------------------------
                                                                          1,096,172
                                                             ------------------------------
CLOTHING STORES - 0.5%
     22,500  Limited, Inc. (The)                                            250,875
                                                             ------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 3.3%
     53,000  Compaq Computer Corp.                                          463,750
     23,600  Hewlett-Packard Co.                                            397,188
      6,500  International Business Machines Corp.                          702,455
                                                             ------------------------------
                                                                          1,563,393
                                                             ------------------------------
COMPUTER SOFTWARE - 2.3%
     28,100  Computer Associates International, Inc.                        868,852
     17,100  Oracle Corp.(1)                                                231,791
                                                             ------------------------------
                                                                          1,100,643
                                                             ------------------------------
CONSUMER DURABLES - 1.5%
     10,800  Black & Decker Corporation                                     357,372
      6,000  Whirlpool Corp.                                                354,120
                                                             ------------------------------
                                                                            711,492
                                                             ------------------------------
DEFENSE/AEROSPACE - 4.7%
     15,100  Boeing Co.                                                     492,260
     21,400  Honeywell International Inc.                                   632,370
      8,800  ITT Industries, Inc.                                           423,192
     12,000  Raytheon Company                                               387,000
      9,800  TRW Inc.                                                       331,142
                                                             ------------------------------
                                                                          2,265,964
                                                             ------------------------------
DEPARTMENT STORES - 2.4%
     53,300  Kmart Corp.(1)                                                 326,729
     11,800  May Department Stores Co. (The)                                371,110
     11,700  Sears, Roebuck & Co.                                           453,609
                                                             ------------------------------
                                                                          1,151,448
                                                             ------------------------------

Shares                                                                      Value
-------------------------------------------------------------------------------------------
DRUGS - 2.2%
      4,700  Bristol-Myers Squibb Co.                        $              251,215
     12,200  Merck & Co., Inc.                                              778,482
                                                             ------------------------------
                                                                          1,029,697
                                                             ------------------------------
ELECTRICAL EQUIPMENT - 0.9%
     12,900  Dover Corp.                                                    425,055
                                                             ------------------------------
ELECTRICAL UTILITIES - 4.0%
     10,000  DTE Energy Company                                             416,900
     19,200  FPL Group, Inc.                                              1,019,520
     10,500  TXU Corp.                                                      481,320
                                                             ------------------------------
                                                                          1,917,740
                                                             ------------------------------
ENERGY RESERVES & PRODUCTION - 8.7%
     55,310  Exxon Mobil Corp.                                            2,181,980
     19,900  Occidental Petroleum Corp.                                     503,868
      8,640  Phillips Petroleum Co.                                         470,102
     20,600  Royal Dutch Petroleum Co.
                New York Shares                                           1,040,506
                                                             ------------------------------
                                                                          4,196,456
                                                             ------------------------------
ENVIRONMENTAL SERVICES - 1.0%
     19,000  Waste Management, Inc.                                         465,500
                                                             ------------------------------
FINANCIAL SERVICES - 5.8%
      5,700  AON Corp.                                                      216,828
      8,000  Block (H & R), Inc.                                            272,640
     13,200  Fannie Mae                                                   1,068,672
      9,000  Household International, Inc.                                  470,700
      7,900  MBIA Inc.                                                      363,874
      7,500  MGIC Investment Corp.                                          388,050
                                                             ------------------------------
                                                                          2,780,764
                                                             ------------------------------
FOOD & BEVERAGE - 1.8%
     21,900  ConAgra, Inc.                                                  501,510
      8,500  Heinz (H.J.) Co.                                               360,740
                                                             ------------------------------
                                                                            862,250
                                                             ------------------------------
FOREST PRODUCTS & PAPER - 0.5%
      6,800  International Paper Co.                                        243,440
                                                             ------------------------------
HEAVY ELECTRICAL EQUIPMENT - 0.8%
      7,500  Emerson Electric Co.                                           367,650
                                                             ------------------------------
HOME PRODUCTS - 0.8%
     10,000  Fortune Brands, Inc.                                           368,500
                                                             ------------------------------
INDUSTRIAL PARTS - 1.4%
     10,000  Parker-Hannifin Corp.                                          359,000
     11,600  Snap-on Inc.                                                   310,416
                                                             ------------------------------
                                                                            669,416
                                                             ------------------------------
INFORMATION SERVICES - 1.4%
      8,700  Computer Sciences Corp.(1)                                     312,417
      5,400  Electronic Data Systems Corp.                                  347,598
                                                             ------------------------------
                                                                            660,015
                                                             ------------------------------
INVESTMENT TRUSTS - 3.6%
     16,100  Standard and Poor's
                500 Depositary Receipt                                    1,704,668
 .                                                            ------------------------------

See Notes to Financial Statements

                                                    www.americancentury.com   7

Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
OCTOBER 31, 2001

Shares                                                                      Value
-------------------------------------------------------------------------------------------
LEISURE - 1.3%
     14,300  Eastman Kodak Co.                               $              365,651
     13,162  Mattel, Inc.(1)                                                249,157
                                                             ------------------------------
                                                                            614,808
                                                             ------------------------------
LIFE & HEALTH INSURANCE - 1.9%
      6,600  CIGNA Corp.                                                    481,140
      2,900  Principal Financial Group(1)                                    65,250
     10,200  Torchmark Corp.                                                377,706
                                                             ------------------------------
                                                                            924,096
                                                             ------------------------------
MEDIA - 0.5%
     13,400  Disney (Walt) Co.                                              249,106
                                                             ------------------------------
MEDICAL PRODUCTS & SUPPLIES - 1.7%
     12,400  Becton Dickinson & Co.                                         443,920
      8,500  Guidant Corp.(1)                                               352,835
                                                             ------------------------------
                                                                            796,755
                                                             ------------------------------
MEDICAL PROVIDERS & SERVICES - 0.9%
      1,299  Anthem, Inc.                                                    54,402
      9,600  HCA Inc.                                                       380,736
                                                             ------------------------------
                                                                            435,138
                                                             ------------------------------
MINING & METALS - 0.6%
      6,400  Nucor Corp.                                                    264,320
                                                             ------------------------------
MOTOR VEHICLES & PARTS - 1.7%
     25,000  Ford Motor Co.                                                 401,250
     10,000  General Motors Corp.                                           413,200
                                                             ------------------------------
                                                                            814,450
                                                             ------------------------------
OIL REFINING - 2.3%
      5,500  ChevronTexaco Corp.                                            487,025
     23,300  Conoco Inc.                                                    598,810
                                                             ------------------------------
                                                                          1,085,835
                                                             ------------------------------
OIL SERVICES - 0.8%
     12,700  Transocean Sedco Forex, Inc.                                   382,905
                                                             ------------------------------
PROPERTY & CASUALTY INSURANCE - 2.9%
     26,000  Allstate Corp.                                                 815,880
     11,200  Loews Corp.                                                    568,960
                                                             ------------------------------
                                                                          1,384,840
                                                             ------------------------------
PUBLISHING - 2.2%
     13,000  American Greetings Corp. Cl A                                  182,260
     10,000  Deluxe Corp.                                                   350,000
      8,100  Gannett Co., Inc.                                              511,920
                                                             ------------------------------
                                                                          1,044,180
                                                             ------------------------------

Shares                                                                      Value
-------------------------------------------------------------------------------------------
RAILROADS - 0.8%
     13,800  Burlington Northern Santa Fe Corp.              $              370,806
                                                             ------------------------------
REAL ESTATE INVESTMENT TRUST - 1.0%
     19,000  Equity Residential Properties Trust                            493,050
                                                             ------------------------------
RESTAURANTS - 1.2%
     21,300  McDonald's Corp.                                               555,291
                                                             ------------------------------
SECURITIES & ASSET MANAGEMENT - 1.9%
      8,900  Merrill Lynch & Co., Inc.                                      389,019
     10,300  Morgan Stanley Dean Witter & Co.                               503,876
                                                             ------------------------------
                                                                            892,895
                                                             ------------------------------
SPECIALTY STORES - 0.4%
      8,400  RadioShack Corp.                                               209,916
                                                             ------------------------------
TELEPHONE - 4.8%
     36,600  AT&T Corp.                                                     558,150
     23,600  Sprint Corp.                                                   472,000
     25,780  Verizon Communications                                       1,284,102
                                                             ------------------------------
                                                                          2,314,252
                                                             ------------------------------
THRIFTS - 1.0%
     15,900  Washington Mutual, Inc.                                        480,021
                                                             ------------------------------
TOBACCO - 2.2%
     22,100  Philip Morris Companies Inc.                                 1,034,280
                                                             ------------------------------
TOTAL COMMON STOCKS                                                      45,462,424
                                                             ------------------------------
  (Cost $42,091,567)
===========================================================================================
TEMPORARY CASH INVESTMENTS - 4.8%
    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 2.50%, dated 10/31/01,
       due 11/1/01 (Delivery value $2,300,160)                            2,300,000
                                                             ------------------------------
  (Cost $2,300,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                    $47,762,424
                                                             ==============================
  (Cost $44,391,567)

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing.

8   1-800-345-2021                                        See Notes to Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
OCTOBER 31, 2001

ASSETS

Investment securities, at value (identified cost of $44,391,567) (Note 3)   $  47,762,424
Cash ....................................................................          53,796
Receivable for investments sold .........................................         957,890
Dividends and interest receivable .......................................          44,992
                                                                            -------------
                                                                               48,819,102
                                                                            -------------
                                                                            =============
LIABILITIES
Payable for investments purchased .......................................       1,231,845
Accrued management fees (Note 2) ........................................          45,315
Payable for directors' fees and expenses (Note 2) .......................              33
                                                                            -------------
                                                                                1,277,193
                                                                            -------------
Net Assets ..............................................................   $  47,541,909
                                                                            =============
                                                                            =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized - Investor Class .............................................     134,000,000
                                                                            =============
Outstanding - Investor Class ............................................       8,817,205
                                                                            =============

Net Asset Value Per Share ...............................................   $        5.39
                                                                            =============
                                                                            =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................................   $  46,425,250
Undistributed net investment income .....................................         366,058
Accumulated net realized loss on investment transactions ................      (2,620,256)
Net unrealized appreciation on investments (Note 3) .....................       3,370,857
                                                                            -------------
                                                                            $  47,541,909
                                                                            =============

See Notes to Financial Statements

See Glossary for a Definition of the Table                      www.americancentury.com   9

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
INVESTMENT INCOME
Income:
Dividends ..........................................   $   895,455
Interest ...........................................        95,155
                                                       -----------
                                                           990,610
                                                       -----------
Expenses (Note 2):
Management fees ....................................       476,718
Directors' fees and expenses .......................           472
                                                       -----------
                                                           477,190
                                                       -----------

Net investment income ..............................       513,420
                                                       -----------
                                                       ===========
REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on investment transactions .......    (1,060,970)
Change in net unrealized appreciation on investments      (332,341)
                                                       -----------

Net realized and unrealized loss ...................    (1,393,311)
                                                       -----------

Net Decrease in Net Assets Resulting from Operations   $  (879,891)
                                                       ===========

                                              See Notes to Financial Statements

10   1-800-345-2021                  See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 2001 AND OCTOBER 31, 2000

Increase (Decrease) in Net Assets                                             2001           2000

OPERATIONS
Net investment income ...............................................   $    513,420    $    584,671
Net realized loss ...................................................     (1,060,970)     (1,395,301)
Change in net unrealized appreciation ...............................       (332,341)      3,195,258
                                                                                        ------------

Net increase (decrease) in net assets resulting from operations .....       (879,891)      2,384,628
                                                                                        ------------
                                                                                        ============
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........................................       (575,700)       (433,439)
                                                                                        ------------
                                                                                        ============
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........................................     13,647,684       5,278,808
Proceeds from reinvestment of distributions .........................        563,389         428,437
Payments for shares redeemed ........................................     (4,348,518)    (14,655,657)
                                                                                        ------------
Net increase (decrease) in net assets from capital share transactions      9,862,555      (8,948,412)
                                                                                        ------------
Net increase (decrease) in net assets ...............................      8,406,964      (6,997,223)
                                                                                        ============
NET ASSETS
Beginning of period .................................................     39,134,945      46,132,168
                                                                                        ------------
End of period .......................................................   $ 47,541,909    $ 39,134,945
                                                                                        ============
Undistributed net investment income .................................   $    366,058    $    434,528
                                                                                        ============
                                                                                        ============
TRANSACTIONS IN SHARES OF THE FUND
Sold ................................................................      2,379,801       1,050,478
Issued in reinvestment of distributions .............................        107,929          85,687
Redeemed ............................................................       (780,784)     (2,928,955)
                                                                                        ------------
Net increase (decrease) .............................................      1,706,946      (1,792,790)
                                                                                        ============

See Notes to Financial Statements

See Glossary for a Definition of the Table           www.americancentury.com   11

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment  company. Tax-Managed Value Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that  management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on  shareholder returns. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the  following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and
Institutional Class had not commenced as of October 31, 2001. The Advisor Class and Institutional Class are authorized to issue 50,000,000 and 16,000,000 shares, respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a  principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations  are not readily available, securities are valued at fair value as  determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for  federal income tax purposes.

    INVESTMENT INCOME - Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each  repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having  management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain  capital accounts.

    At October 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $2,606,765 (expiring in 2007 through 2009) may be used to offset future taxable gains.

12   1-800-345-2021

Notes to Financial Statements
-------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2001
-------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the Investor Class based on fund average net assets is as follows:

================================================================================
FUND AVERAGE NET ASSETS

    First $500 million            1.10%
    Next $500 million             1.00%
    Over $1 billion               0.90%

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the Advisor Class because it had not commenced operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund also has a bank line of credit agreement with JPM (see Note 4).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

-------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding  short-term investments, for the year ended October 31, 2001,  were $31,087,578 and
$23,141,259, respectively.

    On October 31, 2001, accumulated net unrealized appreciation was $3,357,366, based on the aggregate cost of investments for  federal income tax purposes of
$44,405,058, which consisted of  unrealized appreciation of $5,122,354 and unrealized depreciation of $1,764,988.

-------------------------------------------------------------------------------
4. BANK LOAN

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2001.

                                                   www.americancentury.com   13

Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                   2001           2000         1999(1)
===========================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................  $5.50          $5.18         $5.00
                                                                -------------------------------------------
Income From Investment Operations
  Net Investment Income ........................................   0.06           0.08          0.04
  Net Realized and Unrealized Gain (Loss) ......................  (0.09)          0.29          0.14
                                                                -------------------------------------------
  Total From Investment Operations .............................  (0.03)          0.37          0.18
                                                                -------------------------------------------
Distributions
  From Net Investment Income ...................................  (0.08)         (0.05)          --
                                                                -------------------------------------------
Net Asset Value, End of Period .................................  $5.39          $5.50         $5.18
                                                                ===========================================
  Total Return(2) ..............................................  (0.47)%        7.23%          3.60%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............   1.10%         1.10%        1.10%(3)
Ratio of Net Investment Income to Average Net Assets ...........   1.18%         1.56%        1.14%(3)
Portfolio Turnover Rate ........................................     56%           73%        41%
Net Assets, End of Period (in thousands) ....................... $47,542       $39,135        $46,132

(1)  March 31, 1999 (inception) through October 31, 1999.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                                              See Notes to Financial Statements

14   1-800-345-2021                  See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Managed Value Fund (the
"Fund"), one of the funds comprising American Century Mutual Funds,
Inc., as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two periods then ended and for the period March 31, 1999 (inception) through
October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with  the custodian and brokers. An audit also includes assessing the accounting principles used and significant  estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Tax-Managed Value
Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 2001

                                                   www.americancentury.com   15

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund(s): Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any  commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker- dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    No shares of the Institutional or Advisor Classes have been sold as of
October 31, 2001.

    Investor class of shares represent a pro rata  interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not  eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TAX INFORMATION FOR DISTRIBUTIONS (UNAUDITED)

     For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended October 31, 2001 qualify for the corporate dividends received deduction.

16   1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds.

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

     Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics associated with value-style stocks.

     The RUSSELL 1000[register mark] VALUE INDEX  measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000[register mark] INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

[right margin]

PORTFOLIO MANAGERS

Tax-Managed Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA

                                                  www.americancentury.com   17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.2 billion and $9.2 billion. This is
Lipper's market capitalization breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization  breakpoint as of October 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

18   1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com   19

Notes
--------------------------------------------------------------------------------

20   1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International
Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

P.O. BOX 419200 KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS, FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.
--------------------------------------------------------------------------------
American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

0112                                American Century Investment Services, Inc.
SH-ANN-27613                        (c)2001 American Century Services Corporation